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                   SALOMON BROTHERS
                   INVESTMENT SERIES

                   PROSPECTUS &
                   APPLICATION

                   NOVEMBER 1, 1996


                                            CASH MANAGEMENT FUND

                                            NEW YORK MUNICIPAL MONEY MARKET FUND

                                            NEW YORK MUNICIPAL BOND FUND

                                            NATIONAL INTERMEDIATE MUNICIPAL FUND

                                            U.S. GOVERNMENT INCOME FUND

                                            HIGH YIELD BOND FUND

                                            STRATEGIC BOND FUND

                                            TOTAL RETURN FUND

                                            ASIA GROWTH FUND

                                            INVESTORS FUND

                                            CAPITAL FUND



            For Information About Salomon Brothers Investment Series
                        Consult The Following Prospectus



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                                    Salomon Brothers
                                    Investment Series

7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048  (800) SALOMON OR (800) 725-6666

SALOMON BROTHERS INVESTMENT SERIES CONSISTS OF SALOMON BROTHERS CASH MANAGEMENT FUND (THE 'CASH MANAGEMENT FUND'), SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (THE 'NEW YORK MUNICIPAL MONEY MARKET FUND'), SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND (THE 'NEW YORK MUNICIPAL BOND FUND'), SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (THE 'NATIONAL INTERMEDIATE MUNICIPAL FUND'), SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND (THE 'U.S. GOVERNMENT
INCOME FUND'), SALOMON BROTHERS HIGH YIELD BOND FUND (THE 'HIGH YIELD BOND FUND'), SALOMON BROTHERS STRATEGIC BOND FUND (THE 'STRATEGIC BOND FUND'), SALOMON BROTHERS TOTAL RETURN FUND (THE 'TOTAL RETURN FUND'), SALOMON BROTHERS ASIA GROWTH FUND (THE 'ASIA

                                                          continued on next page

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THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S)
AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN CERTAIN SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. SUCH LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. THE HIGH YIELD BOND FUND AND THE STRATEGIC BOND FUND ARE NOT LIMITED IN THE PERCENTAGE OF THEIR ASSETS WHICH MAY BE INVESTED IN SUCH SECURITIES. EACH OF THE TOTAL RETURN FUND, THE ASIA GROWTH FUND, THE INVESTORS FUND AND THE CAPITAL FUND MAY INVEST UP TO 20%, 10%, 5% AND 5%, RESPECTIVELY, OF ITS TOTAL ASSETS IN NON-CONVERTIBLE SECURITIES OF THIS TYPE AND MAY INVEST WITHOUT LIMIT IN CONVERTIBLE SECURITIES OF THIS TYPE. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.' BECAUSE THE NEW YORK
MUNICIPAL MONEY MARKET FUND HAS THE ABILITY, LIKE MANY OTHER SINGLE-STATE TAX-FREE MONEY MARKET FUNDS, TO INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

This Prospectus sets forth concisely the information a prospective investor should know before investing in a Fund. This Prospectus should be read and retained for ready reference to information about a Fund. A Statement of Additional Information dated November 1, 1996, containing additional information about each Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling at the address and telephone number printed above.
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THESE SECURITIES HAVE  NOT BEEN APPROVED  OR DISAPPROVED BY  THE SECURITIES  AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                NOVEMBER 1, 1996

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continued from previous page

GROWTH FUND'), SALOMON BROTHERS INVESTORS FUND INC (THE 'INVESTORS FUND') AND SALOMON BROTHERS CAPITAL FUND INC (THE 'CAPITAL FUND') (EACH A 'FUND' AND COLLECTIVELY, THE 'FUNDS'). EACH OF THE FUNDS, EXCEPT FOR THE INVESTORS FUND AND THE CAPITAL FUND, IS AN INVESTMENT PORTFOLIO OF SALOMON BROTHERS SERIES FUNDS INC, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ('SERIES FUNDS'). THE INVESTORS FUND AND CAPITAL FUND ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES. EACH OF THE FUNDS HAS A SPECIFIC INVESTMENT OBJECTIVE.

 The CASH MANAGEMENT FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share.

 The NEW YORK MUNICIPAL MONEY MARKET FUND seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund invests primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes. The Fund seeks to maintain a stable net asset value of $1.00 per share.

 WITH RESPECT TO THE CASH MANAGEMENT FUND AND THE NEW YORK MUNICIPAL MONEY MARKET FUND, THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THESE FUNDS ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

 The NEW YORK MUNICIPAL BOND FUND seeks to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from the personal income taxes of New York State and New York City. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

 The NATIONAL INTERMEDIATE MUNICIPAL FUND seeks a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

 The U.S. GOVERNMENT INCOME FUND seeks a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 The HIGH YIELD BOND FUND seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality.

 The STRATEGIC BOND FUND seeks a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Fund reserves the right to

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invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the Fund's investment manager has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the Fund's investment manager does not anticipate investing in excess of 75% of the Fund's assets in such securities.

 The TOTAL RETURN FUND seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

 The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined in this Prospectus).

 The INVESTORS FUND seeks long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

 The CAPITAL FUND seeks capital appreciation through investments in securities, primarily common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

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                                    Table of Contents

                               Summary                                         5
                               Expense Information                            11
                               Financial Highlights                           16
                               Investment Objectives and Policies             30
                               Additional Investment Activities and Risk
                               Factors                                        62
                               Multiple Pricing System                        82
                               Investment Limitations                         87
                               Management                                     91
                               Determination of Net Asset Value               98
                               Purchase of Shares                             99
                               Redemption of Shares                          106
                               Performance Information                       111
                               Dividends and Distributions                   113
                               Taxation                                      115
                               Shareholder Services                          119
                               Account Services                              123
                               Capital Stock                                 123
                               Appendix A                                    A-1
                               Appendix B                                    B-1

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                                    Summary

THE FUNDS

Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Series Funds, an open-end investment company incorporated in Maryland on April 17, 1990. The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Asia Growth Fund are newly or recently organized portfolios of the Series Funds. The Investors Fund is an open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is an open-end management investment company incorporated in Maryland on August 23, 1976.

Each of the Funds, except the Asia Growth Fund and the Capital Fund, is diversified within the meaning of the Investment Company Act of 1940, as amended (the '1940 Act').

THE FUNDS' OBJECTIVES AND POLICIES

CASH MANAGEMENT FUND. The objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will seek to attain its objective by investing in a broad range of high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, including the following:
(1) securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof, (2) obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets, (3) high quality commercial paper and other high-quality short-term debt obligations, and (4) obligations of the International Bank for Reconstruction and Development, other supranational organizations and foreign governments and their agencies and instrumentalities. The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above.

NEW YORK MUNICIPAL MONEY MARKET FUND. The objective of the New York Municipal Money Market Fund is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes. The Fund seeks to maintain a stable net asset value of $1.00 per share.

NEW YORK MUNICIPAL BOND FUND. The objective of the New York Municipal Bond Fund is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from the personal income taxes of New York State and New York City. The Fund will not invest in municipal

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SALOMON                 BROTHERS                INVESTMENT                SERIES
obligations that are rated below investment grade at the time of purchase.

NATIONAL INTERMEDIATE MUNICIPAL FUND. The objective of the National Intermediate Municipal Fund is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

U.S. GOVERNMENT INCOME FUND. The objective of the U.S. Government Income Fund is to seek a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The Fund will not knowingly invest in 'high risk mortgage securities' (as defined herein).

HIGH YIELD BOND FUND. The objective of the High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality.

STRATEGIC BOND FUND. The primary objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Strategic Bond Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Strategic Bond Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

ASIA GROWTH FUND. The Asia Growth Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined under 'Investment Objectives and Policies').

INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

CAPITAL FUND. The objective of the Capital Fund is to seek capital appreciation through investments primarily in common stock, or securites convertible into common stocks, which

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SALOMON                 BROTHERS                INVESTMENT                SERIES
are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

There can be no assurance that the investment objective(s) of any Fund will be achieved. See 'Investment Objectives and Policies.'

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ('SBAM'), an affiliate of Salomon Brothers Inc ('Salomon Brothers'), is the investment manager of the Funds. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. For its services as investment manager, the Cash Management Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets; the New York Municipal Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets; the New York Municipal Bond Fund pays SBAM a monthly fee at an annual rate of
 .50% of the Fund's average daily net assets; the National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets; the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Strategic Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets; the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets; the Capital Fund pays SBAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million; and the Investors Fund pays SBAM a performance-based fee which consists of a quarterly base fee, based on the Fund's average daily net assets, at an annual rate of .50% of the Fund's first $350 million, .40% on the next $150 million, .375% on the next $250 million, .35% on the next $250 million and .30% on the amount in excess of $1 billion, and which may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'). See 'Management.'

With respect to the Strategic Bond Fund, SBAM has entered into a subsidiary consulting agreement with its affiliate, Salomon Brothers Asset Management Limited ('SBAM Limited') pursuant to which SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. Subject to the supervision of SBAM, Salomon Brothers Asia Pacific Limited ('SBAM AP') serves as sub-adviser to the Asia Growth Fund. SBAM Limited and SBAM AP are compensated by SBAM at no additional cost to the Funds.

RISK FACTORS

Prospective investors should consider certain risks associated with an investment in each Fund. Certain Funds may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, investing in foreign securities (including emerging market securities), investing in warrants, investing in municipal obligations, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis,

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SALOMON                 BROTHERS                INVESTMENT                SERIES
investing in zero coupon securities, investing in loan participations and assignments, lending portfolio securities and high portfolio turnover rates. Certain Funds may engage in derivatives which involve special risks. Because the New York Municipal Bond Fund and the New York Municipal Money Market Fund significantly invest in New York municipal obligations, each is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See
'Investment Objectives and Policies' and 'Additional Investment Activities and Risk Factors.'

PURCHASE OF SHARES

Shares of each Fund may be purchased at their next determined net asset value plus, in the case of Class A shares, a front end sales charge, from a selected dealer or as otherwise set forth under 'Purchase of Shares.' The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for Individual Retirement Accounts ('IRAs') and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plan, Automatic Dividend Diversification and Systematic Investing. See 'Purchase of Shares' and 'Shareholder Services.'

REDEMPTION OF SHARES

Each Fund redeems shares at the applicable next determined net asset value, less the applicable contingent deferred sales charge ('CDSC'), if any. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time. See 'Redemption of Shares.'

CLASSES OF SHARES

Each Fund offers three classes of shares ('Class A' shares, 'Class B' shares and 'Class C' shares) to the general public, with each class having different sales charge structures and expense levels (the 'Multiple Pricing System'). In addition, each Fund has Class O shares which are offered only to existing Class O shareholders. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See 'Multiple Pricing System.'

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are offered without such a charge). In addition, Class A shares are subject to an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Certain purchases of Class A shares qualify for a waived or reduced front end sales charge. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales

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SALOMON                 BROTHERS                INVESTMENT                SERIES
charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Class B shares (except for shares of the Cash Management Fund and the New York Municipal Money Market
Fund) will automatically convert, based upon relative net asset value, to Class
A shares of the same Fund six years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% of the dollar amount subject thereto on redemptions made within one year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class C shares are subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Class C shares (except for shares of the Cash Management Fund and the New York Municipal Money Market Fund) will automatically convert, based upon relative net asset value, to Class A shares of the same Fund ten years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. Class O shares are not subject to any sales charges or Rule 12b-1 fees.

For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see 'Multiple Pricing System -- Factors for Consideration.'

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income of the Cash Management Fund, the New York Municipal Money Market Fund, the New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will be declared as a daily dividend, and shareholders will receive such dividends monthly. The Asia Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund will pay dividends from net investment income quarterly. The Capital Fund will pay dividends from net investment income annually. Each Fund will pay net realized long-term capital gains annually. It is anticipated that the expenses incurred by each class of each Fund (other than the

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SALOMON                 BROTHERS                INVESTMENT                SERIES
Cash Management Fund and the New York Municipal Money Market Fund) will differ and, accordingly, the dividends distributed by each such class will differ. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the same class of a Fund unless a shareholder requests otherwise. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B and Class C shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. A portion of the dividends of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund may be subject to the federal alternative minimum tax. See 'Multiple Pricing System,' 'Dividends and Distributions' and 'Taxation.'

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                                    Expense Information

Each Fund offers multiple classes of shares. Each share of a Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of each Fund:

                                            CLASS A          CLASS B                   CLASS C     CLASS O(d)
                                            -----------------------------------------------------------------
SHAREHOLDERS TRANSACTION EXPENSES*
Maximum Sales Charge Imposed on
Purchases of Shares (as a percentage of
offering price)
  All Funds except Cash Management Fund
    and New York Municipal Money Market
    Fund                                    4.75%(a)         None                      None        None
  Cash Management Fund                      None             None                      None        None
  New York Municipal Money Market Fund      None             None                      None        None
Sales Charge Imposed on Reinvested
Dividends
  All Funds                                 None             None                      None        None
Contingent Deferred Sales Charge
(as a percentage of original purchase
price or redemption price, whichever is
lower)
  All Funds except Cash Management Fund
    and New York Municipal Money Market
    Fund                                    1% during the    5% first year,            1% during   None
                                            first year for   5% second year,           the first
                                            purchases of     4% third year,            year(c)
                                            $1 million or    3% fourth year,
                                            more(b)          2% fifth year,
                                                             1% sixth year, and
                                                             0% after sixth year(c)
  Cash Management Fund                      None             None                      None        None
  New York Municipal Money Market Fund      None             None                      None        None
Redemption Fees
  All Funds                                 None             None                      None        None
Exchange Fee
  All Funds                                 None             None                      None        None

       ------------------------------------------------------------------

(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over. See 'Purchase of Shares -- Class A Shares.'

(b)   See   'Purchase  of  Shares   --  Class  A   Shares'  and  'Redemption  of
      Shares -- Class A Shares.'

(c) See 'Purchase of Shares -- Class B Shares' and ' -- Class C Shares' and 'Redemption of Shares -- Class B Shares' and ' -- Class C Shares.'

(d) Only Class O shareholders are permitted to purchase additional Class O shares.

 * Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares. See 'Purchase of Shares.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

ANNUAL FUND OPERATING EXPENSES:

Information in the table below is given as a percentage of average daily net assets after fee waivers and expense reimbursements in certain cases, as indicated. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund commenced investment operations on February 22, 1995 and Total Return Fund commenced investment operations on September 11, 1995. Information shown in the table below with respect to these Funds, therefore, is annualized. The Asia Growth Fund commenced investment operations on May 6, 1996. Information shown in the table below with respect to the Fund, therefore, is based on estimates for the current fiscal year.

FUND                                                             CLASS A        CLASS B        CLASS C        CLASS O
---------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees                                                         --             --             --             --
  Other expenses (after reimbursement)*`D'                               .55%           .55%           .55%           .55%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                      .55%           .55%           .55%           .55%

NEW YORK MUNICIPAL MONEY MARKET
  Management Fees (after waiver)`D'`D'                                   .18%           .18%           .18%           .18%
  Rule 12b-1 fees                                                         --             --             --             --
  Other expenses                                                         .25%           .25%           .25%           .25%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)`D'`D'                     .43%           .43%           .43%           .43%

NEW YORK MUNICIPAL BOND
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*`D'                               .50%           .50%           .50%           .50%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                      .75%          1.50%          1.50%           .50%

NATIONAL INTERMEDIATE MUNICIPAL
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*`D'                               .50%           .50%           .50%           .50%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                      .75%          1.50%          1.50%           .50%

U.S. GOVERNMENT INCOME
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*`D'                               .60%           .60%           .60%           .60%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                      .85%          1.60%          1.60%           .60%

HIGH YIELD BOND
  Management fees (after waiver)`D'`D'                                   .20%           .20%           .20%           .20%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .79%           .76%           .78%           .80%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)`D'`D'                    1.24%          1.96%          1.98%          1.00%

STRATEGIC BOND
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*`D'                               .98%           .97%           .99%           .99%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                     1.23%          1.97%          1.99%           .99%

TOTAL RETURN
  Management fees (after waiver)`D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*`D'                               .49%           .49%           .51%           .51%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)`D'                                                      .74%          1.49%          1.51%           .51%

ASIA GROWTH
  Management fees                                                        .80%           .80%           .80%           .80%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)***`D'`D'`D'                       .19%           .19%           .19%           .19%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after reimbursement)***                1.24%          1.99%          1.99%           .99%

SALOMON                 BROTHERS                INVESTMENT                SERIES

FUND                                                             CLASS A        CLASS B        CLASS C        CLASS O
---------------------------------------------------------------------------------------------------------------------
INVESTORS
  Management fees****                                                    .41%           .41%           .41%           .41%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .28%           .30%           .27%           .28%
                                                                         ---            ---            ---            ---
  Total fund operating expenses                                          .94%          1.71%          1.68%           .69%

CAPITAL
  Management Fees                                                       1.00%          1.00%          1.00%          1.00%
  Rule 12b-1 fees                                                        .25%          1.00%          1.00%            --
  Other expenses                                                         .36%           .36%           .36%           .36%
                                                                         ---            ---            ---            ---
  Total fund operating expenses                                         1.61%          2.36%          2.36%          1.36%

                         ------------------------------------------------------------------
`D'        Reflects the voluntary waiver of management fees and reimbursement of certain expenses by SBAM for the period ended December 31, 1995. Absent such waiver and reimbursement, the ratio of management fees to the average daily net assets for each class of shares of Cash Management,
           New York Municipal Bond, National Intermediate Municipal, U.S. Government Income, Strategic
           Bond and Total Return would be .20%, .50%, .50%, .60%, .75% and .55%, respectively, the ratio of other expenses to average daily net assets of (i) Cash Management would be 1.15%, 1.14%,
           1.14% and 1.14% for Class A, Class B, Class C and Class O, respectively, (ii) New York
           Municipal Bond would be 2.21%, 2.20%, 2.21% and 2.21% for Class A, Class B, Class C and Class
           O, respectively, (iii) National Intermediate would be .96%, .95%, .96% and .96% for Class A,
           Class B, Class C and Class O, respectively, (iv) U.S. Government Income would be 1.05%, 1.04%,
           1.04% and 1.04% for Class A, Class B, Class C and Class O, respectively, (v) Strategic Bond would be 1.11%, 1.10%, 1.12% and 1.12% for Class A, Class B, Class C and Class O, respectively and (vi) Total Return would be .65%, .64%, .67% and .67%, respectively, and the ratio of total fund operating expenses to the average daily net assets of (i) Cash Management would be 1.35%,
           1.34%, 1.34% and 1.34% for Class A, Class B, Class C and Class O, respectively, (ii) New York
           Municipal Bond would be 2.96%, 3.70%, 3.71% and 2.71% for Class A, Class B, Class C and Class
           O, respectively, (iii) National Intermediate Municipal would be 1.71%, 2.45%, 2.46% and 1.46%
           for Class A, Class B, Class C and Class O, respectively, (iv) U.S. Government Income would be
           1.90%, 2.64%, 2.64% and 1.64% for Class A, Class B, Class C and Class O, respectively, (v)
           Strategic Bond would be 2.11%, 2.85%, 2.87% and 1.87% for Class A, Class B, Class C and Class
           O, respectively, and (vi) Total Return would be 1.45%, 2.19%, 2.22% and 1.22%, respectively.
           For the fiscal year ended December 31, 1996, SBAM has voluntarily agreed to impose an expense cap on each such Fund's total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown for each Fund in the table above through reimbursement of expenses and, to the extent necessary, waiver of management fees.
*          The amounts set forth for 'Other expenses' are based on the Fund's operating expenses for the fiscal year ended December 31, 1995 which are calculated as a percentage of average daily net assets and includes fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.
**         Upon conversion to Class A shares, Class B and Class C shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual Rule 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual Rule 12b-1 fee of
           1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a
           .75% distribution fee and a .25% service fee. See 'Multiple Pricing System -- Conversion
           Feature.'
`D'`D'     Reflects the voluntary partial waiver of the management fees by SBAM for the fiscal year ended
           December 31, 1995. Absent such waiver, the ratio of management fees to the average daily net assets for each class of shares of the New York Municipal Money Market Fund and the High Yield
           Bond Fund would be .20% and .75%, respectively and the ratio of total fund operating expenses to the average daily net assets would be .45% for each class of shares of the New York
           Municipal Money Market Fund and 1.80%, 2.51%, 2.54% and 1.55% for Class A, Class B, Class C and
           Class O shares of the High Yield Bond Fund, respectively. For the fiscal year ended December
           31, 1996, SBAM has voluntarily agreed to impose an expense cap on the total fund operating expenses of the High Yield Bond Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amount shown in the table above through reimbursement of expenses and, to the extent necessary, waiver of management fees.
***        Reflects a voluntary expense cap (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) which SBAM has agreed to impose for the fiscal year ended December 31, 1996. Absent such expense cap, the ratio of other expenses to average daily net assets would be .77%, .77%, .77% and .77% for Class A, Class B, Class C and Class O,
           respectively, and the ratio of total fund operating expenses to the average daily net assets would be 1.82%, 2.57%, 2.57% and 1.57% for Class A, Class B, Class C and Class O, respectively.
`D'`D'`D'  The Fund commenced investment operations on May 6, 1996. The amounts set forth for 'Other
           Expenses' are therefore based on estimates for the current fiscal year ending December 31, 1996 and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.
****       The Investors Fund pays a performance-based management fee. Management fees included in the table above reflect the performance of the Fund through the year ended December 31, 1995. See
           'Management.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

The fees and expenses listed under the caption 'Annual Fund Operating Expenses' are described in this Prospectus under the captions 'Management' and 'Purchase of Shares -- Distributor.'

For additional information with respect to the expenses identified in the table above, see 'Management' in the Statement of Additional Information.

EXAMPLE:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of each Fund. The example assumes payment by each Fund of operating expenses at the levels set forth in the preceding table and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period, with the exception of the lines marked 'Class B No redemption,' in which case it is assumed that no redemption is made at the end of each time period:

FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
  Class A Shares                                                $  6      $  18      $  31       $ 69
  Class B Shares                                                $  6      $  18      $  31       $ 69
  Class C Shares                                                $  6      $  18      $  31       $ 69
  Class O Shares                                                $  6      $  18      $  31       $ 69

NEW YORK MUNICIPAL MONEY MARKET
  Class A Shares                                                $  4      $  14      $  24       $ 54
  Class B Shares                                                $  4      $  14      $  24       $ 54
  Class C Shares                                                $  4      $  14      $  24       $ 54
  Class O Shares                                                $  4      $  14      $  24       $ 54

NEW YORK MUNICIPAL BOND
  Class A Shares*                                               $ 55      $  70      $  87       $136
  Class B Shares**                                              $ 65      $  87      $ 102       $140***
  Class B No redemption                                         $ 15      $  47      $  82       $140***
  Class C Shares**                                              $ 25      $  47      $  82       $179
  Class O Shares                                                $  5      $  16      $  28       $ 63

NATIONAL INTERMEDIATE MUNICIPAL
  Class A Shares*                                               $ 55      $  70      $  87       $136
  Class B Shares**                                              $ 65      $  87      $ 102       $140***
  Class B No redemption                                         $ 15      $  47      $  82       $140***
  Class C Shares**                                              $ 25      $  47      $  82       $179
  Class O Shares                                                $  5      $  16      $  28       $ 63

U.S. GOVERNMENT INCOME
  Class A Shares*                                               $ 56      $  73      $  92       $147
  Class B Shares**                                              $ 66      $  90      $ 107       $151***
  Class B No redemption                                         $ 16      $  50      $  87       $151***
  Class C Shares**                                              $ 26      $  50      $  87       $190
  Class O Shares                                                $  6      $  19      $  33       $ 75

HIGH YIELD BOND
  Class A Shares*                                               $ 60      $  85      $ 112       $190
  Class B Shares**                                              $ 70      $ 102      $ 126       $193***
  Class B No redemption                                         $ 20      $  62      $ 106       $193***
  Class C Shares**                                              $ 30      $  62      $ 107       $231
  Class O Shares                                                $ 10      $  32      $  55       $122

SALOMON                 BROTHERS                INVESTMENT                SERIES

FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
STRATEGIC BOND
  Class A Shares*                                               $ 59      $  85      $ 112       $189
  Class B Shares**                                              $ 70      $ 102      $ 126       $193***
  Class B No redemption                                         $ 20      $  62      $ 106       $193***
  Class C Shares**                                              $ 30      $  62      $ 107       $231
  Class O Shares                                                $ 10      $  32      $  55       $122

TOTAL RETURN
  Class A Shares*                                               $ 55      $  70      N/A         N/A
  Class B Shares**                                              $ 65      $  87      N/A         N/A
  Class B No redemption                                         $ 15      $  47      N/A         N/A
  Class C Shares**                                              $ 25      $  48      N/A         N/A
  Class O Shares                                                $  5      $  16      N/A         N/A
ASIA GROWTH
  Class A Shares*                                               $ 60      $  85      N/A         N/A
  Class B Shares**                                              $ 70      $ 102      N/A         N/A
  Class B No redemption                                         $ 20      $  62      N/A         N/A
  Class C Shares**                                              $ 30      $  62      N/A         N/A
  Class O Shares                                                $ 10      $  32      N/A         N/A
INVESTORS
  Class A Shares*                                               $ 57      $  76      $  97       $157
  Class B Shares**                                              $ 67      $  94      $ 113       $163***
  Class B No redemption                                         $ 17      $  54      $  93       $163***
  Class C Shares**                                              $ 27      $  53      $  91       $199
  Class O Shares                                                $  7      $  22      $  38       $ 86
CAPITAL FUND
  Class A Shares*                                               $ 63      $  96      $ 131       $230
  Class B Shares**                                              $ 74      $ 114      $ 146       $234***
  Class B No redemption                                         $ 24      $  74      $ 126       $234***
  Class C Shares**                                              $ 34      $  74      $ 126       $270
  Class O Shares                                                $ 14      $  43      $  74       $164

                     --------------------------------

* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.

** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.

*** Reflects the conversion to Class A shares six years after purchase, and therefore years seven through ten reflect Class A expenses.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%.

Because a portion of the 12b-1 fees payable by Class B and Class C shares is considered an asset based sales charge by the National Association of Securities Dealers, Inc. ('NASD'), long-term shareholders in Class B and Class C of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) may pay more than the economic equivalent of the maximum front end sales charges permitted by the NASD.

The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

                                    Financial Highlights

The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements of the applicable Fund contained in the Statement of Additional Information. The financial statements and financial highlights of the Cash Management Fund, the New York Municipal Money Market Fund, the New York Municipal Bond Fund, the National Intermediate Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund, the Investors Fund and the Capital Fund for each of the years ended December 31, 1995 have been audited by Price Waterhouse LLP, whose unqualified reports thereon are included in the Statement of Additional Information. The Statement of Additional Information may be obtained by shareholders by writing or calling at the address or telephone number printed on the front cover. As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund were reclassified as Class O shares. As of the close of business on October 31, 1996, all existing shares of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SALOMON                 BROTHERS                INVESTMENT                SERIES

                              CASH MANAGEMENT FUND

                                                     CLASS A                         CLASS B
                                          --------------------------------------------------------------
                                             SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                               ENDED           ENDED           ENDED           ENDED
                                              JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          1996 (UNAUDITED)      1995      1996 (UNAUDITED)      1995
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  1.000        $  1.000        $  1.000        $  1.000
                                            ------          ------          ------          ------
Net investment income                        0.025           0.044           0.025           0.043
Dividends from net investment income        (0.025)         (0.044)         (0.025)         (0.043)
                                            ------          ------          ------          ------
Net asset value, end of period            $  1.000        $  1.000        $  1.000        $  1.000
                                            ------          ------          ------          ------
                                            ------          ------          ------          ------
Net assets, end of period (thousands)     $  5,293        $  1,756        $  2,519        $  2,238
Total return*                               +2.5  %         +4.5  %         +2.5  %         +4.4  %
Ratios to average net assets:
 Expenses                                    0.55 %**        0.55 %          0.55 %**        0.55 %
 Net investment income                       4.93 %**        5.42 %          4.96 %**        5.38 %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
 Net investment income per share          $  0.024        $  0.037        $  0.024        $  0.037
 Expense ratio                               0.76 %**        1.35 %          0.76 %**        1.34 %

                                                    CLASS C
                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             JUNE 30,      DECEMBER 31,
                                         1996 (UNAUDITED)      1995
------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.000      $  1.000
                                            -------        ------
Net investment income                         0.025         0.043
Dividends from net investment income         (0.025)       (0.043)
                                            -------       ------
Net asset value, end of period              $ 1.000      $  1.000
                                            -------        ------
                                            -------        ------
Net assets, end of period (thousands)       $   267          $183
Total return*                                +2.5  %       +4.4  %
Ratios to average net assets:
 Expenses                                     0.55 %**      0.55 %
 Net investment income                        4.94 %**      5.40 %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
 Net investment income per share            $ 0.024      $  0.036
 Expense ratio                                0.76 %**      1.34 %

                          NEW YORK MUNICIPAL BOND FUND

                                                     CLASS A                         CLASS B
                                          --------------------------------------------------------------
                                             SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                               ENDED           ENDED           ENDED           ENDED
                                              JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          1996 (UNAUDITED)      1995      1996 (UNAUDITED)      1995
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.11          $ 8.96          $10.11          $ 8.96
                                            ------          ------          ------          ------
Net investment income                        0.24            0.42            0.21            0.36
Net gain (loss) on securities and
 futures (both realized and unrealized)     (0.42)           1.14           (0.43)           1.14
                                            ------          ------          ------          ------
Total from investment operations            (0.18)           1.56           (0.22)           1.50
                                            ------          ------          ------          ------
Dividends from net investment income        (0.24)          (0.41)          (0.20)          (0.35)
Distributions from net realized gain on
 securities and futures                      --              --              --              --
                                            ------          ------          ------          ------
Total dividends and distributions           (0.24)          (0.41)          (0.20)          (0.35)
                                            ------          ------          ------          ------
Net asset value, end of period             $ 9.69          $10.11          $ 9.69          $10.11
                                            ------          ------          ------          ------
                                            ------          ------          ------          ------
Net assets, end of period (thousands)        $658            $546            $515            $528
Total return*                              - 1.8 %         +17.7 %         - 2.1 %         +17.0 %
Ratios to average net assets:
 Expenses                                    0.74%**         0.75%           1.50%**         1.50%
 Net investment income                       4.94%**         5.12%           4.22%**         4.30%
Portfolio turnover rate                        21%             22%             21%             22%
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
 Net investment income per share           $ 0.19          $ 0.24          $ 0.15          $ 0.17
 Expense ratio                               1.86%**         2.96%           2.61%**         3.70%

                                                    CLASS C
                                         ------------------------------
                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             JUNE 30,      DECEMBER 31,
                                         1996 (UNAUDITED)      1995
-----------------------------------------------------------------------
Net asset value, beginning of period        $ 10.11       $ 8.96
                                            -------      ------
Net investment income                          0.21         0.36
Net gain (loss) on securities and
 futures (both realized and unrealized)       (0.43)        1.14
                                            -------      ------
Total from investment operations              (0.22)        1.50
                                            -------      ------
Dividends from net investment income          (0.20)       (0.35)
Distributions from net realized gain on
 securities and futures                        --            --
                                            -------      ------
Total dividends and distributions             (0.20)       (0.35)
                                            -------      ------
Net asset value, end of period              $  9.69       $10.11
                                            -------      ------
                                            -------      ------
Net assets, end of period (thousands)       $   275        $266
Total return*                                - 2.1 %    +17.0 %
Ratios to average net assets:
 Expenses                                      1.50%**    1.50%
 Net investment income                         4.23%**    4.38%
Portfolio turnover rate                          21%        22%
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
 Net investment income per share            $  0.15       $ 0.18
 Expense ratio                                 2.61%**      3.71%

                   ---------------------------------------

(a)        February 1, 1993, commencement of investment operations, through December 31, 1993.
(b)        October 2, 1990, commencement of operations, through December 31, 1990.
*          Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**         Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                                                        CLASS O
        -------------------------------------------------------------------------------------------------------
            SIX MONTHS                                                                                PERIOD
              ENDED                               YEAR ENDED DECEMBER 31,                             ENDED
             JUNE 30,        -----------------------------------------------------------------    DECEMBER 31,
         1996 (UNAUDITED)       1995         1994           1993           1992         1991         1990(b)
       --------------------------------------------------------------------------------------------------------
             $  1.000         $  1.000     $  1.000       $  1.000       $  1.000     $  1.000       $  1.000
              -------         --------     --------     ------------     --------     --------     ------------
                0.025            0.055        0.038          0.027          0.033        0.055          0.019
               (0.025)          (0.055)      (0.038)        (0.027)        (0.033)      (0.055)        (0.019)
              -------         --------     --------     ------------     --------     --------     ------------
             $  1.000         $  1.000     $  1.000       $  1.000       $  1.000     $  1.000       $  1.000
              -------         --------     --------     ------------     --------     --------     ------------
              -------         --------     --------     ------------     --------     --------     ------------
             $ 11,499         $  6,684     $ 19,127       $ 15,049       $ 11,613     $ 22,982       $ 10,293
               +2.5  %          +5.6%        +3.9%          +2.7  %        +3.4%        +5.7%          +1.9  %
                0.55 %**         0.55%        0.61%          0.65 %         0.65%        0.65%          0.65 %**
                4.96 %**         5.46%        3.79%          2.68 %         3.41%        5.43%          7.46 %**
             $  0.024         $  0.047     $  0.036       $  0.025       $  0.030     $  0.053       $  0.018
                0.76 %**         1.34%        0.81%          0.85 %         0.85%        0.85%          0.97 %**


                                     CLASS O
         ----------------------------------------------------------------
            SIX MONTHS
              ENDED            YEAR ENDED DECEMBER 31,      PERIOD ENDED
             JUNE 30,       -----------------------------   DECEMBER 31,
         1996 (UNAUDITED)       1995           1994           1993(a)
        -----------------------------------------------------------------
              $10.11          $   8.98       $  10.44          $10.00
              ------          --------     ------------        ------
                0.25              0.53           0.55            0.46
               (0.41)             1.12          (1.46)           0.46
              ------          --------     ------------        ------
               (0.16)             1.65          (0.91)           0.92
              ------          --------     ------------        ------
               (0.25)            (0.52)         (0.55)          (0.46)
               --                --             --              (0.02)
              ------          --------     ------------        ------
               (0.25)            (0.52)         (0.55)          (0.48)
              ------          --------     ------------        ------
              $ 9.70          $  10.11       $   8.98          $10.44
              ------          --------     ------------        ------
              ------          --------     ------------        ------
              $2,896            $2,494         $3,333          $8,364
               -1.6 %           +18.8%          -8.8 %           +9.4%
                0.51%**           0.50%          0.50%           0.50%**
                5.24%**           5.50%          5.72%           4.99%**
                  21%               22%            63%             24%
               $0.20             $0.32          $0.49           $0.40
                1.62%**           2.71%          1.17%           1.24%**

SALOMON                 BROTHERS                INVESTMENT                SERIES


                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                                                                                                PERIOD
                        SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,                          ENDED
PER SHARE OPERATING      JUNE 30, 1996       -----------------------------------------------------------     DECEMBER 31,
PERFORMANCE               (UNAUDITED)          1995        1994         1993         1992         1991          1990*
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period        $  1.000         $  1.000    $  1.000     $  1.000     $  1.000     $  1.000       $  1.000
                            --------         --------    --------     --------     --------     --------       ----------
Net investment
 income                        0.016             .037`D'     .027         .023         .031         .047           .014`D'
Dividends from net
 investment income            (0.016)           (.037)      (.027)       (.023)       (.031)       (.047)         (.014)
                            --------         --------    --------     --------     --------     --------       ----------
Net asset value, end
 of period                  $  1.000         $  1.000    $  1.000     $  1.000     $  1.000     $  1.000       $  1.000
                            --------         --------    --------     --------     --------     --------       ----------
                            --------         --------    --------     --------     --------     --------       ----------
Net assets end of
 period (thousands)         $201,955         $226,549    $269,788     $262,413     $263,685     $154,782        $34,529
Total investment
 return                        +1.6 %           +3.7 %      +2.7 %       +2.3 %       +3.1 %       +4.8 %         +1.4 %
Ratios to average
 net assets:
 Expenses                       0.58%**           .43%`D'     .41%         .41%         .42%         .60%           .64%**`D'
   Net investment
     income                     3.25%**          3.67%       2.63%        2.31%        3.07%        4.63%          5.79%**`D'

                                  ---------------------------------------

*          October 2, 1990, commencement of operations, through December 31, 1990.
**         Annualized.
`D'        Net investment income per share would have been $0.037 and the expense ratio to average net assets would have been .45% for the year ended December 31, 1995 before waiver of management fee and credits earned on custodian cash balances. Net investment income per share would have been $0.012 and the expense ratio to average net assets would have been 1.23% for the period ended December 31,
           1990 before waiver of management fee and reimbursement of certain expenses.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      NATIONAL INTERMEDIATE MUNICIPAL FUND

                                                  CLASS A                         CLASS B
                                       --------------------------------------------------------------
                                          SIX MONTHS        PERIOD        SIX MONTHS        PERIOD
                                            ENDED           ENDED           ENDED           ENDED
                                           JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                       1996 (UNAUDITED)    1995(a)     1996 (UNAUDITED)    1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.43          $10.00          $10.42          $10.00
                                            ------          ------          ------          ------
Net investment income                         0.24            0.40            0.20            0.34
Net gain on investments (both
  realized and unrealized)                   (0.26)           0.46           (0.26)           0.45
                                            ------          ------          ------          ------
Total from investment operations             (0.02)           0.86           (0.06)           0.79
                                            ------          ------          ------          ------
Dividends from net investment income         (0.24)          (0.40)          (0.20)          (0.34)
Distributions from net realized gain
  on investments                               --            (0.03)            --            (0.03)
                                            ------          ------          ------          ------
Total dividends and distributions            (0.24)          (0.43)          (0.20)          (0.37)
                                            ------          ------          ------          ------
Net asset value, end of period              $10.17          $10.43          $10.16          $10.42
                                            ------          ------          ------          ------
                                            ------          ------          ------          ------
Net assets, end of period
  (thousands)                               $  613          $  569          $  650          $  432
Total return*                                -0.2 %          +8.7 %          -0.5 %          +8.0 %
Ratios to average net assets:
  Expenses                                    0.75%**         0.75%**         1.50%**         1.50%**
  Net investment income                       4.69%**         4.63%**         3.92%**         3.85%**
Portfolio turnover rate                          9%             29%              9%             29%
Before waiver of management fee,
  expenses absorbed by SBAM and
  credits earned on custodian cash
  balances, net investment income
  per share and expense ratios would
  have been:
  Net investment income per share            $0.18           $0.32           $0.14           $0.25
  Expense ratio                               1.92%**         1.71%**         2.66%**         2.45%**

                          U.S. GOVERNMENT INCOME FUND

[CAPTION]

                                                  CLASS A                         CLASS B
                                       --------------------------------------------------------------
                                          SIX MONTHS        PERIOD        SIX MONTHS        PERIOD
                                            ENDED           ENDED           ENDED           ENDED
                                           JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                       1996 (UNAUDITED)    1995(a)     1996 (UNAUDITED)    1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.32          $10.00          $10.32          $10.00
                                            ------          ------          ------          ------
Net investment income                         0.28            0.49            0.22            0.43
Net gain on investments
  (both realized and unrealized)             (0.35)           0.43           (0.33)           0.43
                                            ------          ------          ------          ------
Total from investment operations             (0.07)           0.92           (0.11)           0.86
                                            ------          ------          ------          ------
Dividends from net investment income         (0.29)          (0.49)          (0.26)          (0.43)
Distributions from net realized gain
  on investments                               --            (0.10)            --            (0.10)
Distributions in excess of net
  realized gain on investments                 --            (0.01)            --            (0.01)
                                            ------          ------          ------          ------
Total dividends and distributions            (0.29)          (0.60)          (0.26)          (0.54)
                                            ------          ------          ------          ------
Net asset value, end of period              $ 9.96          $10.32          $ 9.95          $10.32
                                            ------          ------          ------          ------
                                            ------          ------          ------          ------
Net assets, end of period (thousands)       $  706          $  278          $  583          $  572
Total return*                                -0.6 %          +9.5 %          -1.1 %          +8.8 %
Ratios to average net assets:
  Expenses                                    0.84%**         0.85%**         1.59%**         1.60%**
  Net investment income                       5.06%**         5.67%**         4.39%**         4.85%**
Portfolio turnover rate                        134%            230%            134%            230%
Before waiver of management fee,
  expenses absorbed by SBAM and
  credits earned on custodian cash
  balances, net investment income per
  share and expense ratios would have
  been:
  Net investment income per share            $0.21           $0.40           $0.16           $0.34
  Expense ratio                               2.11%**         1.90%**         2.86%**         2.64%**

                           ------------------------------------------------------------------
(a)        February 22, 1995, commencement of investment operations, through December 31, 1995.
*          Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**         Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      CLASS C                               CLASS O
         -----------------------------------------------------------------------
            SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
              ENDED              ENDED              ENDED              ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)       1995(a)        1996 (UNAUDITED)       1995(a)
         -----------------------------------------------------------------------
              $10.42             $10.00             $10.43             $10.00
              ------             ------             ------             ------
                0.20               0.34               0.25               0.42
               (0.26)              0.45              (0.26)              0.46
              ------             ------             ------             ------
               (0.06)              0.79              (0.01)              0.88
              ------             ------             ------             ------
               (0.20)             (0.34)             (0.25)             (0.42)
               --                 (0.03)             --                 (0.03)
              ------             ------             ------             ------
               (0.20)             (0.37)             (0.25)             (0.45)
              ------             ------             ------             ------
              $10.16             $10.42             $10.17             $10.43
              ------             ------             ------             ------
              ------             ------             ------             ------
              $  360             $  271             $9,622             $9,675
               -0.5 %             +8.0 %             -0.1 %             +9.0 %
                1.50%**            1.50%**            0.50%**            0.50%**
                3.94%**            3.85%**            4.94%**            4.86%**
                   9%                29%                 9%                29%
              $ 0.14             $ 0.25             $ 0.19             $ 0.34
                2.67%**            2.46%**            1.67%**            1.46%**

                      CLASS C                               CLASS O
         -----------------------------------------------------------------------
            SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
              ENDED              ENDED              ENDED              ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)       1995(a)        1996 (UNAUDITED)       1995(a)
         -----------------------------------------------------------------------
              $10.32             $10.00             $10.32             $10.00
              ------             ------             ------             ------
                0.22               0.43               0.27               0.52
               (0.33)              0.43              (0.33)              0.42
              ------             ------             ------             ------
               (0.11)              0.86              (0.06)              0.94
              ------             ------             ------             ------
               (0.26)             (0.43)             (0.31)             (0.52)
                 --               (0.10)               --               (0.10)
                 --               (0.01)               --                --
              ------             ------             ------             ------
               (0.26)             (0.54)             (0.31)             (0.62)
              ------             ------             ------             ------
              $ 9.95             $10.32             $ 9.95             $10.32
              ------             ------             ------             ------
              ------             ------             ------             ------
                $249               $273             $9,274             $9,552
               -1.1 %             +8.8 %             -0.6 %             +9.7 %
                1.60%**            1.60%**            0.60%**            0.60%**
                4.47%**            4.92%**            5.46%**            5.92%**
                 134%               230%               134%               230%
              $ 0.16             $ 0.34             $ 0.21             $ 0.42
                2.87%**            2.64%**            1.87%**            1.64%**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                              HIGH YIELD BOND FUND


                                               CLASS A                          CLASS B
                                   ----------------------------------------------------------------
                                      SIX MONTHS        PERIOD         SIX MONTHS        PERIOD
                                        ENDED            ENDED           ENDED            ENDED
                                       JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                   1996 (UNAUDITED)     1995(a)     1996 (UNAUDITED)     1995(a)
                                   ----------------------------------------------------------------
Net asset value, beginning of
  period                               $  10.53         $ 10.00         $  10.53         $ 10.00
                                        -------      -------------       -------         -------------
Net investment income                      0.56            0.92             0.52            0.85
Net gain on investments (both
  realized and unrealized)                 0.42            0.67             0.43            0.68
                                        -------      -------------       -------         -------------
Total from investment operations           0.98            1.59             0.95            1.53
                                        -------      -------------       -------         -------------
Dividends from net investment
  income                                  (0.56)          (0.91)           (0.53)          (0.85)
Distributions from net realized
  gain on investments                     --              (0.15)           --              (0.15)
                                        -------      -------------       -------         -------------
Total dividends and distributions         (0.56)          (1.06)           (0.53)          (1.00)
                                        -------      -------------       -------         -------------
Net asset value, end of period         $  10.95         $ 10.53         $  10.95         $ 10.53
                                        -------      -------------       -------         -------------
                                        -------      -------------       -------         -------------
Net assets, end of period
  (thousands)                           $21,866         $10,789          $30,383         $10,108
Total return*                             +9.5 %         +16.6 %           +9.1 %         +15.7 %
Ratios to average net assets:
  Expenses                                 1.24%**         1.24%**          1.99%**         1.96%**
  Net investment income                   10.24%**        10.58%**          9.36%**         9.53%**
Portfolio turnover rate                      54%            109%              54%            109%
Before waiver of management fee by
  SBAM and credits earned on
  custodian cash balances, net
  investment income per share and
  expense ratios would have been:
  Net investment income per share      $   0.53         $  0.87         $   0.49         $  0.80
  Expense ratio                            1.66%**         1.80%**          2.40%**         2.51%**

                              STRATEGIC BOND FUND

                                               CLASS A                          CLASS B
                                   ---------------------------------------------------------------
                                      SIX MONTHS        PERIOD         SIX MONTHS        PERIOD
                                        ENDED            ENDED           ENDED            ENDED
                                       JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                   1996 (UNAUDITED)     1995(a)     1996 (UNAUDITED)     1995(a)
                                   ---------------------------------------------------------------
Net asset value, beginning of
  period                               $  10.53         $ 10.00         $  10.53         $ 10.00
                                        -------         -------------    -------         -------------
Net investment income                      0.50            0.84             0.45            0.76
Net gain on investments (both
  realized and unrealized)                 0.08            0.78             0.08            0.79
                                        -------         -------------    -------         -------------
Total from investment operations           0.58            1.62             0.53            1.55
                                        -------         -------------    -------         -------------
Dividends from net investment
  income                                  (0.50)          (0.85)           (0.46)          (0.78)
Distributions from net realized
  gain on investments                     --              (0.24)           --              (0.24)
                                        -------         -------------    -------         -------------
Total dividends and distributions         (0.50)          (1.09)           (0.46)          (1.02)
                                        -------         -------------    -------         -------------
Net asset value, end of period         $  10.61         $ 10.53         $  10.60         $ 10.53
                                        -------         -------------    -------         -------------
                                        -------         -------------    -------         -------------
Net assets, end of period
  (thousands)                            $2,573            $513           $5,992          $1,879
Total return*                             +5.6 %         +16.8 %           +5.0 %         +16.1 %
Ratios to average net assets:
  Expenses                                 1.23%**         1.23%**          1.98%**         1.97%**
  Net investment income                    8.39%**         9.51%**          7.67%**         8.75%**
Portfolio turnover rate                      53%            161%              53%            161%
Before waiver of management fee,
  expenses absorbed by SBAM and
  credits earned on custodian cash
  balances, net investment income
  per share and expense ratios
  would have been:
  Net investment income per share      $   0.45         $  0.76         $   0.40         $  0.69
  Expense ratio                            2.07%**         2.11%**          2.82%**         2.85%**

       ------------------------------------------------------------------

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

SS Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

** Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      CLASS C                                CLASS O
          -----------------------------------------------------------------------
                                                   SIX MONTHS
            SIX MONTHS           PERIOD              ENDED              PERIOD
              ENDED               ENDED             JUNE 30,             ENDED
             JUNE 30,         DECEMBER 31,            1996           DECEMBER 31,
         1996 (UNAUDITED)        1995(a)         (UNAUDITED)SS         1995(a)
          -----------------------------------------------------------------------
             $  10.53              $ 10.00            $  10.54            $ 10.00
             --------              -------------       -------            -------------
                 0.52                 0.85                0.58               0.95
                 0.42                 0.68                0.38               0.67
             --------              -------------       -------            -------------
                 0.94                 1.53                0.96               1.62
             --------              -------------       -------            -------------
                (0.53)               (0.85)              (0.57)             (0.93)
                 --                  (0.15)              --                 (0.15)
             --------              -------------       -------            -------------
                (0.53)               (1.00)              (0.57)             (1.08)
             --------              -------------       -------            -------------
             $  10.94              $ 10.53            $  10.93            $ 10.54
             --------               -------------       -------            -------------
             --------               -------------       -------            -------------
             $  2,968              $ 1,274            $     19            $ 7,854
                +9.0 %              +15.8 %              +9.2 %            +16.8 %
                 1.99%**              1.98%**             0.99%**            1.00%**
                 9.42%**              9.61%**            10.70%**           10.59%**
                   54%                 109%                 54%               109%
             $   0.50              $  0.80            $   0.56            $  0.90
                 2.40%**              2.54%**             1.40%**            1.55%**



                      CLASS C                                CLASS O
         -------------------------------------------------------------------------
            SIX MONTHS           PERIOD            SIX MONTHS           PERIOD
              ENDED               ENDED              ENDED               ENDED
             JUNE 30,         DECEMBER 31,          JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)        1995(a)        1996 (UNAUDITED)        1995(a)
         -------------------------------------------------------------------------
             $  10.53            $ 10.00            $  10.53            $ 10.00
              -------             -------------       -------            -------------
                 0.45               0.77                0.47               0.87
                 0.08               0.78                0.11               0.77
              -------             -------------       -------            -------------
                 0.53               1.55                0.58               1.64
              -------             -------------       -------            -------------
                (0.46)             (0.78)              (0.51)             (0.87)
                 --                (0.24)              --                 (0.24)
              -------             -------------       -------            -------------
                (0.46)             (1.02)              (0.51)             (1.11)
              -------             -------------       -------            -------------
             $  10.60            $ 10.53            $  10.60            $ 10.53
             --------             -------------       -------            -------------
             --------             -------------       -------            -------------
               $1,212               $411              $9,828             $9,763
                +5.1 %            +16.1 %              +5.6 %            +17.0 %
               1.98%**             1.99%**             1.00%**            0.99%**
                7.66%**            8.77%**             8.92%**            9.74%**
                  53%               161%                 53%               161%
             $  0.40             $  0.70             $ 0.43             $ 0.79
                2.82%**             2.87%**            1.84%**            1.87%**


SALOMON                 BROTHERS                INVESTMENT                SERIES

                               TOTAL RETURN FUND

                                                                   CLASS A                               CLASS B
                                             -------------------------------------------------------------------------
                                                SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
                                                  ENDED              ENDED              ENDED              ENDED
                                                 JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                             1996 (UNAUDITED)      1995(a)SS       1996 (UNAUDITED)      1995(a)SS
                                             -------------------------------------------------------------------------
Net asset value, beginning of period              $10.55             $10.00             $10.54             $10.00
                                                  ------             ------             ------             ------
Net investment income                               0.27               0.15               0.23               0.13
Net gain on investments
 (both realized and unrealized)                     0.41               0.52               0.40               0.51
                                                  ------             ------             ------             ------
Total from investment operations                    0.68               0.67               0.63               0.64
                                                  ------             ------             ------             ------
Dividends from net investment income               (0.22)             (0.11)             (0.18)             (0.09)
Distributions from net realized gain on
 investments                                       --                 (0.01)             --                 (0.01)
                                                  ------             ------             ------             ------
Total dividends and distributions                  (0.22)             (0.12)             (0.18)             (0.10)
                                                  ------             ------             ------             ------
Net asset value, end of period                    $11.01             $10.55             $10.99             $10.54
                                                  ------             ------             ------             ------
                                                  ------             ------             ------             ------
Net assets, end of period (thousands)            $13,800             $3,658            $13,801             $5,378
Total return*                                      +6.5 %             +6.7 %             +6.0 %             +6.4 %
Ratios to average net assets:
 Expenses                                           0.75%**            0.74%**            1.50%**            1.49%**
 Net investment income                              4.87%**            4.82%**            4.12%**            4.06%**
Portfolio turnover rate                               44%                16%                44%                16%
Average Broker Commission Rate                   $0.0539                N/A            $0.0539                N/A
Before waiver of management fee, expenses
 absorbed by SBAM and credits earned on
 custodian cash balances, net investment
 income per share and expense ratios would
 have been:
 Net investment income per share                  $ 0.22             $ 0.13             $ 0.18             $ 0.11
 Expense ratio                                      1.63%**            1.45%**            2.38%**            2.19%**

                                 INVESTORS FUND

                                                    CLASS A                         CLASS B
                                         -------------------------------------------------------------
                                            SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                              ENDED           ENDED           ENDED           ENDED
                                             JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                         1996 (UNAUDITED)      1995      1996 (UNAUDITED)      1995
                                         -------------------------------------------------------------
Net asset value, beginning of period          $16.62          $13.61          $16.61          $13.61
                                              ------          ------          ------          ------
Net investment income                           0.08            0.19            0.04            0.10
Net gain (loss) on investments (both
 realized and unrealized)                       1.95            4.55            1.92            4.54
                                              ------          ------          ------          ------
Total from investment operations                2.03            4.74            1.96            4.64
                                              ------          ------          ------          ------
Dividends from net investment income           (0.06)          (0.23)          (0.02)          (0.14)
Distributions from net realized gain on
 investments                                   (0.58)          (1.50)          (0.58)          (1.50)
                                              ------          ------          ------          ------
Total dividends and distributions              (0.64)          (1.73)          (0.60)          (1.64)
                                              ------          ------          ------          ------
Net asset value, end of period                $18.01          $16.62          $17.97          $16.61
                                              ------          ------          ------          ------
                                              ------          ------          ------          ------
Net assets, end of period (thousands)         $3,293            $441          $1,733            $716
Total return*                                 +12.5 %         +35.3 %         +12.0 %         +34.5 %
Ratios to average net assets:
Expenses                                        1.02%**         0.94%           1.74%**         1.71%
Net investment income                           1.22%**         1.41%           0.58%**         0.63%
Portfolio turnover rate                           33%             86%             33%             86%
Average Broker Commission Rate               $0.0591            N/A          $0.0591            N/A

                                                   CLASS C
                                        -----------------------------
                                           SIX MONTHS        YEAR
                                             ENDED          ENDED
                                            JUNE 30,     DECEMBER 31,
                                        1996 (UNAUDITED)     1995
                                        -----------------------------
Net asset value, beginning of period          $ 16.61       $13.61
                                              -------      ------
Net investment income                            0.03         0.09
Net gain (loss) on investments (both
 realized and unrealized)                        1.93         4.55
                                              -------       ------
Total from investment operations                 1.96         4.64
                                              -------       ------
Dividends from net investment income            (0.02)       (0.14)
Distributions from net realized gain on
 investments                                    (0.58)       (1.50)
                                              -------       ------
Total dividends and distributions               (0.60)       (1.64)
                                              -------       ------
Net asset value, end of period                $ 17.97       $16.61
                                              -------       ------
                                              -------       ------
Net assets, end of period (thousands)         $   706         $306
Total return*                                  +12.0 %      +34.5 %
Ratios to average net assets:
Expenses                                         1.75%**      1.68%
Net investment income                            0.52%**      0.66%
Portfolio turnover rate                            33%          86%
Average Broker Commission Rate                $0.0591        N/A

       ------------------------------------------------------------------

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.

SS Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**  Annualized.

*** Includes $.05 per share of non cash income and special dividends received in 1989.

`D' Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the
    Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                               CLASS C                               CLASS O
         ------------------------------------------------------------------------
            SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
              ENDED              ENDED              ENDED              ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)      1995(a)SS       1996 (UNAUDITED)      1995(a)SS
         ------------------------------------------------------------------------
              $10.56             $10.00             $10.57             $10.00
              ------             ------             ------             ------
                0.18               0.14               0.28               0.17
                0.46               0.51               0.41               0.52
              ------             ------             ------             ------
                0.64               0.65               0.69               0.69
              ------             ------             ------             ------
               (0.18)             (0.08)             (0.23)             (0.11)
               --                 (0.01)             --                 (0.01)
              ------             ------             ------             ------
               (0.18)             (0.09)             (0.23)             (0.12)
              ------             ------             ------             ------
              $11.02             $10.56             $11.03             $10.57
              ------             ------             ------             ------
              ------             ------             ------             ------
              $2,116               $445             $4,690             $4,494
               +6.1 %             +6.5 %             +6.6 %             +6.9 %
                1.49%**            1.51%**            0.51%**            0.51%**
                4.07%**            4.26%**            5.16%**            5.30%**
                  44%                16%                44%                16%
             $0.0539                N/A            $0.0539                N/A
              $ 0.14             $ 0.11             $ 0.23             $ 0.15
                2.38%**            2.22%**            1.39%**            1.22%**

                                                                   CLASS O
            ---------------------------------------------------------------------------------------------------------------------
               SIX MONTHS
                 ENDED                                               YEAR ENDED DECEMBER 31,
                JUNE 30,        -------------------------------------------------------------------------------------------------
            1996 (UNAUDITED)      1995       1994       1993       1992       1991      1990`D'      1989       1988        1987
            ---------------------------------------------------------------------------------------------------------------------
                 $16.61          $13.63     $15.60     $16.10     $17.10     $14.54     $16.65      $15.55     $14.77      $17.37
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                   0.13            0.27       0.27       0.32       0.41       0.44       0.49        0.66***    0.52        0.49
                   1.92            4.48      (0.48)      2.03       0.79       3.68     (1.555)       2.66      1.885        (.32)
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                   2.05            4.75      (0.21)      2.35       1.20       4.12     (1.065)       3.32      2.405         .17
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                  (0.06)          (0.27)     (0.27)     (0.33)     (0.41)     (0.46)     (0.55)       (.63)     (.525)       (.51)
                  (0.58)          (1.50)     (1.49)     (2.52)     (1.79)     (1.10)    (0.495)      (1.59)     (1.10)      (2.26)
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                  (0.64)          (1.77)     (1.76)     (2.85)     (2.20)     (1.56)    (1.045)      (2.22)    (1.625)      (2.77)
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                 $18.02          $16.61     $13.63     $15.60     $16.10     $17.10     $14.54      $16.65     $15.55      $14.77
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
                 ------          ------     ------     ------     ------     ------     -------     ------     -------     ------
               $465,594        $428,950   $348,214   $386,147   $370,350   $378,615   $330,814    $393,747   $362,742    $352,272
                 +12.5 %         +35.4 %    - 1.3 %    +15.1 %     +7.4 %    +29.3 %    - 6.5  %    +21.8 %    +16.9  %     +0.7%
                   0.73%**         0.69%      0.69%      0.68%      0.68%      0.70%      0.68 %      0.63%      0.67 %      0.58%
                   1.54%**         1.67%      1.75%      1.90%      2.47%      2.67%      3.13 %      3.76%      3.32 %      2.37%
                     33%             86%        66%        79%        48%        44%        22 %        36%        54 %       80%
                $0.0591            N/A        N/A        N/A        N/A        N/A

            1986
           ------
           $19.86
           -------
             0.51
            2.085
           -------
            2.595
           -------
            (.535)
            (4.55)
           -------
           (5.085)
           -------
           $17.37
           -------
           -------
         $396,610
           +14.4  %
             0.57 %
             2.56 %
               62 %

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                ASIA GROWTH FUND

                                                CLASS A        CLASS B         CLASS C        CLASS O
                                              -------------------------------------------------------
                                                   PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED) (a)
                                              -------------------------------------------------------
Net asset value, beginning of period            $ 10.00         $10.00         $ 10.00         $10.00
                                              -----------    ------------    -----------    ------------
Net investment income                              0.04           0.02            0.01           0.05
Net gain on investments (both realized and
  unrealized)                                     (0.36)         (0.37)          (0.36)         (0.36)
                                              -----------    ------------    -----------    ------------
Total from investment operations                  (0.32)         (0.35)          (0.35)         (0.31)
                                              -----------    ------------    -----------    ------------
Net asset value, end of period                  $  9.68         $ 9.65         $  9.65         $ 9.69
                                              -----------    ------------    -----------    ------------
                                              -----------    ------------    -----------    ------------
Net assets, end of period (thousands)           $ 3,105         $2,646         $   175         $  117
Total return*                                     -3.2 %         -3.5 %          -3.5 %         -3.10%
Ratios to average net assets:
Expenses                                           1.24%**        1.99%**         2.00%**        0.99%**
Net investment income                              1.26%**        0.58%**         0.43%**        1.60%**
Portfolio turnover rate                              49%            49%             49%            49%
Average Broker Commission Rate                  $0.0064        $0.0064         $0.0064        $0.0064
Before waiver of management fee, expenses
  absorbed by SBAM and credits earned on
  custodian cash balances, net investment
  income per share and expense ratios would
  have been:
Net investment income per share                 ($ 0.04)        ($0.06)        ($ 0.06)        ($0.02)
Expense ratio                                      3.54%**        4.29%**         4.31%**        3.29%**

       ------------------------------------------------------------------

(a) May 6, 1996, commencement of investment operations, through September 30, 1996.

 SS Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                  CAPITAL FUND

                                SIX MONTHS
                                   ENDED                                   YEAR ENDED DECEMBER 31,
                               JUNE 30, 1996   --------------------------------------------------------------------------------
                                (UNAUDITED)      1995      1994       1993       1992      1991     1990`D'    1989      1988
                               -------------   --------   -------   --------   --------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 year                            $   18.67     $  15.62   $ 20.80    $ 19.64    $ 19.06    $14.86    $16.75    $ 15.58    $16.58
                               -------------   --------   -------   --------    --------   -------   -------   -------   -------
Net investment income                  .07          .14       .03       .028        .10       .33       .20        .05       .01[p]
Net gains (or losses) on
 securities (both realized and
 unrealized)                          2.67         5.27     (2.87)     3.242        .80      4.56    (1.715)      6.25     (.775)
                               -------------   --------   -------   --------   --------   -------   -------    -------   -------
   Total from investment
     operations                       2.74         5.41     (2.84)      3.27        .90      4.89    (1.515)      6.30     (.765)
                               -------------   --------   -------   --------    --------   -------   -------   -------   -------
Less dividends and
 distributions:
Dividends from net investment
 income                              --            (.14)     (.03)     (.035)     (.105)    (.325)    (.285)    --       --
Distributions from net
 realized gain on investments         (.96)       (2.22)    (1.51)    (2.075)     (.215)    (.365)     (.09)     (5.13)    (.235)
Distributions in excess of net
 realized gains                      --           --         (.80)    --          --        --        --         --       --
                               -------------   --------   -------   --------   --------   -------   -------    -------   -------
   Total dividends and
     distributions                    (.96)       (2.36)    (2.34)     (2.11)      (.32)     (.69)    (.375)    (5.13)     (.235)
                               -------------   --------   -------   --------   --------   -------   -------   -------    -------
Net asset value, end of year     $   20.45     $  18.67   $ 15.62    $ 20.80    $ 19.64    $19.06    $14.86   $ 16.75     $15.58
                               -------------   --------   -------   --------   --------   -------   -------   -------    -------
                               -------------   --------   -------   --------   --------   -------   -------   -------    -------
Total investment return based
 on net asset value per share       +15.1%       +34.9%   - 14.2%    +17.2%      +4.7%    +33.4%    - 9.1%     +39.7%    - 4.6%

RATIOS/SUPPLEMENTAL DATA:

Net assets end of year
 (thousands)                     $119,179      $102,429  $86,704    $113,905   $103,356   $89,829   $75,815   $72,621   $64,267
Ratio of expenses to average
 net assets`DD'                      1.29%**      1.36%     1.30%      1.31%      1.34%     1.48%     1.44%     1.48%     1.27%
Ratio of net investment income
 to average net assets               0.73%**       .74%     0.12%      0.13%      0.58%     1.87%     1.59%     0.33%     0.03%
Portfolio turnover rate               102%         217%      152%       104%        41%       94%      156%      362%      270%
Average broker commission rate    $0.0559

                                 1987       1986
                                -------   --------
                               <
PER SHARE OPERATING PERFORMANC
Net asset value, beginning of
 year                           $17.87     $ 19.75
                                -------    --------
Net investment income              .04         .13
Net gains (or losses) on
 securities (both realized and
 unrealized)                      .355*      2.275
                                -------   --------
   Total from investment
     operations                   .395       2.405
                                -------   --------
Less dividends and
 distributions:
Dividends from net investment
 income                           (.13)       (.25)
Distributions from net
 realized gain on investments   (1.555)     (4.035)
Distributions in excess of net
 realized gains                  --          --
                                -------   --------
   Total dividends and
     distributions              (1.685)     (4.285)
                                -------   --------
Net asset value, end of year    $16.58     $ 17.87
                                -------   --------
                                -------   --------
Total investment return based
 on net asset value per share    +1.7%     +13.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year
 (thousands)                   $91,313    $105,215
Ratio of expenses to average
 net assets`DD'                  1.17%*      1.13%
Ratio of net investment income
 to average net assets            0.19%      0.65%
Portfolio turnover rate            395%       279%
Average broker commission rate

       ------------------------------------------------------------------

 * Net of Provision for income taxes of $.057 per share. Expense ratio including provision would be 1.45%.

** Annualized.

 [p] Calculated using average shares outstanding.

 `DD' Net of reimbursement for the years 1986 through 1988.

 `D' Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the
     Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

--------------------------------------------------------------------------------
                                    Investment Objectives
                                    and Policies

The investment objective(s) of each Fund are deemed to be fundamental policies and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the 1940 Act. There is no assurance that any particular Fund will achieve its investment objective(s).

CASH MANAGEMENT FUND

The investment objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Fund is 'diversified' within the meaning of the 1940 Act, and seeks to maintain a stable net asset value of $1.00 per share.

The types of obligations in which the Cash Management Fund may invest include:

(1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof;

(2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

(3) High-quality commercial paper and other high-quality short-term debt obligations; and

(4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the investment manager is satisfied that the credit risk with respect to the issuer is minimal. For a further description of these securities, see the discussion of the investment objective of the U.S. Government Income Fund.

The Cash Management Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry

SALOMON                 BROTHERS                INVESTMENT                SERIES

or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Cash Management Fund consists of direct obligations of domestic issuers which are (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by the only NRSRO that has rated the security; or (ii) if not rated, are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Cash Management Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have thirteen months or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Cash Management Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, West Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. The Fund will purchase these obligations only if such obligations, in the opinion of the investment manager based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest.

The Cash Management Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Cash Management Fund may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

The Cash Management Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Cash Management Fund may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of thirteen months or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Information on Portfolio Instruments and Investment Policies -- Asset-Backed Securities' in the Statement of Additional Information.

Among the municipal obligations that the Cash Management Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the investment manager, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Cash Management Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment
Activities and Risk Factors -- Bank Obligations.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

The Cash Management Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.'

Except with respect to investment by the Cash Management Fund of at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental and may be changed by the Board of Directors of the Cash Management Fund without the approval of shareholders.

NEW YORK MUNICIPAL MONEY MARKET FUND

The New York Municipal Money Market Fund's investment objective is to seek as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term municipal obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax and from the personal income taxes of New York State and New York City.

The New York Municipal Money Market Fund invests exclusively in high-quality, United States dollar-denominated securities which are deemed to mature in thirteen months or less and is managed so that the average maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund's investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding shares, as defined under 'Capital Stock' in the Statement of Additional Information. Of course, achievement of this objective cannot be guaranteed. All or a portion of the Fund's dividends paid in respect of its shares may be a preference or an adjustment for purposes of the federal alternative minimum tax. See 'Taxation.'

The types of obligations in which the New York Municipal Money Market Fund may invest include (see 'Description of Ratings' in Appendix A):

(1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's Investors Service, Inc. ('Moody's') or 'A-1' or 'A-2' by Standard & Poor's Corporation ('S&P') or, if not rated, is, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix A);

(2) Municipal notes that are rated 'MIG 1,' 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal bonds in which the Fund may invest.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund.

Municipal commercial paper that may be purchased by the New York Municipal

SALOMON                 BROTHERS                INVESTMENT                SERIES

Money Market Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to tax anticipation notes ('TANs'), bond anticipation notes ('BANs') and revenue anticipation notes ('RANs').

TANs are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

BANs are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

Municipal notes also include construction loan notes and project notes. TANs, BANs and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the New York Municipal Money Market Fund are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The New York Municipal Money Market Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral

SALOMON                 BROTHERS                INVESTMENT                SERIES

commitment but not a legal obligation of the state or municipality that created the issuer.

The New York Municipal Money Market Fund currently intends to invest substantially all of its assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities. See 'Taxation.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities. Under normal market conditions, however, the Fund will invest at least 65% of its total assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in obligations that are exempt from federal income tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to federal income tax. Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities. For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description of the investment objective and policies of the Cash Management Fund. The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of the investment manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of the investment manager, of an investment quality comparable to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for obligations exempt from federal income tax and from the personal income taxes of the State of New York and its cities, the New York Municipal Money Market Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of the investment manager, adverse conditions in the market for

SALOMON                 BROTHERS                INVESTMENT                SERIES

municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax and the personal income taxes of New York State and its cities may not be achieved.

Up to October 3, 1996, the New York Municipal Money Market Fund was classified as a 'non-diversified' investment company, which means that the proportion of the Fund's assets that were permitted to be invested in the securities of a single issuer was not limited by the 1940 Act. However, as a fundamental investment limitation, the Fund has limited its investments so that with regard to 50% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 50% of total assets, no more than 25% of total assets are invested in the securities of a single issuer. Moreover, effective October 3, 1996, the Fund limits its investments so that with regard to 75% of its total assets, no more than 5% of its assets are invested in the securities of a single issuer. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

Because the New York Municipal Money Market Fund will invest primarily in obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and public subdivisions, the interest on which is exempt from federal income tax and from the personal income taxes of New York State and New York City, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. New York State, New York City and other New York public bodies have recently encountered and are encountering financial difficulties. Although New York State's financial operations improved during the most recent fiscal years, the State incurred budget deficits during the period 1989 through 1992 and both the State and the City continue to face increasing debt levels. In the most recent national recession, the State was more heavily impacted than the nation as a whole and was slower in recovering. The City and other State localities have required and continue to require significant financial assistance from the State. In recent years, the ratings on State and City general obligation bonds were downgraded by Moody's and S&P. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See 'Special Factors Affecting Investment in New York Municipal Obligations' in the Statement of Additional Information for further information.

In addition, from time to time the New York Municipal Money Market Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed

SALOMON                 BROTHERS                INVESTMENT                SERIES

only by those assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the investment manager will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Money Market Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

The investment manager seeks to enhance the yield of the New York Municipal Money Market Fund by taking advantage of yield disparities or other factors that occur in the market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Fund should continue to hold the security. The Fund's policy regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 13 months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transactions costs to the Fund in the form of dealer spreads.

Certain of the obligations that the New York Municipal Money Market Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

The New York Municipal Money Market Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The New York Municipal Money Market Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the investment manager, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The New York Municipal Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment

SALOMON                 BROTHERS                INVESTMENT                SERIES

Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The New York Municipal Money Market Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. See the Statement of Additional Information for a further discussion of standby commitments.

The New York Municipal Money Market Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to investment by the New York Municipal Money Market Fund of at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

NEW YORK MUNICIPAL BOND FUND

The New York Municipal Bond Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations that are issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes and from personal income taxes of New York State and New York City. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See 'Taxation.' Under normal market conditions, the Fund will invest at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of New York State and New York City and at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes.

The New York Municipal Bond Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below Baa or BBB after its acquisition by the Fund, if the investment manager considers the retention of such obligation advisable. The Fund intends to emphasize investments in municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 20 to 30 years and an average portfolio duration of 8 to 11 years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

The types of obligations in which the New York Municipal Bond Fund may invest include municipal bonds and municipal notes. The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch Investors Services, Inc. ('Fitch'), or determined by the investment manager to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are Aaa, Aa, A and Baa; the four highest ratings assigned by S&P to municipal bonds are AAA, AA, A and

SALOMON                 BROTHERS                INVESTMENT                SERIES

BBB and the four highest ratings assigned by Fitch to municipal bonds are AAA, AA, A and BBB. A description of the ratings used by Moody's, S&P and Fitch is set forth in Appendix A to this Prospectus.

Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., Baa), S&P (i.e., BBB) or Fitch (i.e., BBB) are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal obligations rated BBB by Fitch are considered to be of satisfactory credit quality. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund.

The New York Municipal Bond Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-1, P-2 or better by Moody's or SP-1, SP-2, A-1, A-2 or better by S&P, or determined by the investment manager to be of comparable quality. For a discussion of municipal notes, see the discussion of the investment objective and policies of the New York Municipal Money Market Fund.

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the New York Municipal Bond Fund are 'general obligation' securities and 'revenue' securities. For a description of such obligations, see the discussion of the investment objective and policies of the New York Municipal Money Market Fund. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The New York Municipal Bond Fund's portfolio may also include 'moral obligation' securities, which are discussed in the investment objective and policies of the New York Municipal Money Market Fund.

In addition, the New York Municipal Bond Fund may invest in municipal lease obligations. Municipal lease obligations are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' The Fund also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The New York Municipal Bond Fund currently intends to invest substantially all of its assets in obligations that are exempt from regular federal income taxes and New York State and New York City personal income taxes. See 'Taxation.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies or instrumentalities.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Under normal market conditions, however, the Fund will invest at least 65% of its net assets in obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in obligations that are exempt from regular federal income tax.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for obligations exempt from regular federal income tax and from the personal income taxes of New York State and New York City (including conditions under which such obligations are unavailable for investment), the New York Municipal Bond Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities. Moreover, if at some future date, in the opinion of the investment manager, adverse conditions should prevail in the market for municipal bonds generally, the Fund may temporarily invest without limitation in taxable high-quality short-term money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, its investment objective of seeking income exempt from regular federal income taxes and the personal income taxes of New York State and New York City may not be achieved.

The New York Municipal Bond Fund may purchase the following taxable high-quality short-term money market instruments: obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, is of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

The New York Municipal Bond Fund may also purchase municipal commercial paper that is rated at the time of purchase P-1 or P-2 or better by Moody's or A-1 or A-2 or better by S&P, or determined by the investment manager to be of comparable quality. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

Certain of the obligations that the New York Municipal Bond Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The New York Municipal Bond Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The New York Municipal Bond Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term,

SALOMON                 BROTHERS                INVESTMENT                SERIES

fixed-rate municipal bond into two long-term, variable-rate instruments. For a further discussion see 'Additional Investment Activities and Risk Factors -- Variable Rate Auction Securities and Inverse Floaters.'

Because the New York Municipal Bond Fund will invest primarily in obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United
States and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which is exempt from regular federal income taxes and from personal income taxes of New York State and New York
City, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See the discussion of the investment objective and policies of the New York Municipal Money Market Fund for further information.

In addition, from time to time the New York Municipal Bond Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the New York Municipal Bond Fund nor the investment manager will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Bond Fund may purchase securities on a when-issued or delayed delivery basis. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The New York Municipal Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The New York Municipal Bond Fund is currently authorized to use only certain of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' Specifically, the Fund may, in order to further its objective, purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds and Treasury Notes ('U.S. debt securities') and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by

SALOMON                 BROTHERS                INVESTMENT                SERIES

applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Derivatives,' Appendix B to this Prospectus and the Statement of Additional Information.

The foregoing policies, other than the New York Municipal Bond Fund's investment objective and its policy to invest at least 65% of its net assets, under normal market conditions, in obligations the interest on which is exempt from personal income taxes of New York State and New York City and at least 80% of its net assets, under normal market conditions, in obligations the interest on which is exempt from regular federal income taxes, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

NATIONAL INTERMEDIATE MUNICIPAL FUND

The National Intermediate Municipal Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will invest under normal circumstances, at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See 'Taxation.'

The National Intermediate Municipal Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below 'Baa' or 'BBB' after its acquisition by the Fund, if the investment manager considers the retention of such obligation advisable. The Fund intends to emphasize investments in municipal obligations with intermediate maturities and expects to maintain a dollar-weighted average portfolio maturity of 3 to 10 years. The average portfolio maturity, however, may be shortened from time to time depending on market conditions.

The types of obligations in which the National Intermediate Municipal Fund may invest include municipal bonds, municipal notes, municipal obligations, 'moral obligation' securities, resource recovery bonds, taxable high quality short-term money market instruments and municipal commercial paper which are described above under the investment objectives and policies of the New York Municipal Money Market Fund. The Fund may also invest in municipal lease obligations, floating and variable rate obligations, participation certificates, variable rate auction securities and inverse floaters which are described under 'Additional Investment Activities and Risk Factors.' It is not presently anticipated that the Fund will invest in variable rate auction securities or inverse floaters to any significant degree.

The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch, or determined by the investment manager to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are Aaa, Aa, A and Baa; the four highest ratings assigned by S&P and Fitch to municipal bonds are AAA, AA, A and BBB. A description of the ratings used by Moody's, S&P and Fitch is included in Appendix A to this Prospectus, and the risks associated with municipal obligations rated in the fourth highest rating category are described above under the investment objective and policies of

SALOMON                 BROTHERS                INVESTMENT                SERIES

the New York Municipal Money Market Fund.

The National Intermediate Municipal Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-2 or better by Moody's, SP-2, A-2 or better by S&P, or F-2 or better by Fitch, or determined by the investment manager to be of comparable quality.

The National Intermediate Municipal Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. See 'Taxation.' However, in order to maintain liquidity, the Fund may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for obligations exempt from regular federal income taxes, the National Intermediate Municipal Fund may invest its assets without limit in taxable high-quality short-term money market instruments, the types and characteristics of which are set forth above in the discussion of the investment objective and policies of the New York Municipal Bond Fund. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Certain of the obligations that the National Intermediate Municipal Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

From time to time, the National Intermediate Municipal Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the National Intermediate Municipal Fund nor the investment manager will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The National Intermediate Municipal Fund may purchase securities on a when-issued or delayed delivery basis. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The National Intermediate Municipal Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The National Intermediate Municipal Fund is currently authorized to use only certain of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

Specifically, the Fund may purchase or sell futures contracts on (a) U.S. debt securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Derivatives,' Appendix B to this Prospectus and the Statement of Additional Information.

The foregoing policies, other than the National Intermediate Municipal Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

U.S. GOVERNMENT INCOME FUND

The investment objective of the U.S. Government Income Fund is to obtain a high level of current income. The Fund seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The securities in which the U.S. Government Income Fund may invest are:

(1) U.S. Treasury obligations;

(2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes'; and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. government.

Any guarantee of the securities in which the U.S. Government Income Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Income Fund and not to the purchase of shares of the Fund.

SALOMON                 BROTHERS                INVESTMENT                SERIES

The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of three to five years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the investment manager's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government
Income Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage- Backed Securities' and 'Additional Information on Portfolio Instruments and Investment Policies -- Mortgage-Backed Securities' in the Statement of Additional Information.

While the U.S. Government Income Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Fund will not knowingly invest in a high risk mortgage security. The term 'high risk mortgage security' is defined generally as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the FNMA current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither

SALOMON                 BROTHERS                INVESTMENT                SERIES

the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The U.S. Government Income Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The U.S. Government Income Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The U.S. Government Income Fund is not currently authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' However, such strategies may be used in the future by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the U.S. Government Income Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize current income. As a secondary objective, the High Yield Bond Fund will seek capital appreciation. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality.

The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by the investment manager to be of comparable quality. The Fund may invest up to 35% of its total assets in foreign fixed-income securities as more fully described below. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.'

An investment in the High Yield Bond Fund should not be considered as a

SALOMON                 BROTHERS                INVESTMENT                SERIES

complete investment program for all investors. For further discussion of high yield securities and the special risks associated therewith, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In light of the risks associated with high yield debt securities, the investment manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on the investment manager's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The investment manager will have discretion to select the range of maturities of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the Fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.

The High Yield Bond Fund may invest up to 35% of its total assets in foreign fixed-income securities all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth in the discussion of investment objectives and policies of the Strategic Bond
Fund. The risks associated with these investments are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities' and ' -- High Yield Debt Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxation.'

The High Yield Bond Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'

The High Yield Bond Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans
('Participations') and assignments of all or a portion of

SALOMON                 BROTHERS                INVESTMENT                SERIES

Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in the judgment of the investment manager, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund's investment manager may employ alternative strategies, including investment of a substantial portion of the Fund's assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.
In addition, in order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.

The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The High Yield Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk

SALOMON                 BROTHERS                INVESTMENT                SERIES

Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the High Yield Bond Fund's investment objectives, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

STRATEGIC BOND FUND

The primary investment objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Strategic Bond Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Strategic Bond Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to the achievement of the Fund's objectives. At any point in time, the investment manager will deploy the Fund's assets based on the investment manager's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. The investment manager has entered into a subadvisory consulting agreement with its London based affiliate, SBAM Limited, pursuant to which SBAM Limited will provide certain advisory services to the investment manager relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund.

The investment manager will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the investment manager will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the investment manager will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The investment manager will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, the investment manager will have discretion to select the range of

SALOMON                 BROTHERS                INVESTMENT                SERIES

maturities of the various fixed-income securities in which the Strategic Bond Fund invests. The investment manager anticipates that under current market conditions, the Fund's portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed to be of equivalent quality in the investment manager's judgment. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Strategic Bond Fund are set forth above in the discussion of the investment objective and policies for the U.S. Government Income Fund. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Fund is set forth below in the section entitled 'Additional Investment Activities and Risk Factors' and in the section entitled 'Additional Information on Portfolio Instruments and Investment Policies' in the Statement of Additional Information.

The Strategic Bond Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The Strategic Bond Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

In pursuing the Strategic Bond Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the investment manager does not anticipate investing in excess of 75% of the Strategic Bond Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Bond Fund may invest a greater percentage in such securities when, in the opinion of the investment manager, the

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

yield available from such securities outweighs their additional risks. The investment manager anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities. By investing a portion of the Strategic Bond Fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the Strategic Bond Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In light of the risks associated with high yield corporate and sovereign debt securities, the investment manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Fund's ability to achieve its investment objectives may be more dependent on the investment manager's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The high yield sovereign debt securities in which the Strategic Bond Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The investment manager expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' in this Prospectus and 'Additional Information on Portfolio Instruments and Investment
Policies -- Brady Bonds' in the Statement of Additional Information. The investment manager anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The investment manager also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned

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SALOMON                 BROTHERS                INVESTMENT                SERIES

enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Strategic Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. The investment manager anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxation.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Fund's exposure to a single market.

The Strategic Bond Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors-Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

The Strategic Bond Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion of the investment objectives and policies of the Cash Management Fund.

The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings

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SALOMON                 BROTHERS                INVESTMENT                SERIES

of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Strategic Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Strategic Bond Fund's investment objectives, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

TOTAL RETURN FUND

The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of the Total Return Fund is to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, it is anticipated that at least 40% of the Fund's total assets will be invested in equity securities.

Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the Fund are expected to be traded on a stock exchange or in an over-the-counter market.

The investment manager will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of 'investment grade' securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch or determined by the investment manager to be of comparable quality). See Appendix A to this Prospectus for a description of these ratings. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described above in the investment objectives and policies for the Strategic Bond Fund.

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by the investment manager to be of comparable quality (commonly known as 'junk bonds'). There is no limit on the amount of the Total Return Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which may involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Total Return Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth above in the discussion of the investment objective and policies for the U.S. Government Income Fund. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Total Return Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under the investment objective and policies of the Cash Management Fund.

Other fixed income securities in which the Total Return Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Total Return Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Total Return Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Loan Participation and Assignments.'

The Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Total Return Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Market.'

The Total Return Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant

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SALOMON                 BROTHERS                INVESTMENT                SERIES

degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Total Return Fund's investment objectives, are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

ASIA GROWTH FUND

The Asia Growth Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies. Asian Companies include companies that (i) are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, 'Asian Countries') or (ii) regardless of where organized and as determined by SBAM AP, (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian Countries, (b) maintain at least 50% of their assets in one or more of the Asian Countries, or (c) have securities which are traded principally on a stock exchange in an Asian Country. The Fund is non-diversified within the meaning of the 1940 Act. See 'Additional Investment Activities and Risk Factors -- Non-
Diversification.'

Equity securities in which the Asia Growth Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity-linked debt securities, equity interests in trusts, partnerships, joint ventures or similar enterprises, and American, Global or other types of Depositary Receipts. Equity-linked debt securities are debt instruments whose prices are indexed to the prices of equity securities or securities indices. In other words, the value at maturity or coupon rate of these equity-linked debt instruments is determined by reference to a specific instrument or statistic. The performance of equity-linked debt instruments depends to a great extent on the performance of the security or index to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, these instruments are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed instruments may be more volatile than the underlying instruments.

There are no prescribed limits on geographic asset distributions among Asian Countries and from time to time, SBAM AP expects to invest a significant portion of the Asia Growth Fund's assets in Hong Kong, Malaysia, Singapore and Thailand. Investments in each of these countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of any one or more of such countries. In this connection, SBAM AP anticipates that up to 35% of the Fund's initial investments will be in Hong Kong. Although SBAM AP expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, most of the Asian securities markets have substantially less volume than U.S. or

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

other established markets and some of the stock exchanges in the Asian Countries are in the early stages of their development. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' An investment in the Asia Growth Fund should not be considered as a complete investment program for all investors.

In pursuing the Asia Growth Fund's investment objective, SBAM AP will combine a traditional fundamental approach towards evaluating industry sectors and individual securities of Asian Companies with a risk management driven approach seeking to keep the Fund's volatility of return in line with or lower than that currently experienced in the Asian markets.

SBAM AP expects to focus on certain industry groups across Asian Countries in an attempt to identify and capture the relative value of such groups on a pan-regional basis. SBAM AP will research individual companies in an effort to identify the investment opportunities within these industry groups which will provide long-term capital appreciation. In addition, SBAM AP intends to meet the management of individual companies on a periodic basis. As part of the Asia Growth Fund's risk management objective, SBAM AP will also concentrate on macroeconomic issues and other variables influencing the direction of monetary policies followed by Asian Central Banks.

The investment process to be implemented by SBAM AP will consist of the three following principal (and potentially overlapping) types of approaches.

PAN REGIONAL INDUSTRY GROUP DECISIONS. SBAM AP will seek to identify the pan-regional industrial sectors which are likely to exhibit attractive returns over the long-term. In selecting such industrial sectors, SBAM AP will focus on industry cycles and competitiveness as well as the industrial characteristics of the Asian economies. In addition, SBAM AP will review government regulations, industrial policies, access to technology and industrial research reports provided by industrial companies or associations and securities dealers in Asian Countries. SBAM AP will focus on those industries which represent meaningful weightings in the total market capitalization of the Asian Countries including, but not limited to, telecommunications, consumer durables and nondurables, food and beverage, electronics, hotels, power engineering and generation, basic industries, public utilities, property and financial sectors. SBAM AP believes that an investment process that places emphasis on industry groups is appropriate given the current state of economic and financial integration being achieved by the Asian Countries and the relatively significant concentration of market capitalization in Asian Countries toward certain industrial sectors.

FUNDAMENTAL ANALYSIS. In order to identify the most attractive investment opportunities within industry groups, SBAM AP will employ extensive research to select investments in Asian Countries that offer long-term growth potential for investors. While the Asia Growth Fund generally seeks to invest in securities of larger companies within the particular Asian market, it may also invest in the securities of medium and smaller companies that, in the opinion of SBAM AP, have potential for growth. In particular, SBAM AP will employ the following three-step process to evaluate

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SALOMON                 BROTHERS                INVESTMENT                SERIES

particular investment opportunities for the Fund.

SCREENING PROCESS. SBAM AP will implement a systematic screening process in an effort to identify individual securities it believes likely to exhibit attractive returns over the long term. SBAM AP will screen companies according to factors such as the perceived quality of their management and business, overall sustainable competitiveness, historical earnings, dividend records over at least a full business cycle, liquidity, trading volumes and historical and expected volatility.

FINANCIAL ANALYSIS PROCESS. The financial analysis of selected companies will focus on evaluating the fundamental value of the enterprise. SBAM AP will use a value-driven process which will emphasize quantitative analysis based on return on equity ('ROE') and its components, such as operating margins, financial leverage, asset turnover and interest and tax burdens. In addition, the company's cash flow generating capabilities and return on assets will be considered. SBAM AP believes that ROE and cash flow dynamics are appropriate variables when analyzing companies which operate in high growth markets, such as Asia, as the ability of such companies to capture this growth by using the right allocation of resources and asset financing is of utmost importance.

VALUATION PROCESS AND VOLATILITY ANALYSIS. The valuation process will focus on Price Earnings Ratio ('PER') calculations and comparisons with historical relative PER bands and local market conditions. SBAM AP will use measures such as PER/growth, and will evaluate whether the security enjoys accelerating earnings growth momentum due to management changes or the introduction of new products and/or services. In addition, where appropriate, SBAM AP will conduct specific dividend discount model and discount cash flow analyses for specific securities with predictable cash flows or dividend streams. Through the use of this analysis, SBAM AP will attempt to identify companies with strong potential for appreciation relative to their downside exposure. Lastly, SBAM AP will conduct a volatility analysis on selected securities in an effort to forecast the expected risk of such securities and compare the results of such risk analysis with these securities' expected returns. Investments may be made in companies that do not have extensive operating experience provided that SBAM AP believes such companies nevertheless have significant growth potential.

RISK MANAGEMENT AND MACROECONOMIC/TOP-DOWN ANALYSIS. SBAM AP will also consider macroeconomic variables, such as liquidity and capital flows, foreign equity and industrial investments and the direction of monetary policies in the Asian Countries in an effort to capture individual market movements as well as attain an optimal asset allocation mix and to identify the appropriate risk management parameters for the Asia Growth Fund. The macroeconomic data SBAM AP will monitor and analyze includes, but is not limited to, gross domestic product growth, balance of payments and current account balances, budget deficits or surpluses, inflation and interest rates. SBAM AP intends to meet with central bankers, regional economists and strategists on a regular basis to assess the present and future direction of monetary policies and their likely impact on the markets of the Asian Countries.

As part of the Fund's risk management approach and in an attempt to better assess and control the Fund's overall risk level on an ongoing basis, SBAM AP will employ a quantitative analysis at each stage of the investment process which will consist of analyzing and forecasting volatilities of the Asian markets and securities. SBAM AP will use a number of volatility-control strategies, including derivative instruments (as discussed below), in an effort to attain an optimal

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

asset allocation mix, for hedging purposes in an attempt to control the Fund's overall risk level and to obtain exposure to markets in the Asian Countries which have restrictions on foreign investment.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities, commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities');
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Asia Growth Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

INVESTORS FUND

The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Investor Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the Fund's portfolio will generally consist of common and preferred stocks. The Fund may purchase securities of companies located in foreign countries which the Fund's investment manager deems consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Investors Fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker-dealers.
When management deems it appropriate, consistent with the Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the Fund are set forth above in the discussion of investment objectives and policies for the Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline.

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Investors Fund maintains a carefully selected portfolio of securities diversified

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 10% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Limitations' below, the Investors Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

As a hedge against either a decline in the value of securities included in the Investors Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Investors Fund's investment objectives, are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

CAPITAL FUND

The investment objective of the Capital Fund is to seek capital appreciation through investments in securities which are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. There can be no assurance that the Fund's objective will be achieved. Although the Fund may receive current income from dividends, interest and other sources, income is an incidental consideration to seeking capital appreciation. The Fund is non-diversified within the meaning of the 1940 Act. See 'Additional Investment Activities and Risk Factors -- Non-Diversification.'

In seeking capital appreciation, investments by the Capital Fund may be in seasoned, established companies, relatively small new companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The

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Fund will not concentrate its investments in any particular industry.

The Capital Fund anticipates that its investments generally will be in securities of companies which it considers to reflect the following characteristics:

(1) share prices which appear to undervalue the company's assets or which appear not to take into account adequately factors such as prospective reversal of an unfavorable industry trend, lack of investor recognition or disappointing earnings believed to be temporary;

(2) special situations such as existing or possible changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor earnings or market price of such company's shares; or

(3) growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demand for products or services or other significant new developments.

The Capital Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the Fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by the investment manager to be of comparable quality. See 'Appendix A: Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Investment Manager believes interest rates may decline.

The Capital Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see the description above of the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.' The Fund may invest up to 20% of the value of the Fund's assets in securities of foreign issuers. See 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Capital Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holding of Rule 144A

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SALOMON                 BROTHERS                INVESTMENT                SERIES

securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As indicated below under 'Investment Limitations,' the Fund may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated below under 'Investment Limitations,' the Capital Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Fund may borrow as a temporary measure an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk
Factors -- Borrowing.'

As a hedge against either a decline in the value of the securities included in the Capital Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Capital Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies (other than the policy of the Capital Fund with respect to the borrowing of money) are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

--------------------------------------------------------------------------------
                                    Additional Investment Activities
                                    and Risk Factors

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments

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SALOMON                 BROTHERS                INVESTMENT                SERIES

which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See ' -- Foreign Securities' below. None of the Funds will purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

FLOATING AND VARIABLE RATE INSTRUMENTS. Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. For a further discussion of floating and variable rate obligations, see 'Additional Information on Portfolio Instruments and Investment Policies -- Floating and Variable Rate Instruments' in the Statement of Additional Information.

MUNICIPAL LEASE OBLIGATIONS. Certain of the Funds may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment manager based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. The investment manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

REVERSE REPURCHASE AGREEMENTS. Certain of the Funds may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

PARTICIPATION CERTIFICATES. The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

LOANS OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the

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Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES. Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security,

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SALOMON                 BROTHERS                INVESTMENT                SERIES

certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing
Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM (or in the case of the Asia Growth Fund, SBAM AP) to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of the Series Funds has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under

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SALOMON                 BROTHERS                INVESTMENT                SERIES

the supervision of the Board of Directors, will monitor Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors, (i) the creditworthiness of the borrower under the Loan and the Lender, (ii) the current interest rate, period until next rate reset and maturity of the Loan, (iii) recent prices in the market for similar Loans and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Certain
Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Board of Directors will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the investment manager of such securities.

VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. The New York Municipal Bond Fund and the National Intermediate Municipal Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the

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SALOMON                 BROTHERS                INVESTMENT                SERIES

interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond, and the market value can be extremely volatile. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

WARRANTS. Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the

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event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See ' -- High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIXED-INCOME SECURITIES. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

                                                                         PAGE 69

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Because the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund invest primarily in municipal obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the U.S. Government Income Fund, the Strategic Bond Fund and the Total Return Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see ' -- Collateralized Mortgage Obligations and Multiclass Pass-Through Securities' below.

ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit

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from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES. The Strategic Bond Fund and the Total Return Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-

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SALOMON                 BROTHERS                INVESTMENT                SERIES

collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES.
The U.S. Government Income Fund and the Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche', is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income Fund and the Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous

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payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES. The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Strategic Bond Fund's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes

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SALOMON                 BROTHERS                INVESTMENT                SERIES

are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Taxation' in this Prospectus and 'Additional Information Concerning Taxes' in the Statement of Additional Information.

MORTGAGE ROLLS. The U.S. Government Income Fund and the Strategic Bond Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage 'dollar roll', it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

HIGH YIELD SECURITIES. The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, the Capital Fund and the Total Return Fund may invest without limitation in convertible securities of this type and up to 5%, 5% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities.

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security

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SALOMON                 BROTHERS                INVESTMENT                SERIES

and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value such Fund's portfolio securities, and the Directors may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the

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SALOMON                 BROTHERS                INVESTMENT                SERIES

market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country

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SALOMON                 BROTHERS                INVESTMENT                SERIES

receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/ or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment

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SALOMON                 BROTHERS                INVESTMENT                SERIES

obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxation.'

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

INVESTMENT FUNDS. A Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent a Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.'

BORROWING. Each of the Funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do

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SALOMON                 BROTHERS                INVESTMENT                SERIES

so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

NON-DIVERSIFICATION. The Asia Growth Fund and the Capital Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Both Funds, however, intend to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities. Moreover, because the New York Municipal Money Market Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds. See 'Taxation' and 'Investment Limitations.'

DERIVATIVES. Certain of the Funds may be authorized to use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of

                                                                         PAGE 79

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SALOMON                 BROTHERS                INVESTMENT                SERIES

its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized
Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash, liquid high grade debt obligations or other assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.

The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by each Fund's investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. The Total Return Fund anticipates that its annual portfolio turnover rate will not exceed 120% and the Asia Growth Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. However, the expected portfolio rates may be exceeded if conditions warrant. The portfolio turnover of the New York Municipal Bond Fund for the years ended December 31, 1995 and 1994 were
22% and 63%, respectively. The portfolio turnover for the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund for the period from February 22, 1995 (commencement of investment operations) through December 31, 1995 was 29%, 230%, 109%, and 161%, respectively. The portfolio turnover for the Total Return Fund for the period from September 11, 1995 (commencement of investment operations) through December 31, 1995 was 16%. The portfolio turnover of the Investors Fund for the years ended December 31, 1995 and 1994 was 86% and 66%, respectively. The portfolio turnover of the Capital Fund for the years ended December 31, 1995 and 1994 was 217% and 152%, respectively. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions' in the Statement of Additional Information.

With respect to each of the Cash Management Fund and the New York Municipal Money Market Fund, the investment manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

                                                                         PAGE 81

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--------------------------------------------------------------------------------
                                    Multiple Pricing System

The Funds' Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are offered without such a charge). The initial sales charge may be reduced or waived for certain purchases of Class A shares. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. In addition, Class A shares are subject to a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). The annual service fee is compensation for ongoing services provided by Salomon Brothers, the Funds' distributor, to shareholders, including payments to compensate selected securities dealers for such services. See 'Purchase of Shares -- Class A Shares -- Reduced Sales Charges' and ' -- Distributor' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Any CDSC applicable to Class B shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. The CDSC is not applicable with respect to redemptions of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which were initially purchased as such and which were never exchanged for Class B shares of another Fund. However, in the case of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which were obtained through an exchange (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund), such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which are subsequently exchanged for Class B shares of other Funds (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund) will be subject to any applicable CDSC due at redemption. See 'Shareholder Services -- Exchange Privilege.' In addition, Class B shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Like the service fee applicable to Class A shares, the Class B service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. Additionally, the distribution



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SALOMON                 BROTHERS                INVESTMENT                SERIES


fee paid with respect to Class B shares compensates Salomon Brothers for selling those shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class B Shares' and ' -- Distributor.' Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS C SHARES. Class C shares are offered for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption if they were initially purchased as such and were never exchanged (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund) for Class C shares of another Fund). Any CDSC applicable to Class
C shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. See 'Shareholder
Services -- Exchange Privilege.' Class C shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Like the services fees applicable to Class A and Class B shares, the Class C service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services, and like the distribution fee applicable to Class B shares, the Class C distribution fee compensates Salomon Brothers for selling shares of that class. Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class C Shares' and
' -- Distributor.' Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. In connection with the implementation of the Multiple Pricing System, shares outstanding as of the close of business on December 31, 1994 of each of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund were reclassified as shares of Class O of each such Fund. In addition, shares outstanding as of the close of business on October 31, 1996 of each of the New York Municipal
Money Market Fund and the Capital Fund were reclassified as Class O shares of each such Fund. Class O shares are not subject to any sales charges, distribution or service fees.

CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to a distribution fee. Such conversion will be on the basis of the


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relative net asset values of each class, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Funds' distributor, Salomon Brothers (in such capacity, the 'Distributor'), to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, respectively, do not convert to Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, respectively, at any time, as shares of all classes of the Cash Management Fund and the New York Municipal Money Market Fund do not bear any distribution or service fees. If a shareholder effects one or more exchanges among Class B shares or Class C shares, as the case may be, of the Funds during the applicable conversion period, the period of time during which Class B shares or Class C shares were held prior to an exchange will be added to the holding period of Class B shares or Class C shares acquired in an exchange. However, because Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B shares or Class C shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if Class B shares of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for Class B shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund, the one year of ownership in the Cash Management Fund or the New York Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B shares and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The conversion of Class B shares to Class A shares and the conversion of Class
C shares to Class A shares of the Total Return Fund and the Asia Growth Fund are both subject to the availability of a ruling of the Internal Revenue Service that payment of different dividends on Class A shares, Class B shares and Class C shares, does not result in the Funds' dividends or distributions constituting 'preferential dividends' under the Code, and the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under federal income tax law. Each of the other
Funds except the New York Municipal Money Market Fund has obtained such a ruling. The Total Return Fund has applied for such a ruling; and the Asia
Growth Fund and the New York Municipal Money Market Fund intend to apply for such a ruling; however, there can be no assurance that the Funds' ruling requests will be granted. The conversion of Class B shares and Class C shares of the Total Return Fund and the



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SALOMON                 BROTHERS                INVESTMENT                SERIES

Asia Growth Fund may be suspended if such a ruling or opinion is not available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to distribution fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION. The Funds' Multiple Pricing System is designed to offer different classes of shares to investors. Although the different classes of shares of a particular Fund represent an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. The Multiple Pricing System provides investors with the option of choosing the class of shares which is best suited to their needs and objectives. In evaluating the options offered by the Multiple Pricing System, investors should consider the different sales charges, distribution and service fees and conversion features applicable to each class, and other factors, including the amount of the purchase and the length of time the investor expects to hold the shares. To assist investors in making their determination, the information provided above under the caption 'Expense Information' sets forth the charges applicable to each class of shares and presents an example of a hypothetical investment in each class of shares of each Fund.

There are distinct advantages and disadvantages among the classes of shares that investors should consider in evaluating the options offered by the Multiple Pricing System. Class A, Class B and Class C shares all pay an annual Rule 12b-1 service fee of .25% of average daily net assets, but Class A shares are not subject to the annual Rule 12b-1 distribution fee of .75% of average daily net assets paid by Class B and Class C shares, and, accordingly, Class A shares pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase of Class A shares, the entire purchase price is not immediately invested and, therefore, investors purchasing Class A shares initially own fewer shares than they would own if they had invested the same amount in Class B shares or Class C shares. Investors may, however, benefit from the reduction or waiver of the front end sales charge applicable to Class A shares for certain purchases.

Although investors purchasing Class B or Class C shares benefit from the advantage of having all their funds invested initially, Class B and Class C shares remain subject to an ongoing distribution fee which causes them to have higher expenses and pay lower dividends than Class A shares and may be subject to a CDSC upon redemption. Class B shares differ from Class C shares, however, in that Class B shares may be subject to a CDSC upon redemption if redeemed within six years of purchase, whereas Class C shares are subject to a CDSC only if they are redeemed within one year after purchase. In addition, Class B shares automatically convert to Class A shares six years after the end of the month in which the shares were purchased and thereafter are not subject to an ongoing distribution fee, whereas Class C shares, which automatically convert to Class A shares ten years after the end of the month in which the shares were purchased, remain subject to an ongoing distribution fee for a longer time period. The purchase of Class C shares may therefore prove beneficial for an investor expecting to hold Fund shares for less than six years.

Because of the differences among the classes of shares, in deciding which class of shares to purchase, investors should




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SALOMON                 BROTHERS                INVESTMENT                SERIES

consider, in addition to other facts and circumstances, the following factors:

(i) Class A shares are, in general, the most beneficial for the investor who qualifies for a waiver or certain reductions of the front end sales charges, as described herein under 'Purchase of Shares -- Class A Shares.'

(ii) Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the six year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual service fees applicable to Class A shares.

(iii) Over time, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.75% maximum front end sales charge plus the service fee applicable to Class A shares. For example, assuming a constant net asset value, the aggregate distribution and service fees applicable to Class B and Class C shares would equal the front end sales charge and aggregate service fees applicable to Class A shares at the end of the sixth year after purchase. Because Class B shares convert to Class A shares (which bear the same service fees as Class B and Class C shares but do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the CDSC that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

(iv) Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in Fund shares. Any return realized on the additional funds initially invested may partially or wholly offset the ongoing distribution fees applicable to Class B and Class C shares. There can be no assurance, however, as to the investment return, if any, which will be realized on such additional funds.

Investors should consult their investment representatives for assistance in evaluating the relative benefits of the different classes of shares.

Sales personnel of broker-dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the Distributor and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B and Class C shares.

Dividends paid by each Fund with respect to all classes of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other



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SALOMON                 BROTHERS                INVESTMENT                SERIES


costs specifically attributable to a particular class of shares will be borne exclusively by the applicable class. See 'Dividends and Distributions.' Net asset value per share will also differ among the classes. Shares of each Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund. See 'Shareholder Services -- Exchange Privilege.'

--------------------------------------------------------------------------------
                                    Investment Limitations

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective(s), the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CASH MANAGEMENT FUND. The Cash Management Fund may not:

(1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not

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readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations; or

(5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

NEW YORK MUNICIPAL MONEY MARKET FUND. The New York Municipal Money Market Fund may not:

(1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

(3) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, is agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

(4) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

(5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (4) above.

The foregoing investment restrictions and those described in the Statement of Additional Information are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined under 'Capital Stock' in the Statement of Additional Information.

As a non-fundamental operating policy, effective October 3, 1996, the Fund applies the percentage limitation of (3) above with respect to 75% of the value of its total assets.

For purposes of the investment limitations applicable to the New York Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues

SALOMON                 BROTHERS                INVESTMENT                SERIES


of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

NEW YORK MUNICIPAL BOND FUND. The New York Municipal Bond Fund may not:

(1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that up to 25% of the assets of the Fund may be invested without regard to this limitation; or

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 20% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).

NATIONAL INTERMEDIATE MUNICIPAL FUND, U.S. GOVERNMENT INCOME FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND AND TOTAL RETURN FUND.
The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies,

SALOMON                 BROTHERS                INVESTMENT                SERIES


instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however, that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

ASIA GROWTH FUND. The Asia Growth Fund may not:

(1) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowing exceed 5% of total assets); or

(2) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

INVESTORS FUND. The Investors Fund may not:

(1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

(2) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in an amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities as described in the Statement of Additional Information and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets; or

(4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested.

CAPITAL FUND. The Capital Fund may not:

(1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value

SALOMON                 BROTHERS                INVESTMENT                SERIES


of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

(2) borrow money or pledge or mortgage its assets, except as described under 'Investment Objective and Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of that Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

(4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Information on Portfolio Instruments and Investment Policies -- Loans of Portfolio Securities' in the Statement of Additional Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid; or

(5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable.

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.


----------------------------------------------------------------------
                                    Management

The business and affairs of each Fund are managed under the direction of its Board of Directorsd. The Board of Directors approves all significant agreements

SALOMON                 BROTHERS                INVESTMENT                SERIES

between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of a Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of each Fund.

INVESTMENT MANAGER

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc, as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of August 31, 1996, SBAM had approximately $15.7 billion of assets under management of which approximately $790 million is invested in high yield securities and approximately $558 million is invested in mortgage backed securities. Michael S. Hyland serves as President of SBAM. SBAM has access to Salomon Inc's more than 250 economists, mortgage, bond, sovereign, and equity analysts. The business address of SBAM is 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as investment manager to the Strategic Bond Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. David J. Scott is primarily responsible for a portion of the Strategic Bond Fund relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

Pursuant to a subadvisory agreement, SBAM has retained SBAM AP, whose business address is Three Exchange Square, Hong Kong, to act as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. SBAM AP is compensated by SBAM at no additional cost to the Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP, which was formed in 1995, is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. The business address of SBAM AP is Three Exchange Square, Hong Kong. References to investment manager in this Prospectus include SBAM Limited and SBAM AP when the context requires.

Marybeth Whyte is primarily responsible for the day-to-day management of the New York Municipal Bond Fund's portfolio and the National Intermediate

SALOMON                 BROTHERS                INVESTMENT                SERIES

Municipal Fund's portfolio. Prior to joining SBAM on July 25, 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included managing and advising portfolios with assets of approximately $1.3 billion.

Steven Guterman is primarily responsible for the day-to-day management of the U.S. Government Income Fund and the mortgage-backed securities and U.S. government securities portions of the Strategic Bond Fund. Mr. Guterman is assisted by Roger Lavan in the management of the two foregoing Funds. Mr. Guterman joined SBAM in 1990 and is currently a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for two offshore mortgage funds. In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers. Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions.

Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund and the high yield and sovereign bond portions of the Strategic Bond Fund. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is the portfolio manager for Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc ('Institutional Series Funds'), Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Giampaolo G. Guarnieri is primarily responsible for the day-to-day management of the Asia Growth Fund. Mr. Guarnieri has been employed by SBAM AP as a Vice President and Senior Portfolio Manager since April 1995. Prior to joining SBAM AP, Mr. Guarnieri spent five years as a Senior Portfolio Investment Manager at Credit Agricole Asset Management (South East Asia) Limited in Hong Kong, a wholly-owned subsidiary of the Credit Agricole Group as a senior portfolio manager since 1992 and as head of direct investment activities prior to that. Mr. Guarnieri is the portfolio manager for Salomon Brothers Institutional Asia Growth Fund, a portfolio of Institutional Series Funds.

Allan R. White III is primarily responsible for day-to-day management of the Investors Fund's portfolio. Mr. White has been Executive Vice President and portfolio manager for the Investors Fund since April 1992. Since 1989 he has been a Vice President of SBAM to 1989 he was a Vice President at The First Boston

SALOMON                 BROTHERS                INVESTMENT                SERIES

Corporation. Mr. White is also Executive Vice President and portfolio manager for The Salomon Brothers Fund Inc.

Richard E. Dahlberg is primarily responsible for the day-to-day management of the Total Return Fund. Prior to joining SBAM in July 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. Mr. Dahlberg had been primarily responsible for the day-to-day management of the MFS Total Return Fund for ten years prior to joining SBAM.

Ross S. Margolies is primarily responsible for the day-to-day management of the Capital Fund's portfolio. Mr. Margolies is a portfolio manager with SBAM who manages other investments in equities, options, convertible bonds and high yield bonds. Prior to joining SBAM in 1992, Mr. Margolies was a Senior Vice President and analyst in the High Yield Research Department at Lehman Brothers.

Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.

As compensation for its services, the Cash Management Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets; the New York Municipal Money Market Fund pays SBAM a monthly fee at an annual rate of
 .20% of the Fund's average daily net assets; the New York Municipal Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets; the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Strategic Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets; the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets; and the Capital Fund pays SBAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. With respect to each Fund other than Investors Fund and Capital Fund, for the 1996 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amount of such Fund's total Fund operating expenses shown under 'Expense Information -- Annual Fund Operating Expense.' See 'Expense Information -- Annual Fund Operating Expenses.' The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each

SALOMON                 BROTHERS                INVESTMENT                SERIES

calendar quarter based on the following rates:

                                     ANNUAL FEE
AVERAGE DAILY NET ASSETS                RATE
----------------------------------   ----------
First $350 million                      .500%
Next $150 million                       .400%
Next $250 million                       .375%
Next $250 million                       .350%
Over $1 billion                         .300%

The Base Fee for the Investors Fund may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of
(i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on September 30, 1995 for the one year period ending on that date. Thereafter, the performance adjustment will be paid quarterly based on a rolling one year period.

With respect to the Strategic Bond Fund and in connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited is equal to the fee payable under SBAM's management agreement multiplied by the portion of the assets of the Strategic Bond Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Strategic Bond Fund.

With respect to the Asia Growth Fund, SBAM pays SBAM AP as full compensation for its services provided under the subadvisory agreement, a portion of its investment management fee.

SBAM may waive all or part of its fee from time to time in order to increase each Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse SBAM for any advisory fees waived. SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to .12% annually of the average net assets of a Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of SBAM.

The services of SBAM, SBAM Limited and SBAM AP are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use Salomon
Brothers and its affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.

PERFORMANCE OF ACCOUNTS

ASIA GROWTH FUND. Set forth in the chart below is performance data provided by SBAM AP relating (i) for the period from January 1, 1992 to February 28, 1995, to a non-U.S. collective investment vehicle (the 'Offshore Fund I') managed by the portfolio manager of the Asia Growth Fund while he was employed by a different investment adviser unaffiliated with SBAM (ii) for the quarters ending September 30, 1995, December 31, 1995 and March 31, 1996, to a non-U.S. collective investment vehicle managed by the portfolio manager after commencement of employment with an affiliate of SBAM (the 'Offshore Fund II') and (iii) for the quarters ending June 30, 1996 and September 30, 1996, to a composite ('Composite') consisting of Offshore Fund II and Salomon Brothers Institutional Asia Growth Fund ('Institutional Asia Growth Fund'), a portfolio of Salomon Brothers Institutional Series Funds Inc, a U.S. registered investment company. The Institutional Asia Growth Fund and Asia Growth Fund have the same portfolio manager and have identical investment objectives, policies and strategies. Both Offshore Fund I and Offshore Fund II have substantially similar, though not identical, investment objectives, policies and strategies as those of the Asia Growth Fund. With respect to Offshore Fund I, the period shown reflects the period for which the portfolio manager was primarily responsible for the day-to-day management of the portfolio of Offshore Fund I. During the period shown for Offshore Fund I, the size of the fund ranged from approximately $45 million to $95 million and during the period shown solely for Offshore Fund II, the size of the fund ranged from approximately $8 million to $10 million. During the period shown for the Composite, its size ranged from $8.5 million to $15.6 million.

The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a widely recognized market index of Asian country equity issues. The index is composed of a sample of companies from the following ten countries: Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka and Thailand. Constituent stocks are selected for the index on the basis of industry representation, liquidity and sufficient float. The index is unmanaged and accordingly, does not reflect the effect of operating expenses, including advisory fees, transaction costs and other expenses but does reflect reinvestment of dividends.

The performance data shown below should be read in conjunction with the information in 'General' that follows.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      1/1/92 -     1/1/93 -     1/1/94 -
                      12/31/92     12/31/93     12/31/94
                      --------     --------     --------
Offshore Fund I...      29.50%       95.05%      (13.55)%
Morgan Stanley
 Capital
 International All
 Country Asia
 Free Ex-Japan
 Index............      21.80       103.39       (16.94)

                                                        AVERAGE
                                                        ANNUAL
                                          TOTAL          TOTAL
                        1/1/95 -          RETURN        RETURN
                        2/28/95          1/1/92 -       1/1/92 -
                      (ANNUALIZED)       2/28/95        2/28/95
                      ------------     ------------     -------
Offshore Fund I...        (5.47)%         106.42%        25.72%
Morgan Stanley
 Capital
 International All
 Country Asia
 Free Ex-Japan
 Index............       (15.55)          100.05         24.48

                           FOR THE QUARTER ENDING:
                      ---------------------------------
                      9/30/95     12/31/95     3/31/96
                      -------     --------     --------

Offshore Fund
 II...............      2.12%       3.23%        10.19%
Morgan Stanley
 Capital
 International All
 Country Asia
 Free Ex-Japan
 Index............      1.19         .80          9.74

                        FOR THE QUARTER         TOTAL
                            ENDING:            RETURN
                      -------------------       SINCE
                      6/30/96     9/30/96      9/1/95*
                      -------     -------     ---------
Composite.........     (2.35)%     (1.89)%      11.29%
Morgan Stanley
 Capital
 International All
 Country Asia
 Free Ex-Japan
 Index............       .91       (2.94)        9.64

                            ------------------------

* This figure is a weighted-average figure representing, for the period from September 1, 1995 to April 30, 1996, total return of Offshore Fund II, and for the period May 1, 1996 to September 30, 1996, for the Composite.

GENERAL. The performance results shown above are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly for Offshore Fund I, Offshore Fund II and the Institutional Asia Growth Fund and are compounded monthly. The investment results are time-weighted on a daily basis and market-weighted based on market values determined as of the first business day of each month. The performance results are net of transaction costs and advisory and other fees incurred and reflect reinvestment of dividends and capital gains distributions, if any.

The performance results shown above are not performance results for the Asia Growth Fund, which has recently commenced investment operations. The results shown above should not be deemed to be indicative of future results for the Asia Growth Fund owing to differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments.

Although substantially similar, the investment objectives, policies and strategies for Offshore Fund I and Offshore Fund II differ in certain respects from those of the Asia Growth Fund. In addition, such accounts were and are managed without regard to certain tax requirements applicable to U.S. registered investment companies that limit the proportions of short-term gains that such companies may realize to maintain their tax status. See 'Dividends, Distributions and Taxes.' Accordingly, the performance results shown above and that of the Asia Growth Fund are expected to differ.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY SBAM AP WOULD RESULT IN DIFFERENT PERFORMANCE DATA. NO ADJUSTMENT HAS BEEN MADE FOR ANY INCOME TAXES WHICH ARE PAYABLE ON INCOME DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. THE EFFECT OF TAXES ON ANY INVESTOR WILL DEPEND ON SUCH INVESTOR'S TAX STATUS. SEE 'DIVIDENDS AND DISTRIBUTIONS' AND 'TAXATION.'

ADMINISTRATOR

Each Fund employs Investors Bank & Trust Company ('Investors Bank') under its applicable administration agreement to provide certain administrative services to the respective Fund. The administrator is not involved in the investment decisions made with respect to the Funds.

SALOMON                 BROTHERS                INVESTMENT                SERIES

The services provided by Investors Bank under the applicable administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, each Fund, other than the Investors Fund and the Capital Fund, pays Investors Bank a fee, calculated daily and payable monthly, at an annual rate of .08% of the applicable Fund's aggregate average daily net assets. As compensation for its services to the Investors Fund and the Capital Fund and at no additional cost to either Fund, SBAM pays Investors Bank a fee each month at an annual rate of .08% and .06%, respectively, of the average daily value of the Investors Fund's and the Capital Fund's net assets, respectively.

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and other classes of Fund shares.

-------------------------------------------------------------------------
                                    Determination
                                    of Net Asset Value

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money
Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of

SALOMON                 BROTHERS                INVESTMENT                SERIES

shares of that class outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by each Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.

Each of the Cash Management Fund and the New York Municipal Money Market Fund use the amortized cost method to value its portfolio securities and, with respect to each class of shares of the Fund, seeks to maintain a stable net asset value of $1.00 per share. Each of the other Funds values short-term investments that mature in 60 days or less at amortized cost whenever the Board of Directors determines that amortized cost is the fair value of those investments. If a Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value (using the bid price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the Statement of Additional Information for a more complete description of the amortized cost method.

--------------------------------------------------------------------------------
                                    Purchase of Shares

Shares of each Fund may be purchased from any dealer that has a selling agreement with Salomon Brothers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer.

SALOMON                 BROTHERS                INVESTMENT                SERIES

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Shares may be purchased initially by completing a Purchase Application and mailing it, together with a check payable to Salomon Brothers Funds to:

(Name of Fund)
c/o FDISG
P.O. Box 5127
Westborough, MA 01581-5127

Subsequent investments may be made at any time through a selected dealer or by mailing a check to First Data Investor Services Group, Inc. ('FDISG'), formerly known as The Shareholder Services Group, Inc., at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and FDISG will charge a fee of $10 to the shareholder's account. FDISG does not intend to resubmit such checks for collection.

Subsequent investments may also be made by wiring federal funds to FDISG. Prior notification by telephone is not required. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:

Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: (Name of Fund)
Name of Account:
Account # (As assigned):

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

To ensure prompt credit to their accounts, investors or their dealers should call (800) SALOMON or (800) 725-6666 prior to sending a wire to receive a reference number for the wire. If wires are received after 4:15 p.m. New York time, or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the applicable Fund.

MINIMUM INVESTMENT

The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for IRAs and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See 'Shareholder Services.' When purchasing shares of any Fund, investors must specify the class of shares. Each Fund and the investment manager reserve the right to reject any purchase order, to suspend the offering of shares for a period of time or to waive or lower the minimum investment requirements.

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE on any day that a Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to FDISG, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per

SALOMON                 BROTHERS                INVESTMENT                SERIES

share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Determination of Net Asset Value.' It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Brothers or FDISG through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

STOCK CERTIFICATES

Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates will be issued for fractional shares or for any shares of the Cash Management Fund and the New York Municipal Money Market Fund.

MULTIPLE PRICING SYSTEM

Each Fund currently offers three classes of shares to the general public through the Multiple Pricing System. Although the Class A, Class B and Class C shares of a particular Fund represent an interest in the same portfolio of investments, each class is subject to different sales charge structures and expense levels. Class A shares of all Funds are sold with a front end sales charge (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are sold at net asset value) and may, under limited circumstances, be subject to a CDSC upon redemption. Class B shares and Class C shares of all Funds are sold without a front end sales charge but may be subject to a CDSC upon redemption (with the exception of sales of Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to a CDSC). The Multiple Pricing System allows investors to select the class that is best suited to their needs and objectives. In considering the options afforded by the Multiple Pricing System, investors should consider both the applicable front end sales charge or CDSC, as well as the applicable service or distribution fee, and other relevant factors such as whether their investment goals are long-term or short-term in order to determine the class that best suits their circumstances and objectives. See 'Multiple Pricing System' for a discussion of factors to consider in selecting which class of shares to purchase. In addition, Class O shareholders may purchase additional Class O shares which are sold at net asset value and are not subject to any sales charges, distribution or service fees.

CLASS A SHARES

The public offering price for Class A shares of each Fund is the per share net asset value of that class plus a front end sales charge, expressed as a percentage of the offering price as set forth in the table below. No front end sales charge is imposed on the purchase of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund. However, when Class A shares of the Cash Management Fund or the New York Municipal Money Market Fund on which

SALOMON                 BROTHERS                INVESTMENT                SERIES

no sales charge has been paid or waived are exchanged for Class A shares of another Fund for which a sales charge is normally imposed on the purchase of Class A shares, the sales charge applicable to purchases of Class A shares will be assessed at that time.

                           CLASS A SALES CHARGE TABLE

                                                                              CONCESSION TO
                                                           PERCENTAGE OF     BROKER-DEALER AS
            AMOUNT OF                  PERCENTAGE OF       THE NET AMOUNT    A PERCENTAGE OF
         PURCHASE PAYMENT            THE OFFERING PRICE       INVESTED        OFFERING PRICE
Less than $50,000                           4.75%               4.99%              4.25%
$50,000 but less than $100,000              4.50%               4.71%              4.00%
$100,000 but less than $250,000             4.00%               4.17%              3.50%
$250,000 but less than $500,000             2.50%               2.56%              2.25%
$500,000 but less than 1 million            2.00%               2.04%              1.75%
$1 million or more                           None*               None                 **

       ------------------------------------------------------------------

* With respect to purchases of Class A shares of $1 million or more, a CDSC will apply if the shares are redeemed within one year after purchase. See 'Redemption of Shares -- Class A Share Purchases of $1 million or more.'
** The Distributor may in its discretion compensate selected dealers in connection with the sale of Class A Shares in an aggregate amount of $1 million or more up to the following amounts:

                                       DEALER'S
AMOUNT OF PURCHASE                    CONCESSION
-----------------------------------   ----------

1 million up to $2 million               1.00%
Over $2 million up to $3 million          .75%
Over $3 million up to $5 million          .50%
Over $5 million                           .25%

The Distributor may reallow concessions to selected dealers and retain the balance over such concessions, and at times the Distributor may reallow the entire front end sales charge to such dealers. In such circumstances, dealers may be deemed to be 'underwriters' as that term is defined under the 1933 Act. The Distributor has determined to reallow the entire front end sales charge to dealers for sales of Class A shares until further notice.

REDUCED SALES CHARGES

Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front end sales charge through several purchase plans.

RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of Class A shares in all Funds, excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund. Also, for purposes of the foregoing calculation, Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

LETTER OF INTENT. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares

SALOMON                 BROTHERS                INVESTMENT                SERIES

of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares, (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

SALOMON                 BROTHERS                INVESTMENT                SERIES

CERTAIN QUALIFIED PURCHASERS. No front end sales charge is applicable to any sale of Class A shares to a Director or officer of a Fund and to their immediate families (i.e., the spouse, children, mother or father of such persons), employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families, participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers, any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with Salomon Brothers or investors who purchase Class A shares with proceeds from the sale of shares of any other investment company with respect to which the investor previously paid a commission, whether a front-end sales charge or CDSC or otherwise.

CLASS B SHARES

Class B shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $250,000. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares. See 'Redemption of Shares' which describes the CDSC in greater detail.

In general, a sales commission of 4% of the amount of Class B share purchases (other than Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund) will be paid by the Distributor to broker-dealers at the time of sale.

CLASS C SHARES

Class C shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $1,000,000. Class C shares are sold without a front end sales charge and are subject to a CDSC of 1% within the first year of purchase.

A sales commission of 1% of the amount of Class C share (other than Class C shares of the Cash Management Fund and the New York Municipal Money Market
Fund) will be paid by the Distributor to broker dealers at the time of sale.

CLASS O SHARES

Class O shares of each Fund are offered for sale at net asset value and are not subject to any sales charges. Only Class O shareholders may purchase additional Class O shares.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from the Funds in connection with the execution of portfolio transactions on behalf of the Funds.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Each class of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 under the 1940 Act to pay Salomon Brothers an annual service fee with respect to Class A, Class B and Class C shares of the applicable Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Brothers to selected securities dealers. The distribution fees are paid to Salomon Brothers to compensate for activities primarily intended to result in the sale of Class B and Class C shares. The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Salomon Brothers' branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Distributor. Under the Plans, Salomon Brothers may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service. With respect to Class B shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 4% of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 1% of the purchase price and a quarterly trail fee at an annual rate of .90% which will begin to accrue in the thirteenth month after settlement. In addition, with respect to Class A shares, Salomon Brothers will pay broker-dealers at the time of sale a commission as discussed above under 'Purchase of Shares -- Class A Shares' and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

The Plans provide that Salomon Brothers may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Brothers may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Brothers under the Plans and payments by Salomon Brothers to selected securities dealers are payable without regard to actual expenses incurred.

The Distributor may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which

SALOMON                 BROTHERS                INVESTMENT                SERIES

may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, the Distributor may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Plan payments or the Distributor's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                                ---------------

Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares.

--------------------------------------------------------------------------------
                                    Redemption of Shares

Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value next determined after the receipt of proper redemption instructions. The value of shares on redemption may be more or less than the investor's cost.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but each Fund may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists, making disposal of portfolio securities or determination of the value of the net assets of each Fund not reasonably practicable.

For the shareholder's convenience each Fund has established several different redemption procedures. No redemption requests will be processed until the applicable Fund has received a completed Purchase Application. If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. Each Fund will not credit redemption proceeds for any shares

SALOMON                 BROTHERS                INVESTMENT                SERIES

until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire, or by a certified or cashier's check.

REDEMPTION THROUGH SELECTED
DEALERS

Salomon Brothers will accept orders from dealers with whom it has sales agreements for the repurchase of shares held by investors. With respect to each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), redemption orders received by the dealer prior to the close of trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time) are effective that day. Otherwise, the shares will be redeemed at the applicable net asset value next determined. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, redemption requests received by the dealer and transmitted to Salomon Brothers by 12:00 noon, New York time, on any business day generally will be effected on that same day. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This redemption arrangement is discretionary and may be withdrawn or modified at any time.

REDEMPTION BY MAIL

Shares may be redeemed by submitting a written request to FDISG which meets all the following requirements:

(1) Written instructions from registered owner(s), signed exactly as shares are registered (facsimile instructions will not be accepted);

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed, are to be wired to a bank or are to be sent to other than the registered address. Signature guarantees must be in accordance with FDISG's standards and procedures. Any one of the following guarantors is normally acceptable: (a) a commercial or savings bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; (c) a member firm of a domestic stock exchange; or (d) a foreign branch of any of the above
(FDISG will not accept dated guarantees or guarantees from a notary public); and

(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.

To expedite processing of redemptions by mail, shareholders should submit redemption requests and all related documents directly to First Data Investor Services Group, Inc., P.O. Box 9109, Boston, MA 02205-9109.

Checks for redemption proceeds will normally be mailed within seven days after redemption. Unless other instructions are given in proper form, checks for redemption proceeds will be sent to the shareholder's address of record if the shareholder does not have a brokerage account. If a shareholder has a brokerage account, redemption proceeds will be credited to such account.

Upon request, the proceeds of a redemption amounting to $500 or more

SALOMON                 BROTHERS                INVESTMENT                SERIES

will be sent by federal funds or bank wire to the shareholder's predesignated bank account.

TELEPHONE REDEMPTION PRIVILEGE

Shareholders having direct accounts with FDISG may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under 'Redemption by Mail' prior to initiating a telephone redemption.

Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under 'Redemption by Wire.' The check will be made payable to the registered shareholder(s) and sent to the address of record on file with FDISG.

Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the applicable Fund. None of the Funds or FDISG will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund and FDISG will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. When requesting a redemption by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

REDEMPTION BY WIRE

If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by telephone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or FDISG for further information.

You may either:
Telephone the redemption request to FDISG at the following number: (800) SALOMON or (800) 725-6666 or

Mail the request to FDISG at the following address:
(Name of Fund)
c/o FDISG
P.O. Box 5127
Westborough, MA 01581-5127

Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly guaranteed. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, if a wire redemption request is received by FDISG by 12:00 noon, New York time, on any business day, the redemption proceeds generally will be transmitted to the shareholder's bank that same day. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

CHECKWRITING

Checkwriting is available only to Class A and Class O shareholders of the Cash Management Fund and the New York Municipal Money Market Fund. If redemption by check has been elected on the Purchase Application, the redemption of shares may be made by using redemption checks provided by FDISG. There is no charge for this service. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of $500 or more. Shareholders will continue to earn dividends on the shares redeemed until the check clears the banking system. If a shareholder's account does not contain an available amount sufficient to cover the amount of a check, the check will be returned marked insufficient funds and a $10 charge per returned check will be imposed. If checks are improperly signed, they will not be honored. Checks cannot be used to close an account. Redemption by check may be terminated at any time by FDISG or the applicable Fund.

SMALL ACCOUNTS

Under each Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which have a value of $500 or less or, in the case of an IRA or Self-Employed Retirement Plan, $250 or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

CONTINGENT DEFERRED SALES CHARGES

Redemptions may be subject to a CDSC as described below. The CDSC is not applicable with respect to redemptions of shares of the Cash Management Fund or the New York Municipal Money Market Fund which have never been exchanged from another Fund that normally imposes a CDSC. However, in the case of shares of the Cash Management Fund or the New York Municipal Money Market Fund which were obtained through an exchange from another Fund that normally imposes a CDSC, such shares will be subject to any applicable CDSC due at redemption. Similarly, shares initially purchased in the Cash Management Fund or the New York Municipal Money Market Fund which are subsequently exchanged for shares of other Funds that normally impose a CDSC will be subject to any applicable CDSC due at redemption. Shares of any Fund may be exchanged for shares of any other Fund without the imposition of a CDSC, although a CDSC may apply upon redemption of the shares acquired through the exchange. See 'Shareholder Services -- Exchange Privilege.'

Because shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, any applicable CDSC period is tolled for the period of time in which shares of other Funds that normally impose a CDSC are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption.

SALOMON                 BROTHERS                INVESTMENT                SERIES

The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on: (i) amounts representing increases in the net asset value per share and (ii) shares acquired through reinvestment of income dividends or capital gains distributions.

The CDSC may be waived on a redemption of shares in connection with:

(a) redemptions made following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the 'Code')), of a shareholder; (b) redemptions effected pursuant to each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size; (c) a tax-free return of an excess contribution to any retirement plan; (d) exchanges; (e) automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see 'Shareholder Services -- Automatic Withdrawal Plan'); (f) redemptions of shares in connection with mandatory post-retirement distributions and withdrawals from retirement plans or IRAs; (g) redemption proceeds from other Funds that are reinvested within 60 days of the redemption (see 'Shareholder Services -- Reinstatement Privilege'); (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans; and (i) redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or SBAM.

CLASS A SHARE PURCHASES
OF $1 MILLION OR MORE

Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption).

CLASS B SHARES

Class B shares that are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The amount of any CDSC payable upon redemption varies depending on the number of years elapsed from the time of the purchase of Class B shares until the time of redemption. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                               CLASS B CDSC TABLE

                                                                    CDSC AS A PERCENTAGE OF
YEAR(S) SINCE PURCHASE ORDER                                    DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------------------------

Up to 2 years                                                                  5%
2 years or more but less than 3 years                                          4%
3 years or more but less than 4 years                                          3%
4 years or more but less than 5 years                                          2%
5 years or more but less than 6 years                                          1%
6 or more years                                                                0%

CLASS C SHARES

Class C shares are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption).

--------------------------------------------------------------------------------
                                    Performance Information

From time to time, a Fund may advertise its 'yield,' 'tax-equivalent yield,' 'effective yield' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for Class A shares include the maximum initial 4.75% sales charge (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) and for Class B and Class C shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be

SALOMON                 BROTHERS                INVESTMENT                SERIES

used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 4.75% sales charge for the Class A shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable CDSC for Class B and Class C shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

Yield is calculated in accordance with the SEC's formula. The tax-equivalent yield is calculated by determining the portion of the yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield. Yield differs from total return in that it does not consider changes in net asset value.

From time to time the Cash Management Fund and the New York Municipal Money Market Fund may make available information as to its 'yield' and 'effective yield.' The 'yield' of the Cash Management Fund and the New York Municipal Money Market Fund refers to the income generated by an investment in each such Fund over a seven-day period. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications such as Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The annual reports to shareholders for each of the Series Funds, other than the Asia Growth Fund, which recently commenced operations, the Investors Fund and the Capital Fund for the fiscal year ended December 31, 1995 containing additional performance information are available without charge and can be obtained by writing or calling the address or telephone number printed on the front cover. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------
                                    Dividends and Distributions

Each of the Cash Management Fund and the New York Municipal Money Market Fund intend to declare as a dividend substantially all of its net investment income at the close of each business day to the Fund's shareholders of record at 12:00 noon, New York time, on that day, and will pay such dividends monthly. The New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will declare dividends from net investment income daily and pay them monthly. The Asia Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund's present policy is to pay quarterly dividends from net investment income and the Capital Fund's present policy is to pay annual dividends from net investment income.

Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accreted or premium amortized to the date of maturity, minus estimated expenses.

Shares of a Fund (other than the Cash Management Fund and the New York
Municipal Money Market Fund, as described below) are entitled to dividends declared beginning on the day after the purchase order is received in good order. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund for which payment is received in or converted into federal funds by 12:00 noon, New York time on any business day will become effective and begin to earn dividends that same day. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund for which payment is received in or converted into federal funds after 12:00 noon, New York time, on any business day will become effective and begin to earn dividends on the following business day. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, shares redeemed by 12:00 noon, New York time, will accrue dividends through the day prior to redemption and shares redeemed after 12:00 noon, New York time, will accrue dividends through the day of redemption. The New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will accrue dividends on settled shares through the day of redemption. For Funds that will declare dividends daily, net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

Dividends are determined in the same manner and are paid in the same amount for each Fund share, except certain expenses borne differ by class. In addition, the maximum distribution and service fees payable by the Class B and Class C shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees) are more than the maximum fees payable by such Fund's Class A and Class O shares. Moreover, Class O shares are not subject to any distribution or service fees. As a result, the per share dividends on the Class O shares will generally be higher than Class A, Class B and Class C shares of each Fund

SALOMON                 BROTHERS                INVESTMENT                SERIES

(other than the Cash Management Fund and the New York Municipal Money Market
Fund) and the per share dividends on Class A shares of each Fund will generally be higher than those on Class B and Class C shares (other than the Cash Management Fund and the New York Municipal Money Market Fund).

Net realized short-term capital gains of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years). The Cash Management Fund and the New York Municipal Money Market Fund do not expect to realize any long-term capital gains.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, each Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gains distributions will be reinvested automatically in additional shares of the same class of a Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. A shareholder who does not have a brokerage account may inform FDISG, by notice sent to P.O. Box 9109, Boston, Massachusetts 02205-9109, that he or she wishes to receive such dividends or distributions in cash directly from FDISG. If such distribution is to be sent to an address other than the address on record, a signature guarantee is required. See 'Redemptions by Mail' above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with FDISG. Shareholders may change the distribution option at any time by notification to FDISG or calling 1-800-SALOMON prior to the record date of any such dividend or distribution.

SALOMON                 BROTHERS                INVESTMENT                SERIES

----------------------------------------------------------------
                                    Taxation

FEDERAL INCOME TAX MATTERS. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax.

Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and net realized capital gains. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of a Fund of investment company taxable income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income.

Distributions of net capital gains designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. With respect to each Fund, a portion of each Fund's dividends may qualify for the dividends received deduction available to corporations. In general, the maximum federal income tax rate imposed on individuals with respect to capital gain dividends will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which currently are taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the 'short-short test'). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such

SALOMON                 BROTHERS                INVESTMENT                SERIES

bond may be deferred until such bond is sold or otherwise disposed.

Each Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

HONG KONG TAX MATTERS. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a

SALOMON                 BROTHERS                INVESTMENT                SERIES

Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

NEW YORK MUNICIPAL MONEY MARKET FUND, NEW YORK MUNICIPAL BOND FUND AND NATIONAL INTERMEDIATE MUNICIPAL FUND. The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund and the New York Municipal Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and the New York Municipal Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

All or a portion of the gain from sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund.

Although exempt-interest dividends may be excluded from a shareholder's gross income for regular federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the 'adjusted current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of exempt-interest dividends may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain
Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a

SALOMON                 BROTHERS                INVESTMENT                SERIES

shareholder's Social Security benefits are taxable.

With respect to the New York Municipal Money Market Fund and the New York Municipal Bond Fund, the exemption of interest income for regular federal income tax purposes and for New York State and New York City personal income tax purposes may not result in similar exemptions under the tax law of state and local taxing authorities outside New York. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends that substantially all dividends and distributions it pays to its respective shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent the New York Municipal Bond Fund and the National Intermediate Municipal Fund each earns income from taxable investments or realizes capital gains, some portion of its respective dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in a Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a Fund.

--------------------------------------------------------------------------------
                                    Shareholder Services

Each Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.

AUTOMATIC INVESTMENT PLAN

An investor who opens an account and wishes to make subsequent, periodic investments in a Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per

SALOMON                 BROTHERS                INVESTMENT                SERIES

draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Fund unless otherwise specified.

AUTOMATIC DIVIDEND
DIVERSIFICATION ('ADD')

The ADD program allows an investor to have all dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as the investor's existing account. The purchase of shares to the Fund receiving the cross-investment of the dividends will be using the net asset value at the close of business of the dividend payable date.

SYSTEMATIC INVESTING

An investor may request that shares of any class of a Fund be exchanged monthly for shares of the same class of any other Fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as 'Dollar Cost Averaging.'

EXCHANGE PRIVILEGE

Shareholders of any Fund may exchange all or part of their shares for shares of the same class of any other Fund at the applicable relative net asset value per share without the imposition of any front end sales charge or CDSC, except as described below. Shares of a Fund are eligible for exchange 30 days after purchase. Shares of one class may not be exchanged for shares of any other class of any Fund.

A front end sales charge will be imposed with respect to Class A shares of a Fund (except for the Cash Management Fund and the New York Municipal Money Market Fund) which are issued upon an exchange from Class A Cash Management Fund shares or Class A New York Municipal Money Market Fund shares and as to which no front end sales charge had been previously paid or waived.

For purposes of determining a shareholder's holding period in the calculation of any applicable CDSC, the period of time during which shares were held prior to an exchange will be added to the holding period of shares acquired in an exchange. However, the CDSC period is tolled for any period of time in which shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption. Furthermore, when Cash Management Fund shares or New York Municipal Money Market Fund shares are exchanged for shares of any other Fund that imposes a CDSC, the CDSC becomes (or, in the case of Cash Management Fund shares or New York Municipal Money Market Fund shares which were subject to a CDSC prior to a previous exchange for Cash Management Fund shares or New York Municipal Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Funds that impose a CDSC counts toward determining the applicable CDSC.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. None of the Funds or FDISG will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and FDISG may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See 'Taxation' above.

The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. Salomon Brothers reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may establish a plan for redemptions to be made automatically at monthly, quarterly, semiannual or annual intervals with payments sent directly to him or her or to persons designated by the shareholders as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to the shareholder and mailed to the address of record on the account. Investors are required to have a minimum account value of $10,000 in a single account in order to establish a monthly withdrawal plan, and a minimum of $5,000 in a single account for quarterly, semiannual and annual withdrawal plans. Each withdrawal constitutes a redemption of shares on which a gain or loss may be recognized. Class B and Class C shareholders may redeem 12% annually or no more than 2% monthly of their initial account balances without incurring a CDSC. With respect to the New York Municipal Bond Fund, the Investors Fund and the Capital Fund, a Withdrawal Plan may be opened with an account having a total value of at least $7,500, and a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $250, $50 and $50 from the New York Municipal Bond Fund, the Investors Fund and the Capital Fund, respectively. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to an investor because of the sales charges on certain purchases and redemptions.

The redemptions will occur on or about the 10th day or the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time.

REINSTATEMENT PRIVILEGE

A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset

SALOMON                 BROTHERS                INVESTMENT                SERIES

value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF-EMPLOYED RETIREMENT PLAN

A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute earned income on behalf of themselves and each of their employees to purchase shares of a Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding such plan.

IRAS

A prototype IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for certain individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Funds may be invested in shares of a Fund and/or certain other mutual funds managed by SBAM. The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund may not be suitable investments for IRAs. Shareholders should consult with a financial adviser regarding an IRA.

----------------------------------------------------------------------------
                                    Account Services

Shareholders of each Fund are kept informed through semi-annual reports showing diversification of investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.

-----------------------------------------------------------------------
                                    Capital Stock

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of ten series of shares, each representing shares in one of ten separate Funds. The National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund are newly or recently organized portfolios of the Series Funds. In addition, the Series Funds includes the Cash Management Fund, the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the Salomon Brothers Institutional Money Market Fund (formerly called the U.S. Treasury Securities Money Market Fund). The assets of each Fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns a significant percentage of the outstanding shares of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund and consequently is a controlling person of such Funds.

The Investors Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 50,000,000 shares having a par value of $1.00 per share.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 25,000,000 shares having a par value of $.001 per share.

Although each Fund is offering only its own shares, it is possible that a Fund could

SALOMON                 BROTHERS                INVESTMENT                SERIES

become liable for a misstatement in this Prospectus about another Fund. The Directors of the Series Funds, the Investors Fund and the Capital Fund have considered this factor in approving the use of a combined Prospectus.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. None of the Funds will issue any senior securities. Under the corporate law of Maryland, the state of incorporation of the Series Funds, the Investors Fund and the Capital Fund, and the By-Laws of each of the Series Funds, the Investors Fund and the Capital Fund, neither the Series Fund, the Investors Fund nor the Capital Fund is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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                               Appendix A:
                               Description of Ratings

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                        PAGE A-1

SALOMON                 BROTHERS                INVESTMENT                SERIES

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PAGE A-2

SALOMON                 BROTHERS                INVESTMENT                SERIES

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's RATINGS GROUP COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                                                        PAGE A-3

SALOMON                 BROTHERS                INVESTMENT                SERIES

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's MUNICIPAL BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

PAGE A-4

SALOMON                 BROTHERS                INVESTMENT                SERIES

S&P's RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                                                        PAGE A-5

SALOMON                 BROTHERS                INVESTMENT                SERIES

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

For each Fund that invested more than an average of 5% of its total assets in below investment grade securities during the period ended December 31, 1995, the following tables indicate the percentage of assets of each such Fund invested in the rating categories shown. The percentage corresponding to each category is calculated using the dollar-weighted average of the month-end percentages during the period from commencement of investment operations of each such Fund through December 31, 1995. 'Rating' reflects the rating of S&P, or in the case of certain U.S. and foreign government debt securities, the implicit rating of the related government.

                              HIGH YIELD BOND FUND
         (FOR THE PERIOD FROM COMMENCEMENT OF INVESTMENT OPERATIONS ON
                  FEBRUARY 22, 1995 THROUGH DECEMBER 31, 1995)

                                                                        RATING             PERCENTAGE
INVESTMENT GRADE
                                                                         AAA                    1.03%
Highest Quality
                                                                          AA                    0.00%
High Quality
                                                                         Trsy                   8.91%
Repurchase Agreements Backed by the US Treasury
                                                                          A                     0.00%
Uppermedium grade
                                                                         BBB                    2.72%
Medium grade

LOWER QUALITY
                                                                          BB                   13.93%
Moderately speculative
                                                                          B                    54.63%
Speculative
                                                                         CCC                    8.95%
Highly speculative
                                                                          CC                    0.00%
Poor Quality
                                                                          C                     0.40%
Lowest quality
                                                                          D                     0.00%
In default

                                                                         N/R                    9.44%
NOT RATED
                                                                                           -----------
                                                                                              100.00%
                                                                                           -----------
                                                                                           -----------

PAGE A-6

SALOMON                 BROTHERS                INVESTMENT                SERIES

                              STRATEGIC BOND FUND
         (FOR THE PERIOD FROM COMMENCEMENT OF INVESTMENT OPERATIONS ON
                  FEBRUARY 22, 1995 THROUGH DECEMBER 31, 1995)

                                                                        RATING             PERCENTAGE
INVESTMENT GRADE
                                                                         AAA                   23.43%
Highest Quality
                                                                          AA                    0.17%
High Quality
                                                                         Trsy                  16.54%
Repurchase Agreements Backed by the US Treasury
                                                                          A                     1.58%
Uppermedium grade
                                                                         BBB                    3.59%
Medium grade

LOWER QUALITY
                                                                          BB                    5.45%
Moderately speculative
                                                                          B                    32.21%
Speculative
                                                                         CCC                    9.45%
Highly speculative
                                                                          CC                    0.00%
Poor Quality
                                                                          C                     0.00%
Lowest quality
                                                                          D                     0.00%
In default

                                                                         N/R                    7.59%
NOT RATED
                                                                                           -----------
                                                                                              100.00%
                                                                                           -----------
                                                                                           -----------

                               TOTAL RETURN FUND
         (FOR THE PERIOD FROM COMMENCEMENT OF INVESTMENT OPERATIONS ON
                 SEPTEMBER 11, 1995 THROUGH DECEMBER 31, 1995)

                                                                        RATING             PERCENTAGE
INVESTMENT GRADE
                                                                         AAA                   14.45%
Highest Quality
                                                                          AA                    0.12%
High Quality
                                                                         Trsy                  22.51%
Repurchase Agreements Backed by the US Treasury
                                                                          A                     5.98%
Uppermedium grade
                                                                         BBB                    2.33%
Medium grade

LOWER QUALITY
                                                                          BB                    4.62%
Moderately speculative
                                                                          B                    10.77%
Speculative
                                                                         CCC                    0.95%
Highly speculative
                                                                          CC                    0.00%
Poor Quality
                                                                          C                     0.00%
Lowest quality
                                                                          D                     0.00%
In default

                                                                         N/R                    0.70%
NOT RATED

                                                                                               37.56%
EQUITY SECURITIES
                                                                                           -----------
                                                                                              100.00%
                                                                                           -----------
                                                                                           -----------

                                                                        PAGE A-7

----------------------------------------------------------------------
                                    Appendix B:
                                    General Characteristics
                                    and Risks of Derivatives

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of

                                                                        PAGE B-1

SALOMON                 BROTHERS                INVESTMENT                SERIES

the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment

PAGE B-2

SALOMON                 BROTHERS                INVESTMENT                SERIES

manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, and for risk management purposes, or a Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

                                                                        PAGE B-3

SALOMON                 BROTHERS                INVESTMENT                SERIES

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference

PAGE B-4

SALOMON                 BROTHERS                INVESTMENT                SERIES

among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

COMBINED TRANSACTIONS

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency and equity swaps, the purchase or sale of related caps, floors and collars and other similar arrangements. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular

                                                                        PAGE B-5

SALOMON                 BROTHERS                INVESTMENT                SERIES

investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate, currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

A Fund will usually enter into swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain cash, cash equivalents or other appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

PAGE B-6

SALOMON                 BROTHERS                INVESTMENT                SERIES

INDEXED SECURITIES

A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund

                                                                        PAGE B-7

SALOMON                 BROTHERS                INVESTMENT                SERIES

does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make

PAGE B-8

SALOMON                 BROTHERS                INVESTMENT                SERIES

trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by a Fund will require, among other things, that the Fund segregate cash, cash equivalents, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash, cash equivalents or other liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash, cash equivalents or

                                                                        PAGE B-9

SALOMON                 BROTHERS                INVESTMENT                SERIES

other liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PAGE B-10

TELEPHONES
(800) SALOMON
(800) 725-6666

DISTRIBUTOR
Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
New York, New York 10017

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  ------------------------------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT

       ------------------------------------------------------------------

-------------------------------------------------------------------------------
      Salomon Brothers Investment Series

ACCOUNT APPLICATION Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                        I.D. No. or Social Security No.)

[ ]  INDIVIDUAL        [ ]  JOINT       Social Security No. or Taxpayer I.D. No.

Name |____________________________|         |__________________________________|

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name |____________________________|         |__________________________________|

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the  account registrants will  be joint tenants  with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR    [ ] UNIFORM TRANSFER TO MINORS (where allowed
by law)

Name of Adult Custodian (only one permitted)

Name |____________________________|         |__________________________________|

Minor's Date of Birth |____________________________|

Name of Minor (only one permitted)                   Minor's Social Security No.

Name |____________________________|         |__________________________________|

                (Account will not be opened without minor's Social Security No.)

under the |____________________________|   Uniform Gifts/Transfer to Minors Act.
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ]  CORPORATION     [ ]  PARTNERSHIP   Social Security No. or Taxpayer I.D. No.

[ ]  TRUST*          [ ]  OTHER               |____________________________|


   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other     |____________________________|
|______________________________________________________________________________|

Name(s) of Trustee(s) |________________________________________________________|

*If a Trust, include date of trust instrument and list trustees
 if they are to be named in the registration. Date of the Trust Agreement |____|
--------------------------------------------------------------------------------

 2. MAILING ADDRESS

 Street or P.O. Box |__________________________________________________________|
 City |____________________________|   State |_____| Zip |_____________________|
 Business Telephone |__________________|   Home Telephone |____________________|
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT.

[ ] I have enclosed a check for the minimum of $500 per Fund.

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 13.

[ ] I purchased ____ shares of ____ through my broker on ____/____/____. Confirm
    #___________________________________________________________________________

[ ] I will wire money from my bank account to Salomon Brothers Inc. Please call me at (____) ________________________________________________________ to confirm my new account number.

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

CLASS A    CLASS B    CLASS C   SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
-------------------------------------------------------------------------------------------------------
                                Cash Management Fund                            $--------
--------   --------   --------
                                New York Municipal Money Market Fund            $--------
--------   --------   --------
                                New York Municipal Bond Fund                    $--------
--------   --------   --------
                                National Intermediate Municipal Fund            $--------
--------   --------   --------
                                U.S. Government Income Fund                     $--------
--------   --------   --------
                                High Yield Bond Fund                            $--------
--------   --------   --------
                                Strategic Bond Fund                             $--------
--------   --------   --------
                                Total Return Fund                               $--------
--------   --------   --------
                                Investors Fund                                  $--------
--------   --------   --------
                                Asia Growth Fund                                $--------
--------   --------   --------
                                Capital Fund                                    $--------
--------   --------   --------
                                                       TOTAL INVESTMENT AMOUNT  $--------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT.

Are you a shareholder in another Salomon Brothers Investment Series
Fund?    [ ] Yes    [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                         Account No. or  Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT.

[ ] I agree to the Letter of Intent provisions in the Fund's current prospectus.
    During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000     [ ] $250,000     [ ] $500,000    [ ] $1,000,000

--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                            CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.   [ ] I wish to reinvest capital gains in the same
                                                     Fund.
[ ] I wish to have dividends paid in cash.           [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ___________ Fund to the
    ___________ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to receive payments of _______________ :

[ ] Monthly      [ ] Quarterly     [ ] Semiannually     [ ] Annually     Startup
Month ______________________________

Payments will be made on or near the 10th or the 25th of the month.  [ ] 10th of
the month OR                                               [ ] 25th of the month

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly, semi-annual and annual withdrawal plans a minimum of $5,000 in a single account is required.

For the New York Municipal Bond Fund, the Investors Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $250, $50 and $50 from the New York Municipal Bond Fund, Investors Fund and Capital Fund, respectively.

Please mail checks to:                              Wire transfers to:
[ ] Address of Record (named in Section 2)          [ ] Bank of Record (named in Section 10)

Name    |______________________________________________________________|
Address |______________________________________________________________|
City    |____________________________|   State |____| Zip |____________|

--------------------------------------------------------------------------------

 7. SYSTEMATIC INVESTMENT PLAN

I would like to exchange shares in my __________________ Fund account, for which no certificates have been issued, to:

$ _______________ into the _______________________________________ Fund, Account

  # $50 Minimum_________________________________________________________________

$ _______________ into the _______________________________________ Fund, Account

  # $50 Minimum_________________________________________________________________

$ _______________ into the _______________________________________ Fund, Account

  # $50 Minimum ________________________________________________________________

The exchange will occur on or about the 15th of each month, beginning in the month of

--------------------------------------------------------------------------------

 8. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
 9. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ]  I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
 10. BANK OF RECORD

Please attach a voided check in the space provided in Section 13.


Bank Name           |-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --|

Address             |-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --|

City                |-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --  State-- -- --  Zip-- -- -- -- --|

Bank ABA No.        |-- -- -- -- -- -- -- -- -- -- -- -- -- --|

Bank Account No.    |-- -- -- -- -- -- -- -- -- -- -- -- -- --|

Account Name        |-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --|

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 11. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current prospectus for the Salomon Brothers Investment Series
Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE
PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE.
If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ]  Nonresident alien [form W-8 attached]                            Country of
Citizenship _________________________

Authorized signature ______________ Title ____________________ Date ____________

Authorized signature ______________ Title ____________________ Date ____________
--------------------------------------------------------------------------------

 12. FOR DEALER USE ONLY (Please print)

We hereby authorize Salomon Brothers Inc to act as our agent in connection with transactions authorized by the Application and agree to notify Salomon Brothers Inc of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealers's Name |______________________|         |______________________________|

Main Office Address |______________________|         |_________________________|

Dealer Number|_________________|    Branch #  |________________|   Rep # |_____|

Representative's Name |________________________________________________________|

Branch Address |____________________|     Telephone No. |______________________|

Authorized Signature of Dealer _________________________________________   Title
_______________________________________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
 13. AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.
Please withdraw $__________________ from my checking account (named in Section
10) on or about the 10th of the month for investment:

[ ] Monthly            [ ] Every alternate month       [ ] Other

[ ] Quarterly          [ ] Semianually

No more than one investment will be processed per month.
$ _______________ into the
                          ______________________________________ Fund
    $25 Minimum
$ _______________ into the
                          ______________________________________ Fund
    $25 Minimum
$ _______________ into the
                          ______________________________________ Fund
    $25 Minimum
If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please tape your voided check on top of our sample below.


     JOHN DOE                                           000
     123 Main Street
     Anywhere, USA 12345
     ______________________________________________________$

     ______________________________________________________

     _________________________   __________________________

--------------------------------------------------------------------------------
SERVICE ASSISTANCE

Our knowledgeable Client Services Representatives are available to assist you between 9:00 a.m. and 5:00 p.m. Eastern Time at:

                                     1-800-446-1013
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS


Mail your completed account application and check     OR      (for overnight and express mail delivery)
made payable to Salomon Brothers Funds to:

SALOMON BROTHERS INVESTMENT SERIES                            SALOMON BROTHERS INVESTMENT SERIES
C/O FIRST DATA INVESTOR SERVICES GROUP, INC.                  C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
P.O. BOX 9109                                                 4400 COMPUTER DRIVE
BOSTON, MA 02205 - 9109                                       WESTBOROUGH MA 01581-5120


Salomon Brothers Inc                                                  SBAPP-9/95

                                           SIGNATURE CARD
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________
2 ______________________________________________________________________________
3 ______________________________________________________________________________
4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required                   Date _____________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

   THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

   By signing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

   If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side unless the requirement of more than one signature is indicated.

   Checks may not be for less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until 15 days after such shares were credited to the shareholder's account. The Bank has the right not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

   Neither the Bank nor the Fund shall incur any liability to me (us) for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

   I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon notification in writing mailed to my (our) address of record.

                                       VOID

                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666


                      STATEMENT OF ADDITIONAL INFORMATION


     Salomon Brothers Investment Series consists of Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers New York
Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers New York Municipal Bond Fund (the 'New York Municipal Bond Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Total Return Fund (the 'Total Return Fund'), Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Investors Fund Inc (the 'Investors Fund') and Salomon Brothers Capital Fund Inc (the 'Capital Fund') (each a 'Fund' and collectively, the 'Funds'). Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund are newly or recently organized portfolios of the Series Funds. The Investors Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The investment objective of each Fund is described in the Prospectus dated November 1, 1996, as the same may be amended or supplemented from time to time (the 'Prospectus').


     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus. This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.


November 1, 1996

                               TABLE OF CONTENTS



Additional Information on Portfolio Instruments and Investment Policies.........................     3
Special Factors Affecting the Fund's Investment in New York Municipal Obligations...............    17
Investment Limitations..........................................................................    36
Management......................................................................................    42
Portfolio Transactions..........................................................................    61
Net Asset Value.................................................................................    62
Additional Purchase Information.................................................................    63
Additional Redemption Information...............................................................    64
Additional Information Concerning Taxes.........................................................    64
Performance Data................................................................................    69
Shareholder Services............................................................................    74
Capital Stock...................................................................................    76
Custodian and Transfer Agent....................................................................    76
Validity of shares..............................................................................    77
Independent Accountants.........................................................................    77
Counsel.........................................................................................    77
Other Information...............................................................................    77

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                            AND INVESTMENT POLICIES

     The Prospectus indicates the extent to which each Fund may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Prospectus under 'Investment Objectives and Policies,' 'Additional Investment Activities and Risk Factors' and 'Appendix B -- General Characteristics and Risks of Derivatives.' References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM'), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP').

     Foreign Securities. As discussed in the Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in the Prospectus under 'Additional Investment Activities and Risk Factors -- Foreign Securities' and ' -- High Yield Securities -- High Yield Foreign Sovereign Debt Securities.' See also ' -- Brady Bonds' below.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

     Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities', as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

U.S. GOVERNMENT OBLIGATIONS

     In addition to the U.S. Treasury obligations described in the Prospectus, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Mae')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Mac')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

     As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

     As stated in the Prospectus, certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Fund. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

LOANS OF PORTFOLIO SECURITIES


     Certain Funds may lend portfolio securities to brokers or dealers or other financial institutions. The Capital Fund may lend portfolio securities to selected member firms of the New York Stock Exchange ('NYSE'). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund, the Investors Fund and the Capital Fund did not lend any of its portfolio securities during 1995 and with the exception of the Capital Fund and the Investors Fund, each of these Funds, along with the Asia Growth Fund, has no present intention to do so. None of the Cash Management Fund, the New York Municipal Money Market Fund, the New York Municipal Bond Fund nor the National Intermediate Municipal Fund may lend portfolio securities.


     The foregoing policy regarding the lending of portfolio securities is a fundamental policy of the Capital Fund which may be changed only when approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

RULE 144A SECURITIES

     As indicated in the Prospectus, certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'Commission') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

MORTGAGE-BACKED SECURITIES

     The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

     Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

     Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Total Return Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

     The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v)  mortgage loans  on multifamily  residential properties  under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate

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

and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:
(i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and
(vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by Standard & Poor's Corporation ('S&P') or 'Ba' or 'B' by Moody's Investors Service, Inc.
('Moody's') or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

INVERSE FLOATING RATE OBLIGATIONS

     Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs ') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse

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

floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

DERIVATIVES

     The description in the Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund.

     Forward Currency Exchange Contracts. As indicated in the Prospectus, in order to hedge against currency exchange rate risks or to increase income or gain, certain Funds may enter into forward currency exchange contracts with securities dealers, financial institutions or other parties, through direct bilateral agreements with such counterparties. A Fund will enter into forward currency exchange contracts only with counterparties which the investment manager deems creditworthy. In connection with a Fund's forward currency transactions, the Fund will set aside in a segregated account with its custodian, cash, cash equivalents or high quality debt securities in an amount equal to the amount of the contract, to be used to pay for the commitment. The segregated account will be marked-to-market on a daily basis. In addition to the circumstances set forth in the Prospectus, a Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

     Futures Contracts. As indicated in the Prospectus, certain Funds may trade futures contracts (1) on domestic and foreign exchanges on currencies, interest rates and bond indices and (2) on domestic and, to the extent permitted by the Commodity Futures Trading Commission ('CFTC'), foreign exchanges on stock indices. None of the Funds is a commodity pool, and a Fund will use futures contracts and options thereon solely (i) for bona fide hedging purposes and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund may not enter into any futures contract or related option other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of aggregate initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures contracts would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of (a) cash, cash equivalents or high quality debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. Furthermore, with respect to the sale of futures contracts by a Fund, the value of such contracts may not exceed the total market value of such Fund's portfolio securities.

     Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

     Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Certain Funds may enter into short municipal bond index futures contracts in anticipation of or during a market decline to attempt to offset the potential decrease in market value of securities in its portfolio. When a Fund is not fully invested in securities and anticipates a significant market advance, it may enter into long municipal bond index futures contracts in order to gain rapid market exposure that may wholly or partially offset increases in the costs of securities that it intends to purchase. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.


     Options. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will own (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain

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

payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

     In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

     In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

     A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

     A Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ('OCC') to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     Over-the-counter options are purchased from or sold to securities dealers, financial institutions or other parties, through direct bilateral agreement with such counterparties. A Fund will purchase and sell over-the-counter options only from and to counterparties which the investment manager deems to be creditworthy.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the NYSE Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee

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

that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

     Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.


     A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager determined that, as a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were

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

not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

OTHER INVESTMENT COMPANIES

     As indicated under 'Investment Limitations' below, a Fund may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.

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

                SPECIAL FACTORS AFFECTING THE FUND'S INVESTMENT
                       IN NEW YORK MUNICIPAL OBLIGATIONS

     Some of the significant financial considerations relating to the investments of the New York Municipal Bond Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

NEW YORK STATE

     New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ('TRANs'), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ('BANs'). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.



     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.


     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ('LGAC') to restructure the way the States makes certain local aid payments. The State also participates in the issuance of certificates of participation ('COPs') in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interest in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.



     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.



     The State also employs moral obligations financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.



     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.



     Borrowings by  other  public  authorities pursuant  to  lease-purchase  and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ('CUNY'), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ('HFA') for housing programs; and (v) borrowings by the Environmental Facilities Corporation ('EFC') or other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.



     In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. If the Clean Water, Clean Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.


     In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ('MAC'), created to provide financing assistance to New York City (the 'City'), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its

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

enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

     State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased 111% in the nation. The State Division of the Budget ('DOB') believes, however, that it is more informative to describe the state and local tax burden in terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1992, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by 1.3 percent while such taxes increased 4 percent in the nation. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within the State. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The national economy began expanding in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. DOB forecasted that national economic growth would weaken, but not turn negative, during the course of 1995 before beginning to rebound. This dynamic is often described as a 'soft landing.'

     The national economy achieved the desired 'soft landing' in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the buildup of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996. Real GDP grew only 0.9 percent in the fourth quarter of 1995, and there were declines in the leading economic indicators in four of the past five months. It is anticipated that slow economic growth will continue through the first half of 1996 and inflationary pressures will be modest in 1996. Economic growth will gradually accelerate in the second half of 1996 as the lower level of interest rates over the last year is expected to stimulate economic activity. Economic growth, as measured by the nation's nominal GDP, is projected to expand by 4.3 percent in 1996 versus 4.6 in 1995. In 1992 dollars, real GDP is expected to grow 1.8 percent as compared with the 2.1 percent growth in 1995. By either measure, economic growth is projected to be noticeably slower for 1996 than 1995.

     To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition,

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

the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax.
Furthermore, the State has created 40 'economic development zones' in economically distressed regions of the States. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones. There can be no assurance that these programs will be successful.

     From 1994 to 1995 the annual growth rates of most economic indicators for the State improved. The pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, State and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.

     The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.

     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year (the '1995-96 State Financial Plan') was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

     The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995-96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over

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

$400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

     The following discussion summarizes updates to the 1995-96 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts are projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year.

     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

     Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the 'MTA') funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.


     Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1996-97 fiscal year, activity in these funds is expected to comprise 6 percent of total governmental receipts and disbursements.



     Total receipts in this fund type are projected at $3.58 billion. Disbursements from this fund type are projected to be $3.85 billion, a decrease of $120 million (3.1 percent) over prior-year levels, due in part to a reclassification of economic development projects to the category of grants to local governments in the General Fund. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $920 million (24 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (28 percent), public authority bond

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


proceeds (34 percent), general obligation bond proceeds (12 percent), and pay-as-you-go revenues (26 percent).



     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1996-97 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.



     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1996-97 fiscal year, total disbursements in this fund type are projected at $2.58 billion, an increase of $164 million or 16.8 percent. The projected transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments.



     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below, followed by a tabular presentation of the actual General Fund results for the prior three fiscal years.



     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last four fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.



     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.



     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.



     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.

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


Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.



     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.



     General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.



     The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions result in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. (For more information on the personal income tax refund reserve account, see Table 5.) The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.



     General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.



     Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.



     In the Special Revenue Funds, disbursements increased from $22.72 billion to $26.26 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.



     Disbursements in the Capital Projects Funds grew from $3.10 billion to $3.97 billion over the last three years, as spending for transportation and mental hygiene programs increased, partially offset by declines for corrections and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily

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


transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.



     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.



     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.



     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.



     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.



     The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

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


     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


     On January 13, 1992, Standard & Poor's ('S&P') lowered its rating on the State's general obligation bonds from A to A - and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on October 3, 1995, confirmed its A - rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

     On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. In 1992, S&P lowered the State's general obligation bond rating to A - , where it currently remains and was affirmed on July 13, 1995. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA - to A. Previous S&P ratings were AA - from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.


     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1995 there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $73.45 billion.


     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

     In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit

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

markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the 'TBTA'), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1996-97 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.09 billion.



     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.



     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues

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


may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.



     Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.



     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.



     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.


     From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.


     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which after the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing;
(vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's

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inability  to  complete  construction of  a  cogeneration facility  in  a timely fashion and the damages suffered thereby; (ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of
home   care  services  for  Medicaid  recipients;   (x)  a  challenge  to  State
implementation  of  a  program  which  reduces  Medicaid  benefits  to   certain
home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; and (xii) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law.



     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1996, the State reports its estimated liability for awards and anticipated unfavorable judgments at $474 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan.


NEW YORK CITY


     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.



     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ('MAC') to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act') which, among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ('OSDC') to assist the Control Board in exercising its powers and responsibilities; and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan, which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1997 through 1999 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board.


     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically

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sensitive  taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



     Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.



     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.



     The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions for the 1997 fiscal year include (i) additional agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $385 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports totaling $269 million, which are currently the subject of a dispute with the Port Authority; (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%, $40 million of which the City currently does not expect to be achieved.



     The Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.



     The projections for the 1997 through 2000 fiscal years assume (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively, (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and

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


BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress.



     The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.



     In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement cost of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.



     The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.



     Although the City has maintained balanced budgets in each of its last fifteen fiscal years, and is projected to achieve balanced operating results for the 1996 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



ASSUMPTIONS



     The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be

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


incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.



     The projections and assumptions contained in the 1997-2000 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. The principal projections and assumptions described below are based on information available in May 1996.



     Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.



     Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.



     The 1997-2000 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds, will decrease from an estimated level of 206,716 on June 30, 1996 to an estimated level of 203,793 by June 30, 2000, before implementation of the gap closing program outlined in the Financial Plan.



     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately two-thirds of the City's workforce. The Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. For additional information see 'SECTION I: RECENT FINANCIAL DEVELOPMENTS -- Collective Bargaining Agreements'.



     The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement. Legislation passed in February 1996 will place collective bargaining matters relating to police and firefighters, including impasse proceedings, under the jurisdiction of the State Public Employment Relations Board ('PERB'), instead of the New York City Office of Collective Bargaining ('OCB'). OCB considers wage levels of municipal employees in similar cities in the United States in reaching its determinations, while PERB's determinations take into account wage levels in both private and public employment in comparable communities, particularly within the State. In addition, PERB can approve only two-year contracts, unlike OCB which can approve longer contracts. For these reasons, among others, PERB jurisdiction could result in labor settlements which impose higher costs on the City than those reached under existing procedures. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the PBA and the UFA. In addition, on February 29, 1996, the City commenced an action in the State Supreme Court seeking a declaratory judgment confirming that OCB, rather than PERB, has jurisdiction over collective bargaining matters relating to police. On April 10, 1996, the Court issued a decision which found the legislation in violation of the home rule provisions of the State Constitution, and held that OCB and not PERB had jurisdiction over collective bargaining matters relating to police. The PBA has appealed this decision.



     The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ('UFT') and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees


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


('District Council 37'), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.



     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ('PBA') and the Uniformed Firefighters Association ('UFA').


     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.


     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.



     On July 16, 1996, the City Comptroller issued a report on the Financial Plan, which concluded that the City's fiscal situation remains serious. With respect to the 1997 fiscal year, the report identified between $787 million and $941 million in potential risks, including (i) $319 million in airport related payments from the Port Authority that are the subject of arbitration; (ii) $202 million to $266 million in risks related to BOE resulting primarily from unidentified expenditure reductions and projected State aid which has not been appropriated by the State Legislature; (iii) possible tax revenue shortfalls totaling $69 million, reflecting the potential impact that rising interest rates may have on the economy; and (iv) $144 million relating to projected overtime savings. In addition, the report noted that HHC has not provided any details with respect to assumed expenditure reductions and revenue enhancements to close a projected deficit for the 1997 fiscal year, and that HHC faces additional uncertainties, including the impact of reform of the State's health care reimbursement methodology, lower Medicaid and Medicare revenues due to proposed reductions by the Federal Government and the impact of proposals to privatize certain hospital facilities. The report also noted that the City's capital budget includes risks in the 1997 fiscal year of $777 million, including $607 million in capital from the proposed sale of


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


the City's water and sewer system, which the City Comptroller has opposed and which was ruled unconstitutional in a unanimous decision of the Appellate Division of the State Supreme Court.



     With respect to fiscal years 1998 through 2000, the report identified total risks of between $2.47 billion and $2.58 billion for the 1998 fiscal year, $3.38 billion and $3.53 billion for the 1999 fiscal year and $4.16 billion and $4.31 billion for fiscal year 2000, which include the gaps identified in the Financial Plan and the same categories of risks for fiscal years 1998 through 2000 that the report identified for the 1997 fiscal year. With respect to the City's capital budget for the 1998 through 2000 fiscal years, the report identified risks of $1.5 billion, $1.7 billion and $1.4 billion, respectively, including the risk that the proposed Infrastructure Finance Agency may not be approved by the State Legislature. The report also noted that the City's reliance on $1.5 billion of nonrecurring actions for the 1997 fiscal year to close current year budget gaps and, therefore, defer them into future fiscal years, has resulted in a rapid increase in the size of estimated budget gaps for the later years of the Financial Plan. The largest of these recent budget actions include City labor contracts, which defer major costs until the end of the contract period, bond refundings, and the sale of Mitchell-Lama mortgages.



     On July 18, 1996, the staff of the OSDC issued a report on the Financial Plan. The report concluded that, while the City will end the 1996 fiscal year with a balanced budget, the City has made no progress towards structural budget balance, despite its headcount and entitlement reduction programs and higher revenue collections. The report noted that the City relied on $1.4 billion in non-recurring resources to achieve budget balance in the 1996 fiscal year and, as a result, future projected gaps have increased to the largest the City has ever faced. The report projected budget gaps of $74 million, $1.8 billion, $2.7 billion and $3.5 billion, and identified additional risks of $774 million, $1.3 billion, $1.0 billion and $1.1 billion, for the 1997 through 2000 fiscal years, respectively. The principal risks identified in the report relate to (i) uncertain State education aid and mandate relief, and unspecified expenditure reductions, relating to BOE, totaling $327 million in the 1997 fiscal year and $402 million in each of the 1998, 1999 and 2000 fiscal years; (ii) the receipt of Port Authority lease payments totaling $314 million and $226 million in the 1997 and 1998 fiscal years, respectively; (iii) State approval of a four-year extension to the City's personal income tax surcharge which would generate revenues of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively; and (iv) the receipt of $200 million in the 1998 fiscal year in connection with a proposed sale of the New York Coliseum. The report noted that the large future budget gaps result primarily from tax cuts and the cost of labor agreements, and that revenues are projected to increase 1.2% per year during the period covered by the Financial Plan, while expenditures are projected to increase 6% per year. The report further noted that the City's economy is heavily dependent on profits in the securities sector, which are volatile, and that there is a strong likelihood of a downturn in the national and local economies during the period of the Financial Plan, which creates a risk to City tax collections beyond those quantified in the report. In addition, the report noted that HHC could face a budget gap of approximately $370 million for the 1997 fiscal year, resulting from lower hospital utilization and other factors, and, with respect to the capital plan, the report noted that the City anticipates funding over the next four years of approximately $5.7 billion which is uncertain, including financing from the proposed sale of the water and sewer system, savings from amendments to the Wicks Law and the proceeds from the sale of bonds issued by the proposed Infrastructure Finance Authority.



     On July 18, 1996, the staff of the Control Board issued a report on the Financial Plan. The report identified risks totaling $594 million, $1.1 billion, $851 million and $813 million, for the 1997 fiscal year, the 1998 fiscal year, the 1999 fiscal year and fiscal year 2000, respectively. The principal risks identified in the report included (i) revenues from the proposed extension of the 12.5% personal income tax surcharge totaling $171 million, $394 million, $419 million and $445 million in the 1997 through 2000 fiscal years, respectively, which requires State legislation; (ii) implementation by BOE of various actions, totaling $56 million in the 1997 fiscal year and $334 million in each of the 1998 through 2000 fiscal years, which include unspecified reductions and uncertain State funding; (iii) the receipt of $314 million and $226 million from the Port Authority in the 1997 and 1998 fiscal years,

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


respectively, which is the subject of arbitration; and (iv) the potential for greater than forecast overtime spending totaling between $71 and $77 million in each of the 1997 through 2000 fiscal years. Taking into account the risks identified in the report and the unprecedented gaps projected in the Financial Plan, the Control Board identified projected gaps of $2.8 billion, $3.5 billion and $4.2 billion for the 1998 fiscal year, the 1999 fiscal year and fiscal year 2000, respectively. The report concluded that the City has not addressed its underlying problems, which include inadequate and unstable revenue growth, high debt service expenditures and increasing costs of health care and employee fringe benefits. The report noted that by fiscal year 2000, City-funded revenues will have grown by only 6.1% since the 1996 fiscal year, which is substantially below the expected rate of inflation, while expenditures are expected to grow at about the expected rate of inflation. The report noted that this problem is increased by the volatility and cyclicality of the City's tax revenues, which do not grow uniformly from one year to the next and which are sensitive to fluctuations of the securities industry. The report further noted that the City is approaching the limit on outstanding general obligation debt permitted under the State Constitution and, as a result, has proposed the creation of the Infrastructure Finance Authority. In addition, the report stated that the City's structural imbalance has led to insufficient funding for maintaining the existing capital plant through the expense budget, and questioned whether the current capital plan is affordable over the long term.



     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a 'flat' tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.



     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City's current monthly cash flow forecast for the 1997 fiscal year shows a need of $2.4 billion of seasonal financing for the 1997 fiscal year, a portion of which will be met with the proceeds of the issuance of $800 million of short-term obligations. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion and $2.25 billion in the 1993 and 1992 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes exceeding those expected early in such fiscal years.



     The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion. This estimate was made by categorizing the various claims and

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

applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

     On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A - to BBB+ and removed City bonds from CreditWatch. S&P stated that 'structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector.' Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

     Fitch Investors Service, Inc. ('Fitch') rates City general obligation bonds A - . Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A - . On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

     In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A - . On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A - . On July 12, 1995, Fitch stated that the City's credit trend remains 'declining.'

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

                             INVESTMENT LIMITATIONS

     Unless otherwise indicated, the investment restrictions described below as well as those described under 'Investment Limitations' in the Prospectus are fundamental policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Except for (i) the investment restrictions set forth below which are indicated as fundamental policies, (ii) the investment restrictions set forth in the Prospectus and (iii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and the Prospectus are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval. See 'Capital Stock.'

     If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Cash Management Fund. The Cash Management Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described under 'Investment Limitations' in the Prospectus);

          (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

          (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (5) sell securities short;

          (6) purchase or sell commodities or commodity contracts, including futures contracts;

          (7) invest for the purposes of exercising control over management of any company;

          (8) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (12) purchase warrants.

     With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

     New York Municipal Money Market Fund. The New York Municipal Money Market Fund may not:

          (1) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

          (2) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (3) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (4) sell securities short;

          (5) purchase or sell commodities or commodity contracts, including futures contracts;

          (6) invest for the purpose of exercising control over management of any company;

          (7) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (8) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (9) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (10) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (11) purchase warrants.

     New York Municipal Bond Fund. The New York Municipal Bond Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations;

          (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof), provided, however, that up to 25% of the assets of the Fund may be invested without regard to this limitation;

          (3) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except for purchasing or selling futures contracts or from investing in securities or other instruments backed by physical commodities);

          (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objective and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (5) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (6) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (7) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan or reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees);

          (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

          (9) sell securities short (except for short positions in a futures contract or forward contract);

          (10) invest for the purposes of exercising control over management of any company;

          (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

          (12) purchase warrants;

          (13) invest more than 15% of its net assets in securities which are illiquid; or

          (14) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by the second investment restriction in the Prospectus.

     Investment restrictions (1) through (6) described above and in the Prospectus are fundamental policies of the New York Municipal Bond Fund. Restrictions (7) through (14) are non-fundamental policies of the Fund.

     National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may not:

          (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

          (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

          (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
     (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

          (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

          (7) sell securities short (except for short positions in a futures contract or forward contract);

          (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

          (10) except with respect to the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

          (11) except with respect to the Asia Growth Fund purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

          (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

          (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

          (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

          (15) invest for the purpose of exercising control over the management of any company.

     Investment restrictions (1) through (5) described above are fundamental policies of each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund. Restrictions (6) through (15) are non-fundamental policies of such Fund.

     For the purposes of the investment limitations applicable to the New York Municipal Bond Fund and the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and treated as an issue of such government or entity in accordance with applicable regulations.

     Investors Fund. The Investors Fund may not:

          (1) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

          (2) act as underwriter of securities of other issuers;

          (3) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

          (4) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

          (5) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (6) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

          (7) invest in warrants (other than warrants acquired by the Investors Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Fund's net assets or if, as a result, more than 2% of the Investors Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

          (8) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

          (9) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.

     Investment restrictions (1) through (6) described above are fundamental policies of the Investors Fund. Restrictions (7) through (9) are non-fundamental policies of the Investors Fund.

     Capital Fund. The Capital Fund may not:

          (1) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

          (2) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

          (3) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

          (4) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

          (5) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

          (6) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

          (7) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time; or

          (8) invest in interest in oil, gas or other mineral exploration or development programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Series Funds, the Investors Fund and the Capital Fund for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser.

     SERIES FUNDS (OF WHICH THE CASH MANAGEMENT FUND, THE NEW YORK MUNICIPAL MONEY MARKET FUND, THE NEW YORK MUNICIPAL BOND FUND, THE NATIONAL INTERMEDIATE MUNICIPAL FUND, THE U.S. GOVERNMENT INCOME FUND, THE HIGH YIELD BOND FUND, THE STRATEGIC BOND FUND, THE TOTAL RETURN FUND AND THE ASIA GROWTH FUND ARE SEPARATE PORTFOLIOS.)


                                                                    PRINCIPAL OCCUPATIONS DURING PAST 5
       NAME, ADDRESS AND AGE          POSITION WITH THE COMPANY        YEARS AND OTHER AFFILIATIONS
------------------------------------  --------------------------  ---------------------------------------
Charles F. Barber(2) ...............  Director                    Consultant. Formerly,  Chairman of  the
66 Glenwood Drive                                                   Board of ASARCO Incorporated.
Greenwich, CT 06830
Age: 79
Carol L. Colman(2) .................  Director                    President  of Colman Consulting Co. and
Consulting Co., Inc.                                                Colman   Inc.   Formerly,    Managing
P.O. 212                                                            Partner of Inferential Focus Inc.
North Salem, NY 10560
Age: 50
Daniel P. Cronin(2) ................  Director                    Vice  President and  General Counsel of
Pfizer, Inc                                                         Pfizer International  Inc and  Senior
235 East 42nd Street                                                Assisting  General Counsel of Pfizer,
New York, NY 10017                                                  Inc.
Age: 50
Michael S. Hyland(1) ...............  Director and President      President of SBAM and Managing Director
Age: 51                                                             of Salomon Brothers Inc ('SBI').
Giampaolo G. Guarnieri .............  Executive Vice President    Vice  President  and  Senior  Portfolio
Salomon Brothers Asset Management                                   Manager  of SBAM AP since April 1995.
  Asia Pacific Limited                                              From April 1995 to January 1996, Vice
Three Exchange Square,                                              President and  Senior Vice  President
Hong Kong                                                           of   Salomon   Brothers   Hong   Kong
Age: 33                                                             Limited. From January  1992 to  March
                                                                    1995,   Senior  Portfolio  Investment
                                                                    Manager  of  Credit  Agricole   Asset
                                                                    Management  (South East Asia) Limited
                                                                    and from June  1990 to January  1994,
                                                                    head  of direct investment activities
                                                                    of UI Asia Limited.
Steven Guterman ....................  Executive Vice President    Managing Director of SBAM and SBI since
Age: 43                                                             January 1996. Prior to January  1996,
                                                                    Director of SBAM and SBI.
Peter J. Wilby .....................  Executive Vice President    Managing Director of SBAM and SBI since
Age: 37                                                             January  1996. Prior to January 1996,
                                                                    Director of SBAM and SBI.

                                                                    PRINCIPAL OCCUPATIONS DURING PAST 5
       NAME, ADDRESS AND AGE          POSITION WITH THE COMPANY        YEARS AND OTHER AFFILIATIONS
------------------------------------  --------------------------  ---------------------------------------
Marybeth Whyte .....................  Executive Vice President    Director of SBAM and SBI since  January
Age: 39                                                             1995.  Prior  to  January  1995, Vice
                                                                    President of SBAM  and SBI. Prior  to
                                                                    July  1994, Senior Vice President and
                                                                    head of  the Municipal  Bond area  at
                                                                    Fiduciary Trust Company
                                                                    International.
Richard E. Dahlberg ................  Executive Vice President    Managing Director of SBAM and SBI since
Age: 57                                                             January   1996.  From  July  1995  to
                                                                    January 1996,  Director of  SBAM  and
                                                                    SBI.  Prior to  July 1995, Investment
                                                                    Manager  of  Massachusetts  Financial
                                                                    Services Company.
Lawrence H. Kaplan .................  Executive Vice President    Vice  President  and  Chief  Counsel of
Age: 39                               and General Counsel           SBAM and Vice President SBI since May
                                                                    1995. Prior to May 1995, Senior  Vice
                                                                    President, Director, Assistant
                                                                    Secretary and General Counsel, Kidder
                                                                    Peabody  Asset  Management,  Inc. and
                                                                    Senior  Vice  President  of   Kidder,
                                                                    Peabody & Co. Incorporated.
Nancy Noyes ........................  Vice President              Director  of SBAM and SBI since January
Age: 38                                                             1996. Prior  to  January  1996,  Vice
                                                                    President of SBAM.
Eliza Lau ..........................  Vice President              Vice  President of  SBAM AP  since July
Age: 33                                                             1996. From July 1996 to October 1996,
                                                                    research   analyst    with    Salomon
                                                                    Brothers Inc.
Alan M. Mandel .....................  Treasurer                   Vice  President of  SBAM and  SBI since
Age: 38                                                             January 1995. Prior to January  1995,
                                                                    Chief   Financial  Officer  and  Vice
                                                                    President   of    Hyperion    Capital
                                                                    Management Inc.
Tana E. Tselepis ...................  Secretary                   Vice  President of  SBAM and  SBI since
Age: 60                                                             1991 and Senior Administrator of SBAM
                                                                    since October 1989.
Reji Paul ..........................  Assistant Treasurer         Investment Accounting  Manager of  SBAM
Age: 34                                                             since   February   1995.   Prior   to
                                                                    February   1995,    Assistant    Vice
                                                                    President  of Mitchell Hutchins Asset
                                                                    Management, Inc. ('MHAM').
Janet Tolchin ......................  Assistant Treasurer         Investment Accounting Manager of SBAM.
Age: 37
Jennifer G. Muzzey .................  Assistant Secretary         Employee of SBAM since June 1994. Prior
Age: 36                                                             to  June  1994,  Vice  President   of
                                                                    SunAmerica Asset Management
                                                                    Corporation.


------------

     (1) Interested person as defined in the 1940 Act.

     (2) Audit Committee Member.

COMPENSATION TABLE

     The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Series Funds. The Series Funds does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Series Funds to officers of the Fund or to Mr. Hyland, who as an employee of SBAM may be defined as an 'interested person' under the 1940 Act.

                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber
  Director...................................     $ 4,326           $110,149(12)           $ 114,475(13)
Carol Colman
  Director...................................     $ 4,416           $ 28,250(3)            $  32,666(4)
Daniel P. Cronin
  Director...................................     $ 3,544           $ 26,399(3)            $  29,943(4)

------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                        INVESTORS FUND AND CAPITAL FUND

                                                                    PRINCIPAL OCCUPATIONS DURING PAST 5
       NAME, ADDRESS AND AGE          POSITION WITH THE COMPANY        YEARS AND OTHER AFFILIATIONS
------------------------------------  --------------------------  ---------------------------------------
Charles F. Barber(2) ...............  Director                    Consultant.  Formerly, Chairman  of the
66 Glenwood Drive                                                   Board of ASARCO Incorporated.
Greenwich, CT 06830
Age: 79
Andrew L. Breech(5) ................  Director                    President of  Dealer Operating  Control
2120 Wilshire Boulevard                                             Service, Inc.
Suite 400
Santa Monica, CA 90403
Age: 43
Thomas W. Brock(1) .................  Director                    Chairman  and  Chief  Executive Officer
Age: 49                                                             SBAM and Managing Director of SBI.
Carol L. Colman (2) ................  Director                    President of Colman Consulting Co.  and
Consulting Co., Inc.                                                Colman    Inc.   Formerly,   Managing
P.O. 212                                                            Partner of Inferential Focus Inc.
North Salem, NY 10560
Age: 50
William R. Dill(3)(4) ..............  Director                    Consultant.   Formerly,   Director   of
25 Birch Lane                                                       Office   of  Global   Enterprise  and
Cumberland Foreside                                                 Adjunct professor  of the  University
Maine 04110                                                         of  Southern Maine prior to which, he
Age: 65                                                             was President of Babson College.
Michael S. Hyland(1) ...............  Director and President      President of SBAM and Managing Director
Age: 51                                                             of SBI.

Clifford M. Kirtland, Jr. (3)(5) .    Director                    Director   of    CSX   Corp.,    Oxford
9 North Parkway Square                                              Industries, Shaw Industries, Inc. and
4200 Northside Pkwy, N.W.                                           Graphic   Industries,  Inc.  Formerly
Atlanta, GA 30327                                                   Chairman of the  Board and  President
Age: 72                                                             of Cox Communications Inc.
Robert W. Lawless (5) ..............  Director                    President  and Chief  Executive Officer
Box 4349                                                            of Texas  Tech University  and  Texas
Lubbock, TX 79409                                                   Tech   University   Health   Sciences
Age: 59                                                             Center.  Formerly,   Executive   Vice
                                                                    President and Chief Operating Officer
                                                                    of   Southwest  Airlines   Corp.  and
                                                                    Director of Central & Southwest Corp.

                                                                    PRINCIPAL OCCUPATIONS DURING PAST 5
       NAME, ADDRESS AND AGE          POSITION WITH THE COMPANY        YEARS AND OTHER AFFILIATIONS
------------------------------------  --------------------------  ---------------------------------------
Louis P. Mattis(4) .................  Director                    Chairman  and  President  of   Sterling
0024 Harlston Green, No. 31                                         Winthrop   Inc.,   a   pharmaceutical
SnowMass Village, CO 81615                                          company.  Formerly,  Executive   Vice
Age: 54                                                             President of Richardson-Vicks, Inc.
Thomas F. Schlafly (2)(3)(4) .......  Director                    Of  counsel  to Peper,  Martin, Jensen,
720 Olive Street                                                    Maichel  &  Hetlage  (law  firm)  and
St. Louis, Missouri 63101                                           President of The Saint Louis Brewery,
Age: 47                                                             Inc.
Richard E. Dahlberg ................  Executive Vice President    Managing Director of SBAM and SBI since
Age: 57                                                             January   1996.  From  July  1995  to
                                                                    January 1996,  Director of  SBAM  and
                                                                    SBI.  Prior to  July 1995, Investment
                                                                    Manager  of  Massachusetts  Financial
                                                                    Services Company.
Allan R. White, III ................  Executive Vice President    Managing Director of SBAM and SBI since
Age: 37                                                             January  1996. Prior to January 1996,
                                                                    Director of SBAM and SBI.
Ross S. Margolies ..................  Executive Vice President    Director of  SBAM  and SBI  since  June
Age: 38                                                             1992. Prior to June 1992, Senior Vice
(Capital Fund Only)                                                 President of Lehman Brothers Inc.
Lawrence H. Kaplan .................  Executive Vice President    Vice  President  and  Chief  Counsel of
Age: 39                               and General Counsel           SBAM and Vice President of SBI  since
                                                                    May  1995. Prior to  May 1995, Senior
                                                                    Vice President,  Director,  Assistant
                                                                    Secretary   and  General  Counsel  of
                                                                    Kidder Peabody Asset Management, Inc.
                                                                    and Senior Vice President of  Kidder,
                                                                    Peabody & Co. Incorporated.
Pamela Milunovich ..................  Vice President              Vice  President of  SBAM and  SBI since
Age: 34                                                             June 1992.  Prior  to June  1992,  an
(Investors Fund Only)                                               associate with James Capel.
Alan M. Mandel .....................  Treasurer                   Vice  President of  SBAM and  SBI since
Age: 39                                                             January 1995. Prior to January  1995,
                                                                    Chief   Financial  Officer  and  Vice
                                                                    President   of    Hyperion    Capital
                                                                    Management Inc.
Tana E. Tselepis ...................  Secretary                   Vice President of SBAM and
Age: 60                                                             SBI since 1991 and Senior
                                                                    Administrator  of SBAM  since October
                                                                    1989.
Reji Paul ..........................  Assistant Treasurer         Investment Accounting  Manager of  SBAM
Age: 33                                                             since   February   1995.   Prior   to
                                                                    February  1995,  formerly   Assistant
                                                                    Vice President of MHAM.
Janet Tolchin ......................  Assistant Treasurer         Investment Accounting Manager of SBAM.
Age: 37
Jennifer G. Muzzey .................  Assistant Secretary         Employee of SBAM since June 1994. Prior
Age: 36                                                             to   June  1994,  Vice  President  of
                                                                    SunAmerica Asset Management
                                                                    Corporation.

------------

(1) Interested person as defined in the 1940 Act.

(2) Audit Committee Member of the Investors Fund and the Capital Fund.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(3) Nominating Committee Member of the Investors Fund.

(4) Nominating Committee Member of the Capital Fund.

(5) Proxy Committee Member of the Capital Fund.

                               COMPENSATION TABLE

     The following tables provide information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Investors Fund and the Capital Fund. Neither the Investors Fund nor the Capital Fund provides any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Investors Fund or the Capital Fund to officers of the Fund or to Messrs. Hyland or Brock, who as employees of SBAM may be defined as 'interested persons' under the 1940 Act.

                                 INVESTORS FUND

                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber,
  Director...................................     $ 9,000           $105,475(12)           $ 114,475(13)
Andrew L. Breech,
  Director...................................       8,250             17,750(2)               26,000(3)
Carol L. Colman,
  Director...................................       9,000             23,666(3)               32,666(4)
William R. Dill,
  Director...................................       8,250             17,000(2)               25,250(3)
Clifford M. Kirtland, Jr.,
  Director...................................       7,500             15,500(2)               23,000(3)
Robert W. Lawless,
  Director...................................       9,000             18,500(2)               27,500(3)
Louis P. Mattis,
  Director...................................       6,000             14,750(2)               20,750(3)
Thomas F. Schlafly
  Director...................................       8,250             19,250(2)               27,500(3)

------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                                  CAPITAL FUND

                                                               TOTAL COMPENSATION
                                                               PAID TO DIRECTORS
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber
  Director...................................     $ 7,250           $107,225(12)           $ 114,475(13)
Andrew L. Breech
  Director...................................       6,500             19,500(2)               26,000(3)
Carol L. Colman
  Director...................................       7,250             25,416(3)               32,666(4)
William R. Dill
  Director...................................       6,500             18,750(2)               25,250(3)
Clifford M. Kirtland, Jr.
  Director...................................       5,750             17,250(2)               23,000(3)
Robert W. Lawless
  Director...................................       7,250             20,250(2)               27,500(3)
Louis P. Mattis
  Director...................................       5,000             15,750(2)               20,750(3)
Thomas F. Schlafly
  Director...................................       7,250             20,250(2)               27,500(3)

------------

 (A) The number in parentheses indicates the applicable number of investment company directorships held by that director.

     Directors of the Series Funds, the Investors Fund and the Capital Fund not affiliated with SBAM receive from their respective Funds a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition, Directors of the Series Funds and the Investors Fund not affiliated with SBAM receive an annual fee from their respective Funds. Directors who are affiliated with SBAM do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

     Certain of the officers and directors of the Investors Fund, Capital Fund and Series Funds are also officers and directors of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser.

     As of December 31, 1995 directors and officers of the Series Funds, the Investors Fund and the Capital Fund each as a group beneficially owned less than 1% of the outstanding shares of their respective Funds.

                        PRINCIPAL HOLDERS OF SECURITIES


     The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of October 2, 1996. Shareholders who own greater than 25% of the shares of a class are deemed to be controlling persons of such class.



             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
Cash Management Fund...........     O     Salomon Brothers A/C XQSSHMF                         15.4%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzystek
                                          New York, NY 10048
                                          State Street Bank & Trust Co. FBO                    37.1
                                          Salomon Brothers NY Municipal Dept
                                          7 World Trade Center, 38th Floor
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0300                       17.8
                                          7 World Trade Center, 40th Floor
                                          New York, NY 10048
                                          Salomon Brothers Hong Kong Ltd                        7.6
                                          Forfeited & Reimbursable
                                          Employee Funds
                                          Three Exchange Floor, 21st Floor
                                          Hong Kong
                                          Salomon Brothers Inc                                  7.1
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Hegel
                                    A     Northstar Advantage Funds                            97.0
                                          FBO Class A Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Charles Floyd Rechlin                                 5.1
                                          c/o Sullivan & Cromwell
                                          444 South Flower St
                                          Los Angeles, CA 90071
                                    B     Northstar Advantage Funds                            72.1
                                          FBO Class T Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Northstar Advantage Funds                            22.5
                                          FBO Class B Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                    C     Northstar Advantage Funds                            85.5
                                          FBO Class C Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Salomon Brothers Asset Management                     8.7%
                                          7 World Trade Center
                                          New York, NY 10048
                                          BSDT Cust IRA R/O                                     7.5
                                          FBO Donald Burke
                                          12014 Palmcroft
                                          Houston, TX 77034
                                          Sterling Trust Co. Cust                               5.3
                                          FBO Lilie Garcia A02045
                                          PO Box 2526
                                          Waco, TX 76702-2526
New York Municipal Money Market
  Fund.........................     O     Les J. Lieberman                                      8.2
                                          360 East 88th Street, Apt 39A
                                          New York, NY 10128
                                          Sandra Atlas Bass                                     6.3
                                          185 Great Neck Road
                                          Great Neck, NY 11071
                                          Morton M. Bass                                        5.0
                                          185 Great Neck Rd.
                                          Great Neck, NY 11021
                                    A     N/A                                                   N/A
                                    B     N/A                                                   N/A
                                    C     N/A                                                   N/A
New York Municipal Bond Fund...     O     Bertram M. Elgot                                     32.8
                                          146 West 10th St. Apt. 1-C
                                          New York, NY 10014
                                          Smith Barney Inc.                                     9.4
                                          Book Entry Account
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Salomon Brothers Inc A/C V0291                        6.6
                                          7 World Trade Center, 40th Floor
                                          New York, NY 10048
                                          S. Quintus Von Bonin                                  5.6
                                          Hella Von Bonin
                                          131 Mercer Street, Apt 3A
                                          New York, NY 10012
                                    A     Smith Barney Inc.                                    49.6
                                          00130920520
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Salomon Brothers Holding Co Inc                      34.6
                                          7 World Trade Center
                                          New York, NY 10048
                                    B     Salomon Brothers Holding Co Inc                      49.3
                                          7 World Trade Center
                                          New York, NY 10048
                                          Alejandro Garcia & Patricia Garcia JTWROS            19.8
                                          245 East 40th Street, Apt. 34C
                                          New York, NY 10016-1720
                                          Dr. Gloria Quirante                                   9.7
                                          63 Wetherstone Drive
                                          West Seneca, NY 14224-2538
                                          Merle N. Tandoc                                       9.7
                                          63 Wetherstone Drive
                                          West Seneca, NY 14224-2538
                                          Richard O. Cole                                       7.3%
                                          5575 Ripple Drive
                                          Hamburg, NY 14075-6941

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                    C     Salomon Brothers Holding Co Inc                      92.6
                                          7 World Trade Center
                                          New York, NY 10048
                                          Jack Abrahams & Aleyn Abrahams JTWROS                 7.4
                                          3947 Greentree Drive
                                          Oceanside, NY 11572
U.S. Government Income Fund....     O     Salomon Brothers Holding Co Inc                      99.3
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Jane S Falk TTEE                                     37.0
                                          Falk Family Trust
                                          UDT DTD 06/12/69
                                          5591-B Avenida Soseiga West
                                          Laguna Hills CA 92653
                                          Everen Clearing Corp.                                32.6
                                          A/C 3335-1996
                                          4 Quarters Inc
                                          111 East Kilbourn Avenue
                                          Milwaukee, WI 53202
                                          BSD&T CUST                                            6.3
                                          Jerome H Cook IRA-RO
                                          903 Broadmoor
                                          Champaign, IL 61821
                                    B     Salomon Brothers Holding Co Inc                      25.8
                                          7 World Trade Center
                                          New York, NY 10048
                                          Smith Barney Inc                                      8.3
                                          00164765037
                                          388 Greenwich Street
                                          New York, New York 10013
                                          Ethel H. Holt                                         7.8
                                          3521 Starline Dr
                                          Austin, TX 78759-8941
                                          Smith Barney Inc.                                     7.7
                                          00118337851
                                          388 Greenwich Street
                                          New York, New York 10013
                                          Smith Barney Inc.                                     7.2
                                          00152915017
                                          388 Greenwich Street
                                          New York, New York 10013
                                          June R Schneider TTEE                                 5.7
                                          U/A DTD 2/13/16
                                          June R Schneider Trust
                                          219 Pleasant Ridge Rd
                                          Fairview Heights, IL 62208
                                          Smith Barney Inc.                                     5.2
                                          00164765242
                                          388 Greenwich Street
                                          New York, New York 10013
                                          George Lawson &                                       5.1
                                          Beverly Lawson JT TEN
                                          1104 Box Canyon Rd
                                          Fallbrook, CA 92028
                                    C     State Street Bank & Trust Co FBO                     46.3
                                          Salomon Brothers NY Municipal Dept
                                          Attn: George Betzios
                                          7 World Trade Center 38th Floor
                                          New York, New York 10048

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          The Center for Reproductive                           8.2
                                          Law and Policy Inc
                                          120 Wall Street -- 18th Floor
                                          New York, NY 10005
                                          Vincent J Palermo &                                   7.1
                                          Elizabeth A Palermo JTWROS
                                          182 Christopher St
                                          Montclair, NJ 07042
High Yield Bond Fund...........     O     Michael Hyland &                                     29.4
                                          Mary Hyland TTEES
                                          FBO Catherine E. Hyland Trust
                                          U/A DTD 12/25/89
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Michael S. Hyland Jr. &                              29.4
                                          Mary Hyland TTEES
                                          For Michael T. Hyland Trust
                                          U/A DTD 12/25/89
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Charles Shumsky                                      25.1
                                          Selma Shumsky JTWROS
                                          980 Bluegrass Lane
                                          Los Angeles, CA 90049
                                          BSDT Cust IRA Rollover                               14.3
                                          FBO Carol L. Colman
                                          278 Hawley Road
                                          North Salem, NY 10560
                                    A     LaSalle National Trust as Custodian                   9.4
                                          FBO Doctors Hospital Foundation
                                          03-7100609-7954RD707
                                          P.O. Box 1443
                                          Chicago, IL 60609
                                          CITIBANK N A TTEE                                     5.5
                                          FBO Salomon Brothers Inc Ret Plan
                                          U/A DTD 9/1/90
                                          111 Wall Street, 20th Floor, Zone 1
                                          New York, NY 10043
                                    B     N/A                                                   N/A
                                    C     Alex Brown & Sons Inc.                                5.1
                                          P.O. Box 1346
                                          Baltimore, MD 21203
Strategic Bond Fund............     O     Salomon Brothers Holding Co Inc                      99.7
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Everen Clearing Corp                                 12.5
                                          A/C 3335-1996
                                          4 Quarters Inc
                                          111 East Kilbourn Avenue
                                          Milwaukee, WI 53202
                                          First Southwest Company                               5.6
                                          FBO Richard O Beltz
                                          Acct #44409031
                                          1700 Pacific Ave, Suite 500
                                          Dallas, TX 75201
                                    B     Salomon Brothers Holding Co Inc                       7.8
                                          7 World Trade Center
                                          New York, NY 10048
                                    C     Alex Brown & Sons Incorporated                       18.2
                                          PO Box 1346
                                          Baltimore, MD 21203

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Bruce A Benway                                        5.6
                                          16 Osborne Lane
                                          Southport, CT 06490-1146
                                          Raymond James & Assoc Inc                             5.5
                                          FOR Elite Acct# 50125031
                                          FAO AME Zion Church Brthrhood
                                          Pensions Department
                                          PO Box 34454
                                          Charlotte, NC 28234-4454545
                                          AG Edwards & Sons Inc C/F                             5.3
                                          William E Allen
                                          Rollover IRA Account
                                          c/o Radiology Consultnts
                                          40 Temple Street
                                          New Haven, CT 06510-2715
National Intermediate Municipal
  Fund.........................     O     Salomon Brothers Holding Co Inc                      97.8
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Salomon Brothers Holding Co Inc                      40.4
                                          7 World Trade Center
                                          New York, NY 10048
                                          Southwest Securities Inc                             15.3
                                          1201 Elm Street, Suite 4300
                                          Dallas, TX 75270
                                          Raymond James & Assoc. Inc.                          13.8%
                                          For Elite Acct #50105047
                                          FAD Alice C. Aldrich
                                          2555 Hamline Ave. N Apt 213
                                          Roseville, MN 55113-3150556
                                          Wexford Clearing Services Corp. FBO                  10.3
                                          Harvey Weiss TTEE
                                          The Weiss Fam Marital Trust
                                          UA DTD 03/29/88
                                          c/o Barbara Luboff
                                          Northridge, CA 91325-1839
                                          North Vermilion Street Corp                           6.1
                                          137 North Vermilion Street
                                          Danville, IL 61832
                                          Dorothy M. Unger TTEE                                 6.0
                                          Louis A. Unger Trust
                                          U/A DTD April 25, 1991
                                          205 Magnolia Street
                                          Satellite Bch, FL
                                          32937-3010
                                    B     Salomon Brothers Holding Co Inc                      36.6
                                          7 World Trade Center
                                          New York, NY 10048
                                          Smith Barney Inc.                                    29.0
                                          00146611583
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Jeanette S. Toll                                     17.1
                                          c/o Mary Toll
                                          1530 East LaSalle
                                          South Bend, IN 46617
                                          Rose Maki                                             7.7
                                          7207 210th St, SW #203
                                          Edmonds, WA 98026
                                    C     Salomon Brothers Holding Co Inc                      70.4
                                          7 World Trade Center
                                          New York, NY 10048

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Alan Neil Dumesco                                    14.2
                                          8513 Churchill Downs Rd.
                                          Gaithersburg, MD 20882-1443134
                                          James Omer Olson &                                   14.0
                                          Connie K. Olson JTWROS
                                          502 Sixth Avenue
                                          Hazen, ND 58545-4627
Total Return Fund..............     O     Salomon Brothers Holding Co Inc                      97.0
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Salomon Brothers Inc A/C PWM1126                      6.6
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn Peter Hegel
                                          Salomon Brothers Inc A/C PWM1125                      6.6
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn Peter Hegel
                                    B     N/A                                                   N/A
                                    C     A.G. Edwards & Sons Inc C/F                           8.8
                                          Marjorie H. Mahler
                                          Rollover IRA Account
                                          P.O. Box 560067
                                          Dallas, TX 75356-0067
                                          NFSC FEBO # A7T-067350                                8.2
                                          David H Weeks TTEE
                                          Kelly Fradet Retirement Program
                                          PO Box 1269
                                          Enfield, CT 06083
Asia Growth Fund...............     O     Salomon Brothers Holding Co Inc                      83.0%
                                          7 World Trade Center
                                          New York, NY 10048
                                          BSDT Cust IRA Rollover                               10.9
                                          FBO Carol L. Colman
                                          278 Hawley Road
                                          North Salem, NY 10560
                                    A     Salomon Brothers Holding Co Inc                      74.8
                                          7 World Trade Center
                                          New York, NY 10048
                                          John F. Purcell &                                     8.0
                                          Jan Purcell JTWROS
                                          470 West End Avenue Apt 12E
                                          New York, NY 10024
                                    B     Salomon Brothers Holding Co Inc                      88.2
                                          7 World Trade Center
                                          New York, NY 10048
                                    C     Salomon Brothers Holding Co Inc                      55.2
                                          7 World Trade Center
                                          New York, NY 10048
                                          Alex Brown & Son                                     14.1
                                          Incorporated
                                          PO Box 1346
                                          Baltimore, MD 21203
                                          Edward J. Kaufman &                                  12.6
                                          Bonnie B. Kaufman JTWROS
                                          186 N Fifth Ave.
                                          Monrovia, CA 91016
                                          Henry Gautier &                                       5.9
                                          Sara H. Gautier JTWROS
                                          2512 Robert Hiram Drive
                                          Gautier, MS 39553-7435

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Carroll C. Jones                                      5.7
                                          3907 Peru Circle
                                          Pasadena, TX 77504
Investors Fund.................     O     N/A                                                   N/A
                                    A     Salomon Brothers Holding Co Inc                       6.0
                                          7 World Trade Center
                                          New York, NY 10048
                                    B     Salomon Brothers Holding Co Inc                       8.1
                                          7 World Trade Center
                                          New York, NY 10048
                                          David Duane Johnson                                   5.9
                                          PO Box 515
                                          Newcastle, CA 95658
                                    C     Salomon Brothers Holding Co Inc                      28.4
                                          7 World Trade Center
                                          New York, NY 10048
                                          Raymond James & Assoc. Inc.                          27.1
                                          For Elite Acct #50125031
                                          FAO AME Zion Church Brthrhood
                                          Pensions Department
                                          PO Box 34454
                                          Charlotte, NC 28234-4454545
                                          Alex Brown & Sons Incorporated                       14.4
                                          PO Box 1346
                                          Baltimore, MD 21203
                                          Nina B. Ellis                                         5.2
                                          1424 Crescent Drive
                                          Sherman, TX 75092-5522
Capital Fund...................     O     Salomon Inc                                          51.5
                                          Profit Sharing Plan
                                          7 World Trade Center 34th Floor
                                          New York, NY 10048
                                    A     N/A                                                   N/A
                                    B     N/A                                                   N/A
                                    C     N/A                                                   N/A

                               INVESTMENT MANAGER

     Each Fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is wholly-owned by Salomon Inc, serves as the investment manager to numerous individuals and institutions and other investment companies. On May 1, 1990, SBAM purchased substantially all of the assets of Lemco, the previous investment adviser to the Investors Fund and the Capital Fund, and the Investors Fund and the Capital Fund changed its name from Lehman Investors Fund, Inc. and Lehman Capital Fund, Inc. to Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc, respectively.

     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each Fund's officers, employees and directors affiliated with SBAM. Each Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.

     In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended (the 'Advisers Act').

     Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').

     Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP or SBAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     If in any fiscal year expenses borne by a Fund (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) exceed expense limitations imposed by applicable state securities regulations, SBAM, in its capacity as investment manager, will reimburse the Fund for any such excess to the extent required by such regulations up to the amount of its fee.

     As compensation for its services, SBAM receives from the Cash Management Fund a management fee payable monthly at an annual rate of .20% of the Cash Management Fund's average daily net assets. For the fiscal years ended December 31, 1993, 1994 and 1995, SBAM waived all fees payable to it by the Cash Management Fund, totaling $25,813, $29,088 and $25,505 respectively, and absorbed expenses of the Cash Management Fund totalling $0, $0 and $75,716, respectively. SBAM receives from the New York Municipal Money Market Fund a management fee payable monthly at an annual rate of .20% of the Fund's average daily net assets. For the fiscal years ended December 31, 1993, 1994 and 1995, the New York Municipal Money Market Fund paid SBAM $442,512, $468,902 and $449,809, respectively, for its services. For the fiscal year ended December 31, 1995, SBAM voluntarily waived $31,455 of its fee. SBAM receives from the New York Municipal Bond Fund a management fee payable monthly at an annual rate of
 .50% of the New York Municipal Bond Fund's average daily net assets. For the fiscal period from February 1, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995, SBAM waived all fees payable to it by the New York Municipal Bond Fund, totaling $32,857, $36,428 and $19,069 respectively, and absorbed expenses of the New York Municipal Bond Fund totaling $15,652, $12,085 and $63,088, respectively. The National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the National Intermediate Municipal Fund in the amount of $44,953 and absorbed expenses of the National Intermediate Municipal Fund in the amount of $35,803. The U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the U.S. Government Income Fund in the amount of $53,073 and absorbed expenses of the U.S. Government Income Fund in the amount of $39,324. The High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, the management fee payable to SBAM from the High Yield Bond Fund was $108,535, $79,385 of which was waived by SBAM. The Strategic Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the Strategic Bond Fund in the amount of $71,026 and absorbed expenses of the Strategic Bond Fund in the amount of $11,822. The Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets. For the period from September 11, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the Total Return Fund in the amount of $15,069 and absorbed expenses of the Total Return Fund in the amount of $4,346. The Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets. SBAM receives from the Capital

Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. For the years ended December 31, 1993, 1994 and 1995 SBAM was paid $1,072,845, $1,035,255 and $957,755, respectively, in management fees from the Capital Fund. With respect to each Fund other than the Investors Fund and the Capital Fund, for the 1996 fiscal year, SBAM has voluntarily agreed to impose a cap on the total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) through reimbursement of certain expenses and, to the extent necessary, waiver of management fees. See 'Expense Information -- Annual Fund Operating Expenses' in the Prospectus. For its services under the Subadvisory Agreement, SBAM AP is compensated by SBAM at a rate agreed to between SBAM and SBAM AP from time to time. The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

               AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------------------------------------   ---------------

First $350 million....................................         .500%
Next $150 million.....................................         .400%
Next $250 million.....................................         .375%
Next $250 million.....................................         .350%
Over $1 billion.......................................         .300%

     This fee may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

     For purposes of determining the performance adjustment, the investment performance of the Investors Fund for any one year period shall mean the sum of
(i) the change in the Fund's net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

     For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of (i) the change in the level of the index during such period and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     Prior to August 1, 1994, the Investors Fund paid SBAM a management fee each quarter, based upon the average daily value of the Investors Fund's net assets, at an annual rate computed as follows: none on the first $25 million; 1/8 of 1% (.50% annually) on the next $325 million; 3/40 of 1% (.30% annually) on the next $150 million; 1/16 of 1% (.25% annually) on the next $250 million; and 1/20 of 1% (.20% annually) on the amount in excess of $750 million. SBAM was paid $1,614,897, $1,747,839 and $1,721,023 in management fees for the years ended December 31, 1995, 1994 and 1993, respectively.

     For its services under the Subadministration Agreement, SBAM Limited is compensated by SBAM at no additional cost to the Asia Growth Fund at an annual rate of .10% of the Asia Growth Fund's daily net assets.

     The management contract for each of the Series Funds provides that it will continue for an initial two year period and thereafter for successive annual periods, and the management contract for each of the Investors Fund and the Capital Fund provides that it will continue for successive annual periods; provided that with respect to each such contract, such continuance is specifically approved at least annually (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     With respect to each of the Funds, other than the Total Return Fund, the Asia Growth Fund, the Investors Fund and the Capital Fund, the continuance of the management contract was approved by the Board of Directors on September 6, 1995. With respect to the Total Return Fund, the management contract was approved by the Board of Directors on September 6, 1995 and by the sole shareholder, SBAM, on September 6, 1995. With respect to the Asia Growth Fund, the management contract was approved by the Board of Directors on January 19, 1996 and by the sole shareholder, SBAM, on April 29, 1996. With respect to the Investors Fund and the Capital Fund, the continuance of the management contract was approved by each Fund's Board of Directors on January 23, 1996.

     Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund, the Investors Fund and the Capital Fund have each adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR

     Investors Bank & Trust Company ('Investors Bank'), located at 89 South Street, Boston, Massachusetts 02111, provides certain administrative services to each Fund. The services provided by Investors Bank under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission.

     For its services as administrator, each Fund (except the Investors Fund and the Capital Fund) pays Investors Bank a fee, calculated daily and payable monthly, at an annual rate of .08% of the applicable Fund's average daily net assets. Pursuant to a sub-administration agreement between SBAM and Investors Bank, for its services as administrator to each of the Investors Fund and the Capital Fund and at no additional cost to the Investors Fund or the Capital Fund, SBAM pays Investors Bank a fee each month at an annual rate of .08% of the average daily net assets of the Investors Fund and .06% of the average daily net assets of the Capital Fund, respectively. For its services as administrator to the Cash Management Fund, the Series Funds paid The Boston Company Advisors, Inc. ('Boston Company'), the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the Cash Management Fund's average daily net assets. For the fiscal years ended December 31, 1994 and 1993, Boston Company received fees totaling $10,499 and $10,324 and Investors Bank received fees totaling $10,216 and $1,136 for the fiscal years ended December 31, 1995 and 1994 from the Cash Management Fund. For its services as administrator to the New York Municipal Money Market Fund, the Series Funds paid Boston Company, the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the New York Municipal Money Market Fund's average daily net assets. For the fiscal years ended December 31, 1994 and 1993, Boston Company received fees totaling $174,144 and $177,004, respectively and for the fiscal years ended December 31, 1995 and 1994, respectively, Investors Bank received fees totaling $180,146 and $15,878. For its services as administrator to the New York Municipal Bond Fund, the Series Funds paid Boston Company, the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the New York Municipal Bond Fund's average daily net assets. For the fiscal year ended December 31, 1994 and for the fiscal period from February 1, 1993 (commencement of operations) through December 31, 1993, Boston Company received fees totaling $5,497 and $5,258, and Investors Bank received fees totaling $3,500 and $328 for the fiscal years ended December 31, 1995 and 1994 from the New York Municipal Bond Fund. For the period from February 22, 1993 (commencement of investment operations) through December 31, 1995, Investors Bank received $6,901 from the National Intermediate Municipal Fund, $6,898 from the U.S. Government Income Fund, $11,137 from the High Yield Bond Fund and $7,297 from the Strategic Bond Fund and for the period from September 11, 1995 (commencement of investment operations) through December 31, 1995, Investors Bank received $1,841 from the Total Return Fund. Pursuant to previous sub-administration agreements between SBAM and Boston Company, SBAM paid Boston Company a fee each month at an annual rate of .08% of the average daily net assets of each of the Investors Fund and the Capital Fund, respectively. With respect to the Investors Fund, for the fiscal years ended December 31, 1994 and 1993, respectively, SBAM paid Boston Company $273,294 and $305,575, and for the fiscal years ended December 31, 1995 and 1994, respectively, Investors Bank received fees totaling $312,828 and $23,198, respectively. With respect to the Capital Fund, for the fiscal years ended December 31, 1995, 1994 and 1993, respectively, SBAM paid Boston Company $76,688, $84,140 and $87,784.

DISTRIBUTOR

     SBI, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. SBI is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc.

     Rule 12b-1 adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

     Under the Plans, each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) pays SBI a service fee, accrued daily and paid monthly, calculated at the annual rate of .25% of the value of the applicable Fund's average daily net assets attributable to Class A, Class B and Class C shares. In addition, each Fund (other than the Cash Management Fund and New York Municipal Money Market Fund) pays SBI a distribution fee with respect to Class B and Class C shares primarily intended to compensate SBI for its initial expense of paying investment representatives a commission upon sales of Class B shares or Class C shares, as the case may be. The Class B and Class C distribution fees are each calculated at the annual rate of .75% of the value of a Fund's average daily net assets attributable to the Class B or Class C shares, and New York Municipal Money Market Fund as the case may be. Such fees may be used as described in the Prospectus. Class O shares and shares of all classes of the Cash Management Fund and the New York Municipal Money Market Fund pay no distribution or shareholder service fee. SBI is authorized, to the extent indicated in the Prospectus, to retain all or a portion of the payments made to it pursuant to the applicable Plan and make payments to third parties that provide assistance in selling Fund shares, or to institutions that provide certain shareholder support services to investors. Each Plan provides that SBI may make payments to assist in the distribution of each class of a Fund's shares out of the other fees received by it or its affiliates from a Fund, its past profits or any other sources available to it.

     A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons' (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 1995, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows: for the New York Municipal Bond Fund, $98,562 was spent on advertising, $10,076 was spent on printing and mailing of prospectuses, $40,887 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $162,026; for the National Intermediate Fund, $98,562 was spent on advertising, $10,076 was spent on printing and mailing of prospectuses, $40,887 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $162,026; for the U.S. Government Income Fund, $98,562 was spent on advertising, $10,076 was spent on printing and mailing of prospectuses, $40,887 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $162,026; for the High Yield Bond Fund, $98,562 was spent on advertising, $10,075 was spent on printing and mailing of prospectuses, $40,887 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $162,025; for the Strategic Bond Fund, $98,562 was spent on advertising, $10,075 was spent on printing and mailing of prospectuses, $40,887 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $162,025; for the Total Return Fund, $14,205 was spent on interest, carrying or other financial charges; and for the Investors Fund, $98,562 was spent on advertising, $24,355 was spent on printing and mailing of prospectuses, $40,716 was spent on interest, carrying or other financial charges and $12,501 was spent on miscellaneous expenses, for a total of $176,134.

EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions. References in this section to investment manager include SBAM Limited with respect to the portion, if any, of the portfolio of the Strategic Bond Fund managed by SBAM Limited.

     Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

     The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

     Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including SBI) is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act.

     Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     Total brokerage commissions paid by the Investors Fund amounted to $998,071 for 1995, $676,229 for 1994 and $854,171 for 1993. During the 1995, 1994 and
1993 fiscal years, the Investors Fund paid $95,179, $61,788 and $113,090, respectively, in commissions to SBI. Commissions to SBI in 1995 represented 9.5% of the total brokerage commissions paid by the Investors Fund, and SBI executed 9.9% of the aggregate dollar amount of transactions involving commissions during the 1995 fiscal year. Total brokerage commissions paid by the Total Return Fund amounted to $9,432 for 1995. Total brokerage commissions paid by the Capital Fund amounted to $629,443 for 1995, $482,953 for 1994 and $342,768 for 1993.
During the 1995, 1994 and 1993 fiscal years, the Capital Fund paid $57,993, $45,612 and $31,040, respectively, in commissions to SBI. Commissions to SBI in 1995 represented 9% of the total brokerage commissions paid by the Capital Fund, and SBI executed 7% of the aggregate dollar amount of transactions involving commissions during the 1995 fiscal year. During 1995, the Total Return Fund paid $210 in commissions to SBI. Commissions to SBI in 1995 represented 2.2% of the total brokerage commissions paid by the Total Return Fund, and SBI executed 1.60% of the aggregate dollar amount of transactions involving commissions during 1995.

                                NET ASSET VALUE

     The Prospectus discusses the time at which the net asset value of shares of each class of a Fund is determined for purposes of sales and redemptions. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets.

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

     As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would

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

result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

     The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

     In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

     Information on how to purchase and redeem a Fund's shares is included in the Prospectus. The issuance of shares is recorded on a Fund's books.

DETERMINATION OF PUBLIC OFFERING PRICE

     Each Fund offers its shares to the public on a continuous basis. The public offering price per Class A share of each Fund is equal to the net asset value per share at the time of purchase plus a sales charge (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund) based on the aggregate amount of the investment. The public offering price per Class B share, Class C share and Class O share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ('CDSC'), however, is imposed on certain redemptions of Class A shares, Class B shares and Class C shares.

CLASS A SHARES

     Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) SALOMON or (800) 725-6666.

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     Right of  Accumulation.  Reduced  sales charges,  in  accordance  with  the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $100,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) SALOMON or (800) 725-6666.

                       ADDITIONAL REDEMPTION INFORMATION

     If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

     Each Fund intends to qualify and elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to a Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not

                                       64


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greater than 5%  of the  value of  a Fund's assets  and 10%  of the  outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

     As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gains' (the excess of the Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year, and with respect to the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund, at least 90% of its net tax-exempt income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These 'Section 1256' positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or

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

all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.

     When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a 'straddle' for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a RIC, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investment held for less than three months (the 'short-short test'). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within a Fund, resulting in additional short-short income for such Fund.

     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 'short-short test' discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     If a Fund purchases shares in certain foreign investment entities, called 'passive foreign investment companies' ('PFICs'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs.

     In the case of PFIC stock owned by a RIC, H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted a RIC to elect to annually mark-to-market stock in the PFIC and thereby avoid the need for a RIC to make a QEF election. It is unclear whether similar legislation will ultimately be adopted. Moreover,

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on April  1, 1992  the  Internal Revenue  Service ('IRS')  proposed  regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

TAXATION OF U.S. SHAREHOLDERS

     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gains. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as short-term capital gains, the maximum rate being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50% deduction for any capital gains that they recognized, and corporations would have been taxed at a 28% rate on capital gains, in lieu of the regular corporate rate. It is unclear whether similar legislation will ultimately be adopted.

     It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

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     The Asia Growth Fund expects to qualify for and make this election. For any year that the Asia Growth Fund makes such an election, each shareholder will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain
foreign   shareholders  described   below)  who   do  not   itemize  deductions.
Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Asia Growth Fund generally will not be subject to United States federal income tax.

THE NEW YORK MUNICIPAL MONEY MARKET FUND, THE NEW YORK MUNICIPAL BOND FUND AND THE NATIONAL INTERMEDIATE MUNICIPAL FUND

     The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund and the New York Municipal Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal
Money Market Fund and the New York Municipal Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Further, gain from a sale or redemption of shares of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income.

     Because the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion may be subject to the alternative minimum tax, however. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

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     In  addition, for corporations,  the alternative minimum  taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund, is included in calculating ACE.

     The Superfund Act of 1986 imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's 'modified alternative minimum taxable income' over $2,000,000. A portion of a corporate shareholder's tax-exempt interest, including exempt-interest dividends from the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund, may be includible in calculating such shareholder's modified alternative minimum taxable income.

     Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund.

     Shares of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

     In addition, the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person'. For additional information, investors should consult their tax advisers before investing in the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund.

     All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Money Market Fund, the New York Municipal Bond Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

                                PERFORMANCE DATA

     As indicated in the Prospectus, from time to time, a Fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' for all classes of shares in advertisements or in reports and other communications to

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shareholders  and compare  its performance  figures to  those of  other funds or accounts with similar objectives and to relevant indices. Such performance information may include time periods prior to the implementation of the Multiple Pricing System described in the Prospectus, and will be calculated as described below.

AVERAGE ANNUAL TOTAL RETURN

     A Fund's 'average annual total return'  figures, as described and shown  in
the   Prospectus,  are  computed  according  to  a  formula  prescribed  by  the
Commission. The formula can be expressed as follows:

          P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
      ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class C shares, the applicable CDSC imposed on redemption is deducted. The schedule of CDSCs due upon redemption is described under 'Redemption of Shares' in the Prospectus.


     The Cash Management Fund, the New York Municipal Money Market Fund, the New York Municipal Bond Fund, the Investors Fund and the Capital Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as Class O shares of each such Fund. This reclassification was effected in such a manner so that the shares of each of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund outstanding at December 31, 1994, and shares of the New York Municipal Money Market Fund and the Capital Fund outstanding at October 31, 1996, would be subject to identical distribution and service fees both before and after the reclassification.


     Except for the Capital Fund, the percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each such Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in 'Purchase of Shares -- Distributor' in the Prospectus.


     The following tables set forth the average annual total returns for each class of shares of each of the New York Municipal Bond Fund, National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund (in each case, after management fee waiver and reimbursement of certain expenses) and the Investors Fund for certain periods of time ending June 30, 1996 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System. The following tables also set forth the average annual total returns for the Capital Fund for certain periods of time ending June 30, 1996. As the Capital Fund had not yet implemented the Multiple Pricing System as of such date, such returns do not reflect the effects of front end sales charges or CDSCs.

                          NEW YORK MUNICIPAL BOND FUND


                                                                                FROM COMMENCEMENT OF
                                                                                 APPLICABLE CLASS'
                                                                                     INVESTMENT
                                                               TWELVE MONTHS         OPERATIONS
                                                                   ENDED              THROUGH
                                                               JUNE 30, 1996      JUNE 30, 1996**
                                                               -------------    --------------------

Class A.....................................................        0.84%                6.64%
Class B.....................................................        0.10%                6.25%
Class C.....................................................        4.11%                9.48%
Class O.....................................................        6.13%                4.59%


------------

** Commencement of investment operations was January 3, 1995 for Class A, B  and
   C shares and February 1, 1993 for Class O shares.

                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                TWELVE MONTHS    INVESTMENT OPERATIONS
                                                                    ENDED               THROUGH
                                                                JUNE 30, 1996        JUNE 30, 1996)
                                                                -------------    ----------------------

Class A......................................................        0.30%                2.46%
Class B......................................................       (0.48%)               1.75%
Class C......................................................        3.52%                5.38%
Class O......................................................        5.59%                6.45%


                          U.S. GOVERNMENT INCOME FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                TWELVE MONTHS    INVESTMENT OPERATIONS
                                                                    ENDED               THROUGH
                                                                JUNE 30, 1996        JUNE 30, 1996)
                                                                -------------    ----------------------

Class A......................................................       (0.89%)               2.64%
Class B......................................................       (1.70%)               1.91%
Class C......................................................        2.19%                5.52%
Class O......................................................        4.19%                6.57%







                              HIGH YIELD BOND FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                TWELVE MONTHS    INVESTMENT OPERATIONS
                                                                    ENDED               THROUGH
                                                                JUNE 30, 1996        JUNE 30, 1996)
                                                                -------------    ----------------------

Class A......................................................       12.24%                15.39%
Class B......................................................       11.93%                15.23%
Class C......................................................       15.82%                18.64%
Class O......................................................       17.70%                19.60%


                              STRATEGIC BOND FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                TWELVE MONTHS    INVESTMENT OPERATIONS
                                                                    ENDED               THROUGH
                                                                JUNE 30, 1996        JUNE 30, 1996)
                                                                -------------    ----------------------

Class A......................................................        8.85%                12.55%
Class B......................................................        8.24%                12.17%
Class C......................................................       12.28%                15.71%
Class O......................................................       14.40%                16.85%

                               TOTAL RETURN FUND


                                                                      FROM SEPTEMBER 11, 1995
                                                               (COMMENCEMENT OF INVESTMENT OPERATIONS
                                                                              THROUGH
                                                                           JUNE 30, 1996)
                                                               --------------------------------------

Class A.....................................................                     8.17%
Class B.....................................................                     7.81%
Class C.....................................................                    12.00%
Class O.....................................................                    13.95%


                                 INVESTORS FUND


                                               FROM COMMENCEMENT OF
                                             INVESTMENT OPERATIONS OF
                                                 CLASS A, B AND C
                                                 (JANUARY 3, 1995)
                                                      THROUGH
                                                   JUNE 30, 1996           1 YEAR     5 YEARS    10 YEARS
                                            ---------------------------    -------    -------    --------

Class A..................................              28.31%               24.02%       N/A         N/A
Class B..................................              28.68%               24.22%       N/A         N/A
Class C..................................              31.64%               28.23%       N/A         N/A
Class O..................................                N/A                30.47%     16.70%      11.93%


                                  CAPITAL FUND


1 YEAR     5 YEARS     10 YEARS
------     -------     --------

32.37 %     14.73%       9.32%


     As described in the Prospectus under the caption 'Expense Information,' each of the Funds, except the Investors Fund and the Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.

     The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

     The 'aggregate total return' figures for each class of a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV_-_P
                                                       P

Where: P   = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

     With respect to the Cash Management Fund and the New York Municipal Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for each of the Cash Management Fund and the New York Municipal Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and

(c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     For the seven-day period ended June 30, 1996 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 4.92% and 5.04%, respectively. For the seven day period ended June 30, 1996 (before implementation of the Multiple Pricing System) the annualized yield and effective yield for the New York Municipal Money Market Fund were 3.25% and 3.30%, respectively. Because Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund would be the same as those for Class O shares.


     In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

THIRTY DAY YIELD

     Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                            (a-b
                 Yield = 2 [ ---  + 1)6 - 1]
                             cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of 'a' above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to 'd' above.


     The thirty day yield of the New York Municipal Bond Fund at June 30, 1996 was 4.80% for Class A, 4.31% for Class B, 4.31% for Class C and 5.29% for Class
O. The thirty day yield of the National Intermediate Municipal Fund at June 30, 1996 was 4.52% for Class A, 4.01% for Class B, 4.01% for Class C and 5.0% for Class O.

     The tax equivalent yield of each of the New York Municipal Money Market Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Money Market Fund and the New York Municipal Bond Fund, the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.


     The tax equivalent yield for the New York Municipal Money Market Fund for the seven-day period ended June 30, 1996 (before implementation of the Multiple Pricing System) was 6.09%. Because Class A, B and C shares of the New York Municipal Money Market Fund, like Class O Shares, are not subject to any sales charges or service or distribution fees, the tax equivalent yield figures for Class A, B and C shares of the Fund would be the same as those for Class O shares. The tax equivalent yield of the New York Municipal Bond Fund at June 30, 1996 was 9.01% for Class A, 8.09% for Class B, 8.07% for Class C and 9.91% for Class O. The tax equivalent yield of the National Intermediate Municipal Fund at June 30, 1996 was 7.48% for Class A, 6.64% for Class B, 6.64% for Class C and 8.28% for Class O.


     Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return figures are calculated separately for Class A, Class B, Class C and Class O shares of a Fund. In the examples above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing, for example, with respect to the New York Municipal Bond Fund and the National Intermediate Municipal Fund, comparisons to indices such as the Bond Buyer 40-Bond Index and, with respect to the New York Municipal Bond Fund, the Lipper Composite New York Municipal Bond Fund Returns.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                              SHAREHOLDER SERVICES

     Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

     The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

     Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

     All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

     The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

     Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by First Data Investor Services Group, Inc. ('FDISG'), formerly The Shareholders Services Group, Inc., as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or FDISG upon notice in writing.

     The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) SALOMON or (800) 725-6666.

     Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase shares of a Fund and/or certain other mutual funds managed by SBAM.

     Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

     For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

     IRAs. A prototype IRA is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

     Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

     For information required for adopting an IRA, including information fees, obtain the form of custody agreement and related materials, including disclosure materials, available from a Fund. Consultation with a financial adviser regarding an IRA is recommended.

                                 CAPITAL STOCK

     As used in this Statement of Additional Information and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

     In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

     The shares of the Investors Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank, located at 89 South Street, Boston, Massachusetts 02111, serves as custodian for each Fund. As a Fund's custodian, Investors Bank, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of a Fund, nor decide which securities a Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


     FDISG, a subsidiary of First Data Corporation, located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as transfer agent for each Fund. As a Fund's transfer agent, FDISG registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.


                               VALIDITY OF SHARES

     The validity of the shares of each Fund will be passed upon by Piper & Marbury L.L.P., Baltimore, Maryland.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP ('Price Waterhouse') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

                               OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                                   YIELD TO
                                                                  MATURITY ON
PRINCIPAL                                                           DATE OF       MATURITY       VALUE
AMOUNT       DESCRIPTION                                           PURCHASE*        DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 41.5%
             AUTO -- CARS -- 2.0%
$   400,000  Ford Motor Credit................................       5.280%       08/05/96    $    397,947
                                                                                              ------------

             BANKS -- 4.1%
    400,000  Deutsche Bank Financial..........................       5.270        07/17/96         399,063
    400,000  J. P. Morgan.....................................       4.970        09/06/96         396,300
                                                                                              ------------
                                                                                                   795,363
                                                                                              ------------

             BEVERAGES -- BREWED & DISTILLED -- 3.8%
    750,000  Seagram (Joseph) & Sons..........................       5.370        07/30/96         746,756
                                                                                              ------------

             COMPUTER SYSTEMS -- 4.1%
    400,000  Hewlett-Packard..................................       5.260        07/23/96         398,714
    400,000  Pitney Bowes Credit..............................       5.280        08/05/96         397,947
                                                                                              ------------
                                                                                                   796,661
                                                                                              ------------

             CONSUMER CYCLICAL -- MISCELLANEOUS -- 2.0%
    400,000  PHH..............................................       5.330        07/22/96         398,756
                                                                                              ------------

             FINANCE COMPANIES -- 6.6%
    400,000  Commercial Credit................................       5.290        07/26/96         398,531
    400,000  General Electric Capital.........................       5.260        07/08/96         399,591
    500,000  Transamerica Finance.............................       5.340        07/17/96         498,813
                                                                                              ------------
                                                                                                 1,296,935
                                                                                              ------------

             FINANCIAL -- BROKERAGE -- 2.0%
    400,000  Goldman Sachs Group..............................       5.330        08/12/96         397,513
                                                                                              ------------

             FOODS -- 2.1%
    400,000  Heinz (H.J.).....................................       5.290        07/02/96         399,941
                                                                                              ------------

             HOUSEHOLD PRODUCTS -- 2.0%
    400,000  Procter & Gamble.................................       5.260        07/25/96         398,597
                                                                                              ------------

             MERCHANDISING -- 2.6%
    500,000  Penney (J.C.) Funding............................       5.340        07/31/96         497,775
                                                                                              ------------

             MUNICIPAL -- 6.1%
    400,000  De Kalb County, Georgia..........................       5.580        07/08/96         400,000
    400,000  Methodist Hospital (Houston, Texas)..............       5.400        07/30/96         400,000
    400,000  New York City, New York GO.......................       5.300        08/20/96         400,000
                                                                                              ------------
                                                                                                 1,200,000
                                                                                              ------------

             OIL -- INTEGRATED INTERNATIONAL -- 2.1%
    400,000  Shell Oil........................................       5.320        07/15/96         399,172
                                                                                              ------------

             UTILITIES -- COMMUNICATIONS -- 2.0%
    400,000  AT&T.............................................       5.260        07/29/96         398,363
                                                                                              ------------
             TOTAL COMMERCIAL PAPER
               (cost $8,123,779)..............................                                   8,123,779
                                                                                              ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 19

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS CASH MANAGEMENT FUND  (continued)
--------------------------------------------------------------------------------

                                                                   YIELD TO
                                                                  MATURITY ON
PRINCIPAL                                                           DATE OF       MATURITY       VALUE
AMOUNT       DESCRIPTION                                           PURCHASE*        DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
             FLOATING RATE NOTES -- 26.4%
             CALIFORNIA -- 2.0%
$   400,000  Pasadena, California Certificates of
               Participation VR...............................       5.750%       07/02/96    $    400,000
                                                                                              ------------

             FLORIDA -- 2.0%
    400,000  Florida Housing Finance Agency VR................       5.520        07/03/96         400,000
                                                                                              ------------

             ILLINOIS -- 2.0%
    400,000  Illinois Student Assistance Commission VR........       5.770        07/03/96         400,000
                                                                                              ------------

             MICHIGAN -- 1.1%
    200,000  Genesis Health Systems VR........................       5.590        07/03/96         200,000
                                                                                              ------------

             NEW JERSEY -- 2.7%
    285,000  New Jersey Economic Development Authority VR.....       5.810        07/01/96         285,000
    230,000  New Jersey Economic Development Authority VR.....       5.680        07/01/96         230,000
                                                                                              ------------
                                                                                                   515,000
                                                                                              ------------

             NEW YORK -- 8.7%
    390,000  Fulton County, New York Industrial Development
               Agency VR......................................       5.700        07/05/96         390,000
    400,000  Health Insurance Plan, Greater New York VR.......       5.550        07/03/96         400,000
    350,000  New York City, New York Industrial Development
               Agency VR......................................       5.650        07/03/96         350,000
    150,000  New York City, New York Industrial Development
               Agency VR......................................       5.650        07/03/96         150,000
    400,000  Syracuse, New York GO VR.........................       6.400        07/03/96         400,000
                                                                                              ------------
                                                                                                 1,690,000
                                                                                              ------------

             NORTH CAROLINA -- 2.0%
    390,000  Greensboro, North Carolina GO VR.................       5.550        07/03/96         390,000
                                                                                              ------------

             TENNESSEE -- 2.0%
    400,000  Community Health Systems VR......................       5.700        07/03/96         400,000
                                                                                              ------------

             TEXAS -- 1.9%
    375,000  Texas State GO VR................................       5.520        07/03/96         375,000
                                                                                              ------------

             VIRGINIA -- 2.0%
    400,000  Virginia State Housing Development Authority
               VR.............................................       5.550        07/03/96         400,000
                                                                                              ------------
             TOTAL FLOATING RATE NOTES
               (cost $5,170,000)..............................                                   5,170,000
                                                                                              ------------

             U.S. GOVERNMENT AGENCY -- 9.2%
  1,805,000  Federal Farm Credit Bank (cost $1,798,935).......       5.260        07/24/96       1,798,935
                                                                                              ------------
             TOTAL INVESTMENTS -- 77.1%
               (cost $15,092,714).............................                                  15,092,714

                See accompanying notes to financial statements.
PAGE 20

SALOMON                 BROTHERS                INVESTMENT                SERIES



SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)
--------------------------------------------------------------------------------

                                                                   YIELD TO
                                                                  MATURITY ON
PRINCIPAL                                                           DATE OF       MATURITY       VALUE
AMOUNT       DESCRIPTION                                           PURCHASE*        DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 21.6%
$ 4,231,221  Repurchase Agreement dated 06/28/96 with
               J.P. Morgan Securities, collateralized by
               $4,227,000 U.S. Treasury Bonds, 7.250%, due
               05/15/16 valued at $4,316,824; proceeds:
               $4,233,132 (cost $4,231,221)...................       5.420%       07/01/96    $  4,231,221

             Other assets in excess of liabilities -- 1.3%....                                     254,487
                                                                                              ------------
             NET ASSETS -- 100.0%.............................                                $ 19,578,422
                                                                                              ------------
                                                                                              ------------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:
GO -- General Obligation

                                 See accompanying notes to financial statements.
                                                                         PAGE 21

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT     DESCRIPTION                                                RATE          DATE       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
           MUNICIPAL SECURITIES -- 97.1%
           NEW YORK -- 93.6%
$ 150,000  Grand Central District Management Association.......       5.250%      01/01/22    $   132,555
  150,000  Metropolitan Transportation Authority New York
             FSA...............................................       5.700       07/01/24        146,717
  200,000  Mount Pleasant, New York
             Industrial Development Agency VR..................       3.600       07/02/96        200,000
  200,000  Nassau County, New York GO FGIC.....................       5.200       08/01/12        190,762
  300,000  New York City, New York GO..........................       7.375       08/15/13        329,889
  300,000  New York City, New York GO..........................       6.750       10/01/17        306,231
  100,000  New York City, New York
             Industrial Development Agency VR..................       3.200       07/03/96        100,000
  300,000  New York City, New York
             Municipal Water Finance Authority.................       6.000       06/15/17        298,575
  150,000  New York State Dormitory Authority..................       6.250       07/01/13        147,080
  150,000  New York State Dormitory Authority..................       5.500       07/01/25        134,468
  150,000  New York State Dormitory Authority..................       5.500       05/15/23        134,178
  100,000  New York State Dormitory Authority
             (City University System of New York)..............       5.750       07/01/18         95,210
  140,000  New York State Dormitory Authority
             (State University Educational Facilities).........       6.000       05/15/17        135,463
  200,000  New York State GO...................................       6.000       03/15/20        202,820
  250,000  New York State
             Local Government Assistance Corporation...........       6.000       04/01/18        250,280
  100,000  New York State
             Medical Care Facilities Finance Agency MBIA.......       5.900       02/15/21         99,863
  200,000  New York State Mortgage Agency......................       6.500       04/01/13        204,790
  150,000  New York State Thruway Authority....................       6.000       04/01/10        146,421
  150,000  New York State
             Urban Development Corporation.....................       5.500       01/01/14        139,940
  150,000  New York State
             Urban Development Corporation.....................       5.500       01/01/19        138,201
  200,000  Port Authority of New York & New Jersey.............       5.500       09/01/13        192,670
  150,000  Triborough Bridge & Tunnel Authority New York.......       5.500       01/01/17        146,045
  200,000  Western Nassau County, New York
             Water Authority AMBAC.............................       5.500       05/01/16        192,054
                                                                                              -----------
                                                                                                4,064,212
                                                                                              -----------

           PUERTO RICO -- 3.5%
  150,000  Commonwealth of Puerto Rico GO......................       6.000       07/01/14        151,136
                                                                                              -----------
           TOTAL INVESTMENTS -- 97.1%
             (cost $4,217,086).................................                                 4,215,348

           Other assets in excess of liabilities -- 2.9%.......                                   127,655
                                                                                              -----------
           NET ASSETS -- 100.0%................................                               $ 4,343,003
                                                                                              -----------
                                                                                              -----------

Abbreviations used in this statement:
AMBAC   -- Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC    -- Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA     -- Insured as to principal and interest by the Financial Security Assurance Corporation.
GO      -- General Obligation
MBIA    -- Insured as to principal and interest by the MBIA Insurance Corporation.
VR      -- Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                See accompanying notes to financial statements.
PAGE 22

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT      DESCRIPTION                                               RATE          DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
            MUNICIPAL SECURITIES -- 96.6%
            CALIFORNIA -- 3.7%
$ 100,000   Los Angeles County, California Industrial
              Development Authority VR.........................       4.200%      07/01/96    $    100,000
  285,000   Los Angeles, California AMBAC......................       6.000       08/01/03         301,826
                                                                                              ------------
                                                                                                   401,826
                                                                                              ------------

            FLORIDA -- 1.6%
  180,000   Florida Housing Finance Agency.....................       6.150       07/01/06         182,535
                                                                                              ------------

            HAWAII -- 2.2%
  250,000   Hawaii State Department of Budget & Finance........       5.600       07/01/06         247,735
                                                                                              ------------

            ILLINOIS -- 6.5%
  300,000   Chicago, Illinois Metropolitan Water GO............       5.900       12/01/06         315,243
  400,000   Illinois Student Assistance Commission.............       6.400       03/01/04         413,156
                                                                                              ------------
                                                                                                   728,399
                                                                                              ------------

            INDIANA -- 8.7%
  300,000   Indiana Secondary Market for Education AMBAC.......       5.550       12/01/05         294,171
  650,000   Indiana Transportation Finance Authority...........       6.250       11/01/03         687,908
                                                                                              ------------
                                                                                                   982,079
                                                                                              ------------

            LOUISIANA -- 4.2%
  450,000   Louisiana Public Facilities Authority..............       6.750       09/01/06         476,271
                                                                                              ------------

            MASSACHUSETTS -- 3.8%
  400,000   Commonwealth of Massachusetts Health & Educational
              Facilities Authority.............................       6.500       12/01/05         429,092
                                                                                              ------------

            MICHIGAN -- 4.2%
  475,000   Michigan State Housing Development Authority
              FGIC.............................................       6.300       04/01/03         475,580
                                                                                              ------------

            MISSISSIPPI -- 4.3%
  480,000   Mississippi Higher Education.......................       6.050       09/01/07         488,928
                                                                                              ------------

            NEW JERSEY -- 4.1%
  450,000   Passaic Valley, New Jersey Sewer Commission
              AMBAC............................................       5.750       12/01/07         464,216
                                                                                              ------------

            NEW YORK -- 30.7%
  450,000   New York City, New York GO.........................       6.500       02/01/02         466,349
  380,000   New York City, New York Municipal Assistance
              Corporation......................................       6.000       07/01/04         404,309
  500,000   New York State Dormitory Authority.................       6.000       07/02/06         503,360
  700,000   New York State Dormitory Authority MBIA............       5.600       07/01/06         708,554
  400,000   New York State Dormitory Authority (State
              University of New York)..........................       6.625       07/01/04         440,244
  500,000   New York State Mortgage Agency.....................       5.900       10/01/06         498,045
  400,000   New York State Thruway Authority MBIA..............       6.000       01/01/04         423,756
                                                                                              ------------
                                                                                                 3,444,617
                                                                                              ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 23

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT      DESCRIPTION                                               RATE          DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- 8.1%
$ 400,000   Geisinger Authority, Pennsylvania Health System....       6.000%      07/01/01    $    417,528
  500,000   Monroeville, Pennsylvania Hospital Authority.......       5.750       10/01/05         489,430
                                                                                              ------------
                                                                                                   906,958
                                                                                              ------------

            PUERTO RICO -- 2.4%
  250,000   Commonwealth of Puerto Rico Highway and
              Transportation Authority MBIA....................       6.250       07/01/06         271,295
                                                                                              ------------

            SOUTH CAROLINA -- 7.3%
  750,000   South Carolina State Public Service Authority
              FGIC.............................................       6.500       01/01/05         818,505
                                                                                              ------------

            TEXAS -- 4.8%
  500,000   Austin, Texas Airport Systems MBIA.................       6.500       11/15/05         542,325
                                                                                              ------------
            TOTAL INVESTMENTS -- 96.6%
              (cost $10,728,020)...............................                                 10,860,361

            Other assets in excess of liabilities -- 3.4%......                                    384,981
                                                                                              ------------
            NET ASSETS -- 100.0%...............................                               $ 11,245,342
                                                                                              ------------
                                                                                              ------------

Abbreviations used in this statement:
AMBAC   -- Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC    -- Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO      -- General Obligation.
MBIA    -- Insured as to principal and interest by the MBIA Insurance Corporation.
VR      -- Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                See accompanying notes to financial statements.
PAGE 24

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                          INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                             RATE          DATE       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 52.7%
$ 4,350,000  U.S. Treasury Note...............................       6.125%      05/31/97    $  4,363,572
    700,000  U.S. Treasury Note...............................       6.625       06/30/01         704,592
    500,000  U.S. Treasury Note...............................       6.500       08/15/05         492,810
    150,000  U.S. Treasury Note...............................       5.875       11/15/05         141,305
                                                                                             ------------
             TOTAL U.S. TREASURY NOTES
               (cost $5,731,180)..............................                                  5,702,279
                                                                                             ------------
             U.S. GOVERNMENT AGENCY -- 39.3%
    100,000  Federal Home Loan Bank...........................       5.940       06/13/00          97,781
     73,590  Federal Home Loan Mortgage Corporation...........       6.000       07/01/10          69,976
    697,674  Federal Home Loan Mortgage Corporation...........       6.000       08/01/10         663,411
    374,793  Federal Home Loan Mortgage Corporation...........       6.000       09/01/10         356,387
     38,680  Federal Home Loan Mortgage Corporation...........       6.000       10/01/10          36,757
    549,149  Federal Home Loan Mortgage Corporation...........       6.000       10/01/10         521,851
     39,196  Federal Home Loan Mortgage Corporation...........      11.750       01/01/11          43,280
        935  Federal Home Loan Mortgage Corporation...........      11.750       06/01/14           1,007
     25,320  Federal Home Loan Mortgage Corporation...........      11.750       12/01/14          28,313
     36,108  Federal Home Loan Mortgage Corporation...........      11.750       07/01/15          40,378
     40,690  Federal Home Loan Mortgage Corporation...........      11.750       01/01/16          45,503
     58,536  Federal National Mortgage Association............      14.500       11/01/14          71,487
     27,341  Federal National Mortgage Association............      12.500       08/01/15          31,665
    125,623  Federal National Mortgage Association............      12.500       09/01/15         146,116
     44,655  Federal National Mortgage Association............      12.000       01/01/16          51,367
     38,013  Federal National Mortgage Association............      11.500       04/01/19          42,765
    227,539  Federal National Mortgage Association............      11.500       02/01/20         256,478
    126,752  Federal National Mortgage Association............      13.000       02/26/26         148,695
     66,634  Federal National Mortgage Association............       6.500       04/01/26          62,406
  1,430,043  Federal National Mortgage Association............       6.500       04/01/26       1,339,312
    200,000  Government National Mortgage Association(a)......       7.000       01/22/26         191,781
                                                                                             ------------
             TOTAL U.S. GOVERNMENT AGENCY
               (cost $4,312,382)..............................                                  4,246,716
                                                                                             ------------
             TOTAL INVESTMENTS -- 92.0%
               (cost $10,043,562).............................                                  9,948,995
             REPURCHASE AGREEMENT -- 16.2%
  1,749,000  Repurchase Agreement dated 06/28/96, with
               J.P.Morgan Securities, collateralized
               by $1,564,000 U.S. Treasury Bonds,
               9.125%, due 05/15/09 valued at $1,784,915;
               proceeds: $1,749,790...........................       5.420       07/01/96       1,749,000

             Liabilities in excess of other
               assets -- (8.2%)...............................                                  (885,489)
                                                                                             ------------
             NET ASSETS -- 100.0%.............................                               $ 10,812,506
                                                                                             ------------
                                                                                             ------------

(a) Mortgage Dollar Roll. See Note 1.

                                 See accompanying notes to financial statements.
                                                                         PAGE 25

SALOMON  BROTHERS  INVESTMENT  SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                             INTEREST     MATURITY       VALUE
AMOUNT(a)    DESCRIPTION                                                RATE         DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 73.4%
             BASIC INDUSTRIES -- 18.4%
    500,000  Algoma Steel.........................................     12.375%     07/15/05    $    485,000
    500,000  Alvey Systems........................................     11.375      01/31/03         517,500
    500,000  Asia Pulp & Paper International Finance..............     11.750      10/01/05         512,500
    500,000  Clark-Schwebel.......................................     10.500      04/15/06         512,500
    250,000  Foamex...............................................     11.875      10/01/04         235,000
    500,000  Forest Oil...........................................     11.250      09/01/03         517,500
    500,000  Harris Chemical......................................     10.250      07/15/01         501,250
  1,000,000  International Semi-Technology (Zero Coupon until
               08/15/00, 11.50% thereafter)(b)....................     13.420      08/15/03         572,500
    750,000  NL Industries (Zero Coupon until 10/15/98, 13.00%
               thereafter)(b).....................................     11.641      10/15/05         582,188
    500,000  Norcal Waste Systems*................................     12.750      11/15/05         520,000
    500,000  Oregon Steel Mills...................................     11.000      06/15/03         515,000
    250,000  Renco Metals.........................................     12.000      07/15/00         282,500
  1,000,000  Renco Metals.........................................     11.500      07/01/03       1,015,000
    500,000  Repap Wisconsin......................................      9.875      05/01/06         445,000
    500,000  Southdown............................................     10.000      03/01/06         485,000
    500,000  Specialty Equipment..................................     11.375      12/01/03         516,250
    500,000  Stone Container......................................      9.875      02/01/01         488,125
    500,000  Terex................................................     13.750      05/15/02         521,875
    500,000  Texas Petrochemicals.................................     11.125      07/01/06         512,500
    500,000  Valcor...............................................      9.625      11/01/03         450,000
                                                                                               ------------
                                                                                                 10,187,188
                                                                                               ------------

             CONSUMER CYCLICALS -- 9.1%
    500,000  American Skiing......................................     12.000      07/15/06         490,000
    500,000  Collins & Aikman.....................................     11.500      04/15/06         506,250
  1,000,000  Hayes Wheels International...........................     11.000      07/15/06       1,012,500
    500,000  Herff Jones..........................................     11.000      08/15/05         522,500
    500,000  Hills Stores.........................................     12.500      07/01/03         490,000
    500,000  Hines Horticulture...................................     11.750      10/15/05         520,000
    500,000  Simmons..............................................     10.750      04/15/06         497,500
    500,000  Specialty Retailer...................................     11.000      08/15/03         520,000
    500,000  Wyndham Hotel........................................     10.500      05/15/06         500,000
                                                                                               ------------
                                                                                                  5,058,750
                                                                                               ------------

             CONSUMER NON-CYCLICALS -- 18.3%
    500,000  Americold............................................     12.875      05/01/08         510,000
    500,000  Argosy Gaming........................................     13.250      06/01/04         506,250
    500,000  Bally's Grand........................................     10.375      12/15/03         548,750
    500,000  Berry Plastics.......................................     12.250      04/15/04         540,000
    500,000  Big V Supermarkets...................................     11.000      12/15/04         465,000
    500,000  Borg-Warner..........................................      9.125      05/01/03         470,000
    500,000  Carr-Gottstein Foods.................................     12.000      11/15/05         512,500
    500,000  Cobb Theatres........................................     10.625      03/01/03         507,500
    500,000  Dade International...................................     11.125      05/01/06         517,500
    500,000  Empress River Casino.................................     10.750      04/01/02         522,500
    250,000  Hollywood Casino.....................................     12.750      11/01/03         250,000
    450,000  Jordan Industries (Zero Coupon until 08/01/98, 11.75%
               thereafter)(b).....................................     14.013      08/01/05         324,000
    400,000  Majestic Star Casino.................................     12.750      05/15/03         434,000
    500,000  Remington Product....................................     11.000      05/15/06         497,500
    500,000  Samsonite............................................     11.125      07/15/05         507,500

                See accompanying notes to financial statements.
PAGE 26

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

PRINCIPAL                                                             INTEREST     MATURITY       VALUE
AMOUNT(a)    DESCRIPTION                                                RATE         DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
    500,000  Selmer...............................................     11.000%     05/15/05    $    527,500
    500,000  Showboat Marina Casino...............................     13.500      03/15/03         542,500
    250,000  Specialty Foods......................................     11.125      10/01/02         237,500
    600,000  Trump Atlantic City..................................     11.250      05/01/06         606,000
    500,000  Twin Laboratories....................................     10.250      05/15/06         507,500
    500,000  Williamhouse Regency.................................     13.000      11/15/05         566,250
                                                                                               ------------
                                                                                                 10,100,250
                                                                                               ------------

             ENERGY -- 2.7%
    500,000  Benton Oil & Gas.....................................     11.625      05/01/03         515,000
    500,000  Chesapeake Energy....................................      9.125      04/15/06         487,500
    500,000  Cliffs Drilling......................................     10.250      05/15/03         495,000
                                                                                               ------------
                                                                                                  1,497,500
                                                                                               ------------

             FINANCIAL SERVICES -- 0.9%
    500,000  Polysindo International Finance......................     11.375      06/15/06         508,750
                                                                                               ------------

             HEALTH CARE -- 0.9%
    500,000  Paracelsus Healthcare................................      9.875      10/15/03         500,000
                                                                                               ------------

             MEDIA -- 7.8%
    500,000  Adelphia Communications..............................     12.500      05/15/02         507,500
    500,000  American Media Operation.............................     11.625      11/15/04         510,000
    500,000  Chancellor Broadcasting..............................      9.375      10/01/04         472,500
  1,000,000  Diamond Cable (Zero Coupon until 12/15/00, 11.75%
               thereafter)(b).....................................     11.750      12/15/05         587,500
  1,000,000  Marcus Cable (Zero Coupon until 12/15/00, 14.125%
               thereafter)(b).....................................     12.867      12/15/05         615,000
    500,000  People's Choice TV (Zero Coupon until 06/01/00,
               13.125% thereafter)(b).............................     13.125      06/01/04         290,000
    500,000  SFX Broadcasting.....................................     10.750      05/15/06         496,250
    750,000  United International Holdings(b).....................     13.371      11/15/99         495,000
    250,000  Wireless One, including 750 attached warrants........     13.000      10/15/03         258,750
                                                                                               ------------
                                                                                                  4,232,500
                                                                                               ------------

             TECHNOLOGY -- 3.6%
    500,000  Exide Electronics Group, including 500 attached
               warrants...........................................     11.500      03/15/06         530,000
    500,000  Talley Manufacturing & Technology....................     10.750      10/15/03         512,500
    500,000  Telex Communications.................................     12.000      07/15/04         534,375
    400,000  UNC..................................................     11.000      06/01/06         407,000
                                                                                               ------------
                                                                                                  1,983,875
                                                                                               ------------

             TELECOMMUNICATIONS & UTILITIES -- 8.6%
  1,000,000  AES..................................................     10.250      07/15/06       1,015,625
    900,000  Arch Communications Group (Zero Coupon until
               03/15/01, 10.875% thereafter)(b)...................     10.875      03/15/08         463,500
    500,000  A+ Network...........................................     11.875      11/01/05         513,750
  1,000,000  CS Wireless Systems (Zero Coupon until 03/01/01,
               11.375% thereafter)(b).............................     11.375      03/01/06         520,000
    500,000  El Paso Electric.....................................      9.400      05/01/11         495,000
    475,000  In Flight Phone, including 900 attached warrants
               (Zero Coupon until 05/15/98, 14.00%
               thereafter)(b).....................................     19.691      05/15/02         171,000
    500,000  Intelcom Group (Zero Coupon until 09/15/00, 13.500%
               thereafter)(b).....................................     12.725      09/15/05         300,000

                                 See accompanying notes to financial statements.
                                                                         PAGE 27

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS HIGH YIELD BOND FUND  (continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                                          INTEREST    MATURITY       VALUE
   AMOUNT(a)     DESCRIPTION                                            RATE        DATE       (NOTE 1a)
----------------------------------------------------------------------------------------------------------
      1,000,000  International CableTel (Zero Coupon until
                   02/01/01, 11.500% thereafter)(b)................    11.229%    02/01/06    $    556,250
        400,000  Western Wireless..................................    10.500     06/01/06         396,000
        600,000  Winstar Communications (Zero Coupon until
                   10/15/00, 14.00% thereafter)(b).................    14.000     10/15/05         333,000
                                                                                              ------------
                                                                                                 4,764,125
                                                                                              ------------

                 TRANSPORTATION -- 3.1%
        500,000  Airplanes Pass Through Trust......................    10.875     03/15/19         521,250
        500,000  Alamo Rent-a-Car..................................    11.750     01/31/06         517,500
        250,000  Petro PSC Properties..............................    12.500     06/01/02         241,250
        500,000  Venture Holdings Trust............................     9.750     04/01/04         425,000
                                                                                              ------------
                                                                                                 1,705,000
                                                                                              ------------
                 TOTAL CORPORATE BONDS
                   (cost $40,075,060)..............................                             40,537,938
                                                                                              ------------
                 CONVERTIBLE CORPORATE BONDS -- 1.2%
                 TECHNOLOGY -- 0.8%
        500,000  VLSI Technology...................................     8.250     10/01/05         443,750
                                                                                              ------------
                 TELECOMMUNICATIONS & UTILITIES -- 0.4%
        300,000  Winstar Communications
                   (Zero Coupon until 10/15/00, 14.00%
                   thereafter)(b)..................................     14.00     10/15/05         204,000
                                                                                              ------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                   (cost $624,647).................................                                647,750
                                                                                              ------------
                 SOVEREIGN BONDS -- 13.8%
                 ARGENTINA -- 3.7%
      1,732,500  Republic of Argentina, FRB, Series L*.............     6.313     03/31/05       1,351,350
   ARP  671,798  Republic of Argentina, BOCON, Pre 1*(c)...........     3.359     04/01/01         532,259
        250,000  Republic of Argentina, Par Bond, Series L*........     5.250     03/31/23         137,656
                                                                                              ------------
                                                                                                 2,021,265
                                                                                              ------------

                 BRAZIL -- 2.4%
        378,850  Federal Republic of Brazil, Capitalization
                   Bond(c).........................................     8.000     04/15/14         236,308
        500,000  Federal Republic of Brazil, Investment (Exit)
                   Bond............................................     6.000     09/15/13         316,250
      1,000,000  Federal Republic of Brazil, EI Bond, Series L*....     6.500     04/15/06         803,440
                                                                                              ------------
                                                                                                 1,355,998
                                                                                              ------------

                 BULGARIA -- 0.7%
        750,000  Republic of Bulgaria, Discount Bond,
                   Tranche A*......................................     6.250     07/28/24         389,063
                                                                                              ------------

                 ECUADOR -- 2.0%
      1,041,283  Republic of Ecuador, Registered PDI Bond*(c)......     6.063     02/27/15         472,482
      1,405,729  Republic of Ecuador, PDI Bond*(c).................     6.063     02/27/15         637,849
                                                                                              ------------
                                                                                                 1,110,331
                                                                                              ------------

                 MEXICO -- 1.4%
        860,400  United Mexico States, Global Bond.................    11.500     05/15/26         788,879
                                                                                              ------------

                 POLAND -- 0.4%
        350,000  Republic of Poland, RSTA Bond*....................     2.750     10/27/24         196,875
                                                                                              ------------

                See accompanying notes to financial statements.
PAGE 28

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS HIGH YIELD BOND FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                             INTEREST     MATURITY       VALUE
AMOUNT(a)    DESCRIPTION                                                RATE         DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             VENEZUELA -- 3.2%
 2,500,000   Republic of Venezuela DCB, Series DL.................      6.625%     12/18/07    $  1,775,000
                                                                                               ------------
             TOTAL SOVEREIGN BONDS
               (cost $6,992,392)..................................                                7,637,411
                                                                                               ------------
             LOAN PARTICIPATION -- 2.0%
 1,500,000   Kingdom of Morocco, Tranche A*(d)
               (Chase Manhattan Bank, N.A and
               Morgan Guaranty Trust Company)
               (cost $1,037,005)..................................      6.438      01/01/09       1,083,749
                                                                                               ------------
             TOTAL INVESTMENTS -- 90.4%
               (cost $48,729,104).................................                               49,906,848
                                                                                               ------------
             REPURCHASE AGREEMENTS -- 12.1%
 3,356,000   Repurchase Agreement dated 06/28/96, with J.P Morgan
               Securities, collateralized by $3,000,000 U.S.
               Treasury Bonds, 9.125%, due 05/15/09, valued at
               $3,423,750; proceeds: $3,357,516...................      5.420      07/01/96       3,356,000
 3,356,000   Repurchase Agreement dated 06/28/96, with Merrill
               Lynch, Pierce, Fenner & Smith, collateralized by
               $3,340,000 U.S. Treasury Bonds, 7.250%, due
               05/15/16, valued at $3,423,500; proceeds:
               $3,357,482.........................................      5.300      07/01/96       3,356,000
                                                                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (cost $6,712,000)..................................                                6,712,000
                                                                                               ------------
             Liabilities in excess of other assets -- (2.5%)......                              (1,382,053)
                                                                                               ------------
             NET ASSETS -- 100.0%.................................                             $ 55,236,795
                                                                                               ------------
                                                                                               ------------

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

(a) Principal denominated in U.S. dollars unless otherwise indicated.

(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.

(d) Participation interest was acquired through the financial institutions indicated parenthetically.

Abbreviations used in this statement:

ARP    -- Argentinean Peso
DCB    -- Debt Conversion Bond
EI     -- Eligible Interest
FRB    -- Floating Rate Bond
PDI    -- Past Due Interest
RSTA   -- Revolving Short Term Agreement

                                 See accompanying notes to financial statements.
                                                                         PAGE 29

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS STRATEGIC BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                             INTEREST     MATURITY       VALUE
AMOUNT(a)    DESCRIPTION                                                RATE         DATE       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 51.1%
             BASIC INDUSTRIES -- 13.1%
    250,000  Algoma Steel.........................................     12.375%     07/15/05    $    242,500
    250,000  Clark-Schwebel.......................................     10.500      04/15/06         256,250
    250,000  Foamex...............................................     11.875      10/01/04         235,000
    250,000  NL Industries (Zero Coupon until 10/15/98, 13.00%
               thereafter)(b).....................................     12.619      10/15/05         194,063
    600,000  Norcal Waste Systems*................................     12.750      11/15/05         624,000
    250,000  Renco Metals.........................................     12.000      07/15/00         282,500
    250,000  Stone Container......................................     10.750      10/01/02         253,125
    250,000  Terex................................................     13.750      05/15/02         260,938
    250,000  Valcor...............................................      9.625      11/01/03         225,000
                                                                                               ------------
                                                                                                  2,573,376
                                                                                               ------------

             CONSUMER CYCLICALS -- 6.0%
    250,000  American Skiing......................................     12.000      07/15/06         245,000
    250,000  Cole National........................................     11.250      10/01/01         264,375
    250,000  Hines Horticulture...................................     11.750      10/15/05         260,000
    200,000  U.S. Leasing International...........................      8.450      01/25/05         212,632
    200,000  Wyndham Hotel........................................     10.500      05/15/06         200,000
                                                                                               ------------
                                                                                                  1,182,007
                                                                                               ------------

             CONSUMER NON-CYCLICALS -- 14.4%
    250,000  Americold............................................     12.875      05/01/08         255,000
    250,000  Bally's Grand........................................     10.375      12/15/03         274,375
    250,000  Berry Plastics.......................................     12.250      04/15/04         270,000
    250,000  Cobb Theatres........................................     10.625      03/01/03         253,750
    125,000  Hollywood Casino.....................................     12.750      11/01/03         125,000
    450,000  Jordan Industries (Zero Coupon until 08/01/98, 11.75%
               thereafter)(b).....................................     14.013      08/01/05         324,000
    250,000  Remington Product....................................     11.000      05/15/06         248,750
    100,000  Samsonite............................................     11.125      07/15/05         101,500
    250,000  Selmer...............................................     11.000      05/15/05         263,750
    250,000  Smiths Food & Drug...................................     11.250      05/15/07         251,875
    250,000  Trump Atlantic City..................................     11.250      05/01/06         252,500
    200,000  Twin Laboratories....................................     10.250      05/15/06         203,000
                                                                                               ------------
                                                                                                  2,823,500
                                                                                               ------------

             ENERGY -- 2.6%
    250,000  Benton Oil & Gas.....................................     11.625      05/01/03         257,500
    250,000  Cliffs Drilling......................................     10.250      05/15/03         247,500
                                                                                               ------------
                                                                                                    505,000
                                                                                               ------------

             FINANCIAL SERVICES -- 0.3%
     60,000  Mellon Financial.....................................      9.750      06/15/01          66,581
                                                                                               ------------

             MEDIA -- 6.5%
    250,000  Adelphia Communications..............................     12.500      05/15/02         253,750
    250,000  American Media Operation.............................     11.625      11/15/04         255,000
    500,000  Marcus Cable (Zero Coupon until 12/15/00, 14.125%
               thereafter)(b).....................................     12.813      12/15/05         307,500
    500,000  People's Choice TV (Zero Coupon until 06/01/00,
               13.125% thereafter)(b).............................     13.125      06/01/04         290,000
    250,000  United International Holdings(b).....................     13.893      11/15/99         165,000
                                                                                               ------------
                                                                                                  1,271,250
                                                                                               ------------

                See accompanying notes to financial statements.
PAGE 30

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

  PRINCIPAL                                                         INTEREST     MATURITY       VALUE
  AMOUNT(a)      DESCRIPTION                                          RATE         DATE       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
                 TECHNOLOGY -- 3.5%
       250,000   Exide Electronics Group, including 250 attached
                   warrants.....................................     11.500%     03/15/06    $    265,000
       400,000   Talley Manufacturing & Technology..............     10.750      10/15/03         410,000
                                                                                             ------------
                                                                                                  675,000
                                                                                             ------------

                 TELECOMMUNICATIONS & UTILITIES -- 3.4%
       300,000   Arch Communications Group (Zero Coupon until
                   03/15/01, 10.875% thereafter)(b).............     10.875      03/15/08         154,500
       250,000   A+ Network.....................................     11.875      11/01/05         256,875
       250,000   In Flight Phone, including 400 attached
                   warrants (Zero Coupon until 05/15/98, 14.00%
                   thereafter)(b)...............................     14.000      05/15/02          90,000
       300,000   Winstar Communications
                   (Zero Coupon until 10/15/00, 14.00%
                   thereafter)(b)...............................     14.000      10/15/05         166,500
                                                                                             ------------
                                                                                                  667,875
                                                                                             ------------

                 TRANSPORTATION -- 1.3%
       250,000   Airplanes Pass Through Trust...................     10.875      03/15/19         260,625
                                                                                             ------------
                 TOTAL CORPORATE BONDS
                   (cost $9,927,021)............................                               10,025,214
                                                                                             ------------
                 CONVERTIBLE CORPORATE BONDS -- 0.5%
                 TELECOMMUNICATIONS & UTILITIES -- 0.5%
       150,000   Winstar Communications
                   (Zero Coupon until 10/15/00, 14.00%
                   thereafter)(b) (cost $83,969)................     14.000      10/15/05         102,000
                                                                                             ------------
                 SOVEREIGN BONDS -- 23.4%
                 ARGENTINA -- 5.1%
       955,327   Republic of Argentina, BOCON, Pre 2*(c)........      5.422      04/01/01         859,125
       250,000   Republic of Argentina, Par Bond, Series L......      5.250      03/31/23         137,656
                                                                                             ------------
                                                                                                  996,781
                                                                                             ------------
                 BRAZIL -- 2.1%
       649,459   Federal Republic of Brazil, Capitalization
                   Bond(c)......................................      8.000      04/15/14         405,100
                                                                                             ------------

                 BULGARIA -- 1.3%
       500,000   Republic of Bulgaria, Discount Bond, Tranche
                   A............................................      6.250      07/28/24         259,375
                                                                                             ------------

                 DENMARK -- 0.1%
DKK     50,000   Kingdom of Denmark.............................      7.000      12/15/04           8,380
DKK     90,000   Kingdom of Denmark.............................      9.000      11/15/98          15,572
                                                                                             ------------
                                                                                                   23,952
                                                                                             ------------

                 ECUADOR -- 1.6%
       850,000   Republic of Ecuador, Par Bond*.................      3.250      02/28/25         304,938
                                                                                             ------------

                 GERMANY -- 3.9%
 DEM   160,000   Government of Germany, Series 106..............      6.000      02/20/98         108,392
 DEM   760,000   Government of Germany, Series 86...............      6.000      04/20/98         515,163
 DEM   230,000   Government of Germany, Series 96...............      6.000      02/16/06         148,418
                                                                                             ------------
                                                                                                  771,973
                                                                                             ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 31

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS STRATEGIC BOND FUND  (continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                         INTEREST     MATURITY       VALUE
  AMOUNT(a)      DESCRIPTION                                          RATE         DATE       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
                 KOREA -- 2.2%
       400,000   Korea Development Bank.........................      9.600%     12/01/00    $    439,020
                                                                                             ------------

                 MEXICO -- 1.7%
       360,400   United Mexico States, Global Bond..............     11.500      05/15/26         330,442
                                                                                             ------------

                 NETHERLANDS -- 0.2%
NLG     60,000   Netherlands Government.........................      6.250      07/15/98          37,826
                                                                                             ------------

                 POLAND -- 3.4%
       500,000   Republic of Poland, PDI Bond*..................      3.750      10/27/14         385,000
       500,000   Republic of Poland, RSTA Bond*.................      2.750      10/27/24         281,250
                                                                                             ------------
                                                                                                  666,250
                                                                                             ------------

                 VENEZUELA -- 1.8%
       250,000   Republic of Venezuela DCB, Series DL*..........      6.625      12/18/07         177,500
       250,000   Republic of Venezuela FLIRB, Series B*.........      6.500      03/31/07         180,781
                                                                                             ------------
                                                                                                  358,281
                                                                                             ------------
                 TOTAL SOVEREIGN BONDS
                   (cost $4,044,919)............................                                4,593,938
                                                                                             ------------
                 LOAN PARTICIPATION -- 1.9%
       500,000   Kingdom of Morocco, Tranche A*(d) (Chase
                   Manhattan Bank, N.A. and
                   Morgan Guaranty Trust Company)
                   (cost $323,254)..............................      6.438      01/01/09         361,250
                                                                                             ------------
                 U.S. GOVERNMENT & AGENCY -- 17.7%
       624,501   Federal Home Loan Mortgage Corporation.........      6.000      09/01/10         593,831
        56,008   Federal Home Loan Mortgage Corporation.........      6.000      10/01/10          53,030
        31,688   Federal National Mortgage Association..........     13.000      11/15/15          37,174
        99,801   Federal National Mortgage Association..........      6.500      02/01/26          93,380
       997,912   Federal National Mortgage Association..........      6.500      03/01/26         933,706
        60,000   U.S. Treasury Note.............................      6.125      05/31/97          60,187
       340,000   U.S. Treasury Note.............................      5.625      02/28/01         328,578
       600,000   U.S. Treasury Note.............................      6.250      04/30/01         594,282
       250,000   U.S. Treasury Note.............................      5.875      11/15/05         235,508
       530,000   U.S. Treasury Note.............................      6.875      05/15/06         535,878
                                                                                             ------------
                 TOTAL U.S. GOVERNMENT & AGENCY
                   (cost $3,495,786)............................                                3,465,554
                                                                                             ------------
                 TOTAL INVESTMENTS -- 94.6%
                   (cost $17,874,949)...........................                               18,547,956
                                                                                             ------------
                 REPURCHASE AGREEMENTS -- 9.4%
       921,000   Repurchase Agreement dated
                   06/28/96, with J.P. Morgan
                   Securities, collateralized by $824,000 U.S.
                   Treasury Bonds, 9.125%, due 05/15/09 valued
                   at $940,390; proceeds: $921,416..............      5.420      07/01/96         921,000

                See accompanying notes to financial statements.
PAGE 32

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS STRATEGIC BOND FUND  (concluded)
--------------------------------------------------------------------------------

  PRINCIPAL                                                         INTEREST     MATURITY       VALUE
  AMOUNT(a)      DESCRIPTION                                          RATE         DATE       (NOTE 1a)
---------------------------------------------------------------------------------------------------------
       921,000   Repurchase Agreement dated 06/28/96, with
                   Merrill Lynch, Pierce, Fenner & Smith,
                   collateralized by $920,000 U.S. Treasury
                   Bonds, 7.250%, due 05/15/16, valued at
                   $943,000; proceeds: $921,407.................      5.300%     07/01/96    $    921,000
                                                                                             ------------
                 TOTAL REPURCHASE AGREEMENTS
                   (cost $1,842,000)............................                                1,842,000
                                                                                             ------------
                 Liabilities in excess of other
                   assets -- (4.0%).............................                                (785,732)
                                                                                             ------------
                 NET ASSETS -- 100.0%...........................                             $ 19,604,224
                                                                                             ------------
                                                                                             ------------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                    MATURITY             CONTRACTS TO                         CONTRACTS      APPRECIATION
                      DATES            DELIVER/RECEIVE     IN EXCHANGE FOR    AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
PURCHASES
                    07/22/96           $         28,254     AUD     35,765      28,058         $   (196)
                    07/22/96                    103,480     CAD    141,457     103,667              187
                    07/22/96                    545,255      DEM   829,846     546,620            1,365
                    07/22/96                     72,540     DKK    422,907      72,267             (273)
                    07/22/96                    109,215     GBP     70,598     109,676              461
                    07/22/96                    153,452     NLG    259,487     152,448           (1,004)
SALES
                    07/22/96            AUD      36,764    $        28,603      28,843             (240)
                    07/22/96            BEF     115,822              3,780       3,699               81
                    07/22/96            CAD     143,141            105,019     104,901              118
                    07/22/96             DEM    473,349            316,559     311,795            4,764
                    07/22/96            DKK     604,289            104,838     103,262            1,576
                    07/22/96            GBP     135,193            203,514     210,027           (6,513)
                    07/22/96            NLG     324,331            193,337     190,543            2,794
                                                                                            --------------
                                                                                               $  3,120
                                                                                            --------------
                                                                                            --------------

 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

(a) Principal denominated in U.S. dollars unless otherwise indicated.

(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.

(d) Participation interest was acquired through the financial institutions indicated parenthetically.

Abbreviations used in this statement:

DCB    -- Debt Conversion Bond
FLIRB  -- Front-Loaded Interest Reduction Bonds
PDI    -- Past Due Interest
RSTA   -- Revolving Short Term Agreement
AUD    -- Australian Dollar
BEF    -- Belgian Franc
CAD    -- Canadian Dollar
DEM    -- German Deutschemark
DKK    -- Danish Krone
GBP    -- British Pound Sterling
NLG    -- Netherlands Guilder

                                 See accompanying notes to financial statements.
                                                                         PAGE 33

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES   DESCRIPTION                                                                         (NOTE 1a)
--------------------------------------------------------------------------------------------------------
         COMMON STOCKS -- 41.6%
         BASIC INDUSTRIES -- 3.3%
 4,600   Dow Chemical....................................................................   $    349,600
 6,000   Dupont (E.I.) de Nemours........................................................        474,750
10,000   Nalco Chemical..................................................................        315,000
                                                                                            ------------
                                                                                               1,139,350
                                                                                            ------------

         CAPITAL GOODS -- 2.6%
 4,800   Boeing..........................................................................        418,200
 8,000   Deere...........................................................................        320,000
 2,200   Textron.........................................................................        175,725
                                                                                            ------------
                                                                                                 913,925
                                                                                            ------------

         CONSUMER CYCLICALS -- 7.2%
10,000   Ball............................................................................        287,500
 9,500   Eastman Kodak...................................................................        738,619
14,000   Ford Motor......................................................................        453,250
 5,000   General Motors..................................................................        261,875
 9,100   May Department Stores...........................................................        398,125
 7,000   Sears, Roebuck..................................................................        340,375
                                                                                            ------------
                                                                                               2,479,744
                                                                                            ------------

         CONSUMER NON-CYCLICALS -- 2.8%
50,000   Food Lion.......................................................................        387,500
 4,000   Philip Morris Companies.........................................................        416,000
 5,000   RJR Nabisco Holdings............................................................        155,000
                                                                                            ------------
                                                                                                 958,500
                                                                                            ------------

         ENERGY -- 8.6%
 6,500   Amoco...........................................................................        470,438
13,000   Dresser Industries..............................................................        383,500
 3,000   Exxon...........................................................................        260,625
 2,000   Mobil...........................................................................        224,250
 2,000   Royal Dutch Petroleum, 5 Guilder................................................        307,500
10,000   Suncor..........................................................................        316,250
 3,000   Texaco..........................................................................        251,625
17,000   USX -- Marathon Group...........................................................        342,125
 8,000   Williams Companies..............................................................        396,000
                                                                                            ------------
                                                                                               2,952,313
                                                                                            ------------

         FINANCIAL SERVICES -- 4.4%
 8,000   Allstate........................................................................        365,000
 4,700   Associates First Capital........................................................        176,838
 2,500   Cigna...........................................................................        294,688
 5,300   Citicorp........................................................................        437,913
 4,200   UNUM............................................................................        261,450
                                                                                            ------------
                                                                                               1,535,889
                                                                                            ------------

         HEALTH CARE -- 2.9%
 6,500   American Home Products..........................................................        390,813
11,200   SmithKline Beecham -- ADR.......................................................        609,000
                                                                                            ------------
                                                                                                 999,813
                                                                                            ------------

                See accompanying notes to financial statements.
PAGE 34

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES   DESCRIPTION                                                                         (NOTE 1a)
--------------------------------------------------------------------------------------------------------
         REAL ESTATE INVESTMENT TRUSTS -- 4.5%
16,000   Beacon Properties...............................................................   $    410,000
12,000   Duke Realty Investments.........................................................        363,000
17,000   Highwoods Properties............................................................        469,625
10,000   Patriot American Hospitality....................................................        296,250
                                                                                            ------------
                                                                                               1,538,875
                                                                                            ------------
         TELECOMMUNICATIONS & UTILITIES -- 3.9%
 6,000   American Electric Power.........................................................        255,750
 5,000   Ameritech.......................................................................        296,875
 9,000   BellSouth.......................................................................        381,375
 9,000   GTE.............................................................................        402,750
                                                                                            ------------
                                                                                               1,336,750
                                                                                            ------------
         TRANSPORTATION -- 1.4%
26,000   Canadian National Railway.......................................................        477,750
                                                                                            ------------
         TOTAL COMMON STOCKS
           (cost $13,363,309)............................................................     14,332,909
                                                                                            ------------
         CONVERTIBLE PREFERRED STOCKS -- 6.8%
         BASIC INDUSTRIES -- 0.1%
 2,500   Coeur D'Alene Mines 7.00%.......................................................         49,375
                                                                                            ------------
         CAPITAL GOODS -- 0.5%
10,000   Coopers Industries 6.00%........................................................        167,500
                                                                                            ------------
         CONSUMER CYCLICALS -- 0.5%
 3,000   K-Mart Financing 7.75%..........................................................        162,750
                                                                                            ------------
         CONSUMER NON-CYCLICALS -- 1.3%
 5,000   James River 9.00%...............................................................        126,250
50,000   RJR Nabisco Holdings 9.25%......................................................        325,000
                                                                                            ------------
                                                                                                 451,250
                                                                                            ------------
         ENERGY -- 2.4%
 2,500   Ashland $3.125..................................................................        159,688
 2,500   Devon Energy $3.25..............................................................        128,125
 5,000   Enron 6.25%.....................................................................        129,375
 5,000   Sun Company $1.80...............................................................        147,500
 2,500   Tejas Gas 5.25%.................................................................        125,000
 2,500   Unocal 7.00%....................................................................        141,563
                                                                                            ------------
                                                                                                 831,251
                                                                                            ------------
         FINANCIAL SERVICES -- 0.4%
 2,500   Merrill Lynch 6.50%.............................................................        135,000
                                                                                            ------------

         HEALTH CARE -- 0.4%
 6,000   FHP International 5.00%.........................................................        153,000
                                                                                            ------------

         MEDIA -- 0.4%
 2,500   SFX Broadcasting 6.50%..........................................................        131,875
                                                                                            ------------
         TECHNOLOGY -- 0.8%
 2,200   Elsag Bailey 5.50%..............................................................        108,900
 3,000   Greenfield Capital Trust 6.00%..................................................        156,000
                                                                                            ------------
                                                                                                 264,900
                                                                                            ------------
         TOTAL CONVERTIBLE PREFERRED STOCKS
           (cost $2,254,029).............................................................      2,346,901
                                                                                            ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 35

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS TOTAL RETURN FUND  (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 22.9%
             BASIC INDUSTRIES -- 4.4%
$   100,000  Acetex.........................................       9.750%      10/01/03    $     99,000
    100,000  Algoma Steel...................................      12.375       07/15/05          97,000
    200,000  Alvey Systems..................................      11.375       01/31/03         207,000
    200,000  Clark-Schwebel.................................      10.500       04/15/06         205,000
    100,000  Crown Paper....................................      11.000       09/01/05          95,250
    200,000  Four M.........................................      12.000       06/01/06         204,000
    200,000  International Semi-Technology (Zero Coupon
               until 08/15/00, 11.50% thereafter) (a).......      13.420       08/15/03         114,500
    100,000  Norcal Waste Systems*..........................      12.750       11/15/05         104,000
    200,000  Southdown......................................      10.000       03/01/06         194,000
    200,000  Specialty Equipment............................      11.375       12/01/03         206,500
                                                                                           ------------
                                                                                              1,526,250
                                                                                           ------------
             CONSUMER CYCLICALS -- 4.4%
    200,000  Cole National..................................      11.250       10/01/01         211,500
    150,000  Finlay Fine Jewelry............................      10.625       05/01/03         150,000
    200,000  Flagstar.......................................      10.750       09/15/01         174,000
    350,000  Hayes Wheels International.....................      11.000       07/15/06         354,375
    100,000  Herff Jones....................................      11.000       08/15/05         104,500
    200,000  Hines Horticulture.............................      11.750       10/15/05         208,000
    100,000  Jitney-Jungle Stores...........................      12.000       03/01/06         101,750
    200,000  Wyndham Hotel..................................      10.500       05/15/06         200,000
                                                                                           ------------
                                                                                              1,504,125
                                                                                           ------------
             CONSUMER NON-CYCLICALS -- 4.2%
    100,000  American Safety Razor..........................       9.875       08/01/05         101,000
    100,000  Americold......................................      12.875       05/01/08         102,000
    100,000  Bally's Grand..................................      10.375       12/15/03         109,750
    100,000  Berry Plastics.................................      12.250       04/15/04         108,000
    100,000  Borg-Warner....................................       9.125       05/01/03          94,000
    100,000  Carr-Gottstein Foods...........................      12.000       11/15/05         102,500
    100,000  Cobb Theatres..................................      10.625       03/01/03         101,500
    200,000  Empress River Casino...........................      10.750       04/01/02         209,000
    100,000  Jordan Industries..............................      10.375       08/01/03          95,000
    200,000  Remington Product..............................      11.000       05/15/06         199,000
    100,000  Samsonite......................................      11.125       07/15/05         101,500
    100,000  Selmer.........................................      11.000       05/15/05         105,500
                                                                                           ------------
                                                                                              1,428,750
                                                                                           ------------
             ENERGY -- 0.6%
    200,000  Cliffs Drilling................................      10.250       05/15/03         198,000
                                                                                           ------------
             FINANCIAL SERVICES -- 5.4%
    250,000  Associates N.A.................................       5.600       01/15/01         237,590
    225,000  Commercial Credit..............................       6.875       05/01/02         223,702
    175,000  Ford Motor Credit..............................       6.250       12/08/05         161,522
    200,000  Mellon Financial...............................       9.750       06/15/01         221,938
    325,000  Merrill Lynch..................................       7.375       05/15/06         324,665
    350,000  Nationsbank Credit Card Master Trust...........       6.450       04/15/03         346,500
    250,000  Standard Credit Card Master Trust..............       6.750       06/07/00         251,563
    100,000  USL Capital....................................       8.125       02/15/00         103,962
                                                                                           ------------
                                                                                              1,871,442
                                                                                           ------------

             HEALTH CARE -- 0.6%
    200,000  Paracelsus Healthcare..........................       9.875       10/15/03         200,000
                                                                                           ------------

                See accompanying notes to financial statements.
PAGE 36

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             MEDIA -- 1.6%
$   200,000  American Media Operation.......................      11.625%      11/15/04    $    204,000
    200,000  Diamond Cable (Zero Coupon until 12/15/00,
               11.75% thereafter) (a).......................      11.750       12/15/05         117,500
    200,000  Marcus Cable (Zero Coupon until 12/15/00,
               14.125% thereafter) (a)......................      12.921       12/15/05         123,000
    150,000  United International Holdings (a)..............      13.187       11/15/99          99,000
                                                                                           ------------
                                                                                                543,500
                                                                                           ------------
             TECHNOLOGY -- 1.2%
    200,000  Exide Electronics Group, including 200 attached
               warrants.....................................      11.500       03/15/06         212,000
    200,000  Talley Manufacturing & Technology..............      10.750       10/15/03         205,000
                                                                                           ------------
                                                                                                417,000
                                                                                           ------------
             TELECOMMUNICATIONS & UTILITIES -- 0.5%
    200,000  Arch Communications Group (Zero Coupon until
               03/15/01, 10.875% thereafter) (a)............      10.875       03/15/08         103,000
    125,000  Intelcom Group (Zero Coupon until 09/15/00,
               13.500% thereafter) (a)......................      12.725       09/15/05          75,000
                                                                                           ------------
                                                                                                178,000
                                                                                           ------------
             TOTAL CORPORATE BONDS
               (cost $7,891,432)............................                                  7,867,067
                                                                                           ------------
             CONVERTIBLE CORPORATE BONDS -- 7.3%
             BASIC INDUSTRIES -- 0.7%
    100,000  Coeur D'Alene Mines............................       6.375       01/31/04          99,000
    350,000  Roche Holdings (a).............................       6.089       04/20/10         147,875
                                                                                           ------------
                                                                                                246,875
                                                                                           ------------
             CONSUMER CYCLICALS -- 2.1%
    150,000  Federated Department Stores....................       5.000       10/01/03         171,000
    750,000  Hollinger (a)..................................       6.607       10/05/13         246,563
    150,000  Magna International............................       5.000       10/15/02         157,125
    150,000  Price..........................................       5.500       02/28/12         156,000
                                                                                           ------------
                                                                                                730,688
                                                                                           ------------
             CONSUMER NON-CYCLICALS -- 0.9%
    350,000  Texas Instruments..............................       6.125       02/01/06         322,263
                                                                                           ------------

             ENERGY -- 1.0%
    250,000  Baker Hughes (a)...............................       3.413       05/05/08         171,250
    150,000  Noble Affiliates...............................       4.250       11/01/03         163,500
                                                                                           ------------
                                                                                                334,750
                                                                                           ------------
             FINANCIAL SERVICES -- 0.8%
    150,000  Sandoz Capital.................................       2.000       10/06/02         159,469
    100,000  Trenwick Group.................................       6.000       12/15/99         107,500
                                                                                           ------------
                                                                                                266,969
                                                                                           ------------

             TECHNOLOGY -- 1.2%
    200,000  Data General...................................       7.750       06/01/01         196,000
    125,000  EMC............................................       4.250       01/01/01         133,750
     50,000  Seagate Technology.............................       5.000       11/01/03          86,750
                                                                                           ------------
                                                                                                416,500
                                                                                           ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 37

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS TOTAL RETURN FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS & UTILITIES -- 0.6%
$   600,000  U.S. Cellular (a)..............................       5.486%      06/15/15    $    204,000
                                                                                           ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
               (cost $2,494,338)............................                                  2,522,045
                                                                                           ------------
             U.S. GOVERNMENT & AGENCY -- 11.0%
    304,615  Federal Home Loan Mortgage Corporation.........       6.500       03/01/26         285,764
    250,000  Federal Home Loan Mortgage Corporation (b).....       7.000       04/01/26         240,742
     46,353  Federal National Mortgage Association..........       6.500       10/01/10          45,033
     89,666  Federal National Mortgage Association..........       9.500       08/01/22          95,977
    103,583  Federal National Mortgage Association..........       7.500       08/01/23         102,555
    500,000  Federal National Mortgage Association..........       8.000       05/11/25         503,906
     97,233  Federal National Mortgage Association..........       7.000       09/01/25          93,571
     97,468  Federal National Mortgage Association..........       6.500       12/01/25          91,197
    303,435  Federal National Mortgage Association..........       7.000       03/01/26         292,338
    102,851  Government National Mortgage Association.......       7.500       01/15/23         102,082
    203,460  Government National Mortgage Association.......       7.500       03/15/26         200,724
    240,000  U.S. Treasury Bond.............................       7.625       02/15/25         258,600
    250,000  U.S. Treasury Bond.............................       6.000       02/15/26         221,797
    200,000  U.S. Treasury Note.............................       5.125       02/28/98         197,062
    330,000  U.S. Treasury Note.............................       7.500       10/31/99         340,778
    735,000  U.S. Treasury Note.............................       5.750       08/15/03         699,970
                                                                                           ------------
             TOTAL U.S. GOVERNMENT & AGENCY
               (cost $3,833,705)............................                                  3,772,096
                                                                                           ------------
             TOTAL INVESTMENTS -- 89.6%
               (cost $29,836,813)...........................                                 30,841,018
                                                                                           ------------
             REPURCHASE AGREEMENTS -- 15.2%
  2,608,000  Repurchase Agreement dated 06/28/96, with J.P.
               Morgan Securities, collateralized by
               $2,093,000 U.S. Treasury Bonds, 10.375%, due
               11/15/12 valued at $2,660,726; proceeds:
               $2,609,178...................................       5.300       07/01/96       2,608,000
  2,608,000  Repurchase Agreement dated 06/28/96, with
               Merrill Lynch, Pierce, Fenner & Smith,
               collateralized by $2,600,000 U.S. Treasury
               Bonds, 7.250%, due 05/15/16, valued at
               $2,665,000; proceeds: $2,609,152.............       5.420       07/01/96       2,608,000
                                                                                           ------------

             TOTAL REPURCHASE AGREEMENTS
               (cost $5,216,000)............................                                  5,216,000
                                                                                           ------------

             Liabilities in excess of other
               assets -- (4.8%).............................                                (1,650,305)
                                                                                           ------------

             NET ASSETS -- 100.0%...........................                               $ 34,406,713
                                                                                           ------------
                                                                                           ------------

 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
 (b) Mortgage Dollar Roll. See Note 1.
Abbreviation used in this statement:
ADR --  American Depository Receipt

                See accompanying notes to financial statements.
PAGE 38

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES     DESCRIPTION                                                                       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           COMMON STOCKS -- 79.6%
           HONG KONG -- 22.6%
   30,100  Asia Satellite Telecommunications Holdings*...................................   $    89,241
  160,000  Cafe de Coral Holdings........................................................        44,440
  115,000  Chen Hsong Holdings...........................................................        61,654
   21,000  Cheung Kong...................................................................       151,245
   13,000  Citic Pacific.................................................................        52,566
   51,500  Giordano International........................................................        49,898
   57,800  HKR International.............................................................        67,203
   50,000  Hong Kong Telecommunications..................................................        89,785
    5,600  HSBC Holdings.................................................................        84,643
   71,000  Innovative International Holdings.............................................        25,224
   11,250  New World Development.........................................................        52,175
  232,000  Qingling Motors Company.......................................................        77,925
   40,000  Shanghai Industrial Investments*..............................................        49,091
  410,000  Shanghai Petrochemical........................................................       116,526
  130,000  Sino Hotels Holdings..........................................................        39,886
   10,000  Swire Pacific.................................................................        85,586
   26,000  Varitronix International......................................................        54,245
                                                                                            -----------
                                                                                              1,191,333
                                                                                            -----------

           INDIA -- 5.9%
   22,300  Arvind Mills -- GDR...........................................................       111,500
    7,200  Ashok Leyland -- GDR*.........................................................       100,080
    7,100  Reliance Industries -- GDR....................................................        98,690
                                                                                            -----------
                                                                                                310,270
                                                                                            -----------

           INDONESIA -- 4.6%
   35,000  Lippo Karawachi...............................................................        52,632
   38,000  Lippo Life Insurance(a).......................................................        50,000
    4,500  PT Hm Sampoerna*..............................................................        51,235
   50,000  PT Inti Indorayon Utama(a)....................................................        48,335
   26,000  PT Telekomunikasion*(a).......................................................        39,377
                                                                                            -----------
                                                                                                241,579
                                                                                            -----------

           MALAYSIA -- 12.7%
   20,000  Arab Malaysia.................................................................        78,573
   90,000  Bolton Properties.............................................................       150,812
    8,000  Malayan Banking Berhad........................................................        76,969
   20,000  Malaysia Assurance Alliance...................................................       105,833
   31,000  Malaysian Airline System Berhad...............................................        98,797
  112,000  Tan Chong Motor Holdings Berhad...............................................       163,432
                                                                                            -----------
                                                                                                674,416
                                                                                            -----------

           PAKISTAN -- 1.5%
    6,800  Pakistan State Oil*...........................................................        80,229
                                                                                            -----------

           PHILIPPINES -- 2.8%
  277,000  Universal Robina..............................................................       148,015
                                                                                            -----------

                                 See accompanying notes to financial statements.
                                                                         PAGE 39

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS ASIA GROWTH FUND  (continued)
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES     DESCRIPTION                                                                       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           SINGAPORE -- 13.7%
    6,400  Cerebos Pacific...............................................................   $    57,605
   48,000  Hong Kong Land Holdings.......................................................       108,000
   28,000  Hong Leong Finance............................................................        98,030
   35,000  Hotel Properties..............................................................        62,013
    7,600  Jardine Matheson Holdings.....................................................        55,860
   11,000  Marco Polo Developments.......................................................        21,828
   20,000  Sembawang.....................................................................        99,220
    2,500  Singapore Press Holdings(a)...................................................        49,079
    4,000  United Overseas Bank(a).......................................................        38,271
   64,000  Wing Tai Holdings.............................................................       136,073
                                                                                            -----------
                                                                                                725,979
                                                                                            -----------

           SRI LANKA -- 0.6%
  148,000  Asia Capital*.................................................................        21,331
   26,000  United Motors Lanka...........................................................        12,413
                                                                                            -----------
                                                                                                 33,744
                                                                                            -----------

           THAILAND -- 15.2%
   23,300  Bangkok Bank..................................................................       220,201
    3,000  BEC World*....................................................................        16,775
   22,800  Dhana Siam Finance............................................................       117,614
   15,000  Property Perfect(a)...........................................................        64,383
   95,000  Siam City Bank................................................................        87,911
   27,500  Thai Farmers Bank.............................................................       203,583
   41,000  Thai Telephone & Telecommunications*(a).......................................        92,833
                                                                                            -----------
                                                                                                803,300
                                                                                            -----------

           TOTAL COMMON STOCKS (cost $4,332,752).........................................     4,208,865
                                                                                            -----------
PRINCIPAL
 AMOUNT
---------
           CONVERTIBLE CORPORATE BONDS -- 2.3%
           HONG KONG -- 2.3%
$  84,000  China Resources Enterprises, 3.00%, due 11/24/05 (cost $106,169)..............       119,616
                                                                                            -----------
SHARES
---------

           WARRANTS -- 1.1%
  190,000  Swire Pacific Call Warrants (expiring 05/27/97)...............................        35,591
    9,000  Thai Basket Warrants (expiring 11/19/96)......................................        20,043
                                                                                            -----------
           TOTAL WARRANTS (cost $82,934).................................................        55,634
                                                                                            -----------
CONTRACTS
---------
           PURCHASED OPTIONS -- 0.4%
      352  Hang Seng Index Call (expiring 12/30/96, exercise price HKD 11,541)
             (cost $23,247)..............................................................        23,241
                                                                                            -----------
           TOTAL INVESTMENTS -- 83.4%
             (cost $4,545,102)...........................................................     4,407,356
                                                                                            -----------

                See accompanying notes to financial statements.
PAGE 40

SALOMON                 BROTHERS                INVESTMENT                SERIES


SALOMON BROTHERS ASIA GROWTH FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                                                      VALUE
 AMOUNT    DESCRIPTION                                                                       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS -- 14.6%
$ 386,098  Repurchase Agreement, 5.420% due 07/01/96, dated 06/28/96, with J.P. Morgan
             Securities, collateralized by $346,000 U.S. Treasury Bonds, 9.125%, due
             05/15/09 valued at $394,873; proceeds: $386,272.............................   $   386,098

  386,098  Repurchase Agreement, 5.300% due 07/01/96, dated 06/28/96, with Merrill Lynch,
             Pierce, Fenner & Smith, collateralized by $620,000 U.S. Treasury Strips,
             Zero-Coupon, due 05/15/03, valued at $394,475; proceeds: $386,268...........       386,098
                                                                                            -----------
           TOTAL REPURCHASE AGREEMENTS (cost $772,196)...................................       772,196
                                                                                            -----------

           Other assets in excess of liabilities -- 2.0%.................................       106,929
                                                                                            -----------
           NET ASSETS -- 100.0%..........................................................   $ 5,286,481
                                                                                            -----------
                                                                                            -----------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                    MATURITY          CONTRACTS TO                        CONTRACTS       UNREALIZED
                     DATES              DELIVER       IN EXCHANGE FOR     AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
SALES
                    07/01/96           HKD 313,201        $40,454          $40,461           $ (7)
                    07/03/96           MYR 108,581         43,507           43,523            (16)
              07/02/96 & 07/03/96      SGD  39,162         27,741           27,762            (21)
                                                                                            -----
                                                                                             $(44)
                                                                                            -----
                                                                                            -----

 * Non-income producing security.

(a) Foreign Shares

Abbreviations used in this statement:

GDR   -- Global Depository Receipt
HKD   -- Hong Kong Dollar
MYR   -- Malaysian Ringgit
SGD   -- Singapore Dollar

                                 See accompanying notes to financial statements.
                                                                         PAGE 41

SALOMON  BROTHERS  INVESTMENT  SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS INVESTORS FUND INC
--------------------------------------------------------------------------------


                                                                                              VALUE
SHARES       DESCRIPTION                                                                    (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.5%
             BASIC INDUSTRIES -- 8.1%
     86,500  Aluminum Company of America...............................................   $   4,962,938
    115,000  Dupont (E.I.) de Nemours..................................................       9,099,375
     50,650  Hanna (M.A.)..............................................................       1,057,319
    134,900  Nalco Chemical............................................................       4,249,350
    141,500  OM Group..................................................................       5,553,875
    310,000  Praxair...................................................................      13,097,500
                                                                                          -------------
                                                                                             38,020,357
                                                                                          -------------
             CAPITAL GOODS -- 9.2%
    130,000  AlliedSignal..............................................................       7,426,250
    115,500  Deere.....................................................................       4,620,000
     77,500  General Electric..........................................................       6,703,750
    172,000  Raytheon..................................................................       8,879,500
    255,000  Tyco International........................................................      10,391,250
    100,000  York International........................................................       5,175,000
                                                                                          -------------
                                                                                             43,195,750
                                                                                          -------------
             CONSUMER CYCLICALS -- 12.5%
    100,000  Eastman Kodak.............................................................       7,775,000
     70,000  Estee Lauder Companies, Class A...........................................       2,957,500
    140,000  Federated Department Stores*..............................................       4,777,500
    110,000  Ford Motor................................................................       3,561,250
     80,000  General Motors............................................................       4,190,000
    366,500  Host Marriott*............................................................       4,810,313
    155,000  Lear*.....................................................................       5,463,750
     70,000  Magna International, Class A..............................................       3,220,000
     75,000  MascoTech.................................................................       1,106,250
    100,000  Melville..................................................................       4,050,000
    187,500  Sears, Roebuck............................................................       9,117,188
    105,000  Sherwin-Williams..........................................................       4,882,500
    132,200  U.S. Industries*..........................................................       3,189,325
                                                                                          -------------
                                                                                             59,100,576
                                                                                          -------------
             CONSUMER NON-CYCLICALS -- 11.0%
    146,800  Black & Decker............................................................       5,670,150
    150,700  Coca-Cola Enterprises.....................................................       5,217,988
    222,500  ConAgra...................................................................      10,095,938
    186,300  Hormel Foods..............................................................       4,983,525
    209,200  Kroger*...................................................................       8,263,400
     50,000  Loews.....................................................................       3,943,750
     99,000  Penn Traffic*.............................................................         841,500
    122,500  Philip Morris Companies...................................................      12,740,000
                                                                                          -------------
                                                                                             51,756,251
                                                                                          -------------
             ENERGY -- 13.7%
    113,500  Amoco.....................................................................       8,214,563
     85,000  Chevron...................................................................       5,015,000
     75,000  Dresser Industries........................................................       2,212,500
     97,700  Mobil.....................................................................      10,954,613
     74,000  Royal Dutch Petroleum, 5 Guilder..........................................      11,377,500
    150,000  Suncor....................................................................       4,743,750
     55,000  Texaco....................................................................       4,613,125
    130,117  TOTAL -- ADR..............................................................       4,830,594
     51,600  Union Pacific Resources Group.............................................       1,380,300
    230,000  Williams Companies........................................................      11,385,000
                                                                                          -------------
                                                                                             64,726,945
                                                                                          -------------


                See accompanying notes to financial statements.
PAGE 42

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

                                                                                              VALUE
SHARES       DESCRIPTION                                                                    (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- 13.4%
     41,200  ADVANTA, Class B..........................................................   $   1,864,300
     97,500  American Express..........................................................       4,350,931
     78,300  Associates First Capital*.................................................       2,946,038
     75,000  Bank of Boston............................................................       3,712,500
    207,200  Bank of New York..........................................................      10,619,000
     37,500  BayBanks..................................................................       4,040,625
     70,200  Everest Reinsurance Holdings..............................................       1,816,425
     73,500  Federal Home Loan Mortgage Corporation....................................       6,284,250
     57,500  Federal National Mortgage Association.....................................       1,926,250
    160,000  Long Island Bancorp.......................................................       4,890,000
     82,500  MGIC Investment...........................................................       4,630,313
    120,000  SunAmerica................................................................       6,780,000
    208,265  Travelers Group...........................................................       9,502,068
                                                                                          -------------
                                                                                             63,362,700
                                                                                          -------------

             HEALTH CARE -- 13.4%
     45,000  Aetna.....................................................................       3,217,500
    120,000  American Home Products....................................................       7,215,000
    210,000  Astra AB, Class A.........................................................       9,300,181
    240,000  Columbia/HCA Healthcare...................................................      12,810,000
    180,000  FHP International*........................................................       4,927,500
     95,800  Rhone-Poulenc Rorer.......................................................       6,430,575
    225,000  SmithKline Beecham -- ADR.................................................      12,234,375
    125,000  U.S. HealthCare...........................................................       6,875,000
                                                                                          -------------
                                                                                             63,010,131
                                                                                          -------------

             REAL ESTATE INVESTMENT TRUSTS -- 3.1%
    112,000  Beacon Properties.........................................................       2,870,000
    150,000  Highwoods Properties......................................................       4,143,750
     96,500  Patriot American Hospitality..............................................       2,858,813
    178,100  Sun Communities...........................................................       4,786,438
                                                                                          -------------
                                                                                             14,659,001
                                                                                          -------------

             TECHNOLOGY -- 5.5%
     25,000  Ceridian*.................................................................       1,262,500
     35,500  DST Systems*..............................................................       1,136,000
    180,000  EMC*......................................................................       3,352,500
    189,500  First Data................................................................      15,088,938
     16,000  First USA Paymentech*.....................................................         640,000
     30,000  National Data.............................................................       1,027,500
     56,600  Plantronics*..............................................................       2,080,050
     12,000  Sapient*..................................................................         507,000
     18,800  Seagate Technology*.......................................................         846,000
                                                                                          -------------
                                                                                             25,940,488
                                                                                          -------------

             TRANSPORTATION -- 4.6%
    375,000  Canadian National Railway.................................................       6,890,625
     52,000  Norfolk Southern..........................................................       4,407,000
    250,000  Pittston Brink's Group....................................................       7,281,250
     45,000  Union Pacific.............................................................       3,144,375
                                                                                          -------------
                                                                                             21,723,250
                                                                                          -------------



                                 See accompanying notes to financial statements.
                                                                         PAGE 43

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
June 30, 1996 (unaudited)


SALOMON BROTHERS INVESTORS FUND INC  (concluded)
--------------------------------------------------------------------------------

                                                                                              VALUE
SHARES       DESCRIPTION                                                                    (NOTE 1a)
-------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (cost $326,520,524)...................................   $ 445,495,449
                                                                                          -------------
             CONVERTIBLE PREFERRED STOCKS -- 2.6%
             CONSUMER CYCLICALS -- 0.9%
     75,000  K-Mart Financing 7.75%....................................................       4,068,750
                                                                                          -------------

             FINANCIAL SERVICES -- 0.2%
     20,000  Merrill Lynch 6.50%.......................................................       1,080,000
                                                                                          -------------

             TECHNOLOGY -- 1.5%
     62,500  Ceridian 5.50%............................................................       6,937,500
                                                                                          -------------
             TOTAL CONVERTIBLE PREFERRED STOCKS (cost $8,051,433)......................      12,086,250
                                                                                          -------------
PRINCIPAL
AMOUNT
-----------
             CONVERTIBLE CORPORATE BONDS -- 0.5%
             CONSUMER CYCLICALS -- 0.5%
$ 2,000,000  Federated Department Stores, 5.00%, due 10/01/03 (cost $2,000,000)........       2,280,000
                                                                                          -------------
             TOTAL INVESTMENTS -- 97.6% (cost $336,571,957)............................     459,861,699
                                                                                          -------------
             REPURCHASE AGREEMENTS -- 2.3%
  5,417,000  Repurchase Agreement, 5.42% due 07/01/96, dated 06/28/96, with J.P. Morgan
               Securities, collateralized by $3,666,000 U.S. Treasury Bonds, 12.50%,
               due 08/15/14 valued at $5,526,495; proceeds: $5,419,447.................       5,417,000
  5,417,000  Repurchase Agreement, 5.30% due 07/01/96, dated 06/28/96, with Merrill
               Lynch, Pierce, Fenner & Smith, collateralized by $8,685,000 U.S.
               Treasury Strips, Zero-Coupon, due 05/15/03, valued at $5,525,831;
               proceeds: $5,419,393....................................................       5,417,000
                                                                                          -------------
             TOTAL REPURCHASE AGREEMENTS (cost $10,834,000)............................      10,834,000
                                                                                          -------------

             Other assets in excess of liabilities -- (0.1%)...........................         630,370
                                                                                          -------------
             NET ASSETS -- 100.0%......................................................   $ 471,326,069
                                                                                          -------------
                                                                                          -------------


 * Non-income producing security.



                See accompanying notes to financial statements.

                      [This page intentionally left blank]

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------------------------
Statements  of  Assets  and  Liabilities
June 30, 1996 (unaudited)

                                                                                             NATIONAL
                                                                  CASH         NEW YORK    INTERMEDIATE
                                                               MANAGEMENT     MUNICIPAL     MUNICIPAL
                                                                  FUND        BOND FUND        FUND
ASSETS:
Investments, at value (Note A)...............................  $15,092,714    $4,215,348   $10,860,361
Repurchase agreements, at value and cost.....................   4,231,221            --             --
Cash.........................................................          --        13,047         46,181
Receivable for securities sold...............................          --            --             --
Receivable for fund shares sold..............................     334,698        24,371         63,871
Interest and dividends receivable............................      41,375        76,759        203,145
Receivable from investment advisor...........................         724        10,369         35,468
Deferred organization expense................................          --        20,913         85,336
Net unrealized appreciation of forward foreign currency
  contracts..................................................          --            --             --
Other assets.................................................      15,588         2,239         15,033
                                                               -----------    ----------   ------------
Total assets.................................................  19,716,320     4,363,046     11,309,395
                                                               -----------    ----------   ------------
LIABILITIES:
Due to custodian.............................................          --            --             --
Payable for:
  Securities purchased.......................................          --            --             --
  Fund shares redeemed.......................................      98,089            --             --
  Dividends and distributions declared.......................      28,246         7,050         42,960
  Affiliate transactions:
    Management fees..........................................          --            --             --
    Service and distribution fees............................          --         2,365          2,828
Net unrealized depreciation of forward foreign currency
  contracts..................................................          --            --             --
Accrued expenses and other liabilities.......................      11,563        10,628         18,265
                                                               -----------    ----------   ------------
Total Liabilities............................................     137,898        20,043         64,053
                                                               -----------    ----------   ------------
Net assets...................................................  $19,578,422    $4,343,003   $11,245,342
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
NET ASSETS CONSIST OF:
Paid-in capital..............................................  $19,580,536    $4,957,682   $11,080,059
Undistributed net investment income or (distributions in
  excess of net investment income)...........................          --         4,188          4,783
Accumulated net realized gain (loss) on investments, options
  and foreign currency transactions..........................      (2,114 )    (617,129 )       28,159
Net unrealized appreciation (depreciation) on investments,
  foreign currency transactions and other assets.............          --        (1,738 )      132,341
                                                               -----------    ----------   ------------
NET ASSETS...................................................  $19,578,422    $4,343,003   $11,245,342
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class A......................................................  $5,293,022     $ 657,861    $   613,404
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class B......................................................  $2,518,866     $ 514,647    $   650,282
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class C......................................................  $  267,232     $ 274,893    $   359,802
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class O......................................................  $11,499,302    $2,895,602   $ 9,621,854
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
SHARES OUTSTANDING:
Class A......................................................   5,293,022        67,858         60,301
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class B......................................................   2,518,866        53,093         63,997
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class C......................................................     267,232        28,356         35,405
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Class O......................................................  11,501,416       298,629        946,228
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per share...............  $     1.00     $    9.69    $     10.17
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Maximum offering price per share (based on maximum sales
  charge of 4.75%, except Cash Management Fund)..............  $     1.00     $   10.17    $     10.68
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
CLASS B SHARES
Net asset value and offering price per share *...............  $     1.00     $    9.69    $     10.16
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
CLASS C SHARES
Net asset value and offering price per share *...............  $     1.00     $    9.69    $     10.16
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
CLASS O SHARES
Net asset value, offering price and redemption price per
  share......................................................  $     1.00     $    9.70    $     10.17
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------
Note A: Cost of investments..................................  $15,092,714    $4,217,086   $10,728,020
                                                               -----------    ----------   ------------
                                                               -----------    ----------   ------------

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                  See accompanying notes to financial statements.
PAGE 46

SALOMON                 BROTHERS                INVESTMENT                SERIES

    U.S.
 GOVERNMENT      HIGH YIELD       STRATEGIC         TOTAL           ASIA          INVESTORS
 INCOME FUND      BOND FUND       BOND FUND      RETURN FUND     GROWTH FUND         FUND
 $9,948,995      $49,906,848     $18,547,956     $30,841,018     $4,407,356      $459,861,699
  1,749,000       6,712,000       1,842,000       5,216,000         772,196        10,834,000
        123             773             439             913              --               133
         --         541,719         108,175          20,115         163,244         2,512,499
         --       1,681,306         223,789         326,896          57,050           161,599
     63,822         886,576         278,030         261,309          13,727           673,791
     35,312              --           7,293          39,795           4,890                --
     88,209         107,460         107,840          80,319          96,870                --
         --              --           3,120              --              --                --
     15,436          23,416          16,536          29,380              --            11,325
 -----------     -----------     -----------     -----------     -----------     ------------
 11,900,897      59,860,098      21,135,178      36,815,745       5,515,333       474,055,046
 -----------     -----------     -----------     -----------     -----------     ------------
         --              --              --              --          17,640                --
    894,165       4,213,750       1,370,718       2,299,075         104,165         1,767,750
    119,639           4,646           9,570           5,113              --           141,230
     53,145         219,747         111,194          37,217              --                --
         --          65,867              --              --              --           582,875
      2,697          75,984          15,902          41,415           4,648             5,662
         --              --              --              --              44                --
     18,745          43,309          23,570          26,212         102,355           231,460
 -----------     -----------     -----------     -----------     -----------     ------------
  1,088,391       4,623,303       1,530,954       2,409,032         228,852         2,728,977
 -----------     -----------     -----------     -----------     -----------     ------------
 $10,812,506     $55,236,795     $19,604,224     $34,406,713     $5,286,481      $471,326,069
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $10,874,801     $53,413,232     $18,985,800     $33,123,472     $5,415,838      $318,348,116
    (33,578 )        18,430         (87,514 )        99,837          16,073         1,934,778
     65,850         642,287          31,924         179,201          (7,608 )      27,753,244
    (94,567 )     1,162,846         674,014       1,004,203        (137,822 )     123,289,931
 -----------     -----------     -----------     -----------     -----------     ------------
 $10,812,506     $55,236,795     $19,604,224     $34,406,713     $5,286,481      $471,326,069
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $  706,493      $21,866,216     $2,572,516      $13,800,023     $2,568,268      $  3,292,506
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $  583,057      $30,383,122     $5,991,853      $13,801,036     $2,511,271      $  1,733,180
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $  248,974      $2,968,256      $1,211,527      $2,115,758      $  106,222      $    706,481
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $9,273,982      $   19,201      $9,828,328      $4,689,896      $  100,720      $465,593,902
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
     70,954       1,996,013         242,459       1,253,478         263,504           182,768
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
     58,586       2,775,956         565,188       1,255,320         257,907            96,435
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
     25,018         271,206         114,271         192,013          10,910            39,308
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
    931,907           1,757         927,128         425,222          10,330        25,834,504
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------




 $     9.96      $    10.95      $    10.61      $    11.01      $     9.75      $      18.01
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $    10.46      $    11.50      $    11.14      $    11.56      $    10.24      $      18.91
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $     9.95      $    10.95      $    10.60      $    10.99      $     9.74      $      17.97
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $     9.95      $    10.94      $    10.60      $    11.02      $     9.74      $      17.97
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $     9.95      $    10.93      $    10.60      $    11.03      $     9.75      $      18.02
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------
 $10,043,562     $48,729,104     $17,874,949     $29,836,813     $4,545,102      $336,571,957
 -----------     -----------     -----------     -----------     -----------     ------------
 -----------     -----------     -----------     -----------     -----------     ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 47

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------
Statements  of  Operations
For the Six Months Ended June 30, 1996 (unaudited)

                                                                                           NATIONAL
                                                             CASH         NEW YORK       INTERMEDIATE
                                                          MANAGEMENT      MUNICIPAL       MUNICIPAL
                                                             FUND         BOND FUND          FUND
INCOME (Note A):
Interest..............................................     $386,944       $106,811        $  299,209
Dividends.............................................           --             --                --
                                                          ----------      ---------      ------------
                                                            386,944        106,811           299,209
EXPENSES:
Management fee........................................       14,070          9,407            27,483
Registration and filing fees..........................       13,075          3,482            12,676
Custody and administration fees.......................       12,315          5,857            10,210
Audit and tax return preparation fees.................        4,277            795             3,132
Shareholder services..................................        3,580          1,094            21,880
Legal.................................................        1,791             --                --
Printing and postage..................................        1,492             --             1,243
Directors' fees and expenses..........................        1,398          1,208               959
Amortization of organization expenses.................           --          7,056            12,009
Other.................................................        1,492          1,519             1,989
                                                          ----------      ---------      ------------
                                                             53,490         30,418            91,581
Management fee waived and expenses absorbed by
  investment advisor..................................      (14,794)       (19,776 )         (62,951)
Credits earned from custodian on cash balances........           (5)        (1,134 )          (1,148)
                                                          ----------      ---------      ------------
                                                             38,691          9,508            27,482

Distribution and service fees:
Class A Shares........................................           --            738               713
Class B Shares........................................           --          2,566             2,757
Class C Shares........................................           --          1,317             1,508
                                                          ----------      ---------      ------------
Net expenses..........................................       38,691         14,129            32,460
                                                          ----------      ---------      ------------
Net investment income.................................      348,253         92,682           266,749
                                                          ----------      ---------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments and options.............................           --          6,816            18,835
  Foreign currency transactions.......................           --             --                --
                                                          ----------      ---------      ------------
    Net realized gain (loss)..........................           --          6,816            18,835
                                                          ----------      ---------      ------------
Net change in unrealized appreciation (depreciation)
  on:
  Investments and options.............................           --       (152,298 )        (291,539)
  Foreign currency transactions and other assets......           --             --                --
                                                          ----------      ---------      ------------
    Net unrealized appreciation (depreciation) during
      the period......................................           --       (152,298 )        (291,539)
                                                          ----------      ---------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............           --       (145,482 )        (272,704)
                                                          ----------      ---------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..........................................     $348,253       $(52,800 )      $   (5,955)
                                                          ----------      ---------      ------------
                                                          ----------      ---------      ------------
Note A: Net of foreign withholding tax of:............           --             --                --

* Fund's commencement of investment operations was May 6, 1996.

                See accompanying notes to financial statements.
PAGE 48

SALOMON                 BROTHERS                INVESTMENT                SERIES

                  U.S.
               GOVERNMENT      HIGH YIELD     STRATEGIC        TOTAL              ASIA             INVESTORS
               INCOME FUND     BOND FUND      BOND FUND     RETURN FUND       GROWTH FUND*           FUND
                $ 321,588      $2,205,905     $757,578      $  483,483          $  11,029         $   887,917
                       --             --            --         192,620             17,134           4,233,202
               -----------     ----------     ---------     -----------     -----------------     -----------
                  321,588      2,205,905       757,578         676,103             28,163           5,121,119
                   31,879        144,736        57,889          66,106              6,014           1,130,525
                   12,633         18,999        13,543          15,688                572              14,919
                   12,797         37,922        20,887          32,136              5,309              34,338
                    2,885         15,166         4,823          12,134              1,050              34,809
                   21,880         24,366        22,377          12,929                704             173,049
                       --          3,928         1,392           8,603                397              44,754
                    1,642          6,714         2,139           5,023                466             121,334
                      959            946           959             865                455              38,786
                   12,419         15,049        15,101           9,535              3,130                  --
                    1,989          2,486         2,486           2,983                467              52,874
               -----------     ----------     ---------     -----------     -----------------     -----------
                   99,083        270,312       141,596         166,002             18,564           1,645,388
                  (67,192)       (78,869 )     (65,182 )      (105,900 )          (10,904)                 --
                      (12)          (391 )          --              (6 )             (218)               (202)
               -----------     ----------     ---------     -----------     -----------------     -----------
                   31,879        191,052        76,414          60,096              7,442           1,645,186

                      505         19,713         1,507          10,654                907               1,450
                    3,203         91,216        18,796          48,595              3,589               5,448
                    1,321          9,199         3,375           5,964                152               1,799
               -----------     ----------     ---------     -----------     -----------------     -----------
                   36,908        311,180       100,092         125,309             12,090           1,653,883
               -----------     ----------     ---------     -----------     -----------------     -----------
                  284,680      1,894,725       657,486         550,794             16,073           3,467,236
               -----------     ----------     ---------     -----------     -----------------     -----------
                   70,832        579,513        (8,120 )       170,077             (5,158)         27,723,479
                       --             --        27,972              --             (2,450)                (57)
               -----------     ----------     ---------     -----------     -----------------     -----------
                   70,832        579,513        19,852         170,077             (7,608)         27,723,422
               -----------     ----------     ---------     -----------     -----------------     -----------
                 (419,971)       716,776       106,524         554,058           (137,746)         22,071,582
                       --         (2,058 )      17,202              (2 )              (76)                189
               -----------     ----------     ---------     -----------     -----------------     -----------
                 (419,971)       714,718       123,726         554,056           (137,822)         22,071,771
               -----------     ----------     ---------     -----------     -----------------     -----------
                 (349,139)     1,294,231       143,578         724,133           (145,430)         49,795,193
               -----------     ----------     ---------     -----------     -----------------     -----------
                $ (64,459)     $3,188,956     $801,064      $1,274,927          $(129,357)        $53,262,429
               -----------     ----------     ---------     -----------     -----------------     -----------
               -----------     ----------     ---------     -----------     -----------------     -----------
                       --             --      $     74      $    2,226          $   1,080         $    90,920
                                              ---------     -----------     -----------------     -----------
                                              ---------     -----------     -----------------     -----------

                                 See accompanying notes to financial statements.
                                                                         PAGE 49

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------------------------
Statements  of  Changes  in  Net  Assets
For the Six Months Ended June 30, 1996 (unaudited)

                                                             CASH          NEW YORK         NATIONAL
                                                          MANAGEMENT      MUNICIPAL       INTERMEDIATE
                                                             FUND         BOND FUND      MUNICIPAL FUND
OPERATIONS:
  Net investment income...............................    $  348,253      $  92,682       $    266,749
  Net realized gain (loss) on investments, options,
    and foreign currency transactions.................            --          6,816             18,835
  Net change in unrealized appreciation (depreciation)
    on investments, options, foreign currency
    transactions and other assets.....................            --       (152,298 )         (291,539)
                                                          -----------     ----------     --------------
  Net increase (decrease) in net assets from
    operations........................................       348,253        (52,800 )           (5,955)
                                                          -----------     ----------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A...........................................       (80,722 )      (14,437 )          (13,153)
    Class B...........................................       (59,501 )      (10,748 )          (10,928)
    Class C...........................................        (6,944 )       (5,521 )           (6,006)
    Class O...........................................      (201,086 )      (61,147 )         (235,808)
                                                          -----------     ----------     --------------
                                                            (348,253 )      (91,853 )         (265,895)
                                                          -----------     ----------     --------------
  Distributions from net realized gains:
    Class A...........................................            --             --                 --
    Class B...........................................            --             --                 --
    Class C...........................................            --             --                 --
    Class O...........................................            --             --                 --
                                                          -----------     ----------     --------------
                                                                  --             --                 --
                                                          -----------     ----------     --------------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A...........................................     3,537,475        135,941             58,615
    Class B...........................................       280,380          8,500            230,755
    Class C...........................................        84,691         20,162             95,905
    Class O...........................................     4,815,072        489,102            184,877
                                                          -----------     ----------     --------------
      Net increase in net assets derived from share
         transactions.................................     8,717,618        653,705            570,152
                                                          -----------     ----------     --------------
NET INCREASE IN NET ASSETS............................     8,717,618        509,052            298,302
NET ASSETS:
  Beginning of period.................................    10,860,804      3,833,951         10,947,040
                                                          -----------     ----------     --------------
  End of period (a)...................................    $19,578,422     $4,343,003      $ 11,245,342
                                                          -----------     ----------     --------------
                                                          -----------     ----------     --------------
(a) Including undistributed net investment income or
    distributions in excess of net investment income
    of:                                                           --      $   4,188       $      4,783
                                                                          ----------     --------------
                                                                          ----------     --------------

 * Fund's commencement of investment operations was May 6, 1996.

                See accompanying notes to financial statements.
PAGE 50

SALOMON                 BROTHERS                INVESTMENT                SERIES

             U.S.
          GOVERNMENT      HIGH YIELD       STRATEGIC         TOTAL             ASIA           INVESTORS
          INCOME FUND      BOND FUND       BOND FUND      RETURN FUND      GROWTH FUND*          FUND
          $  284,680      $ 1,894,725     $   657,486     $   550,794       $    16,073      $  3,467,236
              70,832          579,513          19,852         170,077           (7,608)        27,723,422
           (419,971)          714,718         123,726         554,056         (137,822)        22,071,771
          -----------     -----------     -----------     ------------     -------------     ------------
            (64,459)        3,188,956         801,064       1,274,927         (129,357)        53,262,429
          -----------     -----------     -----------     ------------     -------------     ------------
            (11,350)        (807,825)        (55,175)       (172,678)                --           (2,834)
            (16,111)        (866,865)       (159,141)       (159,260)                --             (939)
             (6,718)         (87,705)        (28,508)        (19,475)                --             (369)
           (284,079)        (142,364)       (472,800)        (99,544)                --       (1,528,316)
          -----------     -----------     -----------     ------------     -------------     ------------
           (318,258)      (1,904,759)       (715,624)       (450,957)                --       (1,532,458)
          -----------     -----------     -----------     ------------     -------------     ------------
                  --               --              --              --                --          (27,395)
                  --               --              --              --                --          (27,238)
                  --               --              --              --                --          (10,707)
                  --               --              --              --                --      (14,769,851)
          -----------     -----------     -----------     ------------     -------------     ------------
                  --               --              --              --                --      (14,835,191)
          -----------     -----------     -----------     ------------     -------------     ------------
             440,847       10,643,111       2,058,584       9,888,115         2,628,051         2,785,248
              33,078       19,771,540       4,100,320       8,085,022         2,573,150           934,549
            (14,587)        1,637,395         792,408       1,634,312           107,637           371,070
              60,946      (8,125,182)           1,059           1,055           102,000          (73,184)
          -----------     -----------     -----------     ------------     -------------     ------------
             520,284       23,926,864       6,952,371      19,608,504         5,410,838         4,017,683
          -----------     -----------     -----------     ------------     -------------     ------------
             137,567       25,211,061       7,037,811      20,432,474         5,281,481        40,912,463
          10,674,939       30,025,734      12,566,413      13,974,239             5,000       430,413,606
          -----------     -----------     -----------     ------------     -------------     ------------
          $10,812,506     $55,236,795     $19,604,224     $34,406,713       $ 5,286,481      $471,326,069
          -----------     -----------     -----------     ------------     -------------     ------------
          -----------     -----------     -----------     ------------     -------------     ------------
          $ (33,578)      $    18,430     $  (87,514)     $    99,837       $    16,073      $  1,934,778
          -----------     -----------     -----------     ------------     -------------     ------------
          -----------     -----------     -----------     ------------     -------------     ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 51

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Investment Series (the 'Investment Series') consists of certain portfolios of the Salomon Brothers Series Funds Inc (the 'Series Funds'), as indicated below, and the Salomon Brothers Investors Fund Inc (the 'Investors Fund'). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Fund'), Salomon Brothers Institutional Money Market Fund (the 'Institutional Money Market Fund'), Salomon Brothers New York Municipal Bond Fund (the 'New York Municipal Bond Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Total Return Fund (the 'Total Return Fund'), and Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'). Separate financial statements are prepared for the New York Municipal Money Fund and the Institutional Money Market Fund which are not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a 'Fund') offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's and Investors Fund's objective is to seek long-term growth of capital.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ('SBAM') have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund

SALOMON                 BROTHERS                INVESTMENT                SERIES

commenced investment operations. A summary of those expenditures that remain as of June 30, 1996 for each Fund is as follows:

FUND                                                      EXPIRATION OF AMORTIZATION         AMOUNT
New York Municipal Bond Fund.............................        February 1998                $20,913
National Intermediate Municipal Fund.....................        February 2000                $85,336
U.S. Government Income Fund..............................        February 2000                $88,209
High Yield Bond Fund.....................................        February 2000               $107,460
Strategic Bond Fund......................................        February 2000               $107,840
Total Return Fund........................................       September 2000                $80,319
Asia Growth Fund.........................................             May 2001                $96,870

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

          Portfolio securities for the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

          Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time or at such other rates as SBAM may determine to be appropriate in computing net asset value.

          Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

          (b) FUTURES CONTRACTS. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts involve elements of market risk in excess of amounts reported in the financial statements.

          (c) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

          (d) MORTGAGE ROLLS. The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 1996 was approximately $1,023,000, $618,000, $109,000 for the U.S.
     Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

          (e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to

SALOMON                 BROTHERS                INVESTMENT                SERIES

     ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          (f) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

          (g) FORWARD FOREIGN CURRENCY CONTRACTS. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

          (h) LOAN PARTICIPATIONS. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 1996 were $1,083,749 and $361,250, respectively.

          In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

     lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          (i) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (j) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund and Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

          (k) CLASS ACCOUNTING. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          (l) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

          (m) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to

SALOMON                 BROTHERS                INVESTMENT                SERIES

     each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund) is payable monthly and is based on the following annual percentages of each Funds' average daily net assets: .20% for the Cash Management Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .55% for the Total Return Fund and .80% for the Asia Growth Fund. SBAM Limited provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund. SBAM has retained SBAM AP to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM Limited provides certain administrative services to the Asia Growth Fund. For such administrative services, SBAM Limited is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ('S&P 500 Index'). The base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS                                                            ANNUAL FEE RATE
First $350 million..................................................................      .500%
Next $150 million...................................................................      .400%
Next $250 million...................................................................      .375%
Next $250 million...................................................................      .350%
Over $1 billion.....................................................................      .300%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

more percentage points. For the rolling years ended March 31, 1996 and June 30, 1996, the Investors Fund's performance exceeded the investment record of the S&P Index by approximately two and three percent, respectively. As a result, base management fees were increased by $19,564 at March 31, 1996, and $34,793 at June 30, 1996.

For the period ended June 30, 1996, SBAM waived management fees of $14,070, $9,407, $27,483, $31,879, $78,869, $57,889, $66,106 and $6,014 for the Cash
Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund, respectively, and voluntarily absorbed expenses of $724, $10,369, $35,468, $35,313, $7,293, $39,794 and $4,890 for the
Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the period ending June 30, 1996.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the period ended June 30, 1996, credits earned on outstanding cash balances were used to reduce custodian fees by $5, $1,134, $1,148, $12, $391, $6, $218 and $202 for the Cash Management Fund, New
York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund, respectively.

Each Fund has an agreement with Salomon Brothers Inc ('Salomon Brothers'), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan,' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund) at the rate of
 .75% of the

SALOMON                 BROTHERS                INVESTMENT                SERIES

value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $600 and $29,364 were paid by the Total Return Fund and Investors Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the period ended June 30, 1996.

Salomon Brothers received $7,088 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the period ended June 30, 1996. In addition, contingent deferred sales charges of $59,533 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the period ended June 30, 1996.

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

3. CAPITAL STOCK

At June 30, 1996, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, and Strategic Bond Fund, each had 1,000,000,000 shares authorized. The Total Return Fund and Asia Growth Fund had 999,999,992 and 1,000,000,008 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. Transactions in Fund shares for the periods indicated were as follows:




                                                  CLASS A
                                  PERIOD ENDED                PERIOD ENDED
                                 JUNE 30, 1996             DECEMBER 31, 1995

                             SHARES         AMOUNT        SHARES       AMOUNT
CASH MANAGEMENT FUND
Sold.....................   14,605,929   $ 14,605,929    8,291,614   $ 8,291,614
Issued as reinvestment...       16,602         16,602        4,672         4,672
Redeemed.................  (11,085,056)   (11,085,056)  (6,540,739)   (6,540,739)
                           -----------   ------------   ----------   -----------
Net increase
 (decrease)..............    3,537,475   $  3,537,475    1,755,547   $ 1,755,547
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
NEW YORK MUNICIPAL
BOND FUND
Sold.....................       24,815   $    243,482       53,966   $   528,846
Issued as reinvestment...          251          2,459           16           157
Redeemed.................      (11,188)      (110,000)          (2)          (21)
                           -----------   ------------   ----------   -----------
Net increase
 (decrease)..............       13,878   $    135,941       53,980   $   528,982
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold.....................       10,194   $    104,387       54,100   $   546,146
Issued as reinvestment...          609          6,258          710         7,331
Redeemed.................       (5,093)       (52,030)        (221)       (2,286)
                           -----------   ------------   ----------   -----------
Net increase.............        5,710   $     58,615       54,589   $   551,191
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
U.S. GOVERNMENT
INCOME FUND
Sold.....................       44,329   $    444,019       26,869   $   269,137
Issued as reinvestment...          209          2,094           76           721
Redeemed.................         (529)        (5,266)          (2)          (20)
                           -----------   ------------   ----------   -----------
Net increase
 (decrease)..............       44,009   $    440,847       26,943   $   269,838
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
HIGH YIELD BOND FUND
Sold.....................    1,468,353   $ 16,040,830    1,019,841   $10,701,496
Issued as reinvestment...       44,637        487,360       40,936       430,949
Redeemed.................     (541,174)    (5,885,079)     (36,582)     (386,153)
                           -----------   ------------   ----------   -----------
Net increase
 (decrease)..............      971,816   $ 10,643,111    1,024,195   $10,746,292
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
STRATEGIC BOND FUND
Sold.....................      192,181   $  2,041,900       53,771   $   551,616
Issued as reinvestment...        2,817         29,856        1,158        12,171
Redeemed.................       (1,244)       (13,172)      (6,226)      (65,416)
                           -----------   ------------   ----------   -----------
Net increase.............      193,754   $  2,058,584       48,703   $   498,371
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
TOTAL RETURN FUND
Sold.....................      923,434   $ 10,069,072      343,940   $ 3,552,510
Issued as reinvestment...       12,064        131,692        2,713        28,624
Redeemed.................      (28,705)      (312,649)         (93)         (958)
                           -----------   ------------   ----------   -----------
Net increase.............      906,793   $  9,888,115      346,560   $ 3,580,176
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
ASIA GROWTH FUND
Sold.....................      263,479   $  2,629,041           --            --
Issued as reinvestment...           --             --           --            --
Redeemed.................         (100)          (990)          --            --
                           -----------   ------------   ----------   -----------
Net increase.............      263,379   $  2,628,051           --            --
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------
INVESTORS FUND
Sold.....................      158,489   $  2,827,279       27,922   $   420,791
Issued as reinvestment...          905         15,456          760        12,451
Redeemed.................       (3,189)       (57,487)      (2,119)      (37,067)
                           -----------   ------------   ----------   -----------
Net increase
 (decrease)..............      156,205   $  2,785,248       26,563   $   396,175
                           -----------   ------------   ----------   -----------
                           -----------   ------------   ----------   -----------

                                               CLASS B
                               PERIOD ENDED               PERIOD ENDED
                               JUNE 30, 1996            DECEMBER 31, 1995
                            SHARES       AMOUNT       SHARES       AMOUNT
CASH MANAGEMENT FUND
Sold.....................   1,655,915  $ 1,655,915   3,213,151   $ 3,213,151
Issued as reinvestment...      54,017       54,017      24,262        24,262
Redeemed.................  (1,429,552)  (1,429,552)   (998,927)     (998,927)
                         ------------  -----------   ---------   -----------
Net increase
 (decrease)..............     280,380  $   280,380   2,238,486   $ 2,238,486
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
NEW YORK MUNICIPAL
BOND FUND
Sold.....................         603  $     6,000      52,010   $   502,220
Issued as reinvestment...         256        2,500         226         2,229
Redeemed.................          --           --          (2)          (22)
                         ------------  -----------   ---------   -----------
Net increase
 (decrease)..............         859  $     8,500      52,234   $   504,427
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold.....................      22,218  $   227,112      41,260   $   416,180
Issued as reinvestment...         356        3,643         163         1,682
Redeemed.................          --           --          (2)          (20)
                         ------------  -----------   ---------   -----------
Net increase.............      22,574  $   230,755      41,421   $   417,842
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
U.S. GOVERNMENT
INCOME FUND
Sold.....................      45,209  $   454,189      54,833   $   554,953
Issued as reinvestment...         366        3,692         637         6,542
Redeemed.................     (42,459)    (424,803)         (2)          (20)
                         ------------  -----------   ---------   -----------
Net increase
 (decrease)..............       3,116  $    33,078      55,468   $   561,475
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
HIGH YIELD BOND FUND
Sold.....................   1,876,222  $20,422,126     946,768   $ 9,961,848
Issued as reinvestment...      28,874      314,901      15,920       168,888
Redeemed.................     (89,256)    (965,487)     (2,574)      (26,932)
                         ------------  -----------   ---------   -----------
Net increase
 (decrease)..............   1,815,840  $19,771,540     960,114   $10,103,804
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
STRATEGIC BOND FUND
Sold.....................     418,455  $ 4,433,788     174,744   $ 1,827,448
Issued as reinvestment...       6,828       72,448       3,737        39,371
Redeemed.................     (38,521)    (405,916)        (57)         (590)
                         ------------  -----------   ---------   -----------
Net increase.............     386,762  $ 4,100,320     178,424   $ 1,866,229
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
TOTAL RETURN FUND
Sold.....................     782,796  $ 8,497,375     518,625   $ 5,342,405
Issued as reinvestment...      11,403      124,427       3,801        40,062
Redeemed.................     (49,278)    (536,780)    (12,152)     (126,759)
                         ------------  -----------   ---------   -----------
Net increase.............     744,921  $ 8,085,022     510,274   $ 5,255,708
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
ASIA GROWTH FUND
Sold.....................     257,782  $ 2,573,150          --            --
Issued as reinvestment...          --           --          --            --
Redeemed.................          --           --          --            --
                         ------------  -----------   ---------   -----------
Net increase.............     257,782  $ 2,573,150          --            --
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------
INVESTORS FUND
Sold.....................      71,052  $ 1,245,800      41,769   $   654,082
Issued as reinvestment...         844       14,319       1,335        21,837
Redeemed.................     (18,550)    (325,570)        (15)         (260)
                         ------------  -----------   ---------   -----------
Net increase
 (decrease)..............      53,346  $   934,549      43,089   $   675,659
                         ------------  -----------   ---------   -----------
                         ------------  -----------   ---------   -----------

SALOMON                 BROTHERS                INVESTMENT                SERIES


                                    CLASS C
                                      PERIOD ENDED
         PERIOD ENDED              DECEMBER 31, 1995
         JUNE 30, 1996
           SHARES      AMOUNT     SHARES      AMOUNT
            615,246  $  615,246   180,044   $  180,044
              2,345       2,345     2,497        2,497
           (532,900)   (532,900)       --           --
         ----------  ----------   -------   ----------
             84,691  $   84,691   182,541   $  182,541
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
              2,072  $   20,000    26,263   $  250,020
                 17         162         6           60
                 --          --        (2)         (21)
         ----------  ----------   -------   ----------
              2,089  $   20,162    26,267   $  250,059
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
              9,344  $   95,000    25,963   $  260,000
                 89         905         9           87
                 --          --        (2)         (20)
         ----------  ----------   -------   ----------
              9,433  $   95,905    25,970   $  260,067
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
                 --          --    27,164   $  272,000
                 --          --        20          206
             (1,470) ($  14,587)     (698)      (7,152)
         ----------  ----------   -------   ----------
             (1,470) ($  14,587)   26,486   $  265,054
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
            170,558  $1,856,734   124,291   $1,298,229
              4,862      52,995     1,229       12,925
            (25,283)   (272,334)   (4,453)     (46,441)
         ----------  ----------   -------   ----------
            150,137  $1,637,395   121,067   $1,264,713
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
             77,789  $  820,339    38,420   $  391,367
              1,366      14,488       625        6,573
             (3,929)    (42,419)       (2)         (20)
         ----------  ----------   -------   ----------
             75,226  $  792,408    39,043   $  397,920
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
            151,159  $1,648,104    41,886   $  423,053
              1,081      11,855        99        1,041
             (2,336)    (25,647)       (1)         (10)
         ----------  ----------   -------   ----------
            149,904  $1,634,312    41,984   $  424,084
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
             10,785  $  107,637        --           --
                 --          --        --           --
                 --          --        --           --
         ----------  ----------   -------   ----------
             10,785  $  107,637        --           --
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------
             20,821  $  370,527    18,595   $  267,020
                 32         543        60          980
                 --          --      (200)      (3,142)
         ----------  ----------   -------   ----------
             20,853  $  371,070    18,455   $  264,858
         ----------  ----------   -------   ----------
         ----------  ----------   -------   ----------


                                               CLASS O

                PERIOD ENDED                 PERIOD ENDED
               JUNE 30, 1996              DECEMBER 31, 1995
            SHARES        AMOUNT        SHARES         AMOUNT
           24,713,872  $ 24,713,872    47,254,877   $ 47,254,877
              132,142       132,142       431,706        431,706
          (20,030,942)  (20,030,942)  (60,129,169)   (60,129,169)
         ------------  ------------   -----------   ------------
            4,815,072  $  4,815,072   (12,442,586)  ($12,442,586)
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
               82,225  $    791,000        14,323   $    137,924
                5,297        51,934        17,711        169,082
              (35,546)     (353,832)     (156,388)    (1,509,557)
         ------------  ------------   -----------   ------------
               51,976  $    489,102      (124,354)  ($ 1,202,551)
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
               18,216  $    184,870       927,748   $  9,278,117
                    1             7           263          2,630
                   --            --            (2)           (20)
         ------------  ------------   -----------   ------------
               18,217  $    184,877       928,009   $  9,280,727
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
                6,016  $     60,165       925,200   $  9,252,000
                   79           781           816          8,164
                   --            --          (206)        (2,094)
         ------------  ------------   -----------   ------------
                6,095  $     60,946       925,810   $  9,258,070
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
                  555  $      6,051       926,518   $  9,265,788
                    4            42           791          7,911
             (744,322)   (8,131,275)     (181,791)    (1,902,220)
         ------------  ------------   -----------   ------------
             (743,763) ($ 8,125,182)      745,518   $  7,371,479
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
                   99  $      1,050       926,274   $  9,263,323
                    1             9           754          7,526
                   --            --            (2)           (20)
         ------------  ------------   -----------   ------------
                  100  $      1,059       927,026   $  9,270,829
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
                   96  $      1,050       425,000   $  4,250,000
                    1             5            --             --
                   --            --            --             --
         ------------  ------------   -----------   ------------
                   97  $      1,055       425,000   $  4,250,000
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
               10,205  $    102,000            --             --
                   --            --            --             --
                   --            --            --             --
         ------------  ------------   -----------   ------------
               10,205  $    102,000            --             --
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------
               82,353  $  1,427,645       245,958   $  3,783,857
              735,072    12,585,521     2,017,845     32,672,713
             (811,385)  (14,086,350)   (1,987,122)   (31,073,072)
         ------------  ------------   -----------   ------------
                6,040  ($    73,184)      276,681   $  5,383,498
         ------------  ------------   -----------   ------------
         ------------  ------------   -----------   ------------

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

At June 30, 1996, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

New York Municipal Bond Fund...........................................................   18%
National Intermediate Municipal Fund...................................................   90%
U.S. Government Income Fund............................................................   92%
Strategic Bond Fund....................................................................   54%
Total Return Fund......................................................................   16%
Asia Growth Fund.......................................................................   92%

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended June 30, 1996, were as follows:

                                                               PURCHASES              SALES
New York Municipal Bond Fund...............................   $  1,454,428         $    730,598
                                                              ------------         ------------
                                                              ------------         ------------
National Intermediate Municipal Fund.......................   $  1,455,790         $    911,160
                                                              ------------         ------------
                                                              ------------         ------------
U.S. Government Income Fund
  U.S. Government Securities...............................   $ 12,541,481         $ 12,268,671
                                                              ------------         ------------
                                                              ------------         ------------
High Yield Bond Fund.......................................   $ 40,238,316         $ 19,774,543
                                                              ------------         ------------
                                                              ------------         ------------
Strategic Bond Fund
  U.S. Government Securities...............................   $  3,528,455         $  1,707,386
  Other Investments........................................     10,484,525            5,591,235
                                                              ------------         ------------
                                                              $ 14,012,980         $  7,298,621
                                                              ------------         ------------
                                                              ------------         ------------
Total Return Fund
  U.S. Government Securities...............................   $  4,677,985         $  2,839,430
  Other Investments........................................     21,905,927            6,367,906
                                                              ------------         ------------
                                                              $ 26,583,912         $  9,207,336
                                                              ------------         ------------
                                                              ------------         ------------
Asia Growth Fund...........................................   $  5,185,290         $    634,727
                                                              ------------         ------------
                                                              ------------         ------------
Investors Fund.............................................   $155,556,486         $138,211,264
                                                              ------------         ------------
                                                              ------------         ------------

SALOMON                 BROTHERS                INVESTMENT                SERIES

During the period ended June 30, 1996, net realized gain from forward foreign currency contracts for the Strategic Bond Fund amounted to $27,577, and net realized losses from forward currency contracts amounted to $4,262 for the Asia Growth Fund. Net realized losses on mortgage dollar rolls amounted to $29,766 and $21,828 for the U.S. Government Income Fund and Strategic Bond Fund, respectively.

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund invests in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund pursues its investment objectives by investing at least 80% of its net assets in obligations that are exempt from regular federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Certain Funds enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

6. TAX INFORMATION

At December 31, 1995, the Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                                                     NEW YORK
                                                                         CASH        MUNICIPAL
YEAR OF                                                               MANAGEMENT       BOND
EXPIRATION                                                               FUND          FUND
1999...............................................................     $  894             --
2000...............................................................        396             --
2001...............................................................        409             --
2002...............................................................        415       $305,822
2003...............................................................         --        318,123
                                                                      ----------     ---------
                                                                        $2,114       $623,945
                                                                      ----------     ---------
                                                                      ----------     ---------

SALOMON                 BROTHERS                INVESTMENT                SERIES

At June 30, 1996, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                                             NET
                                                       GROSS             GROSS            UNREALIZED
                                    AGGREGATE        UNREALIZED        UNREALIZED        APPRECIATION
                                       COST         APPRECIATION     (DEPRECIATION)     (DEPRECIATION)

New York Municipal Bond........    $  4,217,086     $     68,726      $    (70,464)      $     (1,738)

National Intermediate
  Municipal....................      10,728,020          172,994           (40,653)           132,341

U.S. Government Income.........      11,792,562              108           (94,675)           (94,567)

High Yield Bond................      55,441,104        1,768,808          (591,064)         1,177,744

Strategic Bond.................      19,716,949          908,498          (235,491)           673,007

Total Return...................      35,052,813        1,323,593          (319,388)         1,004,205

Asia Growth Growth.............       5,317,298           87,547          (225,293)          (137,746)

Investors......................     347,405,957      127,747,762        (4,458,020)       123,289,742

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                        CLASS A                               CLASS B
                                              SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                               JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                           1996 (UNAUDITED)         1995         1996 (UNAUDITED)         1995
Net asset value, beginning of period....       $  1.000           $  1.000           $  1.000           $  1.000
                                                 ------             ------             ------             ------
Net investment income...................          0.025              0.044              0.025              0.043
Dividends from net investment income....         (0.025)            (0.044)            (0.025)            (0.043)
                                                 ------             ------             ------             ------
Net asset value, end of period..........       $  1.000           $  1.000           $  1.000           $  1.000
                                                 ------             ------             ------             ------
                                                 ------             ------             ------             ------
Net assets, end of period (thousands)...      $5,293             $1,756             $2,519             $2,238
Total return*...........................         +2.5  %            +4.5  %            +2.5  %            +4.4  %
Ratios to average net assets:
Expenses................................          0.55 %**           0.55 %             0.55 %**           0.55 %
Net investment income...................          4.93 %**           5.42 %             4.96 %**           5.38 %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
Net investment income per share.........       $  0.024           $  0.037           $  0.024           $  0.037
Expense ratio...........................          0.76 %**           1.35 %             0.76 %**           1.34 %

                                                     CLASS C
                                            SIX MONTHS            YEAR
                                              ENDED              ENDED
                                             JUNE 30,         DECEMBER 31,
                                         1996 (UNAUDITED)         1995
Net asset value, beginning of period....  $       1.000        $  1.000
                                                 ------        --------
Net investment income...................           0.025           0.043
Dividends from net investment income....          (0.025)         (0.043)
                                                 -------       ---------
Net asset value, end of period..........  $        1.000       $  1.000
                                                 -------       ---------
                                                 -------       ---------
Net assets, end of period (thousands)...  $          267         $183
Total return*...........................          +2.5    %       +4.4  %
Ratios to average net assets:
Expenses................................           0.55   %**      0.55 %
Net investment income...................           4.94   %**      5.40 %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
Net investment income per share.........  $        0.024        $  0.036
Expense ratio...........................           0.76   %**      1.34 %

NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A                               CLASS B
                                              SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                               JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                           1996 (UNAUDITED)         1995         1996 (UNAUDITED)         1995
Net asset value, beginning of period....        $10.11             $ 8.96             $10.11             $ 8.96
                                                 -----              -----              -----              -----
Net investment income...................          0.24               0.42               0.21               0.36
Net gain (loss) on securities and
 futures (both realized and
 unrealized)............................         (0.42)              1.14              (0.43)              1.14
                                                 -----              -----              -----              -----
Total from investment operations........         (0.18)              1.56              (0.22)              1.50
                                                 -----              -----              -----              -----
Dividends from net investment income....         (0.24)             (0.41)             (0.20)             (0.35)
Distributions from net realized gain on
 securities and futures.................         --                 --                 --                 --
                                                 -----              -----              -----              -----
Total dividends and distributions.......         (0.24)             (0.41)             (0.20)             (0.35)
                                                 -----              -----              -----              -----
Net asset value, end of period..........        $ 9.69             $10.11             $ 9.69             $10.11
                                                 -----              -----              -----              -----
                                                 -----              -----              -----              -----
Net assets, end of period (thousands)...        $658               $546               $515               $528
Total return*...........................        - 1.8 %            +17.7 %            - 2.1 %            +17.0 %
Ratios to average net assets:
Expenses................................          0.74%**            0.75%              1.50%**            1.50%
Net investment income...................          4.94%**            5.12%              4.22%**            4.30%
Portfolio turnover rate.................         21   %             22   %             21   %             22   %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
Net investment income per share.........        $ 0.19             $ 0.24             $ 0.15             $ 0.17
Expense ratio...........................          1.86%**            2.96%              2.61%**            3.70%




                                                     CLASS C
                                            SIX MONTHS            YEAR
                                              ENDED              ENDED
                                             JUNE 30,         DECEMBER 31,
                                         1996 (UNAUDITED)         1995
Net asset value, beginning of period....$          10.11         $ 8.96
                                                   -----        -----
Net investment income...................            0.21           0.36
Net gain (loss) on securities and
 futures (both realized and
 unrealized)............................           (0.43)        1.14
                                                   -----        -----
Total from investment operations........           (0.22)        1.50
                                                   -----        -----
Dividends from net investment income....           (0.20)       (0.35)
Distributions from net realized gain on
 securities and futures.................             --           --
                                                   -----        -----
Total dividends and distributions.......           (0.20)       (0.35)
                                                   -----        -----
Net asset value, end of period..........$           9.69        $10.11
                                                   -----        -----
                                                   -----        -----
Net assets, end of period (thousands)...$           275          $266
Total return*...........................          - 2.1   %      +17.0 %
Ratios to average net assets:
Expenses................................            1.50  %**      1.50%
Net investment income...................            4.23  %**      4.38%
Portfolio turnover rate.................             21   %       22   %
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and expense
 ratios would have been:
Net investment income per share.........$           0.15         $ 0.18
Expense ratio...........................            2.61  %**      3.71%

(a) February 1, 1993 commencement of investment operations, through December 31, 1993.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                 See accompanying notes to financial statements.
PAGE 68

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                                 CLASS O
                  SIX MONTHS
                    ENDED
                   JUNE 30,                         YEAR ENDED DECEMBER 31,
               1996 (UNAUDITED)      1995        1994        1993        1992        1991
                   $  1.000         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                   --------         -------     -------     -------     -------     -------
                      0.025           0.055       0.038       0.027       0.033       0.055
                     (0.025)         (0.055)     (0.038)     (0.027)     (0.033)     (0.055)
                   --------         -------     -------     -------     -------     -------
                   $  1.000         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                   --------         -------     -------     -------     -------     -------
                   --------         -------     -------     -------     -------     -------
                    $11,499          $6,684     $19,127     $15,049     $11,613     $22,982
                     +2.5  %         +5.6  %     +3.9  %     +2.7  %     +3.4  %     +5.7  %
                      0.55 %**        0.55 %      0.61 %      0.65 %      0.65 %      0.65 %
                      4.96 %**        5.46 %      3.79 %      2.68 %      3.41 %      5.43 %
                   $  0.024         $ 0.047     $ 0.036     $ 0.025     $ 0.030     $ 0.053
                      0.76 %**        1.34 %      0.81 %      0.85 %      0.85 %      0.85 %

                                        CLASS O
                  SIX MONTHS
                    ENDED               YEAR ENDED         PERIOD ENDED
                   JUNE 30,            DECEMBER 31,        DECEMBER 31,
               1996 (UNAUDITED)      1995       1994          1993(a)
                    $10.11          $ 8.98     $ 10.44        $ 10.00
                    ------          ------     -------        -------
                      0.25            0.53        0.55           0.46
                     (0.41)           1.12       (1.46)          0.46
                    ------          ------     -------        -------
                     (0.16)           1.65       (0.91)          0.92
                    ------          ------     -------        -------
                     (0.25)          (0.52)      (0.55)         (0.46)
                     --              --          --             (0.02)
                    ------          ------     -------        -------
                     (0.25)          (0.52)      (0.55)         (0.48)
                    ------          ------     -------        -------
                    $ 9.70          $10.11     $  8.98        $ 10.44
                    ------          ------     -------        -------
                    ------          ------     -------        -------
                    $2,896          $2,494      $3,333         $8,364
                    - 1.6 %         +18.8 %     - 8.8 %         +9.4 %
                      0.51%**         0.50%       0.50%          0.50%**
                      5.24%**         5.50%       5.72%          4.99%**
                     21   %          22   %      63   %         24   %
                    $ 0.20          $ 0.32     $  0.49        $  0.40
                      1.62%**         2.71%       1.17%          1.24%**

                                 See accompanying notes to financial statements.
                                                                         PAGE 69

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                     CLASS A                           CLASS B
                                            SIX MONTHS         PERIOD         SIX MONTHS         PERIOD
                                              ENDED            ENDED            ENDED            ENDED
                                             JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                         1996 (UNAUDITED)     1995(a)      1996 (UNAUDITED)     1995(a)
Net asset value, beginning of
 period..............................         $10.43           $10.00           $10.42           $10.00
                                              ------           ------           ------           ------
Net investment income................           0.24             0.40             0.20             0.34
Net gain on investments (both
 realized and unrealized)............          (0.26)            0.46            (0.26)            0.45
                                              ------           ------           ------           ------
Total from investment operations.....          (0.02)            0.86            (0.06)            0.79
                                              ------           ------           ------           ------
Dividends from net investment
 income..............................          (0.24)           (0.40)           (0.20)           (0.34)
Distributions from net realized gain
 on investments......................          --               (0.03)           --               (0.03)
                                              ------           ------           ------           ------
Total dividends and distributions....          (0.24)           (0.43)           (0.20)           (0.37)
                                              ------           ------           ------           ------
Net asset value, end of period.......         $10.17           $10.43           $10.16           $10.42
                                              ------           ------           ------           ------
                                              ------           ------           ------           ------
Net assets, end of period
 (thousands).........................           $613             $569             $650             $432
Total return*........................          -0.2 %           +8.7 %           -0.5 %           +8.0 %
Ratios to average net assets:
Expenses.............................           0.75%**          0.75%**          1.50%**          1.50%**
Net investment income................           4.69%**          4.63%**          3.92%**          3.85%**
Portfolio turnover rate..............           9   %           29   %            9   %           29   %
Before waiver of management fee,
 expenses absorbed by SBAM and
 credits earned on custodian cash
 balances, net investment income per
 share and expense ratios would have
 been:
Net investment income per share......         $ 0.18           $ 0.32           $ 0.14           $ 0.25
Expense ratio........................           1.92%**          1.71%**          2.66%**          2.45%**





U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

                                                     CLASS A                           CLASS B
                                            SIX MONTHS         PERIOD         SIX MONTHS         PERIOD
                                              ENDED            ENDED            ENDED            ENDED
                                             JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                         1996 (UNAUDITED)     1995(a)      1996 (UNAUDITED)     1995(a)
Net asset value, beginning of period...       $10.32           $10.00           $10.32           $10.00
                                              ------           ------           ------           ------
Net investment income..................         0.28             0.49             0.22             0.43
Net gain on investments (both realized
 and unrealized).......................        (0.35)            0.43            (0.33)            0.43
Total from investment operations.......        (0.07)            0.92            (0.11)            0.86
                                              ------           ------           ------           ------
Dividends from net investment income...        (0.29)           (0.49)           (0.26)           (0.43)
                                              ------           ------           ------           ------
Distributions from net realized gain on
 investments...........................        --               (0.10)           --               (0.10)
Distributions in excess of net realized
 gain on investments...................        --               (0.01)           --               (0.01)
                                              ------           ------           ------           ------
Total dividends and distributions......        (0.29)           (0.60)           (0.26)           (0.54)
                                              ------           ------           ------           ------
Net asset value, end of period.........       $ 9.96           $10.32           $ 9.95           $10.32
                                              ------           ------           ------           ------
                                              ------           ------           ------           ------
Net assets, end of period
 (thousands)...........................         $706             $278             $583             $572
Total return*..........................        -0.6 %           +9.5 %           -1.1 %           +8.8 %
Ratios to average net assets:
Expenses...............................         0.84%**          0.85%**          1.59%**          1.60%**
Net investment income..................         5.06%**          5.67%**          4.39%**          4.85%**
Portfolio turnover rate................       134%             230%             134%             230%
Before waiver of management fee,
 expenses absorbed by SBAM and credits
 earned on custodian cash balances, net
 investment income per share and
 expense ratios would have been:
Net investment income per share........       $ 0.21           $ 0.40           $ 0.16           $ 0.34
Expense ratio..........................         2.11%**          1.90%**          2.86%**          2.64%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                 See accompanying notes to financial statements.
PAGE 70

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      CLASS C                               CLASS O
            SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
              ENDED              ENDED              ENDED              ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)       1995(a)        1996 (UNAUDITED)       1995(a)
              $10.42             $10.00             $10.43             $10.00
              ------             ------             ------             ------
                0.20               0.34               0.25               0.42
               (0.26)              0.45              (0.26)              0.46
              ------             ------             ------             ------
               (0.06)              0.79              (0.01)              0.88
              ------             ------             ------             ------
               (0.20)             (0.34)             (0.25)             (0.42)
               --                 (0.03)             --                 (0.03)
              ------             ------             ------             ------
               (0.20)             (0.37)             (0.25)             (0.45)
              ------             ------             ------             ------
              $10.16             $10.42             $10.17             $10.43
              ------             ------             ------             ------
              ------             ------             ------             ------
              $360               $271             $9,622             $9,675
               -0.5 %             +8.0 %             -0.1 %             +9.0 %
                1.50%**            1.50%**            0.50%**            0.50%**
                3.94%**            3.85%**            4.94%**            4.86%**
                9   %             29   %              9   %             29   %
              $ 0.14             $ 0.25             $ 0.19             $ 0.34
                2.67%**            2.46%**            1.67%**            1.46%**

--------------------------------------------------------------------------------

                      CLASS C                               CLASS O
            SIX MONTHS           PERIOD           SIX MONTHS           PERIOD
              ENDED              ENDED              ENDED              ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)       1995(a)        1996 (UNAUDITED)       1995(a)
              $10.32             $10.00             $10.32             $10.00
              ------             ------             ------             ------
                0.22               0.43               0.27               0.52
               (0.33)              0.43              (0.33)              0.42
              ------             ------             ------             ------
               (0.11)              0.86              (0.06)              0.94
               (0.26)             (0.43)             (0.31)             (0.52)
              ------             ------             ------             ------
               --                 (0.10)             --                 (0.10)
               --                 (0.01)             --                 --
              ------             ------             ------             ------
               (0.26)             (0.54)             (0.31)             (0.62)
              ------             ------             ------             ------
              $ 9.95             $10.32             $ 9.95             $10.32
              ------             ------             ------             ------
              ------             ------             ------             ------
              $249               $273             $9,274             $9,552
               -1.1 %             +8.8 %             -0.6 %             +9.7 %
                1.60%**            1.60%**            0.60%**            0.60%**
                4.47%**            4.92%**            5.46%**            5.92%**
              134   %            230   %            134   %            230   %
              $ 0.16             $ 0.34             $ 0.21             $ 0.42
                2.87%**            2.64%**            1.87%**            1.64%**

                See accompanying notes to financial statements.
                                                                         PAGE 71

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                    CLASS A                         CLASS B
                                                         SIX MONTHS ENDED  PERIOD ENDED  SIX MONTHS ENDED  PERIOD ENDED
                                                             JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                         1996 (UNAUDITED)    1995(a)     1996 (UNAUDITED)    1995(a)
Net asset value, beginning of period.................        $  10.53        $  10.00        $  10.53        $  10.00
                                                             --------         ------------   --------        --------
Net investment income................................            0.56            0.92            0.52            0.85
Net gain on investments (both realized and
  unrealized)........................................            0.42            0.67            0.43            0.68
                                                             --------         ------------   --------        --------
Total from investment operations.....................            0.98            1.59            0.95            1.53
                                                             --------         ------------   --------        --------
Dividends from net investment income.................           (0.56)          (0.91)          (0.53)          (0.85)
Distributions from net realized gain on
  investments........................................           --              (0.15)          --              (0.15)
                                                             --------         ------------   --------        --------
Total dividends and distributions....................           (0.56)          (1.06)          (0.53)          (1.00)
                                                          --------         ------------   --------         ------------
Net asset value, end of period.......................        $  10.95        $  10.53        $  10.95        $  10.53
                                                             --------         ------------   --------        --------
                                                             --------         ------------   --------        --------
Net assets, end of period (thousands)................       $21,866         $10,789         $30,383         $10,108
Total return*........................................           +9.5 %         +16.6 %          +9.1 %         +15.7 %
Ratios to average net assets:
Expenses.............................................            1.24%**         1.24%**         1.99%**         1.96%**
Net investment income................................           10.24%**        10.58%**         9.36%**         9.53%**
Portfolio turnover rate..............................           54   %         109   %          54   %         109   %
Before waiver of management fee by SBAM and credits
  earned on custodian cash balances, net investment
  income per share and expense ratios would have
  been:
Net investment income per share......................        $   0.53        $   0.87        $   0.49        $   0.80
Expense ratio........................................            1.66%**         1.80%**         2.40%**         2.51%**






STRATEGIC BOND FUND
--------------------------------------------------------------------------------

                                                                    CLASS A                         CLASS B
                                                         SIX MONTHS ENDED  PERIOD ENDED  SIX MONTHS ENDED  PERIOD ENDED
                                                             JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                         1996 (UNAUDITED)    1995(a)     1996 (UNAUDITED)    1995(a)
Net asset value, beginning of period.................        $  10.53        $  10.00        $  10.53        $  10.00
                                                          --------         ------------   --------         ------------
Net investment income................................            0.50            0.84            0.45            0.76
Net gain on investments (both realized and
  unrealized)........................................            0.08            0.78            0.08            0.79
                                                          --------         ------------   --------         ------------
Total from investment operations.....................            0.58            1.62            0.53            1.55
                                                          --------         ------------   --------         ------------
Dividends from net investment income.................           (0.50)          (0.85)          (0.46)          (0.78)
Distributions from net realized gain on
  investments........................................           --              (0.24)          --              (0.24)
                                                          --------         ------------   --------         ------------
Total dividends and distributions....................           (0.50)          (1.09)          (0.46)          (1.02)
                                                          --------         ------------   --------         ------------
Net asset value, end of period.......................        $  10.61        $  10.53        $  10.60        $  10.53
                                                          --------         ------------   --------         ------------
                                                          --------         ------------   --------         ------------
Net assets, end of period (thousands)................        $2,573          $ 513           $5,992          $1,879
Total return*........................................           +5.6 %         +16.8 %          +5.0 %         +16.1 %
Ratios to average net assets:
Expenses.............................................            1.23%**         1.23%**         1.98%**         1.97%**
Net investment income................................            8.39%**         9.51%**         7.67%**         8.75%**
Portfolio turnover rate..............................           53   %         161   %          53   %         161   %
Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share and expense ratios
  would have been:
Net investment income per share......................        $   0.45        $   0.76        $   0.40        $   0.69
Expense ratio........................................            2.07%**         2.11%**         2.82%**         2.85%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 SS Per share  information  calculated  using  the  average  shares  outstanding method, which more accurately represent amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                 See accompanying notes to financial statements.
PAGE 72

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      CLASS C                               CLASS O
                                               SIX MONTHS ENDED
         SIX MONTHS ENDED     PERIOD ENDED         JUNE 30,         PERIOD ENDED
             JUNE 30,         DECEMBER 31,           1996           DECEMBER 31,
         1996 (UNAUDITED)       1995(a)         (UNAUDITED)'SS'       1995(a)

             $  10.53           $  10.00           $  10.54           $  10.00
             --------         ------------         --------         ------------
                 0.52               0.85               0.58               0.95

                 0.42               0.68               0.38               0.67
             --------         ------------         --------         ------------
                 0.94               1.53               0.96               1.62
             --------         ------------         --------         ------------
                (0.53)             (0.85)             (0.57)             (0.93)
                --                 (0.15)             --                 (0.15)
             --------         ------------         --------         ------------
                (0.53)             (1.00)             (0.57)             (1.08)
             --------         ------------         --------         ------------
             $  10.94           $  10.53           $  10.93           $  10.54
             --------         ------------         --------         ------------
             --------         ------------         --------         ------------
               $2,968             $1,274             $  1 9             $7,854
                +9.0 %            +15.8 %             +9.2 %            +16.8 %


                 1.99%**            1.98%**            0.99%**            1.00%**
                 9.42%**            9.61%**           10.70%**           10.59%**
                54   %            109   %             54   %            109   %
             $   0.50           $   0.80           $   0.56           $   0.90
                 2.40%**            2.54%**            1.40%**            1.55%**

--------------------------------------------------------------------------------

                      CLASS C                               CLASS O
         SIX MONTHS ENDED     PERIOD ENDED     SIX MONTHS ENDED     PERIOD ENDED
             JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
         1996 (UNAUDITED)       1995(a)        1996 (UNAUDITED)       1995(a)

             $  10.53           $  10.00           $  10.53           $  10.00
             --------         ------------         --------         ------------

                 0.45               0.77               0.47               0.87

                 0.08               0.78               0.11               0.77
             --------         ------------         --------         ------------
                 0.53               1.55               0.58               1.64
             --------         ------------         --------         ------------
                (0.46)             (0.78)             (0.51)             (0.87)
                --                 (0.24)             --                 (0.24)
             --------         ------------        --------         ------------
                (0.46)             (1.02)             (0.51)             (1.11)
             --------         ------------         --------        ------------
             $  10.60           $  10.53           $  10.60           $  10.53
             --------         ------------         --------        ------------
             --------         ------------         --------        ------------
               $1,212              $ 411             $9,828             $9,763
                +5.1 %            +16.1 %             +5.6 %            +17.0 %

                 1.98%**            1.99%**            1.00%**            0.99%**
                 7.66%**            8.77%**            8.92%**            9.74%**
                53   %            161   %             53   %            161   %
             $   0.40           $   0.70           $   0.43           $   0.79
                 2.82%**            2.87%**            1.84%**            1.87%**

                See accompanying notes to financial statements.
                                                                         PAGE 73

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                           CLASS A                        CLASS B
                                                 SIX MONTHS                     SIX MONTHS
                                                    ENDED          PERIOD          ENDED          PERIOD
                                                  JUNE 30,         ENDED         JUNE 30,         ENDED
                                                    1996        DECEMBER 31,       1996        DECEMBER 31,
                                                 (UNAUDITED)     1995(a)'SS'    (UNAUDITED)     1995(a)'SS'
Net asset value, beginning of period............   $ 10.55         $10.00         $ 10.54         $10.00
                                                   -------         ------         -------         ------
Net investment income...........................      0.27           0.15            0.23           0.13
Net gain on investments (both realized and
  unrealized)...................................      0.41           0.52            0.40           0.51
                                                   -------         ------         -------         ------
Total from investment operations................      0.68           0.67            0.63           0.64
                                                   -------         ------         -------         ------
Dividends from net investment income............     (0.22)         (0.11)          (0.18)         (0.09)
Distributions from net realized gain on
  investments...................................     --             (0.01)          --             (0.01)
                                                   -------         ------         -------         ------
Total dividends and distributions...............     (0.22)         (0.12)          (0.18)         (0.10)
                                                   -------         ------         -------         ------
Net asset value, end of period..................   $ 11.01         $10.55         $ 10.99         $10.54
                                                   -------         ------         -------         ------
                                                   -------         ------         -------         ------
Net assets, end of period (thousands)...........  $13,800         $3,658         $13,801         $5,378
Total return*...................................     +6.5 %         +6.7 %          +6.0 %         +6.4 %
Ratios to average net assets:
Expenses........................................      0.75%**        0.74%**         1.50%**        1.49%**
Net investment income...........................      4.87%**        4.82%**         4.12%**        4.06%**
Portfolio turnover rate.........................        44%            16%             44%            16%
Average Broker Commission Rate..................   $0.0539            N/A         $0.0539            N/A
Before   waiver  of   management  fee,  expenses
  absorbed  by  SBAM   and  credits  earned   on
  custodian cash balances, net investment income
  per share and expense ratios would have been:
Net investment income per share.................   $  0.22         $ 0.13         $  0.18         $ 0.11
Expense ratio...................................      1.63%**        1.45%**         2.38%**        2.19%**





ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                                   CLASS A        CLASS B         CLASS C        CLASS O
                                                         PERIOD ENDED JUNE 30, 1996 (UNAUDITED) (b)
Net asset value, beginning of period............   $ 10.00         $10.00         $ 10.00         $10.00
                                                   -------         ------         -------         ------
Net investment income...........................      0.03           0.02            0.02           0.04
Net gain on investments (both realized and
  unrealized)...................................     (0.28)         (0.28)          (0.28)         (0.29)
                                                   -------         ------         -------         ------
Total from investment operations................     (0.25)         (0.26)          (0.26)         (0.25)
                                                   -------         ------         -------         ------
Net asset value, end of period..................   $  9.75         $ 9.74         $  9.74         $ 9.75
                                                   -------         ------         -------         ------
                                                   -------         ------         -------         ------
Net assets, end of period (thousands)...........    $2,568         $2,511            $106           $101
Total return *..................................     -2.5 %         -2.6 %          -2.6 %         -2.5 %
Ratios to average net assets:
Expenses........................................      1.24%**        1.99%**         1.99%**        0.99%**
Net investment income...........................      2.49%**        1.77%**         1.76%**        2.79%**
Portfolio turnover rate.........................        14%            14%             14%            14%
Average Broker Commission Rate..................   $0.0080        $0.0080         $0.0080        $0.0080
Before waiver of management fee, expenses
  absorbed by SBAM and credits earned on
  custodian cash balances, net investment income
  per share and expense ratios would have been:
Net investment income per share.................   $  0.01         $ 0.00         $  0.00         $ 0.02
Expense ratio...................................      2.72%**        3.47%**         3.47%**        2.47%**

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
(b) May 6, 1996, commencement of investment operations, through June 30, 1996. SS Per share information calculated using the average shares outstanding method, which more accurately represent amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                See accompanying notes to financial statements.
PAGE 74

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------------


                   CLASS C                        CLASS O
         SIX MONTHS                     SIX MONTHS
            ENDED          PERIOD          ENDED          PERIOD
          JUNE 30,         ENDED         JUNE 30,         ENDED
            1996        DECEMBER 31,       1996        DECEMBER 31,
         (UNAUDITED)     1995(a)'SS'      (UNAUDITED)     1995(a)'SS'
           $ 10.56         $10.00         $ 10.57         $10.00
           -------         ------         -------         ------
              0.18           0.14            0.28           0.17

              0.46           0.51            0.41           0.52
           -------         ------         -------         ------
              0.64           0.65            0.69           0.69
           -------         ------         -------         ------
             (0.18)         (0.08)          (0.23)         (0.11)
             --             (0.01)          --             (0.01)
           -------         ------         -------         ------
             (0.18)         (0.09)          (0.23)         (0.12)
           -------         ------         -------         ------
           $ 11.02         $10.56         $ 11.03         $10.57
           -------         ------         -------         ------
           -------         ------         -------         ------
            $2,116           $445          $4,690         $4,494
             +6.1 %         +6.5 %          +6.6 %         +6.9 %

              1.49%**        1.51%**         0.51%**        0.51%**
              4.07%**        4.26%**         5.16%**        5.30%**
                44%            16%             44%            16%
            $0.0539           N/A         $0.0539            N/A

           $  0.14         $ 0.11         $  0.23         $ 0.15
              2.38%**        2.22%**         1.39%**        1.22%**

                                 See accompanying notes to financial statements.
                                                                         PAGE 75

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


INVESTORS FUND
--------------------------------------------------------------------------------

                                                        CLASS A                               CLASS B
                                              SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                               JUNE 30,         DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                           1996 (UNAUDITED)         1995         1996 (UNAUDITED)         1995
Net asset value, beginning of period....        $16.62             $13.61             $16.61             $13.61
                                                 -----              -----              -----              -----
Net investment income...................          0.08               0.19               0.04               0.10
Net gain (loss) on investments (both
 realized and unrealized)...............          1.95               4.55               1.92               4.54
                                                 -----              -----              -----              -----
Total from investment operations........          2.03               4.74               1.96               4.64
                                                 -----              -----              -----              -----
Dividends from net investment income....         (0.06)             (0.23)             (0.02)             (0.14)
Distributions from net realized gain on
 investments............................         (0.58)             (1.50)             (0.58)             (1.50)
                                                 -----              -----              -----              -----
Total dividends and distributions.......         (0.64)             (1.73)             (0.60)             (1.64)
                                                 -----              -----              -----              -----
Net asset value, end of period..........        $18.01             $16.62             $17.97             $16.61
                                                 -----              -----              -----              -----
                                                 -----              -----              -----              -----
Net assets, end of period (thousands)...      $3,293               $441             $1,733               $716
Total return*...........................        +12.5 %            +35.3 %            +12.0 %            +34.5 %
Ratios to average net assets:
Expenses................................          1.02%**            0.94%              1.74%**            1.71%
Net investment income...................          1.22%**            1.41%              0.58%**            0.63%
Portfolio turnover rate.................         33   %             86   %             33   %             86   %
Average Broker Commission Rate..........     0.0$591               N/A             0.0$591               N/A



                                                    CLASS C
                                           SIX MONTHS           YEAR
                                             ENDED             ENDED
                                            JUNE 30,        DECEMBER 31,
                                        1996 (UNAUDITED)        1995
Net asset value, beginning of period....      $16.61         $13.61
                                              ------         ------
Net investment income...................        0.03           0.09
Net gain (loss) on investments (both
 realized and unrealized)...............        1.93           4.55
                                              ------         ------
Total from investment operations........        1.96           4.64
                                              ------         ------
Dividends from net investment income....       (0.02)         (0.14)
Distributions from net realized gain on
 investments............................       (0.58)         (1.50)
                                              ------         ------
Total dividends and distributions.......       (0.60)         (1.64)
                                              ------         ------
Net asset value, end of period..........      $17.97         $16.61
                                              ------         ------
                                              ------         ------
Net assets, end of period (thousands)...      $   706          $306
Total return*...........................        +12.0   %      +34.5 %
Ratios to average net assets:
Expenses................................          1.75  %**      1.68%
Net investment income...................          0.52  %**      0.66%
Portfolio turnover rate.................           33   %       86   %
Average Broker Commission Rate..........  $    0.0591          N/A

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                See accompanying notes to financial statements.
PAGE 76

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                                              CLASS O
               SIX MONTHS
                 ENDED
              JUNE 30,1996                                       YEAR ENDED DECEMBER 31,
              (UNAUDITED)            1995               1994              1993               1992               1991
                 $16.61             $13.63             $15.60            $ 16.10            $17.10             $14.54
                 ------             ------             ------            -------            ------             ------
                   0.13               0.27               0.27               0.32              0.41               0.44
                   1.92               4.48              (0.48)              2.03              0.79               3.68
                 ------             ------             ------            -------            ------             ------
                   2.05               4.75              (0.21)              2.35              1.20               4.12
                 ------             ------             ------            -------            ------             ------
                  (0.06)             (0.27)             (0.27)             (0.33)            (0.41)             (0.46)
                  (0.58)             (1.50)             (1.49)             (2.52)            (1.79)             (1.10)
                 ------             ------             ------            -------            ------             ------
                  (0.64)             (1.77)             (1.76)             (2.85)            (2.20)             (1.56)
                 ------             ------             ------            -------            ------             ------
                 $18.02             $16.61             $13.63            $ 15.60            $16.10             $17.10
                 ------             ------             ------            -------            ------             ------
                 ------             ------             ------            -------            ------             ------
             $465,594            $428,950          $348,214            $386,147         $370,350            $378,615
                 +12.5 %            +35.4 %            - 1.3 %            +15.1 %            +7.4 %            +29.3 %
:
                   0.73%**            0.69%              0.69%              0.68%             0.68%              0.70%
                   1.54%**            1.67%              1.75%              1.90%             2.47%              2.67%
                  33   %             86   %             66   %             79   %            48   %             44   %
              $0.0591               N/A                N/A                N/A               N/A                N/A

                                 See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND




      Portfolio of Investments
      June 30, 1996 (unaudited)

                                                                 Yield to
                                                                 Maturity
       Principal                                                on Date of    Maturity      Value
        Amount     Description                                   Purchase*      Date      (Note 1a)
---------------------------------------------------------------------------------------------------
                   Municipal Securities --97.3%
                   New York -- 90.6%

       $1,050,000  Albany County, New York
                   Industrial Development Agency PUT . . . .       4.150%     12/01/96   $1,050,000
          100,000  Albany County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      100,000
        2,410,000  Albany, New York
                   Industrial Development Agency PUT . . . .       4.250      07/01/96    2,410,000
        2,185,000  Amherst, New York
                   Industrial Development Agency VR  . . . .       3.700      07/05/96    2,185,000
          950,000  Auburn, New York
                   Industrial Development Agency VR  . . . .       3.550      07/03/96      950,000
          875,000  Babylon, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96      875,000
        2,025,000  Broome County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    2,025,000
        2,200,000  Chautauqua County, New York
                   Industrial Development Agency VR  . . . .       3.550      07/03/96    2,200,000
        1,990,000  Chemung County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,990,000
          710,000  Colonie, New York
                   Housing Development Corporation VR  . . .       3.700      07/03/96      710,000
        3,525,000  Colonie, New York
                   Industrial Development Agency PUT . . . .       4.150      12/01/96    3,525,000
          585,000  Colonie, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      585,000
        1,275,000  Dutchess County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,275,000
        1,210,000  Erie County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,210,000
          500,000  Erie County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      500,000
          400,000  Erie County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      400,000
          388,400  Erie County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      388,400
        1,140,000  Fulton County, New York
                   Industrial Development Agency PUT . . . .       4.150      12/01/96    1,140,000

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

      June 30, 1996 (unaudited)

                                                                 Yield to
                                                                 Maturity
       Principal                                                on Date of    Maturity      Value
        Amount     Description                                   Purchase*      Date      (Note 1a)
---------------------------------------------------------------------------------------------------
       $1,805,000  Fulton County, New York
                   Industrial Development Agency VR  . . . .       3.350%     07/05/96   $1,805,000
        1,820,000  Monroe County, New York
                   Industrial Development Agency PUT . . . .       3.750      12/01/96    1,820,000
          700,000  Monroe County, New York
                   Industrial Development Agency PUT . . . .       4.050      06/15/97      700,000
        6,500,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.600      07/03/96    6,500,000
        3,925,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    3,925,000
        3,325,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.550      07/05/96    3,325,000
        3,000,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.550      07/05/96    3,000,000
        2,700,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.450      07/05/96    2,700,000
        2,190,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    2,190,000
        1,700,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.600      07/03/96    1,700,000
        1,535,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    1,535,000
        1,420,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    1,420,000
          945,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96      945,000
          225,000  Monroe County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      225,000
          560,000  Mount Pleasant, New York
                   Industrial Development Agency VR  . . . .       3.600      07/02/96      560,000
        1,090,000  Nassau County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,090,000
        6,000,000  New York City, New York GO VR . . . . . .       3.650      07/01/96    6,000,000
        4,000,000  New York City, New York GO VR . . . . . .       3.450      07/03/96    4,000,000
        2,100,000  New York City, New York GO VR . . . . . .       3.750      07/01/96    2,100,000
        2,000,000  New York City, New York GO VR . . . . . .       3.550      07/01/96    2,000,000
        2,000,000  New York City, New York GO VR . . . . . .       3.750      07/01/96    2,000,000
        1,700,000  New York City, New York GO VR . . . . . .       3.250      07/03/96    1,700,000
        1,000,000  New York City, New York GO VR . . . . . .       3.600      07/01/96    1,000,000

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

      June 30, 1996 (unaudited)

                                                                 Yield to
                                                                 Maturity
       Principal                                                on Date of    Maturity      Value
        Amount     Description                                   Purchase*      Date      (Note 1a)
---------------------------------------------------------------------------------------------------
       $1,000,000  New York City, New York GO VR . . . . . .       3.750%     07/01/96   $1,000,000
        1,000,000  New York City, New York GO VR . . . . . .       3.850      07/01/96    1,000,000
          500,000  New York City, New York GO VR . . . . . .       3.400      07/03/96      500,000
       15,200,000  New York City, New York
                   Housing Development Corporation VR  . . .       3.900      07/05/96   15,200,000
        2,000,000  New York City, New York
                   Housing Development Corporation VR  . . .       3.950      07/05/96    2,000,000
          800,000  New York City, New York
                   Housing Development Corporation VR  . . .       3.400      07/03/96      800,000
       12,000,000  New York City, New York
                   Industrial Development Agency VR  . . . .       4.300      07/01/96   12,000,000
        1,535,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    1,535,000
        1,300,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,300,000
          995,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.100      07/03/96      995,000
          780,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96      780,000
          600,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96      600,000
          505,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      505,000
          400,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96      400,000
          200,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.200      07/03/96      200,000
          115,000  New York City, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      115,000
        4,000,000  New York City, New York
                   Municipal Water Finance Authority P/R . . 3.65 - 3.72      06/15/97    4,275,023
        3,200,000  New York City, New York
                   Municipal Water Finance Authority VR FGIC       3.600      07/01/96    3,200,000
        3,175,000  New York City, New York
                   Trust for Cultural Resources VR . . . . .       3.450      07/03/96    3,175,000
        1,200,000  New York City, New York
                   Trust for Cultural Resources VR . . . . .       3.400      07/03/96    1,200,000

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

      June 30, 1996 (unaudited)

                                                                 Yield to
                                                                 Maturity
       Principal                                                on Date of    Maturity      Value
        Amount     Description                                   Purchase*      Date      (Note 1a)
---------------------------------------------------------------------------------------------------
       $1,200,000  New York City, New York
                   Trust for Cultural Resources VR . . . . .       3.450%     07/03/96   $1,200,000
       10,458,000  New York State,
                   Dormitory Authority TECP  . . . . . . . .       4.000      10/01/96   10,458,000
        4,900,000  New York State,
                   Energy Research & Development VR  . . . .       3.500      07/01/96    4,900,000
          500,000  New York State,
                   Energy Research & Development VR  . . . .       3.450      07/01/96      500,000
        1,600,000  New York State,
                   Job Development Authority VR  . . . . . .       3.650      07/01/96    1,600,000
        1,390,000  New York State,
                   Job Development Authority VR  . . . . . .       3.860      07/01/96    1,390,000
        1,160,000  New York State,
                   Job Development Authority VR  . . . . . .       3.860      07/01/96    1,160,000
        1,020,000  New York State,
                   Job Development Authority VR  . . . . . .       3.670      07/01/96    1,020,000
          820,000  New York State,
                   Job Development Authority VR  . . . . . .       3.670      07/01/96      820,000
          700,000  New York State,
                   Job Development Authority VR  . . . . . .       3.650      07/01/96      700,000
          675,000  New York State,
                   Job Development Authority VR  . . . . . .       3.670      07/01/96      675,000
          245,000  New York State,
                   Job Development Authority VR  . . . . . .       3.670      07/01/96      245,000
           85,000  New York State,
                   Job Development Authority VR  . . . . . .       3.670      07/01/96       85,000
        1,045,000  Niagara County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    1,045,000
        1,760,000  Oneida County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    1,760,000
          530,000  Oneida County, New York
                   Industrial Development Agency VR  . . . .       3.550      07/05/96      530,000
        3,800,000  Onondaga County, New York
                   Industrial Development Agency VR  . . . .       3.500      07/03/96    3,800,000
        1,400,000  Onondaga County, New York
                   Industrial Development Agency VR  . . . .       3.500      07/03/96    1,400,000
        3,500,000  Ontario County, New York
                   Industrial Development Agency VR  . . . .       5.400      07/01/96    3,500,000
          400,000  Rockland County, New York GO MBIA . . . .       3.650      10/15/96      401,739

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND


                                                                 Yield to
                                                                 Maturity
       Principal                                                on Date of    Maturity      Value
        Amount     Description                                   Purchase*      Date      (Note 1a)
---------------------------------------------------------------------------------------------------
       $1,650,000  Rockland County, New York
                   Industrial Development Agency VR  . . . .       3.750%     07/05/96   $1,650,000
          345,000  Schoharie County, New York
                   Industrial Development Agency VR  . . . .       3.550      07/05/96      345,000
        2,555,000  St. Lawrence County, New  York
                   Industrial Development Agency VR  . . . .       3.550      07/05/96    2,555,000
        1,450,000  Syracuse, New York
                   Industrial Development Agency PUT . . . .       4.050      06/15/97    1,450,000
        3,550,000  Syracuse, New York
                   Industrial Development Agency VR  . . . .       3.600      07/03/96    3,550,000
        6,660,000  Wyoming County, New York
                   Industrial Development Agency VR  . . . .       3.750      07/05/96    6,660,000
          640,000  Wyoming County, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96      640,000
        1,315,000  Yates County, New York
                   Industrial Development Agency VR  . . . .       3.350      07/05/96    1,315,000
        1,080,000  Yonkers, New York
                   Industrial Development Agency VR  . . . .       3.650      07/05/96    1,080,000
                                                                                       ------------
                                                                                        182,973,162

                   Puerto Rico -- 6.7%

       13,600,000  Puerto Rico Industrial, Tourist,
                   Educational, Medical & Environmental
                   Control Facilities VR . . . . . . . . . .       3.650      07/03/96   13,600,000
                                                                                       ------------
                   Total Investments -- 97.3% (cost
                   $196,573,162) . . . . . . . . . . . . . .                            196,573,162

                   Other assets in excess of liabilities --
                   2.7%  . . . . . . . . . . . . . . . . . .                              5,382,001
                                                                                       ------------
                   Net Assets -- 100.0%  . . . . . . . . . .                           $201,955,163
                                                                                       ------------
                                                                                       ------------

      * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

      Abbreviations used in this statement:

       GO   -- General Obligation

       FGIC -- Insured as to principal  and interest by the  Financial  Guaranty
               Insurance Corporation.

       MBIA -- Insured  as  to  principal  and  interest  by  the MBIA Insurance
               Corporation.

       P/R  -- Pre-refunded in U.S. Treasury Securities.

       PUT -- Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.

       TECP -- Tax Exempt Commercial Paper

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

      Statement of Assets and Liabilities

      June 30, 1996 (unaudited)

      Assets
      Investments, at value (cost $196,573,162) . . . . . . . . . . $196,573,162
      Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      132,903
      Receivable for Fund shares sold . . . . . . . . . . . . . . .    4,967,185
      Interest receivable . . . . . . . . . . . . . . . . . . . . .      600,754
                                                                    ------------
             Total assets   . . . . . . . . . . . . . . . . . . . .  202,274,004
                                                                    ------------

      Liabilities

       Payable for Fund shares redeemed  . . . . . . . . . . . . . .     136,474
       Dividend payable  . . . . . . . . . . . . . . . . . . . . . .      19,421
       Management fee payable  . . . . . . . . . . . . . . . . . . .      29,326
       Accrued expenses  . . . . . . . . . . . . . . . . . . . . . .     133,620
                                                                    ------------
              Total liabilities  . . . . . . . . . . . . . . . . . .     318,841
                                                                    ------------

         Net Assets (equivalent to $1.00 per share on 202,184,309
           shares of $.001 par value capital stock outstanding). . .$201,955,163
                                                                    ------------
                                                                    ------------


      Statement of Operations
      For the Six Months Ended June 30, 1996 (unaudited)

         Income
           Interest   . . . . . . . . . . . . . . . . . . . . . . .   $3,744,546

         Expenses
           Management fee   . . . . . . . . . . . . . .    $195,853
           Custody and administration fees  . . . . . .     122,207
           Audit and tax return preparation fees  . . .      89,708
           Shareholder services   . . . . . . . . . . .      54,700
           Legal  . . . . . . . . . . . . . . . . . . .      24,217
           Printing   . . . . . . . . . . . . . . . . .      10,045
           Directors' fees and expenses   . . . . . . .       1,398
           Registration and filing fees   . . . . . . .       1,243
           Other  . . . . . . . . . . . . . . . . . . .      68,413
                                                           --------
                                                            567,784
            Credits earned from custodian on cash balances   (2,134)     565,650
                                                           --------   ----------
            Net investment income  . . . . . . . . . . . . . . . . .   3,178,896

         Net realized loss on securities sold .  . . . . . . . . . .        (950)
                                                                      ----------
         Net increase in net assets from operations  . . . . . . . .  $3,177,946
                                                                      ----------
                                                                      ----------

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

      Statement of Changes in Net Assets

                                                                  Six Months Ended   Year Ended
                                                                    June 30, 1996   December 31,
                                                                     (unaudited)        1995
------------------------------------------------------------------------------------------------
      Operations
         Net investment income  . . . . . . . . . . . . . . . .       $3,178,896    $8,261,332
         Net realized gain (loss) on securities sold  . . . . .             (950)       27,905
                                                                    ------------  ------------
         Net increase in net assets from operations   . . . . .        3,177,946     8,289,237
                                                                    ------------  ------------
      Dividends from net investment income    . . . . . . . . .       (3,178,896)  (8,261,332)
                                                                    ------------  ------------

      Capital Share Transactions
         Proceeds from sales of shares  . . . . . . . . . . . .      123,703,311   298,776,320
         Net asset value of shares issued in reinvestment of
           dividends  . . . . . . . . . . . . . . . . . . . . .        3,062,639     7,924,931
         Payment for redemption of shares   . . . . . . . . . .     (151,358,432) (349,968,556)
                                                                    ------------  ------------
         Net decrease in net assets derived from share
           transactions   . . . . . . . . . . . . . . . . . . .     (24,592,482)  (43,267,305)
                                                                    ------------  ------------
         Net decrease in net assets   . . . . . . . . . . . . .     (24,593,432)  (43,239,400)

      Net Assets

         Beginning of period  . . . . . . . . . . . . . . . . .      226,548,595   269,787,995
                                                                    ------------  ------------
         End of period  . . . . . . . . . . . . . . . . . . . .     $201,955,163  $226,548,595
                                                                    ------------  ------------
                                                                    ------------  ------------


      Financial Highlights

      Selected data per share of capital stock outstanding throughout each period:


                               Six Months Ended             Year Ended December 31,
                                June 30, 1996   ---------------------------------------------------
                                  (unaudited)   1995         1994        1993      1992       1991
---------------------------------------------------------------------------------------------------
      Net asset value,
       beginning of period  . .     $1.000     $1.000       $1.000      $1.000    $1.000     $1.000
                                  --------   --------     --------    --------  --------   --------
      Net investment income . .      0.016      0.037ss.     0.027       0.023     0.031      0.047
      Dividends from net
       investment income  . . .     (0.016)    (0.037)      (0.027)     (0.023)   (0.031)    (0.047)
                                  --------   --------     --------    --------  --------   --------
      Net asset value, end of
       period   . . . . . . . .     $1.000     $1.000       $1.000      $1.000    $1.000     $1.000
                                  --------   --------     --------    --------  --------   --------
                                  --------   --------     --------    --------  --------   --------

      Net assets, end of period
       (thousands)  . . . . . .   $201,955   $226,549     $269,788    $262,413  $263,685   $154,782
      Total investment return .      +1.6%      +3.7%        +2.7%       +2.3%     +3.1%      +4.8%
      Ratios to average net
       assets:
         Expenses   . . . . . .      0.58%*     0.43%        0.41%       0.41%     0.42%      0.60%
         Net investment income       3.25%*     3.67%        2.63%       2.31%     3.07%      4.63%

       *   Annualized.

       ss. Net investment income per share would have been $.037 and the expense ratio to average net assets  would have been .45% for the year ended
            December 31, 1995, before waiver of management fee and credits earned on custodian cash balances.

                See accompanying notes to financial statements.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND


     Notes to Financial Statements
     (unaudited)


     1.      Organization and Significant  Accounting  Policies

     Salomon Brothers Series Funds Inc (the "Company") was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of ten portfolios:
     Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund, (the "Fund"), Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), and Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"). The Fund is included in this report. The Fund's objective is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Cash Management Fund, Institutional Money Market Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, and Asia Growth Fund are reported in separate reports and are not included herein.

     Following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

               (a) Securities Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

               (b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND



               (c) Dividends and Distributions to Shareholders. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

               (d) Expenses. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period the expense was incurred.

               (e) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

      2.      Management Fee and Other  Agreements

     The Company retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management fee for these services is payable monthly and is based on an annual rate of .20% of the Fund's average daily net assets.

     If in any fiscal year total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the six months ended June 30, 1996.

     Investors Bank & Trust Company serves as custodian and administrator for the Fund, which includes performing custodial and certain administrative services in connection with the operation of the Fund. During the six months ended June 30, 1996, custodian fees were reduced by $2,134 for the Fund, relating to credits earned on cash balances held by the custodian.

     The Fund has an agreement with Salomon Brothers Inc to distribute its shares.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND


     Notes to Financial Statements
     (unaudited)

      3.      Capital Stock

     At June 30, 1996, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Fund had 1,000,000,000 shares authorized.

     Net assets consist of:

     Par value. . . . . . . . . . . . . . . . . . . . . . . . . .  $    202,184
     Paid-in capital in excess of par . . . . . . . . . . . . . .   201,981,268
     Accumulated net realized loss on investments   . . . . . . .      (228,289)
                                                                   -------------
     Net assets . . . . . . . . . . . . . . . . . . . . . . . . .  $201,955,163
                                                                   -------------
                                                                   -------------

      4.      Portfolio Activity

     The Fund invests in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The Fund pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations that are exempt from Federal income tax and from personal income taxes of the State of New York and its cities. Because the Fund invests primarily in obligations of the State of New York and its cities, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

     At December 31, 1995, the Fund had net capital loss carry-forwards available to offset future capital gains as follows:


     Year of Expiration
     ---------------------------------------------------------------------------
       1999   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 67,240
       2000   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   94,778
       2002   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65,321
                                                                        --------
                                                                        $227,339
                                                                        --------
                                                                        --------

      5.      Subsequent  Event

     On July 17, 1996, the Board of Directors of the Fund approved the implementation of a multiple class pricing system. In connection with such implementation, the Fund will designate all outstanding shares of capital stock as Class O and will create three new classes designated Class A, Class B and Class C shares.

                           STATEMENT OF DIFFERENCES

     The section symbol shall be expressed as ss.

SALOMON BROTHERS CAPITAL FUND INC
--------------------------------------------------------------------------------
Statement  of  Net  Assets
June 30, 1996 (unaudited)
COMMON STOCKS -- 91.7% OF NET ASSETS
--------------------------------------------------------------------------------

                                                                                               VALUE
  SHARES                                    DESCRIPTION                                      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
            BASIC INDUSTRIES -- 3.9%
    20,000  Hercules....................................................................   $   1,105,000
    75,000  Nalco Chemical..............................................................       2,362,500
    30,000  OM Group....................................................................       1,177,500
                                                                                           -------------
                                                                                               4,645,000
                                                                                           -------------
            CAPITAL GOODS -- 5.5%
    40,000  Fluor.......................................................................       2,615,000
    30,000  Raytheon....................................................................       1,548,750
    60,000  Tyco International..........................................................       2,445,000
                                                                                           -------------
                                                                                               6,608,750
                                                                                           -------------
            CONSUMER CYCLICALS -- 18.8%
    86,300  Big Flower Press Holdings*..................................................       1,218,988
    20,000  Eastman Kodak...............................................................       1,555,000
    35,000  Federated Department Stores*................................................       1,194,375
    75,000  Fine Host*..................................................................         900,000
    35,000  General Motors..............................................................       1,833,125
   225,000  Hollinger...................................................................       1,800,000
    50,000  Magna International.........................................................       2,300,000
    30,000  Melville....................................................................       1,215,000
   100,000  Norton McNaughton*..........................................................         725,000
    40,000  Omnicom Group...............................................................       1,860,000
   100,000  Price/Costo*................................................................       2,162,500
    50,000  Proffitts*..................................................................       1,775,000
    80,000  Sears, Roebuck..............................................................       3,890,000
                                                                                           -------------
                                                                                              22,428,988
                                                                                           -------------
            CONSUMER NON-CYCLICALS -- 19.3%
   100,000  Coca-Cola Enterprises.......................................................       3,462,500
    50,000  ConAgra.....................................................................       2,268,750
   300,000  Food Lion...................................................................       2,325,000
    85,000  Hormel Foods................................................................       2,273,750
   100,000  IBP.........................................................................       2,762,500
    90,000  Kroger*.....................................................................       3,555,000
    15,000  Loews.......................................................................       1,183,125
    30,000  Penn Traffic*...............................................................         255,000
    15,000  Philip Morris Companies.....................................................       1,560,000
     45,00  RJR Nabisco Holdings........................................................       1,395,000
    80,000  Whitman.....................................................................       1,930,000
                                                                                           -------------
                                                                                              22,970,625
                                                                                           -------------
            ENERGY -- 16.1%
    20,000  Amoco.......................................................................       1,447,500
    40,000  Ashland.....................................................................       1,585,000
    70,000  Diamond Shamrock............................................................       2,021,250
    50,000  Holly.......................................................................       1,250,000
    40,000  Noble Affiliates............................................................       1,510,000
    60,000  Tejas Gas*..................................................................       2,085,000
    40,000  Ultramar....................................................................       1,160,000
   125,000  Union Pacific Resources Group...............................................       3,343,750
    40,000  Unocal......................................................................       1,350,000
    70,000  Williams Companies..........................................................       3,465,000
                                                                                           -------------
                                                                                              19,217,500
                                                                                           -------------

                                 See accompanying notes to financial statements.

SALOMON BROTHERS CAPITAL FUND INC
--------------------------------------------------------------------------------
Statement  of  Net  Assets
June 30, 1996 (unaudited)
COMMON STOCKS  (continued)
--------------------------------------------------------------------------------

                                                                                               VALUE
  SHARES                                    DESCRIPTION                                      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 9.8%
    15,000  Aetna Life & Casualty.......................................................   $   1,072,500
    25,000  Bank of Boston..............................................................       1,237,500
    60,000  Bank of New York............................................................       3,075,000
    75,000  Long Island Bancorp.........................................................       2,292,184
    25,000  MGIC Investment.............................................................       1,403,125
    30,000  Travelers Group.............................................................       1,368,750
    25,000  Trenwick Group..............................................................       1,250,000
                                                                                           -------------
                                                                                              11,699,059
                                                                                           -------------
            HEALTH CARE -- 8.2%
    15,000  Astra AB, Class A...........................................................         664,299
    70,000  Columbia/HCA Healthcare.....................................................       3,736,250
    65,000  FHP International*..........................................................       1,779,375
    65,000  SmithKline Beecham -- ADR...................................................       3,534,375
                                                                                           -------------
                                                                                               9,714,299
                                                                                           -------------
            TECHNOLOGY -- 6.7%
    50,000  Electric Fuel*..............................................................         343,750
    75,000  EMC*........................................................................       1,396,875
    35,000  Greenfield Industries.......................................................       1,155,000
    90,000  Plantronics*................................................................       3,307,500
    20,000  Seagate Technology*.........................................................          90,000
    30,000  Spectrian*..................................................................         427,500
    45,000  Stormedia*..................................................................         489,375
                                                                                           -------------
                                                                                               8,020,000
                                                                                           -------------
            TRANSPORTATION -- 3.4%
   125,000  Canadian National Railway...................................................       2,296,875
    60,000  Pittston Brink's Group......................................................       1,747,500
                                                                                           -------------
                                                                                               4,044,375
                                                                                           -------------
            TOTAL COMMON STOCKS (cost $97,015,261)......................................     109,348,596
                                                                                           -------------
CONVERTIBLE PREFERRED STOCKS -- 1.9%
--------------------------------------------------------------------------------------------------------
            CONSUMER NON-CYCLICALS -- 1.9%
   350,000  RJR Nabisco Holdings, 9.25% (cost $2,138,625)...............................        2,275,00
                                                                                           -------------
CONVERTIBLE CORPORATE BONDS -- 1.3%
--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
-------------------------------------------------------------------------------------------------------

             TECHNOLOGY -- 1.3%
$ 1,500,000  Connor Peripherals, 6.50%, due 03/01/02 (cost $1,678,087).................       1,548,750
                                                                                          -------------
PURCHASED OPTIONS -- 0.1%
-------------------------------------------------------------------------------------------------------
CONTRACTS
-------------------------------------------------------------------------------------------------------
         50  Nasdaq Index Puts (expiring July 1996, exercise price $625)...............          11,250
        100  S&P 400 MIDCAP Index Puts (expiring August 1996, exercise price $200).....           5,000
        100  S&P 400 MIDCAP Index Puts (expiring December 1996, exercise price $200)...          22,500
        175  S&P 500 Index Puts (expiring July 1996, exercise price $635)..............          15,314
         75  S&P 500 Index Puts (expiring August 1996, exercise price $630)............          18,282
                                                                                          -------------
             TOTAL PURCHASED OPTIONS (cost $157,339)...................................          72,346
                                                                                          -------------
             TOTAL INVESTMENTS -- 95.0% (cost $100,989,312)............................     113,244,692
                                                                                          -------------

                See accompanying notes to financial statements.

SALOMON BROTHERS CAPITAL FUND INC
--------------------------------------------------------------------------------
COMMON STOCKS (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                                                     VALUE
AMOUNT                                      DESCRIPTION                                     (NOTE 1A)
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.8%
$ 3,444,000  Repurchase Agreement, 5.42% due 07/01/96, dated 06/28/96, with J.P. Morgan
               Securities, collateralized by $2,331,000 U.S. Treasury Bonds, 12.50%,
               due 08/15/14 valued at $3,513,983; proceeds: $3,445,556.................   $   3,444,000
  3,443,000  Repurchase Agreement, 5.30% due 07/01/96, dated 06/28/96, with Merrill
               Lynch, Pierce, Fenner & Smith, collateralized by $5,520,000 U.S.
               Treasury Strips, Zero-Coupon, due 05/15/03, valued at $3,512,100;
               proceeds: $3,444,521....................................................       3,443,000
                                                                                          -------------
             TOTAL REPURCHASE AGREEMENTS (cost $6,887,000).............................       6,887,000
                                                                                          -------------

             CASH AND RECEIVABLES -- 1.3%.................................   $ 1,543,008

             LIABILITIES -- (2.1)%........................................    (2,495,279)       (952,271)
                                                                             -----------    ------------
             NET ASSETS -- equivalent to $20.45, offering and redemption price per share on 5,827,321 shares of $1.00 par value capital stock outstanding;
               25,000,000 shares authorized.............................................    $119,179,421
                                                                                            ------------
                                                                                            ------------
             NET ASSETS CONSIST OF:
             Capital stock..............................................................    $  5,827,321
             Additional paid-in capital.................................................      86,598,860
             Undistributed net investment income........................................         413,392
             Undistributed net realized gain............................................      14,084,495
             Net unrealized appreciation................................................      12,255,353
                                                                                            ------------
             NET ASSETS.................................................................    $119,179,421
                                                                                            ------------
                                                                                            ------------

------------

 * Non-income producing security.

                                 See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C


Statement of Operations for the six months ended June 30, 1996 (unaudited)

Investment Income

Income
Dividends (net of foreign withholding taxes of $14,244)..............................     $   898,492
Interest.............................................................................         237,493
                                                                                          -----------
                                                                                            1,135,985

Expenses
Management fee.........................................................    $  548,783
Directors' fees and expenses...........................................        32,765
Legal..................................................................        29,415
Audit and tax return preparation fees..................................        26,995
Shareholder services...................................................        24,570
Custodian..............................................................        22,135
Printing...............................................................        17,285
Registration and filing fees...........................................         9,405
Other..................................................................        15,710         727,063
                                                                           ----------     -----------
Net investment income................................................................         408,922
                                                                                          -----------


Net Realized Gain on Investments, Options and Foreign Currencies
Net realized gain on investments, options and foreign currencies.....................      14,096,425


Net Unrealized Appreciation of Investments
Beginning of period....................................................    11,140,591
End of period..........................................................    12,255,353
                                                                           ----------
Increase in net unrealized appreciation..............................................       1,114,762
                                                                                          -----------
Net realized gain and increase in net unrealized appreciation........................      15,211,187
                                                                                          -----------
Net increase in net assets from operations...........................................     $15,620,109
                                                                                          ===========

                            See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Changes in Net Assets
                                                                    Six Months
                                                                       Ended              Year Ended
                                                                   June 30, 1996         December 31,
                                                                    (unaudited)              1995
-----------------------------------------------------------------------------------------------------
Operations
Net investment income......................................        $    408,922          $    702,996
Net realized gain on investments, options and
  foreign currencies.......................................          14,096,425            20,581,764
Increase in net unrealized appreciation....................           1,114,762             7,415,877
                                                                   ------------          ------------
Net increase in net assets from operations.................          15,620,109            28,700,637
                                                                   ------------          ------------

Distributions to Shareholders from
Net investment income......................................               --                 (698,526)
Net realized gain on investments, options and
  foreign currencies.......................................          (5,326,277)          (11,082,177)
                                                                   ------------          ------------
                                                                     (5,326,277)          (11,780,703)
                                                                   ------------          ------------

Capital Share Transactions
Proceeds from sales of 937,773 and 1,609,281 shares,
  respectively.............................................          18,287,351            29,031,088
Net asset value of 264,298 and 600,042 shares, respectively, issued in reinvestment of net investment income and net
  realized gain distributions..............................           5,041,709            11,026,944
Payment for redemption of 859,573 and 2,277,011 shares,
  respectively.............................................         (16,872,098)          (41,253,697)
                                                                   ------------          ------------

Change in net assets resulting from capital share
  transactions, representing net increase of 342,498 and
  net decrease of 67,688 shares, respectively..............           6,456,962            (1,195,665)
                                                                   ------------          ------------
Total increase in net assets...............................          16,750,794            15,724,269

Net Assets
Beginning of period........................................         102,428,627            86,704,358
                                                                   ------------          ------------
End of period (includes undistributed net investment income
  of $413,392 and $4,470, respectively)....................        $119,179,421          $102,428,627
                                                                   ============          ============

                            See accompanying notes to financial statements.



S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C


Notes to Financial Statements
(unaudited)



1.   Significant Accounting Policies

The Fund is registered as a non-diversified, open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation through investments primarily in common stocks or securities convertible into common stocks which are believed to have above-average price appreciation potential and which may also involve above-average risk. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principals ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

        (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors.

        (b) Option Contracts. When the Fund writes or purchases a call option or a put option, an amount equal to the premium received or paid is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise.

        (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

        (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Notes to Financial Statements
(unaudited)

        (e) Dividends and Distributions. Dividends and distributions to shareholders are recorded on the ex-dividend date, and determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to deferral of wash sales.

        (f) Other. Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Gains or losses on sales of securities are calculated for financial accounting and Federal tax purposes on the identified cost basis. Interest is recognized as interest income when earned.


2.  Capital Stock

    Payable for Fund shares redeemed at June 30, 1996 amounted to $488,353.


3.  Management Fee and Other Transactions

    The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly-owned subsidiary of Salomon Inc, to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million -- 1%; next $100 million -- .75%; next $200 million -- .625%; excess over $400 million -- .50%. The management fee payable at June 30, 1996 was $94,003.

    Brokerage commissions of $8,490 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Fund during the six months ended June 30, 1996.

    If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the six months ended June 30, 1996, there was no such reimbursement.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Notes to Financial Statements
(unaudited)

4.  Portfolio Activity

    The cost of securities purchased and proceeds from securities sold (other than short-term investments) during the six months ended June 30, 1996 aggregated $111,781,352 and $107,576,225, respectively. Amounts payable for securities purchased at June 30, 1996 aggregated $1,858,925.

    Cost of securities held (excluding short-term investments and written options) on June 30, 1996 for Federal income tax purposes was substantially the same as for book purposes. As of June 30, 1996, total unrealized appreciation and depreciation, based on the cost for Federal income tax purposes, was approximately $13,830,000 and $1,575,000, respectively, resulting in net unrealized appreciation of approximately $12,255,000.

    Transactions in options written during the six months ended June 30, 1996 were as follows:


                                                           Number of   Premiums
                                                           Contracts   Received
                                                           ---------   --------
  Options outstanding at December 31, 1995................    --          --
  Options written.........................................   (100)     $(10,950)
  Options terminated in closing purchase transactions.....    100        10,950
  Options expired.........................................    --          --
  Options exercised.......................................    --          --
                                                            --------   --------
  Options outstanding at June 30, 1996....................    --          --
                                                            ========   ========

     During the six months ended June 30, 1996 net realized gain from written option transactions amounted to $650. During the six months ended June 30, 1996 net realized loss from purchased option transactions amounted to $74,223, for a net realized loss on all option transactions of $73,573.

     The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.



5.    Subsequent Event

     On July 16, 1996, the Board of Directors of the Fund approved the implementation of a multiple class pricing system which is currently pending shareholder approval. In connection with such implementation, the Fund will designate all outstanding shares of capital stock as Class O shares and will create three new classes of shares designated Class A, Class B and Class C shares. Each of the new classes of shares has its own distribution plan and sales charge structure.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Financial Highlights


Selected data per share of capital stock outstanding throughout each period:



                                       Six Months
                                          Ended                        Year Ended December 31,
                                      June 30, 1996 ----------------------------------------------------------
                                       (unaudited)    1995         1994         1993        1992         1991
--------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value
    beginning of period.............     $18.67       $15.62      $20.80       $19.64       $19.06      $14.86
                                         ------       ------      ------       ------       ------      ------

Net investment income...............        .07          .14         .03          .028         .10         .33

Net gains (losses) on securities
    (both realized and unrealized)..       2.67         5.27       (2.87)        3.242         .80        4.56
                                         ------       ------      ------       -------      ------      ------

        Total from investment
            operations..............       2.74         5.41       (2.84)        3.27          .90        4.89
                                         ------       ------      ------       ------       ------      ------

Less dividends and distributions:

Dividends from net investment
    income..........................         --         (.14)       (.03)       (.035)        (.105)      (.325)

Distributions from net realized
    gain on investments.............       (.96)       (2.22)      (1.51)      (2.075)        (.215)      (.365)

Distribution in excess of
    net realized gains..............         --           --        (.80)          --           --          --
                                         ------       ------      ------       ------       ------      ------

        Total dividends and
            distributions...........       (.96)       (2.36)      (2.34)       (2.11)        (.32)       (.69)
                                         ------       ------      ------       ------       ------      ------

Net asset value
    end of period...................     $20.45       $18.67      $15.62       $20.80       $19.64      $19.06
                                         ------       ------      ------       ------       ------      ------

Total investment return based on
    net asset value per share.......     +15.1%       +34.9%      -14.2%       +17.2%        +4.7%      +33.4%

Ratios/Supplemental Data:

Net assets end of period
    (thousands).....................   $119,179     $102,429     $86,704     $113,905     $103,356     $89,829

Ratio of expenses to average
    net assets......................      1.29%*       1.36%       1.30%        1.31%        1.34%       1.48%

Ratio of net investment income
    to average net assets...........      0.73%*       0.74%       0.12%        0.13%        0.58%       1.87%

Portfolio turnover rate.............       102%         217%        152%         104%          41%         94%

Average broker commission rate......    $0.0559         N/A         N/A          N/A          N/A         N/A


-------------
  * Annualized.

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Portfolio of Investments

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ---------------------------------------------------------------------------------------------------------------
               Municipal Bonds and Notes -- 98.8%
               New York -- 92.8%
$ 1,050,000    Albany County, New York
                 Industrial Development Agency PUT.......................      4.150%      12/01/96   $  1,050,000
    800,000    Albany County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        800,000
  1,139,000    Albany, New York
                 Housing Authority VR....................................      3.900       01/03/96      1,139,000
  2,410,000    Albany, New York
                 Industrial Development Agency PUT.......................      4.250       07/01/96      2,410,000
  2,600,000    Amherst, New York
                 Industrial Development Agency VR........................      5.300       01/04/96      2,600,000
    400,000    Amherst, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        400,000
    950,000    Auburn, New York
                 Industrial Development Agency VR........................      5.450       01/03/96        950,000
    875,000    Babylon, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        875,000
  2,025,000    Broome County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      2,025,000
    650,000    Broome County, New York
                 Industrial Development Agency VR........................      4.800       01/03/96        650,000
  2,250,000    Chautaqua County, New York
                 Industrial Development Agency VR........................      5.450       01/03/96      2,250,000
  3,000,000    Chemung County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      3,000,000
    730,000    Colonie, New York
                 Housing Development Corporation VR......................      3.900       01/03/96        730,000
  3,525,000    Colonie, New York
                 Industrial Development Agency PUT.......................      4.150       12/01/96      3,525,000
    585,000    Colonie, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        585,000
  5,000,000    Connetquot Central School District, New York GO TAN.......      3.900       06/27/96      5,011,220
  1,275,000    Dutchess County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,275,000
  1,210,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,210,000
    500,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        500,000
    400,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        400,000

                 See accompanying notes to financial statements.
                                                                        Page 3

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Portfolio of Investments

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ------------------------------------------------------------------------------------------------------------
$   388,400    Erie County, New York
                 Industrial Development Agency VR........................      5.250%      01/04/96   $    388,400
  1,140,000    Fulton County, New York
                 Industrial Development Agency PUT.......................      4.150       12/01/96      1,140,000
  1,860,000    Fulton County, New York
                 Industrial Development Agency VR........................      5.150       01/04/96      1,860,000
  3,000,000    Islip, New York
                 Industrial Development Agency VR........................      5.225       01/04/96      3,000,000
    500,000    Lewis County, New York
                 Development Agency VR ..................................      4.900       01/03/96        500,000
  1,820,000    Monroe County, New York
                 Industrial Development Agency PUT.......................      4.000       06/01/96      1,820,000
    700,000    Monroe County, New York
                 Industrial Development Agency PUT.......................      4.400       06/15/96        700,000
  6,500,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.450       01/03/96      6,500,000
  4,375,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      4,375,000
  4,300,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.000       01/04/96      4,300,000
  3,325,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.300       01/04/96      3,325,000
  2,370,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      2,370,000
  2,200,000    Monroe County, New York
                 Industrial Development Agency VR........................      4.150       01/02/96      2,200,000
  1,740,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,740,000
  1,700,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.500       01/03/96      1,700,000
  1,580,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,580,000
    945,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        945,000
    225,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        225,000

                 See accompanying notes to financial statements.
Page 4

SALOMON BROTHERS MONEY MARKET FUNDS

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ------------------------------------------------------------------------------------------------------------
$ 4,475,000    Mount Pleasant, New York

                 Industrial Development Agency VR........................      5.200%      01/02/96   $  4,475,000
  3,000,000    Nassau County, New York GO BAN............................      3.450       08/15/96      3,014,478
  2,000,000    Nassau County, New York GO TAN............................      3.700       04/15/96      2,004,309
  1,090,000    Nassau County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,090,000
    800,000    New York City, New York
                 Housing Development Corporation VR......................      5.250       01/03/96        800,000
 16,330,000    New York City, New York
                 Housing Development Corporation VR......................      5.750       01/04/96     16,330,000
  2,000,000    New York City, New York
                 Housing Development Corporation VR......................      5.800       01/04/96      2,000,000
  1,000,000    New York City, New York
                 Housing Development Corporation VR......................      5.750       01/04/96      1,000,000
  9,500,000    New York City, New York
                 Industrial Development Agency VR........................      6.250       01/02/96      9,500,000
  6,000,000    New York City, New York
                 Industrial Development Agency VR........................      5.500       01/04/96      6,000,000
  2,100,000    New York City, New York
                 Industrial Development Agency VR........................      6.100       01/02/96      2,100,000
  1,650,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,650,000
  1,300,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,300,000
    780,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        780,000
    600,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        600,000
    505,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        505,000
    400,000    New York City, New York
                 Industrial Development Agency VR........................      5.800       01/04/96        400,000
    115,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        115,000
  1,200,000    New York City, New York
                 Trust for Cultural Resources VR.........................      5.550       01/03/96      1,200,000

                 See accompanying notes to financial statements.
                                                                        Page 5

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Portfolio of Investments

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ------------------------------------------------------------------------------------------------------------
$ 5,000,000    New York City, New York GO VR.............................      6.100%      01/02/96   $  5,000,000
  8,000,000    New York City, New York GO VR.............................      6.250       01/02/96      8,000,000
  6,900,000    New York City, New York GO VR.............................      5.500       01/03/96      6,900,000
  3,800,000    New York City, New York GO VR.............................      6.250       01/02/96      3,800,000
  1,100,000    New York City, New York GO VR.............................      5.350       01/03/96      1,100,000
  1,050,000    New York State, Dormitory Authority FGIC..................      3.800       07/01/96      1,063,100
 13,674,000    New York State, Dormitory Authority TECP..................      4.900       01/03/96     13,674,000
    500,000    New York State,
                 Energy Research & Development VR........................      3.550       01/02/96        500,000
  3,390,000    New York State,
                 Job Development Authority VR............................      4.400       01/02/96      3,390,000
  1,620,000    New York State,
                 Job Development Authority VR............................      4.400       01/02/96      1,620,000
    925,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        925,000
    420,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        420,000
    125,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        125,000
    100,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        100,000
  1,000,000    New York State,
                 Urban Development Corporation BIG P/R...................      3.500       01/01/96      1,020,000
  1,350,000    New York State,
                 Urban Development Corporation P/R.......................      3.500       01/01/96      1,377,000
  1,000,000    New York State,
                 Urban Development Corporation P/R.......................      5.750       01/01/96      1,020,000
    600,000    New York State,
                 Urban Development Corporation P/R.......................      5.750       01/01/96        612,000
  1,600,000    Newburgh, New York
                 Industrial Development Agency VR........................      4.800       01/03/96      1,600,000
  1,180,000    Niagara County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,180,000
  2,050,000    Oneida County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      2,050,000

                 See accompanying notes to financial statements.
Page 6

SALOMON BROTHERS MONEY MARKET FUNDS

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ------------------------------------------------------------------------------------------------------------
$   379,000    Oneida County, New York
                 Industrial Development Agency VR........................      5.100%      01/04/96   $    379,000
  3,900,000    Onondaga County, New York
                 Industrial Development Agency VR........................      5.400       01/03/96      3,900,000
  1,300,000    Onondaga County, New York
                 Industrial Development Agency VR........................      5.400       01/03/96      1,300,000
  3,500,000    Ontario County, New York
                 Industrial Development Agency VR........................      6.650       01/02/96      3,500,000
  1,650,000    Rockland County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,650,000
    345,000    Schoharie County, New York
                 Industrial Development Agency VR........................      5.100       01/04/96        345,000
     75,000    St. Lawrence County, New York
                 Industrial Development Agency VR........................      5.450       01/04/96         75,000
  1,675,000    Suffolk County, New York GO AMBAC.........................      3.750       10/15/96      1,684,606
  1,500,000    Syracuse, New York
                 Industrial Development Agency PUT.......................      4.400       06/15/96      1,500,000
  3,550,000    Syracuse, New York
                 Industrial Development Agency VR........................      5.500       01/03/96      3,550,000
  2,000,000    Triborough Bridge & Tunnel Authority
                 New York P/R............................................      4.000       01/01/96      2,040,000
  6,660,000    Wyoming County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      6,660,000
    640,000    Wyoming County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        640,000
  1,440,000    Yates County, New York
                 Industrial Development Agency VR........................      5.150       01/04/96      1,440,000
  1,080,000    Yonkers, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,080,000
                                                                                                      ------------
                                                                                                       210,137,113

                 See accompanying notes to financial statements.
                                                                        Page 7

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Portfolio of Investments

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)

------------------------------------------------------------------------------

                                                                             Yield to
                                                                             Maturity
 Principal                                                                  on Date of    Maturity    Value (Note
  Amount                              Description                           Purchase*       Date          1a)
   ------------------------------------------------------------------------------------------------------------
               Puerto Rico -- 6.0%
$13,600,000    Puerto Rico Industrial, Tourist, Educational,

                 Medical & Environmental Control Facilities VR...........      5.400%      01/03/96   $ 13,600,000
                                                                                                      ------------
               Total Investments -- 98.8% (cost $223,737,113)............                              223,737,113
               Other assets in excess of liabilities -- 1.2%.............                                2,811,482
                                                                                                      ------------
               Net Assets -- 100.0%......................................                             $226,548,595
                                                                                                       ===========

*Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:

  AMBAC   --  Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
  BAN     --  Bond Anticipation Note
  BIG     --  Insured as to principal and interest by the Bond Investors Guaranty Insurance Company.
  FGIC    --  Insured as to principal and interest by the Financial Guaranty Insurance Company.
  GO      --  General Obligation
  P/R     --  Pre-refunded in U.S. Treasury Securities.
  PUT     --  Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
  TAN     --  Tax Anticipation Note
  TECP    --  Tax Exempt Commercial Paper

                 See accompanying notes to financial statements.
Page 8

SALOMON BROTHERS MONEY MARKET FUNDS

-------------------------------------------------------
Statement of Assets and Liabilities

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------

Assets

Investments, at value (cost $223,737,113)....................................................   $223,737,113
Cash.........................................................................................         22,069
Receivable for Fund shares sold..............................................................      1,934,480
Interest receivable..........................................................................      1,210,552
                                                                                                ------------
        Total assets.........................................................................    226,904,214
                                                                                                ------------
Liabilities

Payable for Fund shares redeemed.............................................................        266,863
Dividend payable.............................................................................         15,997
Management fee payable.......................................................................         35,265
Accrued expenses.............................................................................         37,494
                                                                                                ------------
        Total liabilities....................................................................        355,619
                                                                                                ------------
Net Assets (equivalent to $1.00 per share on 226,776,791 shares of $.001 par value
  capital stock outstanding).................................................................   $226,548,595
                                                                                                 ===========

------------------------------------------
Statement of Operations

Year Ended December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------

Income
    Interest....................................................................................    $9,231,307
Expenses
    Management fee.................................................................   $  449,809
    Custody and administration fees................................................      258,054
    Shareholder services...........................................................      113,900
    Audit and tax return preparation fees..........................................       77,282
    Legal..........................................................................       40,000
    Printing.......................................................................       27,718
    Amortization of organization expenses..........................................        9,071
    Directors' fees and expenses...................................................        1,617
    Other..........................................................................       30,000
                                                                                      ----------
                                                                                       1,007,451

    Management fee waived by investment advisor....................................      (31,455)
    Credits earned from custodian on cash balances.................................       (6,021)      969,975
                                                                                      ----------    ----------
    Net investment income.......................................................................     8,261,332
Net realized gain on securities sold............................................................        27,905
                                                                                                    ----------
Net increase in net assets from operations......................................................    $8,289,237
                                                                                                     =========

                 See accompanying notes to financial statements.
                                                                        Page 9

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Statement of Changes in Net Assets

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                                  Year Ended December 31,

                                                                            -----------------------------------
                                                                                1995                  1994
  -----------------------------------------------------------------------------------------------------------
Operations

    Net investment income..............................................     $   8,261,332         $   6,160,954
    Net realized gain (loss) on securities sold........................            27,905               (65,622)
                                                                            -------------         -------------
    Net increase in net assets from operations.........................         8,289,237             6,095,332
                                                                            -------------         -------------
Dividends from net investment income...................................        (8,261,332)           (6,160,954)
                                                                            -------------         -------------
Capital Share Transactions

    Proceeds from sales of shares......................................       298,776,320           424,692,601
    Net asset value of shares issued in reinvestment of dividends......         7,924,931             5,955,238
    Payment for redemption of shares...................................      (349,968,556)         (423,206,832)
                                                                            -------------         -------------
    Net increase (decrease) in net assets derived from share

      transactions.....................................................       (43,267,305)            7,441,007
                                                                            -------------         -------------
    Net increase (decrease) in net assets..............................       (43,239,400)            7,375,385
Net Assets

    Beginning of year..................................................       269,787,995           262,412,610
                                                                            -------------         -------------
    End of year........................................................     $ 226,548,595         $ 269,787,995
                                                                             ============          ============

-----------------------------------------------------------------------------
Financial Highlights

Selected data per share of capital stock outstanding throughout each year:

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                          Year Ended December 31,

                                                          --------------------------------------------------------
                                                            1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------
Net asset value, beginning of year....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                          --------    --------    --------    --------    --------
Net investment income.................................       0.037sec.    0.027      0.023       0.031       0.047
Dividends from net investment income..................      (0.037)     (0.027)     (0.023)     (0.031)     (0.047)
                                                          --------    --------    --------    --------    --------
Net asset value, end of year..........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                          ========    ========    ========    ========    ========
Net assets end of year (thousands)....................    $226,549    $269,788    $262,413    $263,685    $154,782
Total investment return...............................       +3.7%       +2.7%       +2.3%       +3.1%       +4.8%
Ratios to average net assets:

    Expenses..........................................       0.43%sec.    0.41%      0.41%       0.42%       0.60%
    Net investment income.............................       3.67%       2.63%       2.31%       3.07%       4.63%

sec.Net investment income per share would have been $.037 and the expense ratio to average net assets would have been .45% before waiver of management fee and credits earned on custodian cash balances.

                 See accompanying notes to financial statements.
Page 10

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Portfolio of Investments

December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                             Yield to
                                                                            Maturity on
Principal                                                                     Date of      Maturity    Value (Note
  Amount                              Description                            Purchase        Date          1a)
   ------------------------------------------------------------------------------------------------------------
              U.S. Treasury Bills -- 99.9%
$  898,000    U.S. Treasury Bill.........................................      5.350%      01/11/96    $   896,665
   870,000    U.S. Treasury Bill.........................................      5.270       01/18/96        867,835
   190,000    U.S. Treasury Bill.........................................      4.800       02/08/96        189,037
 9,190,000    U.S. Treasury Bill.........................................      4.880       02/08/96      9,142,662
   315,000    U.S. Treasury Bill.........................................      5.270       02/08/96        313,248
                                                                                                       -----------
              Total Investments -- 99.9% (cost $11,409,447)........................................     11,409,447
              Other assets in excess of liabilities -- 0.1%........................................         16,021
                                                                                                       -----------
              Net Assets -- 100.0%.................................................................    $11,425,468
                                                                                                        ==========

                 See accompanying notes to financial statements.
                                                                       Page 11

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Statement of Assets and Liabilities

December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------

Assets
Investments, at value (cost $11,409,447)......................................................   $11,409,447
Cash..........................................................................................         7,304
Receivable from investment advisor............................................................         5,394
Receivable for Fund shares sold...............................................................        28,974
                                                                                                 -----------
        Total assets..........................................................................    11,451,119
                                                                                                 -----------
Liabilities

Payable for Fund shares redeemed..............................................................         8,000
Dividend payable..............................................................................        10,635
Accrued expenses..............................................................................         7,016
                                                                                                 -----------
        Total liabilities.....................................................................        25,651
                                                                                                 -----------
Net Assets (equivalent to $1.00 per share on 11,425,379 shares of $.001 par value
  capital stock outstanding)..................................................................   $11,425,468
                                                                                                  ==========

------------------------------------------------------------------------------
Statement of Operations

Year Ended December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------

Income
    Interest.....................................................................................    $843,023
Expenses
    Management fee....................................................................   $ 15,217
    Custody and administration fees...................................................     26,631
    Registration and filing fees......................................................     13,359
    Amortization of organization expenses.............................................     11,241
    Shareholder services..............................................................     11,079
    Audit and tax return preparation fees.............................................      9,200
    Legal.............................................................................      7,144
    Printing..........................................................................      6,000
    Directors' fees and expenses......................................................      1,618
    Other.............................................................................      4,551
                                                                                         --------
                                                                                          106,040
    Management fee waived by investment advisor.......................................     (7,096)
    Credits earned from custodian on cash balances....................................        (31)     98,913
                                                                                         --------    --------
    Net investment income........................................................................     744,110
Net realized gain on securities sold.............................................................       6,443
                                                                                                     --------
Net increase in net assets from operations.......................................................    $750,553
                                                                                                     ========

                 See accompanying notes to financial statements.
Page 12

SALOMON BROTHERS MONEY MARKET FUNDS

-------------------------------------------------------------
Statement of Changes in Net Assets

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                                             ----------------------------------
                                                                                 1995                 1994
 ------------------------------------------------------------------------------------------------------------
Operations
    Net investment income...............................................     $    744,110         $   1,045,249
    Net realized gain (loss) on securities sold.........................            6,443                (2,037)
                                                                             ------------         -------------
    Net increase in net assets from operations..........................          750,553             1,043,212
                                                                             ------------         -------------
Dividends and distributions to shareholders

    Dividends from net investment income................................         (744,110)           (1,045,249)
    Distributions from net realized gains...............................             (959)                   --
                                                                             ------------         -------------
                                                                                 (745,069)           (1,045,249)
Capital Share Transactions

    Proceeds from sales of shares.......................................       79,773,668           127,781,043
    Net asset value of shares issued in reinvestment of dividends.......          555,617               881,270
    Payment for redemption of shares....................................      (96,624,438)         (135,113,944)
                                                                             ------------         -------------
    Net decrease in net assets derived from share transactions..........      (16,295,153)           (6,451,631)
                                                                             ------------         -------------
    Contribution from investment advisor (Note 2).......................           48,447                    --
                                                                             ------------         -------------
    Net decrease in net assets..........................................      (16,241,222)           (6,453,668)
Net Assets

    Beginning of year...................................................       27,666,690            34,120,358
                                                                             ------------         -------------
    End of year (including undistributed net investment income of $265

      for 1995).........................................................     $ 11,425,468         $  27,666,690
                                                                              ===========          ============

--------------------------------------
Financial Highlights

Selected data per share of capital stock outstanding throughout each year:

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------

                                                                             Year ended December 31,

                                                               ---------------------------------------------------
                                                                1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------
Net asset value, beginning of year........................     $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               -------    -------    -------    -------    -------
Net investment income.....................................       0.049sec.   0.036     0.028      0.034      0.054sec.
Dividends from net investment income......................      (0.049)    (0.036)    (0.028)    (0.034)    (0.054)
                                                               -------    -------    -------    -------    -------
Net asset value, end of year..............................     $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               =======    =======    =======    =======    =======
Net assets end of year (thousands)........................     $11,425    $27,667    $34,120    $50,554    $35,414
Total investment return...................................       +5.0%      +3.6%      +2.9%      +3.4%      +5.5%
Ratios to average net assets:
    Expenses..............................................       0.65%sec.   0.45%     0.35%      0.44%      0.54%sec.
    Net investment income.................................       4.89%      3.53%      2.83%      3.42%      5.23%

sec. Net investment income per share would have been $.049 and $.052 and the expense ratios to average net assets would have been .70% and .64%, respectively, for the years ended December 31, 1995 and 1991 before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances.

                 See accompanying notes to financial statements.
                                                                       Page 13

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc (the "Company") was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund, (the "New York Municipal Money Fund"), Salomon Brothers U.S. Treasury Securities Money Market Fund (the "U.S. Treasury Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Total Return Fund (the "Total Return Fund"). The New York Municipal Money Fund and the U.S. Treasury Fund (individually, a "Fund", collectively, the "Funds") are included in this report. The New York Municipal Money Fund's objective is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The U.S. Treasury Fund's objective is to seek a high level of current income by investing only in short-term United States government and government agency securities. The Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, and Total Return Fund are reported in a separate report and are not included herein.

Following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (a) Securities Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

          (b) Federal Income Taxes. Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Notes to Financial Statements

          (c) Dividends and Distributions to Shareholders. Dividends on the shares of each Fund are declared each business day to shareholders of record that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

          (d) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Company are allocated to the Funds based on relative average net assets for the period the expense was incurred.

          (e) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Funds' average daily net assets: .20% for the New York Municipal Money Fund and .10% for the U.S. Treasury Fund. For the year ended December 31, 1995, SBAM voluntarily waived management fees of $31,455 and $7,096 for the New York Municipal Money Fund and U.S. Treasury Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ended December 31, 1995.

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Notes to Financial Statements

The U.S. Treasury Fund incurred realized losses on the sale of certain securities in current and previous years. In order to maintain a $1 net asset value per share, SBAM contributed $48,447 to offset cumulative net realized losses. For tax purposes, this contribution was applied against the realized losses for the year ended December 31, 1995. Accordingly, such amount has been reclassified from paid-in-capital to accumulated net realized loss on investments in the composition of net assets detailed in Note 3.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing custodial and certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1995, custodian fees were reduced by $6,021 and $31 for the New York Municipal Money Fund and U.S. Treasury Fund, respectively, relating to credits earned on cash balances held by the custodian.

Each Fund has an agreement with Salomon Brothers Inc to distribute its shares.

3. Capital Stock

At December 31, 1995, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the New York Municipal Money Fund and the U.S. Treasury Fund each had 1,111,111,112 shares authorized.

Net assets, after re-classification of book/tax differences, consist of:

                                                                                     New York         U.S.
                                                                                    Municipal       Treasury
                                                                                    Money Fund        Fund
 ------------------------------------------------------------------------------------------------------------
Par value.......................................................................   $   226,777     $    11,425
Paid-in capital in excess of par................................................   226,549,157      11,413,954
Undistributed net investment income.............................................            --             265
Accumulated net realized loss on investments....................................      (227,339 )          (176)
                                                                                   ------------    -----------
Net assets......................................................................   $226,548,595    $11,425,468
                                                                                   ============     ==========

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Notes to Financial Statements

4. Portfolio Activity

The New York Municipal Money Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The U.S. Treasury Fund invests in U.S. Treasury Securities maturing in thirteen months or less. The New York Municipal Money Fund pursues its investment objectives by investing at least 65% of its net assets in obligations that are exempt from regular Federal income tax and from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

During the year ended December 31, 1995, the New York Municipal Money Fund and U.S. Treasury Fund utilized $27,604 and $6,411, respectively, of capital loss carry-forwards to offset net realized capital gains. At December 31, 1995, the Funds had net capital loss carry-forwards available to offset future capital gains as follows:


                                                                                      New York        U.S.
                                                                                      Municipal     Treasury
                                Year of Expiration                                   Money Fund       Fund
------------------------------------------------------------------------------------------------------------
1999..............................................................................    $  67,240          --
2000..............................................................................       94,778          --
2002..............................................................................       65,321       $ 176
                                                                                     -----------    ---------
                                                                                      $ 227,339       $ 176
                                                                                     ============   =========

SALOMON BROTHERS MONEY MARKET FUNDS

------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of

Salomon Brothers New York Municipal Money Market Fund and

Salomon Brothers U.S. Treasury Securities Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers U.S. Treasury Securities Money Market Fund (two of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
February 16, 1996

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995
SALOMON BROTHERS CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                                   YIELD TO
                                                                  MATURITY ON
PRINCIPAL                                                           DATE OF       MATURITY       VALUE
AMOUNT       DESCRIPTION                                           PURCHASE*        DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 29.4%
             CONSUMER NON-CYCLICALS -- 3.6%
$   400,000  Heinz (HJ).......................................       5.600%       02/06/96    $    397,760
                                                                                              ------------

             FINANCIAL SERVICES -- 7.3%
    400,000  BIL North America................................       5.750        01/16/96         399,042
    400,000  Ford Motor Credit................................       5.550        02/13/96         397,348
                                                                                              ------------
                                                                                                   796,390
                                                                                              ------------

             MEDIA -- 3.7%
    400,000  Gannett..........................................       5.630        01/26/96         398,436
                                                                                              ------------

             MUNICIPAL -- 7.4%
    400,000  De Kalb County, Georgia Development
               Authority......................................       5.950        01/25/96         400,000
    400,000  Methodist Hospital (Houston, Texas)..............       5.950        01/02/96         400,000
                                                                                              ------------
                                                                                                   800,000
                                                                                              ------------

             TELECOMMUNICATIONS & UTILITIES -- 3.7%
    400,000  U.S. West Communications.........................       5.700        01/25/96         398,480
                                                                                              ------------

             TRANSPORTATION -- 3.7%
    400,000  Daimler-Benz NA..................................       5.670        01/26/96         398,425
                                                                                              ------------
             TOTAL COMMERCIAL PAPER
               (cost $3,189,491)..............................                                   3,189,491
                                                                                              ------------
             FLOATING RATE NOTES -- 60.0%
             ALABAMA -- 3.7%
    400,000  Selma, Alabama Industrial Development
               Board VR.......................................       6.280        01/09/96         400,000
                                                                                              ------------

             CALIFORNIA -- 3.7%
    400,000  Pasadena, California Certificates of
               Participation VR...............................       6.000        01/02/96         400,000
                                                                                              ------------

             FLORIDA -- 3.7%
    400,000  Florida Housing Finance Agency VR................       5.860        01/03/96         400,000
                                                                                              ------------

             ILLINOIS -- 3.7%
    400,000  Illinois Student Assistance Commission VR........       6.160        01/03/96         400,000
                                                                                              ------------

             MICHIGAN -- 1.8%
    200,000  Genesis Health Systems VR........................       5.930        01/03/96         200,000
                                                                                              ------------

             NEW JERSEY -- 5.1%
    260,000  New Jersey Economic Development
               Authority VR...................................       6.070        01/02/96         260,000
    300,000  New Jersey Economic Development
               Authority VR...................................       6.190        01/02/96         300,000
                                                                                              ------------
                                                                                                   560,000
                                                                                              ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 11

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995
SALOMON BROTHERS CASH MANAGEMENT FUND  (concluded)
--------------------------------------------------------------------------------

                                                                   YIELD TO
                                                                  MATURITY ON
PRINCIPAL                                                           DATE OF       MATURITY       VALUE
AMOUNT       DESCRIPTION                                           PURCHASE*        DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------
             NEW YORK -- 19.8%
$   400,000  Fulton County, New York Industrial
               Development Agency VR..........................       6.000%       01/04/96    $    400,000
    400,000  Health Insurance Plan,
               Greater New York VR............................       5.950        01/03/96         400,000
    400,000  New York, New York
               Industrial Development Agency VR...............       6.000        01/03/96         400,000
    150,000  New York, New York
               Industrial Development Agency VR...............       6.000        01/03/96         150,000
    400,000  New York, New York GO VR.........................       6.000        01/03/96         400,000
    400,000  Syracuse, New York GO VR.........................       7.000        01/03/96         400,000
                                                                                              ------------
                                                                                                 2,150,000
                                                                                              ------------

             NORTH CAROLINA -- 3.7%
    400,000  Greensboro, North Carolina GO VR.................       6.050        01/03/96         400,000
                                                                                              ------------

             TENNESSEE -- 3.7%
    400,000  Community Health Systems VR......................       6.100        01/03/96         400,000
                                                                                              ------------

             TEXAS -- 7.4%
    400,000  Texas State GO VR................................       5.860        01/03/96         400,000
    400,000  Tyler, Texas Health Facilities
               Development VR.................................       6.100        01/03/96         400,000
                                                                                              ------------
                                                                                                   800,000
                                                                                              ------------

             VIRGINIA -- 3.7%
    400,000  Virginia State, Housing Development
               Authority VR...................................       5.950        01/03/96         400,000
                                                                                              ------------
             TOTAL FLOATING RATE NOTES
               (cost $6,510,000)..............................                                   6,510,000
                                                                                              ------------
             TOTAL INVESTMENTS -- 89.4%
               (cost $9,699,491)..............................                                   9,699,491
             REPURCHASE AGREEMENT -- 9.5%
  1,036,551  Repurchase Agreement dated 12/29/95, with
               J.P. Morgan, collateralized by $795,000
               U.S. Treasury Bonds, 8.500%, due 02/15/20,
               valued at $1,058,344; proceeds: $1,037,213
               (cost $1,036,551)..............................       5.750        01/02/96       1,036,551

             Other assets in excess of liabilities -- 1.1%....                                     124,762
                                                                                              ------------
             NET ASSETS -- 100.0%.............................                                $ 10,860,804
                                                                                              ------------
                                                                                              ------------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:
GO -- General Obligation

                See accompanying notes to financial statements.
PAGE 12

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT     DESCRIPTION                                                RATE          DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------
           MUNICIPAL SECURITIES -- 92.2%
           NEW YORK -- 78.9%
$ 150,000  Metropolitan Transportation Authority
             New York FSA......................................       5.700%      07/01/24    $   152,012
  300,000  New York City, New York
             Municipal Water Finance Authority.................       6.000       06/15/17        307,992
  300,000  New York City, New York GO..........................       7.375       08/15/13        340,968
  300,000  New York City, New York GO..........................       6.750       10/01/17        318,246
  200,000  New York State GO...................................       6.000       03/15/20        208,436
  250,000  New York State,
             Local Government Assistance
             Corporation.......................................       6.000       04/01/18        261,725
  100,000  New York State,
             Medical Care Facilities Finance Agency............       6.000       02/15/11        100,955
  100,000  New York State,
             Medical Care Facilities Finance Agency MBIA.......       5.900       02/15/21        104,357
  150,000  New York State,
             Urban Development Corporation.....................       5.500       01/01/19        148,263
  100,000  New York State, Dormitory Authority
             (City University System of New York)..............       5.750       07/01/18        102,034
  315,000  New York State, Dormitory Authority
             (State University Educational Facilities).........       6.000       05/15/17        316,777
  200,000  New York State, Mortgage Agency.....................       6.500       04/01/13        208,236
  250,000  New York State, Thruway Authority...................       6.000       04/01/10        254,083
  200,000  Suffolk County, New York
             Industrial Development Agency VR..................       5.850       01/02/96        200,000
                                                                                              -----------
                                                                                                3,024,084
                                                                                              -----------

           PUERTO RICO -- 13.3%
  250,000  Puerto Rico Commonwealth, GO........................       6.000       07/01/14        258,058
  250,000  Puerto Rico Commonwealth, Highway Authority.........       6.000       07/01/20        254,033
                                                                                              -----------
                                                                                                  512,091
                                                                                              -----------
           TOTAL INVESTMENTS -- 92.2%
             (cost $3,385,615).................................                                 3,536,175

           Other assets in excess of liabilities -- 7.8%.......                                   297,776
                                                                                              -----------
           NET ASSETS -- 100.0%................................                               $ 3,833,951
                                                                                              -----------
                                                                                              -----------

Abbreviations used in this statement:

FSA    -- Insured as to principal and interest by the Financial Security Assurance Corporation.
GO     -- General Obligation
MBIA   -- Insured as to principal and interest by the Municipal Bond Insurance Association.
VR     -- Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.


                                 See accompanying notes to financial statements.
                                                                         PAGE 13

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995
SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT      DESCRIPTION                                               RATE          DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------
            MUNICIPAL SECURITIES -- 95.9%
            CALIFORNIA -- 2.8%
$ 285,000   Los Angeles, California AMBAC......................       6.000%      08/01/03    $    309,162
                                                                                              ------------

            CONNECTICUT -- 4.7%
  500,000   Connecticut State GO...............................       5.250       03/15/06         518,365
                                                                                              ------------

            FLORIDA -- 1.7%
  180,000   Florida Housing Finance Agency.....................       6.150       07/01/06         187,245
                                                                                              ------------

            ILLINOIS -- 6.8%
  300,000   Chicago, Illinois Metropolitan Water GO............       5.900       12/01/06         326,454
  400,000   Illinois Student Assistance Commission.............       6.400       03/01/04         418,316
                                                                                              ------------
                                                                                                   744,770
                                                                                              ------------

            INDIANA -- 9.3%
  300,000   Indiana Secondary Market for Education.............       5.550       12/01/05         305,715
  650,000   Indiana Transportation Finance Authority...........       6.250       11/01/03         709,592
                                                                                              ------------
                                                                                                 1,015,307
                                                                                              ------------

            LOUISIANA -- 4.5%
  450,000   Louisiana Public Facilities Authority..............       6.750       09/01/06         487,548
                                                                                              ------------

            MASSACHUSETTS -- 4.1%
  400,000   Commonwealth of Massachusetts,
              Health & Educational Facilities Authority........       6.500       12/01/05         445,140
                                                                                              ------------

            MICHIGAN -- 4.3%
  475,000   Michigan State,
              Housing Development Authority FGIC...............       6.300       04/01/03         476,036
                                                                                              ------------

            MISSISSIPPI -- 4.6%
  480,000   Mississippi Higher Education.......................       6.050       09/01/07         500,323
                                                                                              ------------

            NEW JERSEY -- 4.4%
  450,000   Passaic Valley, New Jersey
              Sewer Commission AMBAC...........................       5.750       12/01/07         478,026
                                                                                              ------------

            NEW YORK -- 23.8%
  700,000   New York State, Dormitory Authority
              MBIA.............................................       5.600       07/01/06         732,249
  400,000   New York State, Dormitory Authority
              (State University of New York)...................       6.625       07/01/04         454,676
  500,000   New York State, Mortgage Agency....................       5.900       10/01/06         508,310
  400,000   New York State, Thruway Authority MBIA.............       6.000       01/01/04         435,752
  450,000   New York, New York GO..............................       6.500       02/01/02         476,564
                                                                                              ------------
                                                                                                 2,607,551
                                                                                              ------------

            PENNSYLVANIA -- 8.4%
  400,000   Geisinger Authority, Pennsylvania Health
              System...........................................       6.000       07/01/01         428,168
  500,000   Monroeville, Pennsylvania Hospital
              Authority........................................       5.750       10/01/05         490,815
                                                                                              ------------
                                                                                                   918,983
                                                                                              ------------

                See accompanying notes to financial statements.
PAGE 14

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                           INTEREST      MATURITY       VALUE
AMOUNT      DESCRIPTION                                               RATE          DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- 7.7%
$ 750,000   South Carolina State,
              Public Service Authority FGIC....................       6.500%      01/01/05    $    845,257
                                                                                              ------------

            TEXAS -- 8.8%
  500,000   Austin, Texas Airport Systems MBIA.................       6.500       11/15/05         560,770
  400,000   Central Texas Higher Education Authority...........       5.200       12/01/04         405,112
                                                                                              ------------
                                                                                                   965,882
                                                                                              ------------
            TOTAL INVESTMENTS -- 95.9%
              (cost $10,075,715)...............................                                 10,499,595

            Other assets in excess of liabilities -- 4.1%......                                    447,445
                                                                                              ------------
            NET ASSETS -- 100.0%...............................                               $ 10,947,040
                                                                                              ------------
                                                                                              ------------

Abbreviations used in this statement:

AMBAC   -- Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC    -- Insured as to principal and interest by the Financial Guaranty Insurance Company.
GO      -- General Obligation
MBIA    -- Insured as to principal and interest by the Municipal Bond Insurance Association.

                                 See accompanying notes to financial statements.
                                                                         PAGE 15

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                          INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                             RATE          DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 59.2%
$   300,000  U.S. Treasury Note...............................       7.750%      01/31/00    $    325,875
    150,000  U.S. Treasury Note...............................       6.750       04/30/00         157,851
  1,000,000  U.S. Treasury Note...............................       6.500       08/15/05       1,065,310
  1,350,000  U.S. Treasury Note...............................       6.125       05/31/97       1,366,457
  3,200,000  U.S. Treasury Note...............................       7.125       02/29/00       3,406,496
                                                                                             ------------
             TOTAL U.S. TREASURY NOTES
               (cost $6,077,872)..............................                                  6,321,989
                                                                                             ------------
             U.S. GOVERNMENT AGENCY -- 36.1%
    100,000  Federal Home Loan Bank...........................       5.940       06/13/00         101,547
     78,138  Federal Home Loan Mortgage Corporation...........       6.000       07/01/10          77,306
    715,249  Federal Home Loan Mortgage Corporation...........       6.000       08/01/10         707,632
    386,959  Federal Home Loan Mortgage Corporation...........       6.000       09/01/10         382,838
    565,229  Federal Home Loan Mortgage Corporation...........       6.000       10/01/10         560,096
     41,051  Federal Home Loan Mortgage Corporation...........       6.000       10/01/10          40,678
    264,190  Federal National Mortgage Association............      11.500       02/01/20         301,200
  1,500,000  Federal National Mortgage Association(a).........       6.500          **          1,480,781
    200,000  Government National Mortgage Association.........       7.000       01/22/26         202,094
                                                                                             ------------
             TOTAL U.S. GOVERNMENT AGENCY
               (cost $3,772,885)..............................                                  3,854,172
                                                                                             ------------
             TOTAL INVESTMENTS -- 95.3%
               (cost $9,850,757)..............................                                 10,176,161
                                                                                             ------------
             REPURCHASE AGREEMENTS -- 19.4%
  1,032,000  Repurchase Agreement dated 12/29/95, with
               J.P. Morgan, collateralized by $791,000
               U.S. Treasury Bonds, 8.500%, due
               02/15/20, valued at $1,053,019; proceeds:
               $1,032,659.....................................       5.750       01/02/96       1,032,000
  1,032,000  Repurchase Agreement dated 12/29/95, with
               Merrill Lynch, collateralized by $1,040,000
               U.S. Treasury Notes, 5.625%, due 10/31/97,
               valued at $1,056,900; proceeds: $1,032,642.....       5.600       01/02/96       1,032,000
                                                                                             ------------
             TOTAL REPURCHASE AGREEMENTS
               (cost $2,064,000)..............................                                  2,064,000
                                                                                             ------------

             Liabilities in excess of other
               assets -- (14.7%)..............................                                (1,565,222)
                                                                                             ------------
             NET ASSETS -- 100.0%.............................                               $ 10,674,939
                                                                                             ------------
                                                                                             ------------

(a) Mortgage Dollar Roll. See Note 1.

 ** TBA -- To be announced.

                See accompanying notes to financial statements.
PAGE 16

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                          INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                             RATE          DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 76.9%
             BASIC INDUSTRIES -- 19.9%
$   500,000  Asia Pulp & Paper International Finance..........      11.750%      10/01/05    $    490,000
    400,000  Crown Paper......................................      11.000       09/01/05         350,000
    250,000  Foamex...........................................      11.875       10/01/04         245,000
    500,000  Harris Chemical (Zero Coupon until
               01/15/96, 10.25% thereafter)(a)................      11.109       07/15/01         475,000
    250,000  Indah Kiat International Finance.................      12.500       06/15/06         250,000
  1,000,000  International Semi-Technology (Zero
               Coupon until 08/15/00, 11.50%
               thereafter)(a).................................      13.420       08/15/03         536,250
    500,000  Norcal Waste Systems*............................      12.500       11/15/05         505,000
    500,000  Outdoor Systems..................................      10.750       08/15/03         475,000
    500,000  RBX..............................................      11.250       10/15/05         495,000
    250,000  Renco Metals.....................................      12.000       07/15/00         271,250
    500,000  Repap Wisconsin..................................       9.875       05/01/06         472,500
    500,000  Specialty Equipment..............................      11.375       12/01/03         507,500
    500,000  Terex............................................      13.750       05/15/02         433,750
    500,000  Valcor...........................................       9.625       11/01/03         460,000
                                                                                             ------------
                                                                                                5,966,250
                                                                                             ------------

             CONSUMER CYCLICALS -- 9.4%
    500,000  Cole National....................................      11.250       10/01/01         501,250
    500,000  Flagstar.........................................      10.750       09/15/01         455,000
    500,000  Herff Jones......................................      11.000       08/15/05         533,750
    500,000  Hines Horticulture...............................      11.750       10/15/05         518,750
    500,000  Revlon Worldwide(a)..............................      13.247       03/15/98         371,250
    500,000  Specialty Retailer...............................      11.000       08/15/03         455,000
                                                                                             ------------
                                                                                                2,835,000
                                                                                             ------------

             CONSUMER NON-CYCLICALS -- 25.5%
    500,000  American Safety Razor............................       9.875       08/01/05         508,750
    500,000  Bally's Grand....................................      10.375       12/15/03         510,000
    500,000  Berry Plastics...................................      12.250       04/15/04         537,500
    500,000  Borg-Warner......................................       9.125       05/01/03         450,000
    500,000  Carr-Gottstein Foods.............................      12.000       11/15/05         505,000
    250,000  Dade International...............................      13.000       02/01/05         280,000
    500,000  Empress River Casino.............................      10.750       04/01/02         516,250
    500,000  Grand Casinos....................................      10.125       12/01/03         524,375
    500,000  Hollywood Casino.................................      12.750       11/01/03         457,500
    450,000  Jordan Industries (Zero Coupon until
               08/01/98, 11.75% thereafter)(a)................      14.013       08/01/05         261,000
    500,000  Pathmark Stores..................................       9.625       05/01/03         486,250
    500,000  Penn Traffic.....................................       9.625       04/15/05         390,000
    500,000  Samsonite........................................      11.125       07/15/05         480,000
    500,000  Selmer...........................................      11.000       05/15/05         492,500
    250,000  Specialty Foods..................................      11.125       10/01/02         242,500
    250,000  Telex Communications.............................      12.000       07/15/04         256,875
    256,912  Trump Taj Mahal(b)...............................      11.350       11/15/99         247,278
    500,000  Williamhouse Regency.............................      13.000       11/15/05         518,750
                                                                                             ------------
                                                                                                7,664,528
                                                                                             ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 17

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS HIGH YIELD BOND FUND  (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                          INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                             RATE          DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------
             MEDIA -- 15.6%
$   500,000  Adelphia Communications..........................      12.500%      05/15/02    $    490,000
  1,000,000  Comcast UK Cable (Zero Coupon until
               11/15/00, 11.20% thereafter)(a)................      11.200       11/15/07         585,000
  1,000,000  Diamond Cable (Zero Coupon until
               12/15/00, 11.75% thereafter)(a)................      11.750       12/15/05         587,500
    250,000  Katz.............................................      12.750       11/15/02         267,500
  1,000,000  Marcus Cable (Zero Coupon until 12/15/00,
               14.25% thereafter)(a)..........................      12.867       12/15/05         680,000
    500,000  People's Choice TV (Zero Coupon until
               06/01/00, 13.125% thereafter)(a)...............      13.125       06/01/04         290,000
    500,000  Rogers Cablesystems..............................      10.000       12/01/07         538,750
    500,000  Sinclair Broadcast Group.........................      10.000       09/30/05         510,000
    750,000  United International Holdings(a).................      13.371       11/15/99         465,000
    250,000  Wireless One.....................................      13.000       10/15/03         261,250
                                                                                             ------------
                                                                                                4,675,000
                                                                                             ------------

             TELECOMMUNICATIONS & UTILITIES -- 4.3%
    500,000  A+ Network.......................................      11.875       11/01/05         505,000
    900,000  In Flight Phone, including 900 attached
               warrants (Zero Coupon until 05/15/98,
               14.00% thereafter)(a)..........................      19.691       05/15/02         297,000
    300,000  Winstar Communications (Zero Coupon
               until 10/15/00, 14.00% thereafter)(a)..........      14.000       10/15/05         475,500
                                                                                             ------------
                                                                                                1,277,500
                                                                                             ------------

             TRANSPORTATION -- 2.2%
    250,000  Petro PSC Properties.............................      12.500       06/01/02         240,000
    500,000  Venture Holdings Trust...........................       9.750       04/01/04         417,500
                                                                                             ------------
                                                                                                  657,500
                                                                                             ------------
             TOTAL CORPORATE BONDS
               (cost $23,018,520).............................                                 23,075,778
                                                                                             ------------
             SOVEREIGN BONDS -- 15.7%
             ARGENTINA -- 4.6%
  1,750,000  Republic of Argentina FRB*.......................       6.813       03/31/05       1,249,063
    250,000  Republic of Argentina, Par Bonds, Series L*......       5.000       03/31/23         141,875
                                                                                             ------------
                                                                                                1,390,938
                                                                                             ------------

             BRAZIL -- 3.9%
    902,027  Republic of Brazil, C Bond(b)....................       8.000       04/15/14         517,537
    142,500  Republic of Brazil, IDU Bonds*...................       6.688       01/01/01         122,906
    750,000  Republic of Brazil, Series EI*...................       6.813       04/15/06         515,625
                                                                                             ------------
                                                                                                1,156,068
                                                                                             ------------

             BULGARIA -- 1.3%
    750,000  Republic of Bulgaria, Discount Bonds,
               Series A*......................................       6.750       07/28/24         399,844
                                                                                             ------------

             ECUADOR -- 1.5%
  1,379,003  Republic of Ecuador, PDI Bonds*(b)...............       6.813       02/27/15         461,966
                                                                                             ------------

                See accompanying notes to financial statements.
PAGE 18

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS HIGH YIELD BOND FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                          INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                             RATE          DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------
             MEXICO -- 1.1%
$   500,000  United Mexican States, Par Bonds, Series A,
               including 500,000 attached warrants............       6.250%      12/31/19    $    328,750
                                                                                             ------------

             POLAND -- 3.3%
  1,250,000  Republic of Poland, PDI Bonds*...................       3.750       10/27/14         814,063
    350,000  Republic of Poland, Series RSTA*.................       2.750       10/27/24         174,125
                                                                                             ------------
                                                                                                  988,188
                                                                                             ------------
             TOTAL SOVEREIGN BONDS
               (cost $4,340,570)..............................                                  4,725,754
                                                                                             ------------
             LOAN PARTICIPATION -- 1.1%
    500,000  Kingdom of Morocco, Tranche A* (c)
               (Chase Manhattan Bank, N.A. and
               Morgan Guaranty Trust Company)
               (cost $317,724)................................       6.594       01/01/09         336,250
                                                                                             ------------
             TOTAL INVESTMENTS -- 93.7%
               (cost $27,676,814).............................                                 28,137,782
                                                                                             ------------
             REPURCHASE AGREEMENTS -- 7.9%
  1,187,000  Repurchase Agreement dated 12/29/95, with
               J.P. Morgan, collateralized by $910,000
               U.S. Treasury Bonds, 8.500%, due 02/15/20,
               valued at $1,211,438; proceeds: $1,187,758.....       5.750       01/02/96       1,187,000
  1,187,000  Repurchase Agreement dated 12/29/95, with
               Merrill Lynch, collateralized by $1,195,000
               U.S. Treasury Notes, 5.625%, due 10/31/97,
               valued at $1,214,419; proceeds: $1,187,739.....       5.600       01/02/96       1,187,000
                                                                                             ------------
             TOTAL REPURCHASE AGREEMENTS
               (cost $2,374,000)..............................                                  2,374,000
                                                                                             ------------

             Liabilities in excess of other
               assets -- (1.6%)...............................                                  (486,048)
                                                                                             ------------
             NET ASSETS -- 100.0%.............................                               $ 30,025,734
                                                                                             ------------
                                                                                             ------------

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

(c) Participation interest was acquired through the financial institutions indicated parenthetically.

Abbreviations used in this statement:

EI    -- Eligible Interest.
FRB   -- Floating Rate Bond.
IDU   -- Interest Due and Unpaid.
PDI   -- Past Due Interest.

                                 See accompanying notes to financial statements.
                                                                         PAGE 19

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS STRATEGIC BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                             INTEREST     MATURITY       VALUE
AMOUNT       DESCRIPTION                                                RATE         DATE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 49.1%
             BASIC INDUSTRIES -- 9.6%
$   250,000  Foamex...............................................     11.875%     10/01/04    $    245,000
    250,000  RBX..................................................     11.250      10/15/05         247,500
    250,000  Renco Metals.........................................     12.000      07/15/00         271,250
    250,000  Terex................................................     13.750      05/15/02         216,875
    250,000  Valcor...............................................      9.625      11/01/03         230,000
                                                                                               ------------
                                                                                                  1,210,625
                                                                                               ------------

             CONSUMER CYCLICALS -- 5.9%
    250,000  Cole National........................................     11.250      10/01/01         250,625
    250,000  Hines Horticulture...................................     11.750      10/15/05         259,375
    200,000  U.S. Leasing International...........................      8.450      01/25/05         226,250
                                                                                               ------------
                                                                                                    736,250
                                                                                               ------------

             CONSUMER NON-CYCLICALS -- 20.5%
    250,000  American Safety Razor................................      9.875      08/01/05         254,375
    250,000  Bally's Grand........................................     10.375      12/15/03         255,000
    250,000  Berry Plastics.......................................     12.250      04/15/04         268,750
    250,000  Dade International...................................     13.000      02/01/05         280,000
    250,000  Hollywood Casino.....................................     12.750      11/01/03         228,750
    450,000  Jordan Industries (Zero Coupon until
               08/01/98, 11.75% thereafter)(a)....................     14.013      08/01/05         261,000
    250,000  Pathmark Stores......................................      9.625      05/01/03         243,125
    250,000  Penn Traffic.........................................      9.625      04/15/05         195,000
    100,000  Samsonite............................................     11.125      07/15/05          96,000
    250,000  Selmer...............................................     11.000      05/15/05         246,250
    256,912  Trump Taj Mahal(b)...................................     11.350      11/15/99         247,278
                                                                                               ------------
                                                                                                  2,575,528
                                                                                               ------------

             MEDIA -- 8.2%
    250,000  Adelphia Communications..............................     12.500      05/15/02         245,000
    500,000  Marcus Cable (Zero Coupon until 12/15/00,
               14.25% thereafter)(a)..............................     12.813      12/15/05         340,000
    500,000  People's Choice TV (Zero Coupon until
               06/01/00, 13.125% thereafter)(a)...................     13.125      06/01/04         290,000
    250,000  United International Holdings(a).....................     13.893      11/15/99         155,000
                                                                                               ------------
                                                                                                  1,030,000
                                                                                               ------------

             TELECOMMUNICATIONS & UTILITIES -- 4.9%
    250,000  A+ Network...........................................     11.875      11/01/05         252,500
    400,000  In Flight Phone, including 400 attached
               warrants (Zero Coupon until 05/15/98,
               14.00% thereafter)(a)..............................     14.000      05/15/02         132,000
    150,000  Winstar Communications (Zero Coupon
               until 10/15/00, 14.00% thereafter)(a)..............     14.000      10/15/05         237,750
                                                                                               ------------
                                                                                                    622,250
                                                                                               ------------
             TOTAL CORPORATE BONDS
               (cost $6,138,570)..................................                                6,174,653
                                                                                               ------------

                See accompanying notes to financial statements.
PAGE 20

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

--------------------------------------------------------------------------------

  PRINCIPAL                                                      INTEREST       MATURITY       VALUE
    AMOUNT       DESCRIPTION                                       RATE           DATE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------
                 SOVEREIGN BONDS -- 25.9%
                 ARGENTINA -- 1.1%
$      250,000   Republic of Argentina, Par Bonds, Series
                   L*.......................................        5.000%      03/31/23    $    141,875
                                                                                            ------------

                 BELGIUM -- 0.3%
BEF   1,000,000  Kingdom of Belgium, Series 19..............        6.500       03/31/05          33,537
                                                                                            ------------

                 BRAZIL -- 5.3%
$    1,167,329   Republic of Brazil, C Bond(b)..............        8.000       04/15/14         669,755
                                                                                            ------------

                 BULGARIA -- 2.1%
$      500,000   Republic of Bulgaria, Discount Bonds,
                   Series A*................................        6.750       07/28/24         266,563
                                                                                            ------------

                 CANADA -- 0.4%
CAD     39,000   Government of Canada.......................        9.000       12/01/04          32,203
CAD     19,000   Government of Canada.......................        6.250       02/01/98          14,004
                                                                                            ------------
                                                                                                  46,207
                                                                                            ------------

                 DENMARK -- 0.2%
DKK     50,000   Kingdom of Denmark.........................        7.000       12/15/04           9,486
DKK     90,000   Kingdom of Denmark.........................        9.000       11/15/98          17,639
                                                                                            ------------
                                                                                                  27,125
                                                                                            ------------

                 ECUADOR -- 2.5%
$      850,000   Republic of Ecuador, Par Bonds*............        3.000       02/28/25         308,125
                                                                                            ------------

                 GERMANY -- 3.6%
 DEM   300,000   Government of Germany, Series 91...........        8.375       05/21/01         239,185
 DEM   120,000   Government of Germany, Series 95...........        7.375       01/03/05          91,018
 DEM   160,000   Government of Germany, Series 106..........        6.000       02/20/98         116,096
                                                                                            ------------
                                                                                                 446,299
                                                                                            ------------

                 ITALY -- 0.7%
ITL  45,000,000  Government of Italy Treasury...............        9.500       01/01/05          26,521
ITL 105,000,000  Government of Italy Treasury...............        9.500       12/01/97          65,352
                                                                                            ------------
                                                                                                  91,873
                                                                                            ------------

                 JAPAN -- 0.8%
JPY   10,000,000 Government of Japan, Series 29.............        4.200       09/21/15         103,413
                                                                                            ------------

                 MEXICO -- 2.6%
$      500,000   United Mexican States, Par Bonds,
                   Series A, including 500,000 attached
                   warrants.................................        6.250       12/31/19         328,750
                                                                                            ------------

                 NETHERLANDS -- 0.5%
NLG     45,000   Netherlands Government.....................        7.000       06/15/05          29,472
NLG     60,000   Netherlands Government.....................        6.250       07/15/98          39,136
                                                                                            ------------
                                                                                                  68,608
                                                                                            ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 21

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS STRATEGIC BOND FUND  (continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                      INTEREST       MATURITY       VALUE
    AMOUNT       DESCRIPTION                                       RATE           DATE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------
                 POLAND -- 4.6%
$      500,000   Republic of Poland, PDI Bonds*.............        3.750%      10/27/14    $    325,625
$      500,000   Republic of Poland, Series RSTA*...........        2.750       10/27/24         248,750
                                                                                            ------------
                                                                                                 574,375
                                                                                            ------------

                 SPAIN -- 0.3%
ESP     590,000  Government of Spain........................       10.000       02/28/05           4,922
ESP   3,210,000  Government of Spain........................       11.450       08/30/98          27,734
                                                                                            ------------
                                                                                                  32,656
                                                                                            ------------

                 UNITED KINGDOM -- 0.9%
GBP      75,000  United Kingdom Treasury....................        7.000       11/06/01         116,581
                                                                                            ------------
                 TOTAL SOVEREIGN BONDS
                   (cost $2,784,100)........................                                   3,255,742
                                                                                            ------------
                 LOAN PARTICIPATION -- 2.7%
$      500,000   Kingdom of Morocco, Tranche A*(c)
                   (Chase Manhattan Bank, N.A. and
                   Morgan Guaranty Trust Company)
                   (cost $317,724)..........................        6.594       01/01/09         336,250
                                                                                            ------------
                 U.S. GOVERNMENT & AGENCY -- 14.6%
$      638,310   Federal Home Loan Mortgage
                   Corporation..............................        6.000       09/01/10         631,512
$       57,397   Federal Home Loan Mortgage
                   Corporation..............................        6.000       10/01/10          56,785
$    1,100,000   Federal National Mortgage
                   Association(d)...........................        6.500          **          1,085,906
$       60,000   U.S. Treasury Note.........................        6.125       05/31/97          60,731
                                                                                            ------------
                                                                                               1,834,934
                                                                                            ------------
                 TOTAL U.S. GOVERNMENT & AGENCY
                   (cost $1,794,702)........................                                   1,834,934
                                                                                            ------------
                 TOTAL INVESTMENTS -- 92.3%
                   (cost $11,035,096).......................                                  11,601,579
                                                                                            ------------
                 REPURCHASE AGREEMENTS -- 16.6%
$    1,042,000   Repurchase Agreement dated
                   12/29/95, with J.P. Morgan,
                   collateralized by $799,000
                   U.S. Treasury Bonds, 8.500%, due
                   02/15/20, valued at $1,063,669;
                   proceeds: $1,042,666.....................        5.750       01/02/96       1,042,000

                See accompanying notes to financial statements.
PAGE 22

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS STRATEGIC BOND FUND  (concluded)
--------------------------------------------------------------------------------

  PRINCIPAL                                                      INTEREST       MATURITY       VALUE
    AMOUNT       DESCRIPTION                                       RATE           DATE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------
$    1,042,000   Repurchase Agreement dated
                   12/29/95, with Merrill Lynch,
                   collateralized by $1,050,000
                   U.S. Treasury Notes, 5.625%, due
                   10/31/97, valued at $1,067,063;
                   proceeds: $1,042,648.....................        5.600%      01/02/96    $  1,042,000
                                                                                            ------------
                 TOTAL REPURCHASE AGREEMENTS
                   (cost $2,084,000)........................                                   2,084,000
                                                                                            ------------

                 Liabilities in excess of other
                   assets -- (8.9%).........................                                 (1,119,166)
                                                                                            ------------
                 NET ASSETS -- 100.0%.......................                                $ 12,566,413
                                                                                            ------------
                                                                                            ------------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                    MATURITY             CONTRACTS TO                         CONTRACTS      APPRECIATION
                      DATES            DELIVER/RECEIVE     IN EXCHANGE FOR    AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
PURCHASES
                    01/22/96           $        272,728    DEM     389,518    $271,712         $ (1,016)
              01/22/96 to 01/24/96              218,035    FRF   1,072,831     218,954              919
                    01/22/96                    106,995    GBP      69,840     108,293            1,298
                    01/22/96                     61,174    ITL  98,716,411      61,911              737
SALES
                    01/22/96           BEF      952,364    $        31,452      32,406             (954)
                    01/22/96           GBP      142,788            222,561     221,404            1,157
                    01/22/96           CAD       59,932             43,785      43,929             (144)
                    01/22/96           DKK      145,898             25,492      26,266             (774)
                    01/22/96           FRF    1,052,926            210,037     214,885           (4,848)
                    01/22/96           DEM    1,045,092            724,418     729,013           (4,595)
                    01/22/96           ITL  243,985,473            149,511     153,019           (3,508)
                    01/22/96           JPY    11,118,743           110,415     107,999            2,416
                    01/22/96           NLG      110,912             67,897      69,148           (1,251)
                    01/22/96           ESP    3,840,396             30,008      31,501           (1,493)
                                                                                            --------------
                                                                                               $(12,056)
                                                                                            --------------
                                                                                            --------------

 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

 **  TBA -- To be announced.

 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

 (b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

 (c) Participation interest was acquired through the financial institutions indicated parenthetically.

 (d) Mortgage Dollar Roll. See Note 1.

Abbreviations used in this statement:

PDI   -- Past Due Interest
BEF   -- Belgian Franc
CAD   -- Canadian Dollar
DEM   -- German Deutschemark
DKK   -- Danish Krone
ESP   -- Spanish Peseta
FRF   -- French Franc
GBP   -- British Pound Sterling
ITL   -- Italian Lira
JPY   -- Japanese Yen
NLG   -- Netherlands Guilder

                                 See accompanying notes to financial statements.
                                                                         PAGE 23

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES   DESCRIPTION                                                                         (NOTE 1A)
--------------------------------------------------------------------------------------------------------
         COMMON STOCKS -- 43.2%
         BASIC INDUSTRIES -- 2.3%
 1,600   Dow Chemical....................................................................   $    112,600
 3,000   Dupont (E.I.) de Nemours........................................................        209,625
                                                                                            ------------
                                                                                                 322,225
                                                                                            ------------

         CAPITAL GOODS -- 4.1%
 2,800   Boeing..........................................................................        219,450
 6,000   Deere...........................................................................        211,500
 2,200   Textron.........................................................................        148,500
                                                                                            ------------
                                                                                                 579,450
                                                                                            ------------

         CONSUMER CYCLICALS -- 5.9%
 6,000   Ball............................................................................        165,000
 4,000   Eastman Kodak...................................................................        268,000
 6,000   Ford Motor......................................................................        174,000
 5,100   May Department Stores...........................................................        215,475
                                                                                            ------------
                                                                                                 822,475
                                                                                            ------------

         CONSUMER NON-CYCLICALS -- 1.7%
 1,500   Philip Morris Companies.........................................................        135,750
 2,000   Tambrands.......................................................................         95,500
                                                                                            ------------
                                                                                                 231,250
                                                                                            ------------

         ENERGY -- 10.7%
 3,500   Amoco...........................................................................        251,559
 3,000   Exxon...........................................................................        240,375
 2,000   Mobil...........................................................................        224,000
 1,000   Royal Dutch Petroleum, 5 Guilder................................................        141,125
 3,000   Texaco..........................................................................        235,500
 7,000   Ultramar........................................................................        180,250
 5,000   Williams Companies..............................................................        219,375
                                                                                            ------------
                                                                                               1,492,184
                                                                                            ------------

         FINANCIAL SERVICES -- 5.0%
 2,500   American General................................................................         87,188
 3,300   Citicorp........................................................................        221,925
 7,000   Prudential Reinsurance Holdings.................................................        163,625
 4,200   UNUM............................................................................        231,000
                                                                                            ------------
                                                                                                 703,738
                                                                                            ------------

         HEALTH CARE -- 2.9%
 1,200   American Home Products..........................................................        116,400
 5,200   SmithKline Beecham -- ADR.......................................................        288,600
                                                                                            ------------
                                                                                                 405,000
                                                                                            ------------

         REAL ESTATE INVESTMENT TRUSTS -- 2.3%
 7,000   Beacon Properties...............................................................        161,000
 6,200   Patriot American Hospitality....................................................        159,650
                                                                                            ------------
                                                                                                 320,650
                                                                                            ------------

                See accompanying notes to financial statements.
PAGE 24

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES   DESCRIPTION                                                                         (NOTE 1A)
--------------------------------------------------------------------------------------------------------
         TELECOMMUNICATIONS & UTILITIES -- 6.4%
 5,000   American Electric Power.........................................................   $    202,500
 3,000   Ameritech.......................................................................        177,000
 4,600   BellSouth.......................................................................        200,100
 3,000   Boston Edison...................................................................         88,500
 5,000   GTE.............................................................................        220,000
                                                                                            ------------
                                                                                                 888,100
                                                                                            ------------

         TRANSPORTATION -- 1.9%
18,000   Canadian National Railway.......................................................        270,000
                                                                                            ------------
         TOTAL COMMON STOCKS
           (cost $5,687,214).............................................................      6,035,072
                                                                                            ------------
         CONVERTIBLE PREFERRED STOCKS -- 4.6%
         CAPITAL GOODS -- 1.1%
 3,000   Browning-Ferris 7.25%, 6/30/98..................................................         94,125
 4,000   Coopers Industries 6.00%, 01/01/99..............................................         55,000
                                                                                            ------------
                                                                                                 149,125
                                                                                            ------------

         CONSUMER CYCLICALS -- 0.2%
 2,500   MascoTech, $1.20, 07/01/97......................................................         31,250
                                                                                            ------------

         CONSUMER NON-CYCLICALS -- 0.3%
 1,500   James River 9.00%, 07/01/98.....................................................         35,063
                                                                                            ------------

         ENERGY -- 1.9%
 1,000   Ashland, $3.125, 12/31/49.......................................................         58,875
 1,000   Diamond Shamrock 5.00%, 12/31/49................................................         55,375
 1,000   Tejas Gas 5.25%, 12/31/49.......................................................         47,500
 2,000   Unocal 7.00%, 12/31/49..........................................................        107,250
                                                                                            ------------
                                                                                                 269,000
                                                                                            ------------

         MEDIA -- 0.4%
 2,500   Times Mirror, Class A...........................................................         64,531
                                                                                            ------------

         TECHNOLOGY -- 0.7%
 2,000   Elsag Bailey 5.50%, 12/31/49....................................................        100,250
                                                                                            ------------
         TOTAL CONVERTIBLE PREFERRED STOCKS
           (cost $651,064)...............................................................        649,219
                                                                                            ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 25

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS TOTAL RETURN FUND  (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS -- 19.3%
             BASIC INDUSTRIES -- 3.6%
$   100,000  Acetex.........................................       9.750%      10/01/03    $    104,500
    100,000  Crown Paper....................................      11.000       09/01/05          87,500
    200,000  International Semi-Technology (Zero coupon
               until 08/15/00, 11.50% thereafter)(a)........      13.420       08/15/03         107,250
    100,000  RBX............................................      11.250       10/15/05          99,000
    100,000  Silgan Holdings................................      11.750       06/15/02         107,000
                                                                                           ------------
                                                                                                505,250
                                                                                           ------------

             CONSUMER CYCLICALS -- 2.2%
    100,000  Cole National..................................      11.250       10/01/01         100,250
    100,000  Grand Casinos..................................      10.125       12/01/03         104,875
    100,000  Herff Jones....................................      11.000       08/15/05         106,750
                                                                                           ------------
                                                                                                311,875
                                                                                           ------------

             CONSUMER NON-CYCLICALS -- 5.7%
    100,000  American Safety Razor..........................       9.875       08/01/05         101,750
    100,000  Bally's Grand..................................      10.375       12/15/03         102,000
    100,000  Berry Plastics.................................      12.250       04/15/04         107,500
    100,000  Carr-Gottstein Foods...........................      12.000       11/15/05         101,000
    100,000  Jordan Industries..............................      10.375       08/01/03          89,000
    100,000  Pathmark Stores................................       9.625       05/01/03          97,250
    100,000  Samsonite......................................      11.125       07/15/05          96,000
    100,000  Selmer.........................................      11.000       05/15/05          98,500
                                                                                           ------------
                                                                                                793,000
                                                                                           ------------

             ENERGY -- 0.7%
    100,000  Public Service Electric & Gas..................       6.500       05/01/04         100,598
                                                                                           ------------

             FINANCIAL SERVICES -- 3.8%
     50,000  Commercial Credit..............................       6.875       05/01/02          52,281
    100,000  Ford Motor Credit..............................       8.200       02/15/02         110,758
    150,000  Household Finance..............................       6.750       06/01/00         155,096
    100,000  Standard Credit Card Master Trust..............       6.750       06/07/00         102,718
    100,000  USL Capital....................................       8.125       02/15/00         107,878
                                                                                           ------------
                                                                                                528,731
                                                                                           ------------

             MEDIA -- 3.3%
    200,000  Diamond Cable (Zero coupon until 12/15/00,
               11.750% thereafter)(a).......................      11.750       12/15/05         117,500
    200,000  Marcus Cable (Zero coupon until 12/15/00,
               14.25% thereafter)(a)........................      12.921       12/15/05         136,000
    100,000  Rogers Cablesystems............................      10.000       12/01/07         107,750
    150,000  United International Holdings(a)...............      13.187       11/15/99          93,000
                                                                                           ------------
                                                                                                454,250
                                                                                           ------------
             TOTAL CORPORATE BONDS
               (cost $2,642,343)............................                                  2,693,704
                                                                                           ------------

                See accompanying notes to financial statements.
PAGE 26

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------
             CONVERTIBLE CORPORATE BONDS -- 7.0%
             BASIC INDUSTRIES -- 3.5%
$    50,000  Albany International...........................       5.250%      03/15/02    $     44,500
     50,000  Allegheny Ludlum...............................       5.875       03/15/02          51,500
    150,000  Exide..........................................       2.900       12/15/05         108,750
     75,000  Magna International............................       5.000       10/15/02          76,500
    150,000  Roche Holdings(a)..............................       6.218       04/20/10          66,375
    100,000  RPM(a).........................................       5.110       09/30/12          42,875
    100,000  Unifi..........................................       6.000       03/15/02         100,500
                                                                                           ------------
                                                                                                491,000
                                                                                           ------------

             CONSUMER CYCLICALS -- 1.9%
    125,000  Federated Department Stores....................       5.000       10/01/03         124,688
     50,000  MascoTech......................................       4.500       12/15/03          39,000
    125,000  Proffitt's.....................................       4.750       11/01/03         106,250
                                                                                           ------------
                                                                                                269,938
                                                                                           ------------

             ENERGY -- 0.4%
     50,000  Pennzoil.......................................       4.750       10/01/03          50,625
                                                                                           ------------

             FINANCIAL SERVICES -- 1.2%
    100,000  Liberty Property Trust.........................       8.000       07/01/01         102,750
     50,000  Trenwick Group.................................       6.000       12/15/99          57,750
                                                                                           ------------
                                                                                                160,500
                                                                                           ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
               (cost $962,876)..............................                                    972,063
                                                                                           ------------
             U.S. GOVERNMENT & AGENCY -- 15.3%
     48,636  Federal National Mortgage Association..........       6.500       10/01/10          48,894
    119,850  Federal National Mortgage Association..........       7.500       08/01/23         122,860
     97,811  Federal National Mortgage Association..........       7.000       09/01/25          98,637
     98,000  Federal National Mortgage Association..........       6.500       12/01/25          96,959
    350,000  U.S. Treasury Note.............................       7.750       01/31/00         380,188
    450,000  U.S. Treasury Note.............................       5.750       10/31/00         456,467
    650,000  U.S. Treasury Note.............................       7.875       11/15/04         752,375
    150,000  U.S. Treasury Bond.............................       7.625       02/15/25         183,422
                                                                                           ------------
             TOTAL U.S. GOVERNMENT & AGENCY
               (cost $2,096,216)............................                                  2,139,802
                                                                                           ------------
             TOTAL INVESTMENTS -- 89.4%
               (cost $12,039,713)...........................                                 12,489,860
                                                                                           ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 27

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS TOTAL RETURN FUND  (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                        INTEREST      MATURITY       VALUE
AMOUNT       DESCRIPTION                                           RATE          DATE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 20.1%
$ 1,405,000  Repurchase Agreement dated 12/29/95, with
               J.P. Morgan, collateralized by $1,077,000
               U.S. Treasury Bonds, 8.500%, due
               02/15/20, valued at $1,433,756; proceeds:
               $1,405,898...................................       5.750%      01/02/96    $  1,405,000
  1,405,000  Repurchase Agreement dated 12/29/95, with
               Merrill Lynch, collateralized by $1,415,000
               U.S. Treasury Notes, 5.625%, due 10/31/97,
               valued at $1,437,994; proceeds: $1,405,874...       5.600       01/02/96       1,405,000
                                                                                           ------------
             TOTAL REPURCHASE AGREEMENTS
               (cost $2,810,000)............................                                  2,810,000
                                                                                           ------------

             Liabilities in excess of other
               assets -- (9.5%).............................                                (1,325,621)
                                                                                           ------------
             NET ASSETS -- 100.0%...........................                               $ 13,974,239
                                                                                           ------------
                                                                                           ------------

 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

Abbreviations used in this statement:

ADR -- American Depository Receipt.

                See accompanying notes to financial statements.
PAGE 28

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS INVESTORS FUND INC
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES       DESCRIPTION                                                                   (NOTE 1A)
------------------------------------------------------------------------------------------------------
             COMMON STOCKS -- 88.3%
             BASIC INDUSTRIES -- 7.9%
    104,000  Dupont (E.I.) de Nemours..................................................   $  7,267,000
    117,400  Hanna (M.A.)..............................................................      3,287,200
    125,000  Hercules..................................................................      7,046,875
    141,500  OM Group..................................................................      4,687,188
    345,000  Praxair...................................................................     11,600,625
                                                                                          ------------
                                                                                            33,888,888
                                                                                          ------------

             CAPITAL GOODS -- 12.6%
    150,000  AlliedSignal..............................................................      7,125,000
    220,000  Browning-Ferris Industries................................................      6,490,000
     35,000  Champion Enterprises......................................................      1,080,625
    280,500  Deere.....................................................................      9,887,625
    107,500  General Electric..........................................................      7,740,000
    242,000  Raytheon..................................................................     11,434,500
    300,500  Tyco International........................................................     10,705,313
                                                                                          ------------
                                                                                            54,463,063
                                                                                          ------------

             CONSUMER CYCLICALS -- 11.4%
    150,000  Ball......................................................................      4,125,000
     10,000  Centex....................................................................        347,500
     37,000  Chrysler..................................................................      2,048,875
    100,000  Eastman Kodak.............................................................      6,700,000
    235,000  Federated Department Stores*..............................................      6,462,500
    150,000  Ford Motor................................................................      4,350,000
    320,000  Host Marriott*............................................................      4,240,000
     25,000  Lennar....................................................................        628,125
    137,500  MascoTech.................................................................      1,495,313
    212,500  Sears, Roebuck............................................................      8,287,500
    157,300  Sherwin-Williams..........................................................      6,409,975
    229,000  U.S. Industries*..........................................................      4,207,875
                                                                                          ------------
                                                                                            49,302,663
                                                                                          ------------

             CONSUMER NON-CYCLICALS -- 11.7%
    195,000  ConAgra...................................................................      8,043,750
     60,000  Estee Lauder Companies, Class A...........................................      2,092,500
    147,300  Hormel Foods..............................................................      3,627,263
     60,000  Kimberly-Clark............................................................      4,965,000
    206,200  Kroger*...................................................................      7,732,500
     99,000  Penn Traffic*.............................................................      1,485,000
     85,000  Philip Morris Companies...................................................      7,692,500
    488,800  Stop & Shop Companies*....................................................     11,303,500
    100,000  Sysco.....................................................................      3,250,000
                                                                                          ------------
                                                                                            50,192,013
                                                                                          ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 29

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-----------------------------------------------------------
Portfolio  of  Investments
December 31, 1995


SALOMON BROTHERS INVESTORS FUND INC  (continued)
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES       DESCRIPTION                                                                   (NOTE 1A)
------------------------------------------------------------------------------------------------------
             ENERGY -- 14.0%
    113,500  Amoco.....................................................................   $  8,157,813
     85,000  Chevron...................................................................      4,462,500
    105,000  Mobil.....................................................................     11,760,000
     93,000  Royal Dutch Petroleum, 5 Guilder..........................................     13,124,625
     73,000  Texaco....................................................................      5,730,500
    130,117  TOTAL -- ADR..............................................................      4,423,978
     51,600  Union Pacific Resources Group.............................................      1,309,350
     75,000  Union Texas Petroleum Holdings............................................      1,453,125
    230,000  Williams Companies........................................................     10,091,250
                                                                                          ------------
                                                                                            60,513,141
                                                                                          ------------

             FINANCIAL SERVICES -- 13.5%
    147,500  American Express..........................................................      6,102,813
     47,000  Amerin*...................................................................      1,257,250
    207,200  Bank of New York..........................................................     10,101,000
     37,500  BayBanks..................................................................      3,684,375
     73,500  Federal Home Loan Mortgage Corporation....................................      6,137,250
     27,500  Federal National Mortgage Association.....................................      3,413,438
     60,000  MGIC Investment...........................................................      3,255,000
    163,500  Prudential Reinsurance Holdings...........................................      3,821,808
    103,400  St. Paul Companies........................................................      5,751,625
    120,000  SunAmerica................................................................      5,700,000
    138,843  Travelers Group...........................................................      8,729,763
                                                                                          ------------
                                                                                            57,954,322
                                                                                          ------------

             HEALTH CARE -- 6.7%
    230,000  Columbia/HCA Healthcare...................................................     11,672,500
    225,000  SmithKline Beecham -- ADR.................................................     12,487,500
    100,000  U.S. HealthCare...........................................................      4,650,000
                                                                                          ------------
                                                                                            28,810,000
                                                                                          ------------

             REAL ESTATE INVESTMENT TRUSTS -- 1.8%
     75,000  Beacon Properties.........................................................      1,725,000
     40,000  Crescent Real Estate Equities.............................................      1,365,000
     75,000  Highwoods Properties......................................................      2,118,750
     96,500  Patriot American Hospitality..............................................      2,484,875
                                                                                          ------------
                                                                                             7,693,625
                                                                                          ------------

             TECHNOLOGY -- 3.7%
     30,500  DST Systems*..............................................................        869,250
    179,500  First Data................................................................     12,004,063
     30,000  National Data.............................................................        742,500
     60,000  Plantronics*..............................................................      2,167,500
                                                                                          ------------
                                                                                            15,783,313
                                                                                          ------------

             TELECOMMUNICATIONS & UTILITIES -- 1.2%
    190,000  AirTouch Communications*..................................................      5,367,500
                                                                                          ------------

                See accompanying notes to financial statements.
PAGE 30

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


SALOMON BROTHERS INVESTORS FUND INC  (concluded)
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES       DESCRIPTION                                                                   (NOTE 1A)
------------------------------------------------------------------------------------------------------
             TRANSPORTATION -- 3.8%
    188,000  Canadian National Railway.................................................   $  2,820,000
     52,000  Norfolk Southern..........................................................      4,127,500
    200,000  Pittston Services Group...................................................      6,275,000
     45,000  Union Pacific.............................................................      2,970,000
                                                                                          ------------
                                                                                            16,192,500
                                                                                          ------------
             TOTAL COMMON STOCKS (cost $281,370,713)...................................    380,161,028
                                                                                          ------------
             CONVERTIBLE PREFERRED STOCKS -- 1.8%
             CONSUMER CYCLICALS -- 0.2%
     75,000  MascoTech, $1.20, 07/01/97................................................        937,500
                                                                                          ------------

             FINANCIAL SERVICES -- 0.2%
     20,000  Merrill Lynch 6.50%.......................................................      1,037,500
                                                                                          ------------

             TECHNOLOGY -- 1.4%
     62,500  Ceridian 5.50%............................................................      5,781,250
                                                                                          ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS (cost $5,317,287)......................      7,756,250
                                                                                          ------------


PRINCIPAL
AMOUNT
-----------
             CONVERTIBLE BONDS -- 1.2%
             BASIC INDUSTRIES -- 0.2%
$ 1,000,000  Unifi, 6.00%, due 03/15/02................................................        983,750
                                                                                          ------------

             CONSUMER CYCLICALS -- 1.0%
  2,000,000  Federated Department Stores, 5.00%, due 10/01/03..........................      2,022,500
  2,000,000  Time Warner, 8.75%, due 01/10/15..........................................      2,072,500
                                                                                          ------------
                                                                                             4,095,000
                                                                                          ------------
             TOTAL CONVERTIBLE BONDS (cost $5,091,250).................................      5,078,750
                                                                                          ------------
             U.S. TREASURY OBLIGATION -- 1.0%
  4,295,000  U.S. Treasury Bill, 6.81%, 01/11/96 (cost $4,286,875).....................      4,288,257
                                                                                          ------------
             TOTAL INVESTMENTS -- 92.3% (cost $296,066,125)............................    397,284,285
                                                                                          ------------
             REPURCHASE AGREEMENTS -- 8.5%
 18,268,000  Repurchase Agreement, 5.750% due 01/02/96, dated 12/29/95, J.P. Morgan, collateralized by $14,687,000 U.S. Treasury Bonds, 8.125%, due 05/15/21
               valued at $18,634,131; proceeds: $18,279,671............................     18,268,000
 18,267,000  Repurchase Agreement, 5.600% due 01/02/96, dated 12/29/95, Merrill Lynch, collateralized by $18,335,000 U.S. Treasury Bonds, 5.625%, due 10/31/97,
               valued at $18,632,944; proceeds: $18,278,366............................     18,267,000
                                                                                          ------------
             TOTAL REPURCHASE AGREEMENTS (cost $36,535,000)............................     36,535,000
                                                                                          ------------

             Liabilities in excess of other assets -- (0.8%)...........................    (3,405,679)
                                                                                          ------------
             NET ASSETS -- 100.0%......................................................   $430,413,606
                                                                                          ------------
                                                                                          ------------

   * Non-income producing security.

Abbreviations used in this statement:

ADR -- American Depository Receipt.

                                 See accompanying notes to financial statements.
                                                                         PAGE 31

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


--------------------------------------------------------------------------------
Statements  of  Assets  and  Liabilities
December 31, 1995

                                                                      CASH                   NEW YORK
                                                                   MANAGEMENT               MUNICIPAL
                                                                      FUND                  BOND FUND
------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at value (Note A).................................    $9,699,491               $3,536,175
Repurchase agreements, at value and cost.......................     1,036,551                      --
Cash...........................................................         5,048                  35,613
Receivable for securities sold.................................            --                      --
Receivable for fund shares sold................................        19,469                 130,016
Interest and dividends receivable..............................        37,309                  56,833
Receivable from investment advisor.............................        75,716                  63,088
Deferred organization expense..................................            --                  27,895
Other assets...................................................        10,582                      --
                                                                   -----------              ----------
Total assets...................................................    10,884,166               3,849,620
                                                                   -----------              ----------
LIABILITIES:
Payable for:
  Securities purchased.........................................            --                      --
  Fund shares redeemed.........................................            --                      --
  Dividends and distributions declared.........................        16,946                   4,509
  Affiliate transactions:
    Management fees............................................            --                      --
    Service and distribution fees..............................            --                     736
Net unrealized depreciation of forward foreign currency
  contracts....................................................            --                      --
Accrued expenses and other liabilities.........................         6,416                  10,424
                                                                   -----------              ----------
Total Liabilities..............................................        23,362                  15,669
                                                                   -----------              ----------
NET ASSETS.....................................................    $10,860,804              $3,833,951
                                                                   -----------              ----------
                                                                   -----------              ----------
NET ASSETS CONSIST OF:
Paid-in capital................................................    $10,862,918              $4,303,977
Undistributed net investment income or (distributions in excess
  of net investment income)....................................                                 3,359
Accumulated net realized gain (loss) on investments, options and foreign currency transactions or (distributions in excess of
  net realized gains)..........................................        (2,114 )              (623,945 )
Net unrealized appreciation on investments, foreign currency
  transactions and other assets................................            --                 150,560
                                                                   -----------              ----------
NET ASSETS.....................................................    $10,860,804              $3,833,951
                                                                   -----------              ----------
                                                                   -----------              ----------
Class A........................................................    $1,755,547               $ 545,852
                                                                   -----------              ----------
                                                                   -----------              ----------
Class B........................................................    $2,238,486               $ 528,143
                                                                   -----------              ----------
                                                                   -----------              ----------
Class C........................................................    $  182,541               $ 265,612
                                                                   -----------              ----------
                                                                   -----------              ----------
Class O........................................................    $6,684,230               $2,494,344
                                                                   -----------              ----------
                                                                   -----------              ----------
SHARES OUTSTANDING:
Class A........................................................     1,755,547                  53,980
                                                                   -----------              ----------
                                                                   -----------              ----------
Class B........................................................     2,238,486                  52,234
                                                                   -----------              ----------
                                                                   -----------              ----------
Class C........................................................       182,541                  26,267
                                                                   -----------              ----------
                                                                   -----------              ----------
Class O........................................................     6,686,344                 246,653
                                                                   -----------              ----------
                                                                   -----------              ----------
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per share.................    $     1.00               $   10.11
                                                                   -----------              ----------
                                                                   -----------              ----------
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund).......................    $     1.00               $   10.61
                                                                   -----------              ----------
                                                                   -----------              ----------
CLASS B SHARES
Net asset value and offering price per share *.................    $     1.00               $   10.11
                                                                   -----------              ----------
                                                                   -----------              ----------
CLASS C SHARES
Net asset value and offering price per share *.................    $     1.00               $   10.11
                                                                   -----------              ----------
                                                                   -----------              ----------
CLASS O SHARES
Net asset value, offering price and redemption price per
  share........................................................    $     1.00               $   10.11
                                                                   -----------              ----------
                                                                   -----------              ----------
Note A: Cost of investments....................................    $9,699,491               $3,385,615
                                                                   -----------              ----------
                                                                   -----------              ----------

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                  See accompanying notes to financial statements.
PAGE 32

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



    NATIONAL           U.S.
  INTERMEDIATE      GOVERNMENT      HIGH YIELD       STRATEGIC         TOTAL         INVESTORS
 MUNICIPAL FUND     INCOME FUND      BOND FUND       BOND FUND      RETURN FUND         FUND
------------------------------------------------------------------------------------------------
  $ 10,499,595      $10,176,161     $28,137,782     $11,601,579     $12,489,860     $397,284,285
            --       2,064,000       2,374,000       2,084,000       2,810,000        36,535,000
       136,414             162             552             461             784               467
        72,129              --              --              --              --         4,984,053
            --              --         464,168          19,033         117,005             3,207
       181,612         137,503         577,083         219,734         105,572           713,554
        35,803          39,324              --          11,822           4,346                --
       101,185         104,594         126,477         126,910          89,854                --
        10,608          10,608          15,358          10,608           7,182                31
 --------------     -----------     -----------     -----------     -----------     ------------
    11,037,346      12,532,352      31,695,420      14,074,147      15,624,603       439,520,597
 --------------     -----------     -----------     -----------     -----------     ------------
            --       1,680,094       1,266,635       1,084,417       1,562,019           304,968
            --              --             858              --             901            22,011
        71,326         157,141         335,268         385,850          77,289         8,243,742
            --              --          29,150              --              --           477,789
           712             730          10,793           1,891           5,055               947
            --              --              --          12,056              --                --
        18,268          19,448          26,982          23,520           5,100            57,534
 --------------     -----------     -----------     -----------     -----------     ------------
        90,306       1,857,413       1,669,686       1,507,734       1,650,364         9,106,991
 --------------     -----------     -----------     -----------     -----------     ------------
  $ 10,947,040      $10,674,939     $30,025,734     $12,566,413     $13,974,239     $430,413,606
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $ 10,509,907      $10,354,517     $29,486,368     $12,033,429     $13,514,968     $314,330,433
         3,929              --          28,464         (29,376 )            --                --
         9,324          (4,982 )        62,774          12,072           9,124        14,865,013
       423,880         325,404         448,128         550,288         450,147       101,218,160
 --------------     -----------     -----------     -----------     -----------     ------------
  $ 10,947,040      $10,674,939     $30,025,734     $12,566,413     $13,974,239     $430,413,606
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $    569,222      $  277,961      $10,789,155     $  512,897      $3,658,044      $    441,420
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $    431,688      $  572,178      $10,108,061     $1,879,195      $5,378,037      $    715,646
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $    270,683      $  273,265      $1,274,433      $  411,135      $  444,641      $    306,499
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $  9,675,447      $9,551,535      $7,854,085      $9,763,186      $4,493,517      $428,950,041
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
        54,591          26,945       1,024,197          48,705         346,685            26,563
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
        41,423          55,470         960,116         178,426         510,399            43,089
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
        25,972          26,488         121,069          39,045          42,109            18,455
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
       928,011         925,812         745,520         927,028         425,125        25,828,464
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $      10.43      $    10.32      $    10.53      $    10.53      $    10.55      $      16.62
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $      10.95      $    10.83      $    11.06      $    11.06      $    11.08      $      17.45
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $      10.42      $    10.32      $    10.53      $    10.53      $    10.54      $      16.61
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $      10.42      $    10.32      $    10.53      $    10.53      $    10.56      $      16.61
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $      10.43      $    10.32      $    10.54      $    10.53      $    10.57      $      16.61
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------
  $ 10,075,715      $9,850,757      $27,676,814     $11,035,096     $12,039,713     $296,066,125
 --------------     -----------     -----------     -----------     -----------     ------------
 --------------     -----------     -----------     -----------     -----------     ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 33

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


--------------------------------------------------------------
Statements  of  Operations
For the Year Ended December 31, 1995

                                                                     CASH                NEW YORK
                                                                  MANAGEMENT             MUNICIPAL
                                                                     FUND                BOND FUND
--------------------------------------------------------------------------------------------------
INCOME (Note A):

Interest......................................................    $ 765,757              $227,209
Dividends.....................................................           --                    --
                                                                  ----------             ---------
                                                                    765,757               227,209
EXPENSES:
Management fee................................................       25,505                19,069
Registration and filing fees..................................       40,284                 7,001
Custody and administration fees...............................       30,009                 9,059
Legal.........................................................       26,692                24,399
Printing and postage..........................................       15,750                14,702
Shareholder services..........................................       10,700                 3,101
Amortization of organization expenses.........................        9,071                14,001
Audit and tax return preparation fees.........................        9,000                 7,201
Directors' fees and expenses..................................        1,618                 1,551
Other.........................................................        2,740                 2,900
                                                                  ----------             ---------
                                                                    171,369               102,984
Management fee waived and expenses absorbed by investment
  advisor.....................................................    (101,221)              (82,157)
Credits earned from custodian on cash balances................          (9)               (1,758)
                                                                  ----------             ---------
                                                                     70,139                19,069

Distribution and service fees:
Class A Shares................................................           --                   577
Class B Shares................................................           --                 3,044
Class C Shares................................................           --                 2,153
                                                                  ----------             ---------
Net expenses..................................................       70,139                24,843
                                                                  ----------             ---------
Net investment income.........................................      695,618               202,366
                                                                  ----------             ---------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments and options.....................................           --              (65,526)
  Foreign currency transactions...............................           --                    --
                                                                  ----------             ---------
    Net realized gain (loss)..................................           --              (65,526)
                                                                  ----------             ---------
Net change in unrealized appreciation (depreciation) on:
  Investments and options.....................................           --               481,771
  Foreign currency transactions and other assets..............           --                    --
                                                                  ----------             ---------
    Net unrealized appreciation during the period.............           --               481,771
                                                                  ----------             ---------
NET REALIZED AND UNREALIZED GAIN..............................           --               416,245
                                                                  ----------             ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS....................    $ 695,618              $618,611
                                                                  ----------             ---------
                                                                  ----------             ---------
Note A: Net of foreign withholding tax of:....................           --                    --

 * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.

                See accompanying notes to financial statements.
PAGE 34

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

                NATIONAL                 U.S.
              INTERMEDIATE            GOVERNMENT           HIGH YIELD           STRATEGIC              TOTAL             INVESTORS
            MUNICIPAL FUND*          INCOME FUND*          BOND FUND*          BOND FUND*          RETURN FUND**            FUND
------------------------------------------------------------------------------------------------------------------------------------
              $    481,522            $   576,679          $ 1,684,232         $ 1,016,101          $    116,200        $  2,303,702
                        --                     --                   --                  --                39,659           6,950,103
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   481,522                576,679            1,684,232           1,016,101               155,859           9,253,805
                    44,953                 53,073              108,535              71,026                15,069           1,614,897
                     6,000                  6,000                6,000               6,000                    --              67,860
                    15,181                 21,781               29,162              27,129                 4,315              68,894
                     8,000                  8,000               10,000              10,000                 1,000             159,055
                     5,000                  4,000                7,000               5,000                 1,000             250,950
                    21,200                 21,281               23,800              21,500                 1,000             344,650
                    20,904                 21,606               26,114              26,205                 5,868                  --
                     5,000                  5,000                7,500               5,000                 3,000              74,855
                     2,250                  2,250                2,275               2,250                 1,375              69,450
                     2,500                  2,500                3,000               2,700                   500              60,000
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   130,988                145,491              223,386             176,810                33,127           2,710,611
                  (80,756)               (92,397)             (79,385)            (82,848)              (19,415)                  --
                   (5,279)                   (21)                (735)               (208)                  (13)               (529)
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                    44,953                 53,073              143,266              93,754                13,699           2,710,082

                       948                    561               10,394                 794                 1,287                 725
                     2,914                  3,304               22,829               6,487                 7,696               3,443
                     2,193                  2,231                4,457               2,672                 1,086               2,402
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                    51,008                 59,169              180,946             103,707                23,768           2,716,652
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   430,514                517,510            1,503,286             912,394               132,091           6,537,153
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                    39,589                110,378              472,003             217,956                24,049          49,873,105
                        --                     --                   --              60,525                    --                  63
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                    39,589                110,378              472,003             278,481                24,049          49,873,168
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   423,880                325,404              460,968             566,483               450,147          62,151,251
                        --                     --             (12,840)            (16,195)                    --                  --
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   423,880                325,404              448,128             550,288               450,147          62,151,251
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                   463,469                435,782              920,131             828,769               474,196         112,024,419
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
              $    893,983            $   953,292          $ 2,423,417         $ 1,741,163          $    606,287        $118,561,572
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
          --------------------     -----------------     ---------------     ---------------     ------------------     ------------
                        --                     --                   --         $       589          $        282        $     91,274
                                                                             ---------------     ------------------     ------------
                                                                             ---------------     ------------------     ------------

                                 See accompanying notes to financial statements.
                                                                         PAGE 35

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


--------------------------------------------------------------------------------
Statements  of  Changes  in  Net  Assets
For the Year Ended December 31, 1995

                                                                        CASH                 NEW YORK
                                                                     MANAGEMENT              MUNICIPAL
                                                                        FUND                 BOND FUND
---------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income.........................................    $   695,618             $   202,366
  Net realized gain (loss) on investments, options, and foreign
    currency transactions.......................................             --                 (65,526)
  Net change in unrealized appreciation (depreciation) on
    investments, options, foreign currency transactions and
    other assets................................................             --                 481,771
                                                                    ------------            -----------
  Net increase in net assets from operations....................        695,618                 618,611
                                                                    ------------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A.....................................................        (40,161 )               (11,538)
    Class B.....................................................        (26,516 )               (12,739)
    Class C.....................................................         (2,693 )                (9,206)
    Class O.....................................................       (626,248 )              (165,524)
                                                                    ------------            -----------
                                                                       (695,618 )              (199,007)
                                                                    ------------            -----------
  Distributions from net realized gains:
    Class A.....................................................             --                      --
    Class B.....................................................             --                      --
    Class C.....................................................             --                      --
    Class O.....................................................             --                      --
                                                                    ------------            -----------
                                                                             --                      --
                                                                    ------------            -----------
  Distributions in excess of net realized gains:
    Class A.....................................................             --                      --
    Class B.....................................................             --                      --
    Class C.....................................................             --                      --
    Class O.....................................................             --                      --
                                                                    ------------            -----------
                                                                             --                      --
                                                                    ------------            -----------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A.....................................................      1,755,547                 528,982
    Class B.....................................................      2,238,486                 504,427
    Class C.....................................................        182,541                 250,059
    Class O.....................................................    (12,442,586 )            (1,202,551)
                                                                    ------------            -----------
      Net increase (decrease) in net assets derived from share
         transactions...........................................     (8,266,012 )                80,917
                                                                    ------------            -----------
NET INCREASE (DECREASE) IN NET ASSETS...........................     (8,266,012 )               500,521
NET ASSETS:
  Beginning of period...........................................     19,126,816               3,333,430
                                                                    ------------            -----------
  End of period (a).............................................    $10,860,804             $ 3,833,951
                                                                    ------------            -----------
                                                                    ------------            -----------

(a) Including undistributed net investment income or
    distributions in excess of net investment income of:                     --             $     3,359
                                                                                            -----------
                                                                                            -----------

 * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.

                See accompanying notes to financial statements.
PAGE 36

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

             NATIONAL             U.S.
           INTERMEDIATE        GOVERNMENT      HIGH YIELD       STRATEGIC          TOTAL          INVESTORS
          MUNICIPAL FUND*     INCOME FUND*     BOND FUND*      BOND FUND*      RETURN FUND**         FUND
-------------------------------------------------------------------------------------------------------------
            $   430,514       $   517,510      $1,503,286      $  912,394       $   132,091      $  6,537,153
                 39,589           110,378         472,003         278,481            24,049        49,873,168
                423,880           325,404         448,128         550,288           450,147        62,151,251
          ---------------     ------------     -----------     -----------     -------------     ------------
                893,983           953,292       2,423,417       1,741,163           606,287       118,561,572
          ---------------     ------------     -----------     -----------     -------------     ------------
               (17,376)          (12,734)       (428,959)        (30,591)          (35,724)           (4,087)
               (11,207)          (16,038)       (212,975)        (59,198)          (47,121)           (2,179)
                (8,442)          (10,967)        (42,228)        (23,725)           (3,465)           (1,577)
              (389,560)         (477,771)       (790,660)       (804,713)          (45,781)       (6,529,373)
          ---------------     ------------     -----------     -----------     -------------     ------------
              (426,585)         (517,510)      (1,474,822)      (918,227)         (132,091)       (6,537,216)
          ---------------     ------------     -----------     -----------     -------------     ------------
                (1,569)           (2,801)       (146,101)        (11,724)           (3,900)          (37,569)
                (1,193)           (4,374)       (137,393)        (42,853)           (5,711)          (61,264)
                  (749)           (2,795)        (17,451)         (9,338)             (469)          (26,879)
               (26,754)         (100,408)       (108,284)       (226,037)           (4,845)      (36,419,464)
          ---------------     ------------     -----------     -----------     -------------     ------------
               (30,265)         (110,378)       (409,229)       (289,952)          (14,925)      (36,545,176)
          ---------------     ------------     -----------     -----------     -------------     ------------
                     --             (216)              --              --                --                --
                     --           (1,765)              --              --                --                --
                     --             (174)              --              --                --                --
                     --           (2,827)              --              --                --                --
          ---------------     ------------     -----------     -----------     -------------     ------------
                     --           (4,982)              --              --                --                --
          ---------------     ------------     -----------     -----------     -------------     ------------
                551,191           269,838      10,746,292         498,371         3,580,176           396,175
                417,842           561,475      10,103,804       1,866,229         5,255,708           675,659
                260,067           265,054       1,264,713         397,920           424,084           264,858
              9,280,727         9,258,070       7,371,479       9,270,829         4,250,000         5,383,498
          ---------------     ------------     -----------     -----------     -------------     ------------
             10,509,827        10,354,437      29,486,288      12,033,349        13,509,968         6,720,190
          ---------------     ------------     -----------     -----------     -------------     ------------
             10,946,960        10,674,859      30,025,654      12,566,333        13,969,239        82,199,370
                     80                80              80              80             5,000       348,214,236
          ---------------     ------------     -----------     -----------     -------------     ------------
            $10,947,040       $10,674,939      $30,025,734     $12,566,413      $13,974,239      $430,413,606
          ---------------     ------------     -----------     -----------     -------------     ------------
          ---------------     ------------     -----------     -----------     -------------     ------------
            $     3,929                --      $   28,464      $ (29,376)                --                --
          ---------------                      -----------     -----------
          ---------------                      -----------     -----------

                                 See accompanying notes to financial statements.
                                                                         PAGE 37

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


-------------------------------------------------------------
Statements  of  Cash  Flows
For the period ended December 31, 1995*
U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:

  Purchases of short-term portfolio investments, net....................................   $ (2,064,000)

  Purchases of long-term portfolio investments..........................................    (25,786,224)

  Proceeds from disposition of long-term portfolio investments and principal paydowns...     17,724,056
                                                                                           ------------
                                                                                            (10,126,168)


  Net investment income.................................................................        517,510

  Net amortization of premium/discount on investments...................................          1,883

  Amortization of organization expenses.................................................         21,606

  Net change in receivables/payables related to operations..............................       (293,456)
                                                                                           ------------

    Net cash flows used by operating activities.........................................     (9,878,625)
                                                                                           ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Proceeds from shares sold.............................................................     10,348,090

  Payments on shares redeemed...........................................................         (9,286)

  Cash dividends paid...................................................................       (460,097)
                                                                                           ------------

    Net cash flows provided by financing activities.....................................      9,878,707
                                                                                           ------------

Net increase in cash....................................................................             82

Cash at beginning of period.............................................................             80
                                                                                           ------------

Cash at end of period...................................................................   $        162
                                                                                           ------------
                                                                                           ------------

   * Fund's commencement of investment operations was February 22, 1995.

Note: Other non-cash activity includes mortgage dollar roll transactions. See
Note 1.

                See accompanying notes to financial statements.
PAGE 40

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Investment Series (the 'Investment Series') consists of certain portfolios of the Salomon Brothers Series Funds Inc (the 'Series Funds'), as indicated below, and the Salomon Brothers Investors Fund Inc (the 'Investors Fund'). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers New York Municipal Money Market Fund, (the 'New York Municipal Money Fund'), Salomon Brothers U.S. Treasury Securities Money Market Fund (the 'U.S. Treasury Fund'), Salomon Brothers New York Municipal Bond Fund (the 'New York Municipal Bond Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), and Salomon Brothers Total Return Fund (the 'Total Return Fund'). Separate financial statements are prepared for the New York Municipal Money Fund and U.S. Treasury Fund which are not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a 'Fund') offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to obtain a high level of current income; the High Yield Bond Fund's objective is to maximize current income; the Strategic Bond Fund's objective is to seek a high level of current income; the Total Return Fund's objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Investors Fund's objective is to seek long-term growth of capital.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ('SBAM') have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

commenced investment operations. A summary of those expenditures that remain as of December 31, 1995 for each Fund is as follows:

FUND                                                      EXPIRATION OF AMORTIZATION         AMOUNT
-------------------------------------------------------------------------------------------------------
New York Municipal Bond Fund.............................        February 1998                $27,895
National Intermediate Municipal Fund.....................        February 2000               $101,185
U.S. Government Income Fund..............................        February 2000               $104,594
High Yield Bond Fund.....................................        February 2000               $126,477
Strategic Bond Fund......................................        February 2000               $126,910
Total Return Fund........................................       September 2000                $89,854

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

          Portfolio securities for the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

          Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time or at such other rates as SBAM may determine to be appropriate in computing net asset value.

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



          Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

          (B) FUTURES CONTRACTS. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into futures contracts for hedging purposes, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts involve elements of market risk in excess of amounts reported in the financial statements.

          (C) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

          (D) MORTGAGE ROLLS. The U.S. Government Income Fund and the Strategic Bond Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended December 31, 1995 was approximately $2,150,000 and $1,052,000 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

          (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          (F) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

     Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

          (G) FORWARD FOREIGN CURRENCY CONTRACTS. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

          (H) LOAN PARTICIPATIONS. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1995 were $336,250 each.

          In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          (I) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (J) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income for each of the Funds (except the Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



     business day of the month. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

          (K) CLASS ACCOUNTING. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          (L) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

          (M) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

          (N) CASH FLOW INFORMATION. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the U.S. Government Income Fund and Strategic Bond Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager, subject to the supervision by the Board of Directors of each Fund.

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

SBAM furnishes each Fund in the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund) is payable monthly and is based on the following annual percentages of each Funds' average daily net assets: .20% for the Cash Management Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, and .55% for the Total Return Fund. SBAM Limited provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ('S&P 500 Index'). The base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS                                                            ANNUAL FEE RATE
--------------------------------------------------------------------------------------------------------
First $350 million..................................................................      .500%
Next $150 million...................................................................      .400%
Next $250 million...................................................................      .375%
Next $250 million...................................................................      .350%
Over $1 billion.....................................................................      .300%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment reducing the management fee by $267,836 was made on September 30, 1995, representing a seven percent higher performance by the S&P 500 Index for the period from October 1, 1994 through September 30, 1995. An additional reduction in the base management fee of $31,182 was recorded for the quarter ended December 31, 1995, representing a three percent higher performance by the S&P 500 Index.

For the year ended December 31, 1995, SBAM waived management fees of $25,505, $19,069, $44,953, $53,073, $79,385, $71,026 and $15,069 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund and Total Return Fund, respectively, and voluntarily absorbed expenses of $75,716, $63,088,

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



$35,803, $39,324, $11,822 and $4,346 for the Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ending December 31, 1995.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1995, credits earned on outstanding cash balances were used to reduce custodian fees by $9, $1,758, $5,279, $21, $735, $208, $13 and $529 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund, respectively.

Each Fund has an agreement with Salomon Brothers Inc ('Salomon Brothers'), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan,' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund) at the rate of
 .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $210 and $95,179 were paid by the Total Return Fund and Investors Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the period ended December 31, 1995.

Salomon Brothers received $1,990 as its portion of the front-end sales charge on sales of Class A shares of the Funds. In addition, contingent deferred sales charges of $2,290 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1995.

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

3. CAPITAL STOCK

At December 31, 1995, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund each had 1,111,111,112 shares authorized, and the Total Return Fund had 1,111,111,104 shares authorized. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. Transactions in Fund shares for the periods indicated were as follows:

                                                  CLASS A                                      CLASS B
                          ------------------------------------------------------------------------------------
                                PERIOD ENDED                    YEAR ENDED                    PERIOD ENDED
                             DECEMBER 31, 1995              DECEMBER 31, 1994              DECEMBER 31, 1995
                          ------------------------------------------------------------------------------------
                           SHARES         AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
                          ------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
Sold.................     8,291,614     $ 8,291,614             --              --      3,213,151     $ 3,213,151
Issued as
 reinvestment........         4,672           4,672             --              --         24,262          24,262
Redeemed.............    (6,540,739)     (6,540,739)            --              --       (998,927)       (998,927)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase
 (decrease)..........     1,755,547     $ 1,755,547             --              --      2,238,486     $ 2,238,486
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
NEW YORK MUNICIPAL
BOND FUND
Sold.................        53,966     $   528,846             --              --         52,010     $   502,220
Issued as
 reinvestment........            16             157             --              --            226           2,229
Redeemed.............            (2)            (21)            --              --             (2)            (22)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase
 (decrease)..........        53,980     $   528,982             --              --         52,234     $   504,427
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold.................        54,100     $   546,146             --              --         41,260     $   416,180
Issued as
 reinvestment........           710           7,331             --              --            163           1,682
Redeemed.............          (221)         (2,286)            --              --             (2)            (20)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........        54,589     $   551,191             --              --         41,421     $   417,842
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
U.S. GOVERNMENT
INCOME FUND
Sold.................        26,869     $   269,137             --              --         54,833     $   554,953
Issued as
 reinvestment........            76             721             --              --            637           6,542
Redeemed.............            (2)            (20)            --              --             (2)            (20)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........        26,943     $   269,838             --              --         55,468     $   561,475
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
HIGH YIELD BOND FUND
Sold.................     1,019,841     $10,701,496             --              --        946,768     $ 9,961,848
Issued as
 reinvestment........        40,936         430,949             --              --         15,920         168,888
Redeemed.............       (36,582)       (386,153)            --              --         (2,574)        (26,932)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........     1,024,195     $10,746,292             --              --        960,114     $10,103,804
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
STRATEGIC BOND FUND
Sold.................        53,771     $   551,616             --              --        174,744     $ 1,827,448
Issued as
 reinvestment........         1,158          12,171             --              --          3,737          39,371
Redeemed.............        (6,226)        (65,416)            --              --            (57)           (590)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........        48,703     $   498,371             --              --        178,424     $ 1,866,229
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
TOTAL RETURN FUND
Sold.................       343,940     $ 3,552,510             --              --        518,625     $ 5,342,405
Issued as
 reinvestment........         2,713          28,624             --              --          3,801          40,062
Redeemed.............           (93)           (958)            --              --        (12,152)       (126,759)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........       346,560     $ 3,580,176             --              --        510,274     $ 5,255,708
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------
INVESTORS FUND
Sold.................        27,922     $   420,791             --              --         41,769     $   654,082
Issued as
 reinvestment........           760          12,451             --              --          1,335          21,837
Redeemed.............        (2,119)        (37,067)            --              --            (15)           (260)
                         ----------     -----------     ----------     -----------     ----------     -----------
Net increase.........        26,563     $   396,175             --              --         43,089     $   675,659
                         ----------     -----------     ----------     -----------     ----------     -----------
                         ----------     -----------     ----------     -----------     ----------     -----------




                                    CLASS B
                           -------------------------
                                   YEAR ENDED
                               DECEMBER 31, 1994
                           -------------------------
                           SHARES            AMOUNT
                           -------------------------
CASH MANAGEMENT FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase
 (decrease)..........          --             --
                       ----------         ----------
                       ----------         ----------
NEW YORK MUNICIPAL
BOND FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase
 (decrease)..........          --             --
                       ----------         ----------
                       ----------         ----------
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------
U.S. GOVERNMENT
INCOME FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------
HIGH YIELD BOND FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------
STRATEGIC BOND FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------
TOTAL RETURN FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------
INVESTORS FUND
Sold.................          --             --
Issued as
 reinvestment........          --             --
Redeemed.............          --             --
                       ----------         ----------
Net increase.........          --             --
                       ----------         ----------
                       ----------         ----------

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S





                        CLASS C                                                         CLASS O
--------------------------------------------------------------------------------------------------------------------------
       PERIOD ENDED                   YEAR ENDED                     PERIOD ENDED                      YEAR ENDED
    DECEMBER 31, 1995              DECEMBER 31, 1994              DECEMBER 31, 1995                DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------------------------
  SHARES         AMOUNT          SHARES         AMOUNT         SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------

   180,044     $   180,044             --             --      47,254,877     $ 47,254,877      75,796,036     $ 75,796,036
     2,497           2,497             --             --         431,706          431,706         401,895          401,895
        --              --             --             --     (60,129,169)     (60,129,169)    (72,120,070)     (72,120,070)
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
   182,541     $   182,541             --             --     (12,442,586)    $(12,442,586)      4,077,861     $  4,077,861
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    26,263     $   250,020             --             --          14,323     $    137,924         194,976     $  1,960,677
         6              60             --             --          17,711          169,082          40,650          390,961
        (2)            (21)            --             --        (156,388)      (1,509,557)       (665,997)      (6,193,972)
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    26,267     $   250,059             --             --        (124,354)    $ (1,202,551)       (430,371)    $ (3,842,334)
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    25,963     $   260,000             --             --         927,748     $  9,278,117              --               --
         9              87             --             --             263            2,630              --               --
        (2)            (20)            --             --              (2)             (20)             --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    25,970     $   260,067             --             --         928,009     $  9,280,727              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    27,164     $   272,000             --             --         925,200     $  9,252,000              --               --
        20             206             --             --             816            8,164              --               --
      (698)         (7,152)            --             --            (206)          (2,094)             --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    26,486     $   265,054             --             --         925,810     $  9,258,070              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
   124,291     $ 1,298,229             --             --         926,518     $  9,265,788              --               --
     1,229          12,925             --             --             791            7,911              --               --
    (4,453)        (46,441)            --             --        (181,791)      (1,902,220)             --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
   121,067     $ 1,264,713             --             --         745,518     $  7,371,479              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    38,420     $   391,367             --             --         926,274     $  9,263,323              --               --
       625           6,573             --             --             754            7,526              --               --
        (2)            (20)            --             --              (2)             (20)             --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    39,043     $   397,920             --             --         927,026     $  9,270,829              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    41,886     $   423,053             --             --         425,000     $  4,250,000              --               --
        99           1,041             --             --              --               --              --               --
        (1)            (10)            --             --              --               --              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    41,984     $   424,084             --             --         425,000     $  4,250,000              --               --
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    18,595     $   267,020             --             --         245,958     $  3,783,857       1,535,504     $ 22,813,829
        60             980             --             --       2,017,845       32,672,713       2,324,823       32,449,031
      (200)         (3,142)            --             --      (1,987,122)     (31,073,072)     (3,057,955)     (45,611,321)
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
    18,455     $   264,858             --             --         276,681     $  5,383,498         802,372     $  9,651,539
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------
----------     -----------     ----------     ----------     -----------     ------------     -----------     ------------

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

At December 31, 1995, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

New York Municipal Bond Fund...........................................................   21%

National Intermediate Municipal Fund...................................................   95%

U.S. Government Income Fund............................................................   97%

High Yield Bond Fund...................................................................   29%

Strategic Bond Fund....................................................................   84%

Total Return Fund......................................................................   38%

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended December 31, 1995, were as follows:

                                                               PURCHASES              SALES
-----------------------------------------------------------------------------------------------

New York Municipal Bond Fund...............................   $    787,738         $  1,438,362
                                                              ------------         ------------
                                                              ------------         ------------

National Intermediate Municipal Fund.......................   $ 12,789,131         $  2,738,946
                                                              ------------         ------------
                                                              ------------         ------------
U.S. Government Income Fund

  U.S. Government Securities...............................   $ 27,466,318         $ 17,724,056
                                                              ------------         ------------
                                                              ------------         ------------

High Yield Bond Fund.......................................   $ 44,314,086         $ 17,461,424
                                                              ------------         ------------
                                                              ------------         ------------
Strategic Bond Fund

  U.S. Government Securities...............................   $  8,520,260         $  6,824,704

  Other Investments........................................     17,916,013            9,025,947
                                                              ------------         ------------
                                                              $ 26,436,273         $ 15,850,651
                                                              ------------         ------------
                                                              ------------         ------------
Total Return Fund

  U.S. Government Securities...............................   $  2,461,806         $    364,527

  Other Investments........................................     10,798,038              884,107
                                                              ------------         ------------
                                                              $ 13,259,844         $  1,248,634
                                                              ------------         ------------
                                                              ------------         ------------
Investors Fund

  U.S. Government Securities...............................             --         $  3,962,031

  Other Investments........................................   $317,547,885          364,164,543
                                                              ------------         ------------
                                                              $317,547,885         $368,126,574
                                                              ------------         ------------
                                                              ------------         ------------

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

Transactions in options written for the Investors Fund during the year ended December 31, 1995 were as follows:

                                                                    NUMBER OF         PREMIUMS
                                                                    CONTRACTS         RECEIVED
-------------------------------------------------------------------------------------------------

Options outstanding at December 31, 1994.........................     (1,825)         (428,151)

Options written..................................................     (1,115)         (289,198)

Options terminated in closing purchase transactions..............      2,765          681,423

Options expired..................................................         --               --

Options exercised................................................        175           35,926
                                                                    ---------         --------

Options outstanding at December 31, 1995.........................         --               --
                                                                    ---------         --------
                                                                    ---------         --------

During the year ended December 31, 1995, net realized loss from written option transactions for the Investors Fund amounted to $268,953 and net realized loss from purchased option transactions amounted to $113,136, for a net realized loss on all option transactions for the Investors Fund of $382,089.

During the period ended December 31, 1995, net realized gain from forward foreign currency contracts for the Strategic Bond Fund amounted to $67,840, and net realized gains on mortgage dollar rolls amounted to $57,813 and $17,359 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

During the year ended December 31, 1995, permanent book/tax differences of $(23,543) and $63 for the Strategic Bond Fund and Investors Fund, respectively, arising primarily from foreign currency gains (losses) have been reclassified from accumulated gain (loss) on investments to undistributed net investment income. Net investment income, net realized losses and net assets were not affected by this reclassification.

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ('NRSROs') or if rated by only one

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


----------------------------------------------------------------------
Notes  to  Financial  Statements

NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund pursues its investment objectives by investing at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes and at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Certain Funds enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S

6. TAX INFORMATION

At December 31, 1995, the Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                                                     NEW YORK
                                                                         CASH        MUNICIPAL
YEAR OF                                                               MANAGEMENT       BOND
EXPIRATION                                                               FUND          FUND
---------------------------------------------------------------------------------------------------

1999...............................................................     $  894             --

2000...............................................................        396             --

2001...............................................................        409             --

2002...............................................................        415       $305,822

2003...............................................................         --        318,123
                                                                      ----------     ---------
                                                                        $2,114       $623,945
                                                                      ----------     ---------
                                                                      ----------     ---------

At December 31, 1995, as permitted under federal income tax regulations, the Strategic Bond Fund has elected to defer $14,806 of Post-October net capital losses and $41,069 of Post-October net foreign currency losses to the next taxable year.

At December 31, 1995, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and repurchase agreements held in each Fund were as follows:

                                                        GROSS             GROSS              NET
                                     AGGREGATE        UNREALIZED        UNREALIZED        UNREALIZED
                                        COST         APPRECIATION     (DEPRECIATION)     APPRECIATION
-------------------------------------------------------------------------------------------------------


New York Municipal Bond.........    $  3,385,615     $    150,560                --      $    150,560


National Intermediate
  Municipal.....................      10,075,715          427,222      $     (3,342)          423,880


U.S. Government Income..........      11,920,393          319,768                --           319,768


High Yield Bond.................      30,050,814          964,094          (503,126)          460,968


Strategic Bond..................      13,120,041          813,804          (248,266)          565,538


Total Return....................      14,849,713          508,518           (58,371)          450,147


Investors.......................     332,596,925      104,734,626        (3,512,266)      101,222,360

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                         CLASS A     CLASS B     CLASS C
                                                         -------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                         -------------------------------
                                                                      1995
----------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 1.000     $ 1.000     $ 1.000
                                                         -------     -------     -------
Net investment income................................      0.044       0.043       0.043
Dividends from net investment income.................     (0.044)     (0.043)     (0.043)
                                                         -------     -------     -------
Net asset value, end of period.......................    $ 1.000     $ 1.000     $ 1.000
                                                         -------     -------     -------
                                                         -------     -------     -------
Net assets, end of period (thousands)................    $1,756      $2,238      $183
Total return*........................................     +4.5  %     +4.4  %     +4.4  %
Ratios to average net assets:
Expenses.............................................      0.55 %      0.55 %      0.55 %
Net investment income................................      5.42 %      5.38 %      5.40 %

Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share and expense ratios
  would have been:
Net investment income per share......................    $ 0.037     $ 0.037     $ 0.036
Expense ratio........................................      1.35 %      1.34 %      1.34 %



NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                         CLASS A     CLASS B     CLASS C
                                                        --------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                        --------------------------------
                                                                      1995
----------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $  8.96     $  8.96     $  8.96
                                                         -------     -------     -------
Net investment income................................       0.42        0.36        0.36
Net gain (loss) on securities and futures
  (both realized and unrealized).....................       1.14        1.14        1.14
                                                         -------     -------     -------
Total from investment operations.....................       1.56        1.50        1.50
                                                         -------     -------     -------
Dividends from net investment income.................      (0.41)      (0.35)      (0.35)
Distributions from net realized gain on securities
  and futures........................................      --          --          --
                                                         -------     -------     -------
Total dividends and distributions....................      (0.41)      (0.35)      (0.35)
                                                         -------     -------     -------
Net asset value, end of period.......................    $ 10.11     $ 10.11     $ 10.11
                                                         -------     -------     -------
                                                         -------     -------     -------
Net assets, end of period (thousands)................    $546        $528        $266
Total return*........................................     +17.7 %     +17.0 %     +17.0 %
Ratios to average net assets:
Expenses.............................................       0.75%       1.50%       1.50%
Net investment income................................       5.12%       4.30%       4.38%
Portfolio turnover rate..............................         22%         22%         22%
Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share and expense ratios
  would have been:
Net investment income per share......................    $  0.24     $  0.17     $  0.18
Expense ratio........................................       2.96%       3.70%       3.71%

(a) February 1, 1993, commencement of investment operations, through December 31, 1993.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                 See accompanying notes to financial statements.
PAGE 54

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S





-----------------------------------------------------------------
                                 CLASS O
-----------------------------------------------------------------
                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------
          1995        1994        1993        1992        1991
-----------------------------------------------------------------

         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
         -------     -------     -------     -------     -------
           0.055       0.038       0.027       0.033       0.055
          (0.055)     (0.038)     (0.027)     (0.033)     (0.055)
         --------    -------     -------     -------     -------
         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
         --------    -------     -------     -------     -------
         --------    -------     -------     -------     -------
         $6,684      $19,127     $15,049     $11,613     $22,982
          +5.6  %     +3.9  %     +2.7  %     +3.4  %     +5.7  %

           0.55 %      0.61 %      0.65 %      0.65 %      0.65 %
           5.46 %      3.79 %      2.68 %      3.41 %      5.43 %


         $ 0.047     $ 0.036     $ 0.025     $ 0.030     $ 0.053
           1.34 %      0.81 %      0.85 %      0.85 %      0.85 %


--------------------------------------------------------------------------------
                                CLASS O
---------------------------------------------------------------------------
            YEAR ENDED DECEMBER 31,
----------------------------------------                  PERIOD ENDED
          1995                  1994                  DECEMBER 31, 1993(a)
---------------------------------------------------------------------------

         $ 8.98                $ 10.44                      $  10.00
         ------                -------                      --------
           0.53                   0.55                          0.46
           1.12                  (1.46)                         0.46
         -------               -------                      --------
           1.65                  (0.91)                         0.92
         -------               -------                      --------
          (0.52)                 (0.55)                        (0.46)
          --                     --                            (0.02)
         --------              -------                      --------

          (0.52)                 (0.55)                        (0.48)
         ------                -------                      --------
         $10.11                $  8.98                      $  10.44
         ------                -------                       --------
         ------                -------                       --------

         $2,494                $3,333                       $  8,364
         +18.8 %                 -8.8 %                        +9.4 %

           0.50%                  0.50%                         0.50%**
           5.50%                  5.72%                         4.99%**
             22%                    63%                           24%


         $ 0.32                $  0.49                      $   0.40
           2.71%                  1.17%                         1.24%**

                                 See accompanying notes to financial statements.
                                                                         PAGE 55

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

[CAPTION]

                                                         CLASS A     CLASS B     CLASS C     CLASS O
                                                         -------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                         -------     -------     -------     -------
Net investment income................................       0.40        0.34        0.34        0.42
Net gain on investments (both realized and
  unrealized)........................................       0.46        0.45        0.45        0.46
                                                         -------     -------     -------     -------
Total from investment operations.....................       0.86        0.79        0.79        0.88
                                                         -------     -------     -------     -------
Dividends from net investment income.................      (0.40)      (0.34)      (0.34)      (0.42)
Distributions from net realized gain on
  investments........................................      (0.03)      (0.03)      (0.03)      (0.03)
                                                         -------     -------     -------     -------
Total dividends and distributions....................      (0.43)      (0.37)      (0.37)      (0.45)
                                                         -------     -------     -------     -------
Net asset value, end of period.......................    $ 10.43     $ 10.42     $ 10.42     $ 10.43
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net assets, end of period (thousands)................    $   569     $   432     $   271     $ 9,675
Total return*........................................      +8.7 %      +8.0 %      +8.0 %      +9.0 %
Ratios to average net assets:
Expenses.............................................       0.75%**     1.50%**     1.50%**     0.50%**
Net investment income................................       4.63%**     3.85%**     3.85%**     4.86%**
Portfolio turnover rate..............................         29%         29%         29%         29%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share......................    $  0.32     $  0.25     $  0.25     $  0.34
Expense ratio........................................       1.71%**     2.45%**     2.46%**     1.46%**

U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

[CAPTION]

                                                         CLASS A     CLASS B     CLASS C     CLASS O
                                                         --------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                         -------     -------     -------     -------
Net investment income................................       0.49        0.43        0.43        0.52
Net gain on investments
  (both realized and unrealized).....................       0.43        0.43        0.43        0.42
                                                         -------     -------     -------     -------
Total from investment operations.....................       0.92        0.86        0.86        0.94
                                                         -------     -------     -------     -------
Dividends from net investment income.................      (0.49)      (0.43)      (0.43)      (0.52)
Distributions from net realized gain on
  investments........................................      (0.10)      (0.10)      (0.10)      (0.10)
Distributions in excess of net realized gain on
  investments........................................      (0.01)      (0.01)      (0.01)      --
                                                         -------     -------     -------     -------
Total dividends and distributions....................      (0.60)      (0.54)      (0.54)      (0.62)
                                                         -------     -------     -------     -------
Net asset value, end of period.......................    $ 10.32     $ 10.32     $ 10.32     $ 10.32
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net assets, end of period (thousands)................    $   278     $   572     $   273     $ 9,552
Total return*........................................      +9.5 %      +8.8 %      +8.8 %      +9.7 %
Ratios to average net assets:
Expenses.............................................       0.85%**     1.60%**     1.60%**     0.60%**
Net investment income................................       5.67%**     4.85%**     4.92%**     5.92%**
Portfolio turnover rate..............................        230%        230%        230%        230%
Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share and expense ratios
  would have been:
Net investment income per share......................    $  0.40     $  0.34     $  0.34     $  0.42
Expense ratio........................................       1.90%**     2.64%**     2.64%**     1.64%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                 See accompanying notes to financial statements.
PAGE 56

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                         CLASS A     CLASS B     CLASS C     CLASS O
                                                        ---------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                         -------     -------     -------     -------
Net investment income................................       0.92        0.85        0.85        0.95
Net gain on investments
  (both realized and unrealized).....................       0.67        0.68        0.68        0.67
                                                         -------     -------     -------     -------
Total from investment operations.....................       1.59        1.53        1.53        1.62
                                                         -------     -------     -------     -------
Dividends from net investment income.................      (0.91)      (0.85)      (0.85)      (0.93)
Distributions from net realized gain on
  investments........................................      (0.15)      (0.15)      (0.15)      (0.15)
                                                         -------     -------     -------     -------
Total dividends and distributions....................      (1.06)      (1.00)      (1.00)      (1.08)
                                                         -------     -------     -------     -------
Net asset value, end of period.......................    $ 10.53     $ 10.53     $ 10.53     $ 10.54
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net assets, end of period (thousands)................    $10,789     $10,108     $ 1,274     $ 7,854
Total return*........................................     +16.6 %     +15.7 %     +15.8 %     +16.8 %
Ratios to average net assets:
Expenses.............................................       1.24%**     1.96%**     1.98%**     1.00%**
Net investment income................................      10.58%**     9.53%**     9.61%**    10.59%**
Portfolio turnover rate..............................        109%        109%        109%        109%
Before waiver of management fee by SBAM and
  credits earned on custodian cash balances, net
  investment income per share and expense ratios
  would have been:
Net investment income per share......................    $  0.87     $  0.80     $  0.80     $  0.90
Expense ratio........................................       1.80%**     2.51%**     2.54%**     1.55%**

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

[CAPTION]

                                                         CLASS A     CLASS B     CLASS C     CLASS O
                                                         --------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                         -------     -------     -------     -------
Net investment income................................       0.84        0.76        0.77        0.87
Net gain on investments
  (both realized and unrealized).....................       0.78        0.79        0.78        0.77
                                                         -------     -------     -------     -------
Total from investment operations.....................       1.62        1.55        1.55        1.64
                                                         -------     -------     -------     -------
Dividends from net investment income.................      (0.85)      (0.78)      (0.78)      (0.87)
Distributions from net realized gain on
  investments........................................      (0.24)      (0.24)      (0.24)      (0.24)
                                                         -------     -------     -------     -------
Total dividends and distributions....................      (1.09)      (1.02)      (1.02)      (1.11)
                                                         -------     -------     -------     -------
Net asset value, end of period.......................    $ 10.53     $ 10.53     $ 10.53     $ 10.53
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net assets, end of period (thousands)................    $   513     $ 1,879     $   411     $ 9,763
Total return*........................................     +16.8 %     +16.1 %     +16.1 %     +17.0 %
Ratios to average net assets:
Expenses.............................................       1.23%**     1.97%**     1.99%**     0.99%**
Net investment income................................       9.51%**     8.75%**     8.77%**     9.74%**
Portfolio turnover rate..............................        161%        161%        161%        161%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share......................    $  0.76     $  0.69     $  0.70     $  0.79
Expense ratio........................................       2.11%**     2.85%**     2.87%**     1.87%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                See accompanying notes to financial statements.
                                                                         PAGE 57

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                         CLASS A     CLASS B     CLASS C     CLASS O
                                                         --------------------------------------------
                                                             PERIOD ENDED DECEMBER 31, 1995(a)SS
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                         -------     -------     -------     -------
Net investment income................................       0.15        0.13        0.14        0.17
Net gain on investments
  (both realized and unrealized).....................       0.52        0.51        0.51        0.52
                                                         -------     -------     -------     -------
Total from investment operations.....................       0.67        0.64        0.65        0.69
                                                         -------     -------     -------     -------
Dividends from net investment income.................      (0.11)      (0.09)      (0.08)      (0.11)
Distributions from net realized gain on
  investments........................................      (0.01)      (0.01)      (0.01)      (0.01)
                                                         -------     -------     -------     -------
Total dividends and distributions....................      (0.12)      (0.10)      (0.09)      (0.12)
                                                         -------     -------     -------     -------
Net asset value, end of period.......................    $ 10.55     $ 10.54     $ 10.56     $ 10.57
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net assets, end of period (thousands)................    $ 3,658     $ 5,378     $   445     $ 4,494
Total return*........................................      +6.7 %      +6.4 %      +6.5 %      +6.9 %
Ratios to average net assets:
Expenses.............................................       0.74%**     1.49%**     1.51%**     0.51%**
Net investment income................................       4.82%**     4.06%**     4.26%**     5.30%**
Portfolio turnover rate..............................         16%         16%         16%         16%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share......................    $  0.13     $  0.11     $  0.11     $  0.15
Expense ratio........................................       1.45%**     2.19%**     2.22%**     1.22%**

INVESTORS FUND
--------------------------------------------------------------------------------

                                                         CLASS A     CLASS B     CLASS C
                                                         -------------------------------
                                                            PERIOD ENDED DECEMBER 31,
                                                         -------------------------------
                                                                      1995
----------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 13.61     $ 13.61     $ 13.61
                                                         -------     -------     -------
Net investment income................................       0.19        0.10        0.09
Net gain (loss) on investments (both realized and
  unrealized)........................................       4.55        4.54        4.55
                                                         -------     -------     -------
Total from investment operations.....................       4.74        4.64        4.64
                                                         -------     -------     -------
Dividends from net investment income.................      (0.23)      (0.14)      (0.14)
Distributions from net realized gain on
  investments........................................      (1.50)      (1.50)      (1.50)
                                                         -------     -------     -------
Total dividends and distributions....................      (1.73)      (1.64)      (1.64)
                                                         -------     -------     -------
Net asset value, end of period.......................    $ 16.62     $ 16.61     $ 16.61
                                                         -------     -------     -------
                                                         -------     -------     -------
Net assets, end of period (thousands)................    $   441     $   716     $   306
Total return*........................................     +35.3 %     +34.5 %     +34.5 %
Ratios to average net assets:
Expenses.............................................       0.94%       1.71%       1.68%
Net investment income................................       1.41%       0.63%       0.66%
Portfolio turnover rate..............................         86%         86%         86%

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
 SS Per share information calculated using the average shares outstanding method, which more accurately represent amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                See accompanying notes to financial statements.
PAGE 58

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S



--------------------------------------------------------------------------------

                          CLASS O
-----------------------------------------------------------
                  YEAR ENDED DECEMBER 31,
-----------------------------------------------------------
  1995         1994         1993         1992         1991
-----------------------------------------------------------
$  13.63     $  15.60     $  16.10     $  17.10     $  14.54
---------    --------     --------     --------     --------
    0.27         0.27         0.32         0.41         0.44
    4.48        (0.48)        2.03         0.79         3.68
--------     --------     --------     --------     --------
    4.75        (0.21)        2.35         1.20         4.12
--------     --------     --------     --------     --------
   (0.27)       (0.27)       (0.33)       (0.41)       (0.46)
   (1.50)       (1.49)       (2.52)       (1.79)       (1.10)
---------    --------     --------     --------     --------
   (1.77)       (1.76)       (2.85)       (2.20)       (1.56)
---------    --------     --------     --------     --------
$  16.61     $  13.63     $  15.60     $  16.10     $  17.10
--------     --------     --------     --------     --------
$428,950     $348,214     $386,147     $370,350     $378,615
  +35.4 %      - 1.3 %      +15.1 %       +7.4 %      +29.3 %


    0.69%        0.69%        0.68%        0.68%        0.70%
    1.67%        1.75%        1.90%        2.47%        2.67%
      86%          66%          79%          48%          44%



                                 See accompanying notes to financial statements.
                                                                         PAGE 59

S A L O M O N  B R O T H E R S  I N V E S T M E N T  S E R I E S


--------------------------------------------------------------------------------
Report  of  Independent  Accountants

To the Boards of Directors and Shareholders of Salomon Brothers Cash Management Fund
Salomon Brothers New York Municipal Bond Fund
Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Total Return Fund
Salomon Brothers Investors Fund Inc



In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of cash flows (for Salomon Brothers U.S. Government Income Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc) and Salomon Brothers Investors Fund Inc (hereafter referred to as the 'Funds') at December 31, 1995, the results of each of their operations, the cash flows (for Salomon Brothers U.S. Government Income Fund), the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Net Assets December 31, 1995

Common Stocks -- 89.1% of Net Assets


--------------------------------------------------------------------------------
                                                                       Value
Shares                                                   Cost        (Note 1a)
--------------------------------------------------------------------------------
         Basic Industries -- 5.1%
 25,000  Allegheny Ludlum .........................  $   426,500   $    462,500
 25,000  Hercules .................................    1,169,906      1,409,375
 20,000  Hanna (M.A.) .............................      533,710        560,000
 30,000  OM Group .................................      918,661        993,750
 30,000  Praxair ..................................      691,980      1,008,750
 30,000  Sonoco Products ..........................      808,670        787,500
                                                     -----------   ------------
                                                       4,549,427      5,221,875
                                                     -----------   ------------
         Capital Goods -- 6.0%
 60,000  Browning-Ferris Industries ...............    2,016,120      1,770,000
 25,000  Deere ....................................      693,854        881,250
 40,000  Raytheon .................................    1,287,429      1,890,000
 46,000  Tyco International .......................    1,082,070      1,638,750
                                                     -----------   ------------
                                                       5,079,473      6,180,000
                                                     -----------   ------------
         Consumer Cyclicals -- 19.5%
130,000  Big Flower Press Holdings* ...............    2,048,026      2,015,000
 35,000  Gadzooks* ................................      615,000        883,750
 30,000  Exide ....................................    1,382,425      1,376,250
 60,000  Federated Department Stores* .............    1,312,617      1,650,000
150,000  Hollinger ................................    1,136,000      1,087,500
125,000  MascoTech ................................    1,531,529      1,359,375
 60,000  Omnicom Group ............................    1,768,020      2,235,000
130,000  Price\Costco* ............................    2,282,435      1,982,500
 45,000  Proffitts* ...............................    1,161,359      1,181,250
100,000  Sears, Roebuck ...........................    3,178,280      3,900,000
 40,000  Sherwin-Williams .........................    1,396,315      1,630,000
 20,000  Times Mirror, Class A ....................      601,200        677,500
                                                     -----------   ------------
                                                      18,413,206     19,978,125
                                                     -----------   ------------
         Consumer Staples -- 15.3%
 45,000  Albertson's ..............................    1,361,636      1,479,375
 70,000  ConAgra ..................................    2,315,459      2,887,500
 15,000  Estee Lauder Companies, Class A ..........      390,000        523,125
 80,000  Kroger* ..................................    2,123,840      3,000,000
 23,300  Penn Traffic* ............................      369,153        349,500
 60,000  Riviana Foods ............................      754,522        795,000
160,000  Stop & Shop Companies* ...................    3,105,918      3,700,000
 35,000  Sysco ....................................      993,475      1,137,500
 77,300  Whitman ..................................    1,654,688      1,797,225
                                                     -----------   ------------
                                                      13,068,691     15,669,225
                                                     -----------   ------------
         Energy -- 17.4%
 30,000  Amoco ....................................    1,893,920      2,156,250
 35,000  Ashland ..................................    1,083,355      1,229,375
 40,000  Chevron ..................................    1,931,150      2,100,000
 75,000  Diamond Shamrock .........................    1,876,590      1,940,625
 20,000  Mobil ....................................    2,142,450      2,240,000
 50,000  Noble Affiliates .........................    1,302,375      1,493,750
 20,000  Texaco ...................................    1,548,075      1,570,000
 10,000  Tejas Gas* ...............................      480,250        528,750
 70,000  Unocal ...................................    1,827,950      2,038,750
100,000  Union Pacific Resources Group ............    2,188,999      2,537,500
                                                     -----------   ------------
                                                      16,275,114     17,835,000
                                                     -----------   ------------


S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Common Stocks (continued)


--------------------------------------------------------------------------------
                                                                       Value
Shares                                                   Cost        (Note 1a)
--------------------------------------------------------------------------------
         Financial Services -- 8.3%
 70,000  Bank of New York .........................  $ 2,588,120   $  3,412,500
 15,000  NationsBank ..............................    1,081,525      1,044,375
 65,000  Prudential Reinsurance Holdings ..........    1,246,597      1,519,375
 10,000  St. Paul Companies .......................      553,037        556,250
 35,000  Trenwick Group ...........................    1,762,413      1,968,750
                                                     -----------   ------------
                                                       7,231,692      8,501,250
         Health Care -- 7.4%
 60,000  Columbia/HCA Healthcare ..................    2,544,558      3,045,000
 60,000  SmithKline Beecham -- ADR ................    2,933,140      3,330,000
 25,000  U.S. HealthCare ..........................    1,025,720      1,162,500
                                                     -----------   ------------
                                                       6,503,418      7,537,500
         Technology -- 3.5%
 75,000  Plantronics* .............................    2,170,918      2,709,375
 40,000  Spectrian* ...............................      961,255        890,000
                                                     -----------   ------------
                                                       3,132,173      3,599,375
         Transportation -- 3.6%
140,000  Canadian National Railway ................    2,033,637      2,100,000
 50,000  Pittston Services Group ..................    1,240,283      1,568,750
                                                     -----------   ------------
                                                       3,273,920      3,668,750

         Telecommunications & Utilities -- 3.0%
 47,500  Midcom Communications* ...................      663,562        866,875
 50,000  Williams Companies .......................    1,928,000      2,193,750
                                                     -----------   ------------
                                                       2,591,562      3,060,625
                                                     -----------   ------------
         Total Common Stocks ......................   80,118,676     91,251,725
                                                     -----------   ------------

Preferred Stocks -- 2.3%
--------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------
         Capital Goods -- 1.5%
 30,000  Elsag Bailey, 5.50% Convertible ..........    1,516,250      1,511,250
                                                     -----------   ------------
         Consumer Staples-- 0.8%
 37,000  James River Depository Shares, 9% ........      841,414        864,875
                                                     -----------   ------------
         Total Preferred Stocks ...................    2,357,664      2,376,125
                                                     -----------   ------------



S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Purchased Options -- 0.0%


--------------------------------------------------------------------------------
                                                           Premium      Value
Contracts                                                   Paid      (Note 1a)
--------------------------------------------------------------------------------
     100 S&P Midcap 400 Index Puts
          (expiring January 1996, exercise price $195) $     9,575 $      1,562

      50 S&P Midcap 400 Index Puts
          (expiring January 1996, exercise price $200)       2,600        1,250

      50 S&P Midcap 400 Index Puts
          (expiring February 1996, exercise price $200)      5,150        3,594
                                                       ----------- ------------
         Total purchased options                            17,325        6,406
                                                       ----------- ------------
Total Investments -- 91.4% ........................... $82,493,665   93,634,256
                                                       =========== ------------



Repurchase Agreements -- 9.3%



--------------------------------------------------------------------------------
Principal
  Amount
(thousands)
--------------------------------------------------------------------------------
   $4,750 J.P. Morgan Securities, 5.75%, cost $4,750,000
          dated 12/29/95, $4,753,035 due 1/2/96,
          collateralized by $3,819,000 U.S. Treasury Bonds,
          8.125%, valued at $4,845,356 due 2/15/21 ...                4,750,000

   4,750 Merrill Lynch, 5.60%, cost $4,750,000,
          dated 12/29/95, $4,752,956 due 1/2/96,
          collateralized by $4,770,000 U.S. Treasury Notes,
          5.625%, valued at $4,847,513 due 10/31/97 ..                4,750,000
                                                                   ------------
         Total Repurchase Agreements .................                9,500,000
                                                                   ------------
         Cash and Receivables -- 3.3% ................ $33,364,953
         Liabilities -- (4.0)% .......................  (4,070,582)    (705,629)
                                                       ----------- ------------
         Net Assets -- equivalent to $18.67, offering and
          redemption price per share on 5,484,823 shares of
          $1.00 par value capital stock outstanding; 25,000,000
          shares authorized ..........................             $102,428,627
                                                                   ============

         Net Assets Consist of:
         Capital stock ...............................             $  5,484,823
         Additional paid-in capital ..................               80,484,396
         Undistributed net investment income .........                    4,470
         Undistributed net realized gain .............                5,314,347
         Net unrealized appreciation .................               11,140,591
                                                                   ------------
         Net Assets ..................................             $102,428,627
                                                                   ============



----------
*Non-income producing security.

                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Operations year ended December 31, 1995


Investment Income

Income
Dividends (net of foreign withholding taxes of $16,179) .......... $  1,378,300
Interest .........................................................      624,141
                                                                   ------------
                                                                      2,002,441
Expenses
Management fee ...................................... $    957,755
Directors' fees and expenses ........................       64,780
Legal ...............................................       61,275
Audit and tax return preparation fees ...............       57,750
Shareholder services ................................       50,150
Custodian ...........................................       39,735
Printing ............................................       30,850
Other ...............................................       37,150    1,299,445
                                                      ------------ ------------
Net investment income ............................................      702,996
                                                                   ------------
Net Realized and Unrealized Gain on Investments
Realized gain on investments and options .........................   20,581,764

Net Unrealized Appreciation of Investments
Beginning of year ...................................    3,724,714
End of year .........................................   11,140,591
                                                      ------------
Increase in net unrealized appreciation ..........................    7,415,877
                                                                   ------------
Net realized gain and increase in net unrealized appreciation ....   27,997,641
                                                                   ------------
Net increase in net assets from operations ....................... $ 28,700,637
                                                                   ============



                See accompanying notes to financial statements.

                                       8




S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Changes in Net Assets


                                                                           Year Ended December 31,
                                                                        1995                     1994
----------------------------------------------------------------------------------------------------------
Operations
Net investment income ...........................................   $    702,996              $   129,318
Net realized gain on investments and options ....................     20,581,764                2,885,474
Change in net unrealized appreciation ...........................      7,415,877              (19,541,271)
                                                                    ------------              -----------
Net change in net assets from operations ........................     28,700,637              (16,526,479)
                                                                    ------------              -----------
Distributions to Shareholders from
Net investment income ...........................................       (698,526)                (148,595)
Net realized gain on investments ................................    (11,082,177)              (8,197,412)
Distributions in excess of net realized gains ...................         --                   (4,185,240)
                                                                    ------------              -----------
                                                                     (11,780,703)             (12,531,247)
                                                                    ------------              -----------
Capital Share Transactions
Proceeds from sales of 1,609,281 and 1,403,122 shares,
  respectively ..................................................     29,031,088               26,086,673
Net asset value of 600,042 and 677,223 shares, respectively, issued in reinvestment of net investment income and net
  realized gain distributions ...................................     11,026,944               11,471,834
Payment for redemption of 2,277,011 and 2,003,136 shares,
  respectively ..................................................    (41,253,697)             (35,701,771)
                                                                    ------------              -----------
Change in net assets resulting from capital share
  transactions, representing net decrease of 67,688 and
  net increase of 77,209 shares, respectively ...................     (1,195,665)               1,856,736
                                                                    ------------              -----------
Total change in net assets ......................................     15,724,269              (27,200,990)
                                                                    ------------              -----------
Net Assets
Beginning of year ...............................................     86,704,358              113,905,348
                                                                    ------------              -----------
End of year (includes undistributed net investment income
   of $4,470 for 1995) ..........................................   $102,428,627              $86,704,358
                                                                    ============              ===========


                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Notes to Financial Statements

1.  Significant Accounting Policies

The Fund is registered as a non-diversified, open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation through investments primarily in common stocks or securities convertible into common stocks which are believed to have above-average price appreciation potential and which may also involve above-average risk. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

        (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors.

        (b) Option Contracts. When the Fund writes or purchases a call option or a put option, an amount equal to the premium received or paid is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise.

        (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

        (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

        (e) Dividends and Distributions. Dividends and distributions to shareholders are recorded on the ex-dividend date, and determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to deferral of wash sales.

        (f) Other. Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Gains or losses on sales of securities are calculated for financial accounting and Federal tax purposes on the identified cost basis. Interest is recognized as interest income when earned.

2.  Capital Stock

    Payable for Fund shares redeemed at December 31, 1995 amounted to $1,872,782.

3.  Management Fee and Other  Transactions

    The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly-owned subsidiary of Salomon Inc, to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%; next $100 million--.75%; next $200 million--.625%; excess over $400 million--.50%. The management fee payable at December 31, 1995 was $85,026.

    Brokerage commissions of $57,993 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Fund during the year ended December 31, 1995.

    If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the year ended December 31, 1995, there was no such reimbursement.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

4.  Portfolio Activity

    The cost of securities purchased and proceeds from securities sold (other than short-term investments) during the year ended December 31, 1995 aggregated $193,714,152 and $210,691,117, respectively. Amounts payable for securities purchased at December 31, 1995 aggregated $1,325,453.

    Cost of securities held (excluding short-term investments and written options) on December 31, 1995 for Federal income tax purposes was substantially the same as for book purposes. As of December 31, 1995, total unrealized appreciation and depreciation, based on the cost for Federal income tax purposes, was approximately $12,101,000 and $960,000, respectively, resulting in net unrealized appreciation of approximately $11,141,000.

    Transactions in options written during the year ended December 31, 1995 were as follows:


                                                        Number of      Premiums
                                                        Contracts      Received
                                                        ---------      --------
    Options outstanding at December 31, 1994 ........... (1,550)      $(441,761)
    Options written ....................................   (779)       (135,739)
    Options terminated in closing purchase transactions.  2,100         563,231
    Options expired ....................................     29           1,211
    Options exercised ..................................    200          13,058
                                                          -----       ---------
    Options outstanding at December 31, 1995 ...........    --              --
                                                          =====       =========


    During the year ended December 31, 1995 net realized loss from written option transactions amounted to $507,368. During the year ended December 31, 1995 net realized loss from purchased option transactions amounted to $347,275, for a net realized loss on all option transactions of $854,643.

    The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:



                                                                   Year Ended December 31,
                                        --------------------------------------------------------------------------------------------
                                         1995     1994      1993      1992     1991    1990+     1989     1988     1987      1986
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..   $15.62   $20.80    $19.64    $19.06   $14.86   $16.75   $15.58   $16.58   $17.87    $19.75
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Net investment income ...............      .14      .03       .028      .10      .33      .20      .05      .01P.    .04       .13
Net gains (losses) on securities
  (both realized and unrealized) ....     5.27    (2.87)     3.242      .80     4.56    (1.715)   6.25     (.775)    .355*    2.275
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
  Total from investment operations ..     5.41    (2.84)     3.27       .90     4.89    (1.515)   6.30     (.765)    .395     2.405
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Less dividends and distributions:
Divdends from net investment income .     (.14)    (.03)     (.035)    (.105)   (.325)   (.285)    --        --     (.13)     (.25)
Distributions from net realized gain
  on investments ....................    (2.22)   (1.51)    (2.075)    (.215)   (.365)   (.09)   (5.13)   (.235)   (1.555)   (4.035)
Distributions in excess of net
  realized gains ....................      --      (.80)      --        --       --       --       --        --     --         --
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
  Total dividends and distributions      (2.36)   (2.34)    (2.11)     (.32)    (.69)    (.375)  (5.13)    (.235)  (1.685)   (4.285)
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Net asset value, end of year ........   $18.67   $15.62    $20.80    $19.64   $19.06   $14.86   $16.75   $15.58   $16.58    $17.87
                                        ======   ======    ======    ======   ======   ======   ======   ======   ======    ======

Total investment return based on net
  asset value per share .............   +34.9%   -14.2%    +17.2%     +4.7%   +33.4%    -9.1%   +39.7%    -4.6%    +1.7%    +13.7%
Ratios/Supplemental Data:
Net assets end of year
  (thousands) ....................... $102,429  $86,704  $113,905  $103,356  $89,829  $75,815  $72,621  $64,267  $91,313  $105,215
Ratio of expenses to average net
  assets++ ..........................    1.36%    1.30%     1.31%     1.34%    1.48%    1.44%    1.48%    1.27%    1.17%*    1.13%
Ratio of net investment income to
  average net assets ................     .74%    0.12%     0.13%     0.58%    1.87%    1.59%    0.33%    0.03%    0.19%     0.65%
Portfolio turnover rate .............     217%     152%      104%       41%      94%     156%     362%     270%     395%      279%

----------

 *   Net of provision for income taxes of $.057 per share. Expense ratio including provision would be 1.45%.
P.   Calculated using average shares outstanding.
++   Net of reimbursement for years 1986 through 1988.
 +   Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the Lehman Management Co. division of Shearson
     Lehman Brothers Inc. served as the Fund's investment manager.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Capital Fund Inc (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
September 30, 1996 (Unaudited)


SALOMON BROTHERS ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES       DESCRIPTION                                                                     (NOTE 1a)
--------------------------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.7%
             HONG KONG -- 32.6%
     30,100  Asia Satellite Telecommunications Holdings*.................................   $     79,600
     44,000  ASM Pacific Technology......................................................         35,277
     14,800  Bank of East Asia...........................................................         54,450
     30,000  Cheung Kong Holdings........................................................        230,829
     37,000  Cheung Kong Infrastructure*.................................................         61,005
     75,000  China Resources Enterprises.................................................         75,650
      7,000  Citic Pacific...............................................................         31,682
     30,000  Consolidated Electric Power.................................................         63,429
     29,000  Dickson Concepts International*.............................................         93,192
    150,000  Glorious Sun*...............................................................         58,677
    136,000  Guangdong Investment........................................................         95,849
     50,020  HKR International...........................................................         58,215
     55,300  Hong Kong Land Holdings.....................................................        128,849
     50,000  Hong Kong Telecommunications................................................         90,521
     10,600  HSBC Holdings...............................................................        196,704
     29,000  Hutchison Whampoa...........................................................        195,008
     16,000  Hysan Development...........................................................         50,071
     27,000  New World Development.......................................................        141,756
     80,000  Qingling Motors*............................................................         30,777
    410,000  Shanghai Petrochemical......................................................        108,690
     10,000  Swire Pacific...............................................................         89,551
                                                                                            ------------
                                                                                               1,969,782
                                                                                            ------------

             INDIA -- 7.2%
     22,300  Arvind Mills -- GDR.........................................................         82,510
      7,200  Ashok Leyland -- GDR*.......................................................         77,400
      4,000  Industrial Credit & Investment -- GDR*......................................         43,750
      2,300  Larsen & Toubro -- GDR......................................................         33,580
     10,000  Mahindra & Mahindra -- GDR*.................................................        102,500
      5,100  Reliance Industries -- GDR..................................................         54,825
      3,200  Tata Engineering & Locomotive -- GDR........................................         41,600
                                                                                            ------------
                                                                                                 436,165
                                                                                            ------------

             INDONESIA -- 3.8%
     50,000  Lippo Karawaci (a)..........................................................         58,115
      4,500  PT Hm Sampoerna (a).........................................................         43,780
     50,000  PT Inti Indorayon Utama (a).................................................         43,586
     49,000  PT Lippo Life Insurance (a).................................................         43,241
     26,000  PT Telekomunikasion* (a)....................................................         40,293
                                                                                            ------------
                                                                                                 229,015
                                                                                            ------------

             KOREA -- 4.1%
      8,500  Hanwha Chemical.............................................................         77,385
      4,400  Korea Mobile Telecommunications -- ADR*.....................................         66,550
      3,200  LG Electronics..............................................................         55,787
        380  LG Information & Communication..............................................         46,695
                                                                                            ------------
                                                                                                 246,417
                                                                                            ------------

             MALAYSIA -- 17.1%
     22,000  Aokam Perdana...............................................................         36,690
     26,000  DCB Holdings................................................................         89,212
     13,000  Ekran.......................................................................         56,017
     67,000  Industrial Oxygen...........................................................        102,115

                 See accompanying notes to financial statements.
PAGE 78

SALOMON                 BROTHERS                INVESTMENT                SERIES

--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES       DESCRIPTION                                                                     (NOTE 1a)
--------------------------------------------------------------------------------------------------------
     17,000  Kian Joo Can Factory........................................................   $     93,600
     25,000  Land & General..............................................................         53,363
     48,000  Leader Universal Holdings...................................................        103,415
     11,000  Malakoff....................................................................         55,298
      4,000  Malayan Banking.............................................................         39,738
     12,000  Malaysia Assurance Alliance.................................................         66,071
     46,000  MBF Capital.................................................................         65,337
     27,000  MBM Resources...............................................................         59,248
     15,000  Rashid Hussein..............................................................         83,187
     17,000  United Engineers............................................................        131,583
                                                                                            ------------
                                                                                               1,034,874
                                                                                            ------------
             PAKISTAN -- 1.0%
      6,800  Pakistan State Oil*.........................................................         61,127
                                                                                            ------------

             PHILIPPINES -- 1.8%
     60,000  Ayala Land, Series B........................................................         73,185
    125,000  Belle*......................................................................         36,688
                                                                                            ------------
                                                                                                 10,9873
                                                                                            ------------
             SINGAPORE -- 11.0%
      6,400  Cerebos Pacific.............................................................         54,083
     13,300  Cycle & Carriage............................................................        144,504
     13,000  Hong Leong Finance..........................................................         42,281
     20,000  Sembawang...................................................................         93,737
      2,500  Singapore Press Holdings (a)................................................         45,626
     15,000  United Overseas Bank (a)....................................................        145,931
     58,000  Wing Tai Holdings...........................................................        140,037
                                                                                            ------------
                                                                                                 666,199
                                                                                            ------------
             SRI LANKA -- 0.6%
    162,800  Asia Capital*...............................................................         21,572
     26,000  United Motors Lanka.........................................................         15,216
                                                                                            ------------
                                                                                                  36,788
                                                                                            ------------
             TAIWAN -- 7.1%
     15,000  Cathay Life Insurance.......................................................         96,070
     45,000  China Steel.................................................................         41,921
     34,000  Formosa Plastics............................................................         75,473
     28,000  International Commercial Bank...............................................         86,099
     44,000  Pacific Construction*.......................................................         41,470
     67,000  Yang Ming Marine Transport..................................................         88,504
                                                                                            ------------
                                                                                                 429,537
                                                                                            ------------
             THAILAND -- 7.4%
     13,650  Bangkok Bank................................................................        122,407
      6,800  Dhana Siam Finance..........................................................         30,757
      3,000  Dhana Siam Finance (a)......................................................         14,159
     15,000  Property Perfect (a)........................................................         44,248
     32,000  Siam City Bank..............................................................         50,029
     16,800  Thai Farmers Bank...........................................................        114,973
     41,000  Thai Telephone & Telecommunications* (a)....................................         70,147
                                                                                            ------------
                                                                                                 446,720
                                                                                            ------------

             TOTAL COMMON STOCKS (cost $5,767,955).......................................      5,666,497
                                                                                            ------------

                See accompanying notes to financial statements.
                                                                         PAGE 79

SALOMON                 BROTHERS                INVESTMENT                SERIES
-----------------------------------------------------------
Portfolio  of  Investments
September 30, 1996 (Unaudited)


SALOMON BROTHERS ASIA GROWTH FUND  (concluded)
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES       DESCRIPTION                                                                     (NOTE 1a)
--------------------------------------------------------------------------------------------------------
             WARRANTS -- 3.7%
  1,550,000  China Resources Warrants (expiring 08/28/97)................................   $     46,302
    550,000  Henderson Investment Call Warrants (expiring 02/17/97)......................         20,982
    260,000  Hutchison Whampoa Warrants (expiring 08/12/97)..............................         45,054
    280,000  New World Development Warrants (expiring 4/29/97)...........................         31,139
    114,000  Peregrine Investment Holdings Warrants (expiring 5/15/98)...................         21,376
     45,000  PT Indah Kiat Pulp & Paper Warrants (expiring 04/13/01).....................         18,403
    190,000  Swire Pacific A Call Warrants (expiring 5/30/97)............................         38,821
      9,000  Thai Basket Warrants (expiring 11/19/96)....................................          1,157
                                                                                            ------------
                                                                                                 223,234
                                                                                            ------------

             TOTAL WARRANTS (cost $237,103)..............................................        223,234
                                                                                            ------------
CONTRACTS
-----------
             PURCHASED OPTIONS -- 1.2%
        352  Hang Seng Index Call (expiring 12/30/96, exercise price HKD 11,541).........         27,861
          8  Hang Seng Index Put (expiring 12/6/96, exercise price HKD 10,600)...........          3,155
    100,000  Hutchison Whampoa Call (expiring 12/20/96, exercise price HKD 51.66)........         29,096
    103,000  Hysan Call (expiring 01/17/97, exercise price HKD 25.3575)..................         12,334
                                                                                            ------------

             TOTAL PURCHASED OPTIONS (cost $68,400)......................................         72,446
                                                                                            ------------
             TOTAL INVESTMENTS -- 98.6%
               (cost $6,073,458).........................................................      5,962,177
                                                                                            ------------

             Other assets in excess of liabilities  -- 1.4%..............................         82,216
                                                                                            ------------
             NET ASSETS -- 100.0%........................................................   $  6,044,393
                                                                                            ------------
                                                                                            ------------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                    MATURITY          CONTRACTS TO                        CONTRACTS       UNREALIZED
                      DATE              DELIVER       IN EXCHANGE FOR     AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
PURCHASES
                    10/03/96           MYR 148,886        $59,538          $59,397          $ (141)
                                                                                            ------
                                                                                            ------

*  Non-income producing security.

(a) Foreign Shares

Abbreviations used in this statement:

ADR   -- American Depository Receipt
GDR   -- Global Depository Receipt
HKD   -- Hong Kong Dollar
MYR   -- Malaysian Ringgit

                  See accompanying notes to financial statements.
PAGE 80

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------------------------
Statements  of  Assets  and  Liabilities
September 30, 1996 (Unaudited)


ASSETS:
Investments, at value (Note A).............................................................   $5,962,177
Foreign currency, at value (Note B)........................................................       80,523
Cash.......................................................................................       12,420
Receivable for securities sold.............................................................       65,428
Receivable for fund shares sold............................................................       23,353
Interest and dividends receivable..........................................................        9,713
Deferred organization expense..............................................................       91,727
Net receivable from investment advisor.....................................................       32,903
                                                                                              ----------
Total assets...............................................................................    6,278,244
                                                                                              ----------
LIABILITIES:
Payable for:
  Securities purchased.....................................................................       92,348
  Organization fees........................................................................       93,550
  Service and distribution fees............................................................        8,634
    Unrealized depreciation of forward foreign currency contracts..........................          141
    Accrued expenses.......................................................................       39,178
                                                                                              ----------
Total Liabilities..........................................................................      233,851
                                                                                              ----------
Net assets.................................................................................   $6,044,393
                                                                                              ----------
                                                                                              ----------
NET ASSETS CONSIST OF:
Paid-in capital............................................................................   $6,207,487
Undistributed net investment income........................................................   $   20,506
Accumulated net realized loss on investments, options and foreign currency transactions....      (72,113)
Net unrealized depreciation on investments, foreign currency transactions and other
  assets...................................................................................     (111,487)
                                                                                              ----------
NET ASSETS.................................................................................   $6,044,393
                                                                                              ----------
                                                                                              ----------
Class A....................................................................................   $3,104,675
                                                                                              ----------
                                                                                              ----------
Class B....................................................................................   $2,648,241
                                                                                              ----------
                                                                                              ----------
Class C....................................................................................   $  174,763
                                                                                              ----------
                                                                                              ----------
Class O....................................................................................   $  116,714
                                                                                              ----------
                                                                                              ----------
SHARES OUTSTANDING:
Class A....................................................................................      320,802
                                                                                              ----------
                                                                                              ----------
Class B....................................................................................      274,400
                                                                                              ----------
                                                                                              ----------
Class C....................................................................................       18,104
                                                                                              ----------
                                                                                              ----------
Class O....................................................................................       12,047
                                                                                              ----------
                                                                                              ----------
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per share.............................................   $     9.68
                                                                                              ----------
                                                                                              ----------
Maximum offering price per share (based on maximum front end sales charge of 4.75%)........   $    10.16
                                                                                              ----------
                                                                                              ----------
CLASS B SHARES
Net asset value and offering price per share*..............................................   $     9.65
                                                                                              ----------
                                                                                              ----------
CLASS C SHARES
Net asset value and offering price per share*..............................................   $     9.65
                                                                                              ----------
                                                                                              ----------
CLASS O SHARES
Net asset value, offering price and redemption price per share.............................   $     9.69
                                                                                              ----------
                                                                                              ----------
Note A: Cost of investments................................................................   $6,073,458
                                                                                              ----------
                                                                                              ----------
Note B: Cost of foreign currency...........................................................   $   80,655
                                                                                              ----------
                                                                                              ----------


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                 See accompanying notes to financial statements.
                                                                         PAGE 81

SALOMON                 BROTHERS                INVESTMENT                SERIES
--------------------------------------------------------------------------------
Statements  of  Changes  in  Net  Assets
For the Period Ended September 30, 1996 * (Unaudited)

CHANGE IN NET ASSETS FROM:
OPERATIONS:
  Net investment income....................................................................   $   20,506
  Net realized loss on investments, options and foreign currency transactions..............      (72,113)
  Net change in unrealized depreciation on investments, foreign currency transactions and
    other assets...........................................................................     (111,487)
  Net decrease in net assets resulting from operations.....................................     (163,094)
                                                                                              ----------
NET FUND CAPITAL SHARE TRANSACTIONS:
  Class A..................................................................................    3,175,287
  Class B..................................................................................    2,728,887
  Class C..................................................................................      180,140
  Class O..................................................................................      118,173
                                                                                              ----------
    Net increase in net assets derived from share transactions.............................    6,202,487
                                                                                              ----------
NET INCREASE IN NET ASSETS.................................................................    6,039,393
NET ASSETS:
  Beginning of period......................................................................        5,000
                                                                                              ----------
  End of period (including undistributed net investment income of $20,506).................   $6,044,393
                                                                                              ----------
                                                                                              ----------

* Fund's commencement of investment operations was May 6, 1996.

                                 See accompanying notes to financial statements.

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Asia Growth Fund (the 'Fund') is a portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company. The Fund's objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund will be valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

          Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 12:30 p.m. Eastern time, or at such other rates as Salomon Brothers Asset Management Inc ('SBAM') may determine to be appropriate in computing net asset value.

          Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as 'Foreign [^Shares' in the Portfolio of Investments) may be created and offered for investment by such companies. The 'local' and 'foreign' shares' market values may differ.

          Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all

SALOMON                 BROTHERS                INVESTMENT                SERIES

     other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

          (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

          (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          (d) FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

          (e) FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

     value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

          (f) FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (g) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund will declare dividends from net investment income annually. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP primarily due to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by the Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

          (h) CLASS ACCOUNTING. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          (I) EXPENSES. Direct expenses of the Fund are charged to it, and general expenses of the Series Funds are allocated to the Fund based on its relative net assets.

          (j) ORGANIZATIONAL COSTS. Certain costs incurred in connection with the Fund's organization have been deferred and are being amortized by the Fund over a 60 month period from the date the Fund commenced investment operations.

          (k) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or on a when-known basis. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized

SALOMON                 BROTHERS                INVESTMENT                SERIES

     gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Series Funds. Among other things, SBAM furnishes the Fund with office space and certain services and facilities required for conducting the business of the Fund, and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of .80% of the Fund's average daily net assets. SBAM has retained Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP'), an affiliate of SBAM, to act as sub-advisor to the Fund. Salomon Brothers Asset Management Limited ('SBAM Limited'), an affiliate of SBAM, provides certain administrative services to the Fund. SBAM AP and SBAM Limited are compensated by SBAM at no additional expense to the Fund. If in any fiscal year total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million.

For the period ended September 30, 1996, SBAM voluntarily waived management fees of $17,499 and absorbed expenses of $32,902 for the Fund.

The Fund has an agreement with Salomon Brothers Inc ('Salomon Brothers'), an affiliate of SBAM, to distribute its shares pursuant to a multiple class pricing system. Each class (except for Class O) of the Fund is authorized pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan,' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the Fund at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of the Fund at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

SALOMON                 BROTHERS                INVESTMENT                SERIES
----------------------------------------------------------------------
Notes  to  Financial  Statements (unaudited)

3. CAPITAL STOCK

At September 30, 1996, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which, the Fund had 999,999,992 shares authorized. Transactions in Fund shares for the period ended September 30, 1996 were as follows:

[CAPTION]

                                CLASS A                    CLASS B                   CLASS C                  CLASS O
                         -------------------------------------------------------------------------------------------------
                         SHARES        AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                         -------------------------------------------------------------------------------------------------
Shares sold..........    321,622     $3,182,950     274,275     $2,727,637      28,310     $275,175     11,922     $116,923
Shares redeemed......       (945)        (8,913)         --             --     (10,331)     (96,285)        --           --
                         -------     ----------     -------     ----------     -------     --------     ------     --------
Net increase.........    320,677     $3,174,037     274,275     $2,727,637      17,979     $178,890     11,922     $116,923
                         -------     ----------     -------     ----------     -------     --------     ------     --------
                         -------     ----------     -------     ----------     -------     --------     ------     --------

At September 30, 1996, Salomon Brothers owned approximately 80% of total shares outstanding of the Fund.

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, during the period ended September 30, 1996 aggregated $8,835,644 and $2,451,031, respectively.

At September 30, 1996, the cost for Federal income tax purposes is $6,073,458, resulting in gross unrealized appreciation and depreciation of $287,390 and $398,671, respectively, and net unrealized depreciation of $111,281.

Transactions in options written for the Fund during the period ended September 30, 1996 were as follows:

                                                               NUMBER OF             PREMIUMS
                                                               CONTRACTS             RECEIVED
-----------------------------------------------------------------------------------------------
Options written............................................         26,000         $      4,353
Options terminated in closing purchase transactions........        (26,000)              (4,353)
                                                              ------------         ------------
Options outstanding at September 30, 1996..................
                                                              ------------         ------------
                                                              ------------         ------------

5. PORTFOLIO INVESTMENT RISKS

The Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and

SALOMON                 BROTHERS                INVESTMENT                SERIES

regulation of foreign securities markets and the possibility of political or economic instability. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund may write covered call and put options. A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SALOMON                 BROTHERS                INVESTMENT                SERIES
---------------------------------------------------
Financial  Highlights
Selected data per share of capital stock outstanding throughout each period:


SALOMON BROTHERS ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                                   CLASS A        CLASS B         CLASS C        CLASS O
                                                 --------------------------------------------------------
                                                            PERIOD ENDED SEPTEMBER 30, 1996 (a)
                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............   $ 10.00         $10.00         $ 10.00         $10.00
                                                 -----------       ------          -----------    ------
Net investment income...........................      0.04           0.02            0.01           0.05
Net loss on investments (both realized and
  unrealized)...................................     (0.36)         (0.37)          (0.36)         (0.36)
                                                 -----------       ------          -----------    ------
Total from investment operations................     (0.32)         (0.35)          (0.35)         (0.31)
                                                 -----------       ------          -----------    ------
Net asset value, end of period..................   $  9.68         $ 9.65         $  9.65         $ 9.69
                                                 -----------       ------          -----------    ------
                                                 -----------       ------          -----------    ------
Net assets, end of period (thousands)...........    $3,105         $2,648            $175           $117
Total return *..................................     -3.20%         -3.50%          -3.50%         -3.10%
Ratios to average net assets:
Expenses........................................      1.24%**        1.99%**         2.00%**        0.99%**
Net investment income...........................      1.26%**        0.58%**         0.43%**        1.60%**
Portfolio turnover rate.........................        49%            49%             49%            49%
Average broker commission rate..................   $0.0064        $0.0064         $0.0064        $0.0064
Before waiver of management fee and expenses
  absorbed by SBAM, net investment loss per
  share and expense ratios would have been:
Net investment loss per share...................   ( $0.04)        ($0.06)        ($ 0.06)        ($0.02)
Expense ratio...................................      3.54%**        4.29%**         4.31%**        3.29%**

(a) May 6, 1996, commencement of investment operations, through September 30, 1996.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
 ** Annualized.

                See accompanying notes to financial statements.
PAGE 90

                              STATEMENT OF DIFFERENCES
                              ------------------------
The paragraph symbol shall be expressed as [p]
The section symbol shall be expressed as SS
The dagger symbol shall be expressed as `D'
The double dagger symbol shall be expressed as `DD'
The triple dagger symbol shall be expressed as `DDD'



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